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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	10/31

Date of reporting period:	4/30/05

Item 1 - Reports to Shareholders

2005 Semiannual Report

Janus Growth Funds

Growth

Janus Fund

Janus Enterprise Fund

Janus Mercury Fund

Janus Olympus Fund

Janus Orion Fund

Janus Triton Fund

Janus Twenty Fund

Janus Venture Fund

Specialty Growth

Janus Global Life Sciences Fund

Janus Global Technology Fund

Janus Growth Funds

President and CIO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Fund	5

Janus Enterprise Fund	11

Janus Mercury Fund	17

Janus Olympus Fund	22

Janus Orion Fund	27

Janus Triton Fund	32

Janus Twenty Fund	36

Janus Venture Fund	40

Janus Global Life Sciences Fund	46

Janus Global Technology Fund	51

Statements of Assets and Liabilities	58

Statements of Operations	60

Statements of Changes in Net Assets	62

Financial Highlights	66

Notes to Schedules of Investments	71

Notes to Financial Statements	74

Additional Information	81

Explanations of Charts, Tables and Financial Statements	83

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Dear Shareholder,

Having served as Janus' Chief Investment Officer for full a year now, it seems an appropriate time to assess the progress we've made for our shareholders over the past 12 months.

Report Card

In my first letter to Janus shareholders last April, I spoke about our collective efforts to expand our coverage of stocks, improve our risk-management discipline and foster additional collaboration between portfolio managers and analysts.

I am pleased to report that we have made significant progress on all three fronts, and would like to share details with you.

First, we hired eight new equity analysts this past year, which brings the total equity analyst team to 36. On the fixed-income side, we hired three new credit analysts. The expanded research staff has enabled Janus to increase its coverage of domestic and international stocks, with the goal of keeping the portfolios fresh with current ideas.

Second, we improved our risk-management oversight by creating the position of Director of Risk Management and Performance, a role recently filled by Daniel Scherman, who brings with him more than 20 years of experience in the investment management industry. While Janus' heritage is built on a willingness to invest with conviction when we believe we have a research edge, adding this additional layer of risk oversight should ensure that exposures, whether intended or not, are properly analyzed.

The third initiative on which we have made progress is enhancing the quality of debate and dialogue within the investment team, which is a critical, yet intangible component of any successful investment management organization. There are multiple venues available for portfolio managers and analysts to come together and discuss or review key stocks in the news or new buy recommendations. The senior analysts that lead the global sector teams play an important part in driving this dialogue with the portfolio managers, resulting in a more robust exchange of ideas.

Also noteworthy is the contribution our team of 12 research associates has made to our overall research effort. Created two years ago, the team continues to make solid contributions by uncovering real-time demand trends in the marketplace in key consumer categories, ranging from travel and lodging to online music and wireless communications.

While we're pleased with our accomplishments to date, these and other initiatives would be irrelevant if there was no concurrent improvement in relative fund performance. In that regard, I am pleased to report a significant improvement in the relative performance of a number of our funds, as described below.

Performance

As of April, 30, 2005, 73% of Janus growth and core funds ranked in Lipper's top two quartiles for the one- and three-year periods, based on total returns. Longer-term relative performance is also impressive, with 100% of our growth and core funds ranking in Lipper's top two quartiles for the life-of-fund periods.

In my opinion, the improvement in relative performance for many of our funds tells me that our research effort continues to set us apart from our peers and that the portfolios are well positioned to outperform in all types of markets. The investment team is working together to ensure that, in its view, the most compelling risk/reward stocks are properly positioned in the portfolios.

New Fund Offerings

We are very excited to bring our investors two new mutual funds, which were launched this past winter: Janus Triton Fund and Janus Research Fund. Janus Triton Fund, managed by Ron Sachs, outpaced its benchmark index since inception (the two-month period ended April 30, 2005). We attribute these results to the success that Ron and team have had uncovering promising investment ideas in the small- and mid-cap growth space.

Gary Black

President and Chief

Investment Officer

Past performance is no guarantee of future results.

Janus Growth Funds April 30, 2005 1

Continued

Janus Research Fund is a unique collection of the top picks of each analyst at Janus, thereby resulting in a diversified, multicap portfolio of both growth and value stocks. It, too, is backed by a solid research effort, and by focusing on what we believe are the best prospects for the long haul, we hope to deliver Index-beating returns with relatively low risks.

Market Review and Outlook

After hitting 31/2 year highs in early March, equity markets encountered stiff headwinds in late-March and April. Record-high oil prices, sluggish retail sales, falling consumer confidence, and slowing earnings growth all conspired to stymie the markets.

General Motors' announcement in mid-March that it has scaled back its earnings expectations for the remainder of 2005 was a clear sign that higher oil prices and rising interest rates were finally having a negative impact on consumer spending. Subsequent updates by Wal-Mart, Harley-Davidson and IBM provided further confirmation of a slightly softer macroeconomic environment as the second quarter unfolded.

It appears that two opposing opinions have crystallized regarding the near-term outlook for the economy. One camp is forecasting a deceleration in the economy due to the lagging effect of higher energy prices and rising interest rates. This group is projecting that gross domestic product (GDP) growth will slow to 2% in the second half of the year.

The other camp argues that the U.S. economy is better equipped to handle higher energy prices and interest rates when compared to the 1980s, and what we may be witnessing in the current volatile market is the handoff in spending from consumers to businesses.

Taking a step back from the day-to-day noise of the markets, the most likely scenario to unfold will be that the economy continues to grow at an acceptable rate given this stage of the business cycle. While it is reasonable to expect some moderation in economic growth as the business cycle matures, we do not think that GDP growth will decelerate markedly in the second half of the year.

In support of that view, it is important to note that unemployment is declining, business spending is improving, merger and acquisition activity is picking up, jobs are still being created, and corporate earnings generally have been reasonable.

Risks to economic growth are well known – rising energy prices, eroding consumer confidence, job cuts, reduced business spending, and higher interest rates. We believe these concerns will likely remain in the forefront of the market for the near term.

While all investors get impatient with sideways markets, we at Janus believe that the market will always reward superior business models with improving fundamental outlooks. Our job is to identify those companies that are winning in the marketplace and own them in your funds.

Thank you for your confidence and trust.

Sincerely,

Gary Black
President and Chief Investment Officer

There is no assurance that the investment process will consistently lead to successful investing. There is no guarantee these trends will continue.

As of April 30, 2005, General Motors Acceptance Corp. was 0.9% of the Janus Short-Term Bond Fund, 0.4% of the Janus High-Yield Fund, 0.2% of the Janus Balanced Fund and 0.1% of the Janus Flexible Bond Fund.

As of April 30, 2005, Wal-Mart Stores, Inc. was 1.5% of the Janus Research Fund, 0.5% of the Janus Balanced Fund, 0.5% of the Janus Mercury Fund, 0.5% of the Janus Olympus Fund and 0.4% of the Janus Risk-Managed Stock Fund.

As of April 30, 2005, Harley-Davidson, Inc. was 0.5% of the Janus Olympus Fund, 0.3% of the Janus Flexible Bond Fund, 0.2% of the Janus Risk-Managed Stock Fund and 0.2% of the Janus Fund.

As of April 30, 2005, International Business Machines Corp. was 1.6% of the Janus Global Technology Fund, 1.0% of the Janus Core Equity Fund, 0.6% of the Janus Balanced Fund, 0.3% of the Janus Flexible Bond Fund and 0.1% of the Janus Risk-Managed Stock Fund. There is no assurance that any Janus fund currently holds these securities.

2 Janus Growth Funds April 30, 2005

Lipper Rankings

		Lipper Rankings - Based on total return as of 4/30/05
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	53	348/659	52	280/544	67	278/420	41	56/137	5	1/19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	22	115/537	10	39/426	92	264/289	58	65/112	38	19/50
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	19	119/659	10	53/544	82	344/420	7	9/137	2	1/85
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	37	155/421	71	250/354	80	192/242	–	–	15	13/90
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	10	38/421	10	33/354	–	–	–	–	37	93/252
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	3	19/659	1	2/544	73	305/420	1	1/137	6	2/38
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	25	125/510	15	62/418	62	190/310	37	31/83	10	1/9
Janus Balanced Fund(1) (9/92)	Balanced Funds	38	228/601	58	257/447	58	208/362	7	10/162	4	3/76
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	5	38/917	28	214/783	26	153/600	–	–	2	5/291
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	6	52/917	28	217/783	62	371/600	3	5/230	5	5/110
Janus Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	3	22/739	–	–	–	–	–	–	16	96/616
Janus Contrarian Fund(4) (2/00)	Multi-Cap Core Funds	7	46/739	5	23/527	26	95/367	–	–	22	76/351
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	78	219/280	73	188/257	85	191/224	71	102/143	83	69/83
Janus Flexible Bond Fund(1)(2) (7/87)	Intermediate Inv Grade Debt Funds	68	308/453	14	51/383	58	153/265	8	10/135	12	3/24
Janus High-Yield Fund (12/95)	High Current Yield Funds	36	150/418	80	280/350	38	108/285	–	–	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt	62	129/208	46	64/139	44	46/105	25	14/56	44	11/24
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	53	96/181	53	83/157	83	64/77	–	–	32	16/49
Janus Global Opportunities Fund(1) (6/01)	Global Funds	83	266/321	52	134/260	–	–	–	–	10	22/234
Janus Global Technology Fund (12/98)	Science and Technology Funds	59	172/292	58	158/275	54	81/149	–	–	22	18/83
Janus Overseas Fund(1) (5/94)	International Funds	80	674/851	58	405/706	83	423/513	5	8/171	6	7/123
Janus Worldwide Fund(1) (5/91)	Global Funds	96	306/321	99	256/260	94	183/194	36	22/61	32	6/18
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	51	120/235	31	57/184	14	14/100	–	–	5	4/79
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	50	293/591	68	320/474	17	53/324	N/A	N/A	N/A	N/A

(1)The date of the Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

(3)Rating is for the investor share class only; other classes may have different performance characteristics.

(4)Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund, Janus Overseas Fund, Janus Global Technology Fund and Janus Orion Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Growth Funds April 30, 2005 3

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was April 30, 2005. As the investing environment changes, so could the portfolio managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs such as redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2004 to April 30, 2005 for all Funds except Janus Triton Fund which is based on the period February 25, 2005 to April 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive Janus Triton Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2006. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4 Janus Growth Funds April 30, 2005

Janus Fund (unaudited)

Fund Snapshot

For more than 30 years, this traditional growth fund has exemplified Janus' research and stock-picking abilities.

Blaine Rollins

portfolio manager

Performance Overview

During the six-month period ended April 30, 2005, Janus Fund gained 1.54%, outpacing the Russell 1000® Growth Index's return of 1.14%. The Fund's secondary benchmark, the S&P 500® Index, returned 3.28% for the same time period. Investor sentiment shifted dramatically during the period, with confidence surging in the latter months of 2004 following the presidential election and then waning as concerns over interest rates, inflation, and rising commodity prices took hold in 2005. The environment was also challenging for us in that growth stocks continued to lag value stocks for the period.

We owe our outperformance of the Russell 1000® Growth Index to a range of factors, including strong stock selection across market sectors. Performance within the food and staples retailing, technology hardware and equipment, and retailing sectors was particularly strong. Conversely, the Fund's larger position than the Index in the weaker-performing semiconductor group held back our results during the period.

Strategy in This Environment

Over the past six months, we continued to perform in-depth, bottom-up research in pursuit of those leading growth companies we believe are taking market share from their peers and investing/deploying their profits wisely. We also took measures to reduce the Fund's risk profile by further diversifying assets across holdings – a strategy that worked to our advantage in a volatile period. Additionally, we continued to invest in new ideas that represent our expanded analyst team's best ideas. The result has been improved performance – a trend that we will be working to uphold as the year continues.

Portfolio Composition

As of April 30, 2005, the Fund was 94.4% invested in equities, with foreign stocks accounting for 17.2% of our net assets. The Fund's top 10 equity holdings represented 35.7% of its total net assets and we held a cash position of 5.5%.

Strong Performance from Select Holdings in Media, Healthcare, and Aerospace and Defense

Our strongest contribution during the semiannual period came from media leader Comcast, the nation's largest cable operator. We view Comcast as a defensive growth utility that is taking share away from competing single-service media companies. Throughout the semiannual period, Comcast benefited from its past investment in a high-speed, two-way plant, and consumers are finding additional value in Comcast's video, data and telephony services. Its digital video business continues to bring in new customers at a strong rate due to the growth of high-definition TV, digital video recorders and video-on-demand products. In March alone, Comcast's video-on-demand product, On Demand, registered 100 million viewings (or about 12 per digital cable household). Meanwhile, cable modem subscribers keep growing even as DSL pricing is falling, proving that cable is a speed- and service-differentiated product. We are also excited that while Comcast continues to invest in its own internal growth, the company is returning cash to shareholders via stock repurchases as well.

Other high-performing holdings could be found in healthcare. Our team identified a number of companies that provided 30-percent-plus upside during the period, including Alcon, Caremark, Patterson Dental, UnitedHealthcare, and Celgene. Although some clouds over the pharmaceutical industry remained, we were pleased with the Fund's outperformance in healthcare. Another noteworthy contributor was drugstore chain Walgreen Co., which is classified as a retail stock but in many ways is a

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Comcast Corp. - Special Class A	6.0%	7.2%
Time Warner, Inc.	5.9%	7.0%
Cisco Systems, Inc.	4.6%	4.8%
Maxim Integrated Products, Inc.	3.5%	6.7%
Walgreen Co.	3.3%	2.8%
Procter & Gamble Co.	2.7%	1.3%
Linear Technology Corp.	2.7%	4.7%
Tyco International, Ltd. (New York Shares)	2.6%	2.4%
Lockheed Martin Corp.	2.3%	1.6%
McDonald's Corp.	2.1%	2.3%

Janus Growth Funds April 30, 2005 5

Janus Fund (unaudited)

healthcare play. During the period, Walgreen benefited from an increase in prescriptions – a potential effect of the aging baby boomer demographic.

The Fund's outperformance can also be traced to our exposure to Boeing and other aerospace and defense names. In the case of Boeing, some investors were distracted by negative press regarding a competitor's new double-decker plane and issues surrounding senior management turnover at Boeing; however, we stayed focused on the fundamentals – namely orders for Boeing's 737 and 777 models, new business wins for producing the 787, and improving margins for all three of the company's main divisions. Our confidence was rewarded with strong performance from Boeing for the semiannual period.

Technology Names Detract

Our relative performance was hampered by some of the Fund's technology holdings. For example, semiconductor names Maxim Integrated Products and Linear Technology Company lagged other technology companies, despite their lower valuations and long-term potential for growth. Although I've trimmed our positions in both, Maxim and Linear have been defensible franchises that generate solid cash flow, which they're using to repurchase stock and increase their dividend payouts.

Other detractors were online auction house eBay and system networking giant Cisco Systems. In a sense, eBay was a victim of its own success in 2004. eBay's earnings and accomplishments were so stellar last year that it's been difficult to match investors' expectations in 2005. However, we believe eBay's business model is still sound. Turning to Cisco, performance was off potentially due to sluggish enterprise spending over the past six months. On the positive side, Cisco continues to aggressively repurchase its own stock, thereby shrinking the number of outstanding shares. This tactic typically helps companies succeed over time; with this in mind, we are willing to exercise patience with regard to Cisco.

Investment Strategy and Outlook

Looking ahead, we are optimistic about opportunities in the large-cap growth arena. Valuations for many high-quality names are at attractive levels, and at some point we believe we'll see an increase in companies' spending on new and better technology. In addition, we're confident that investors will be looking to redistribute assets into the fundamentally strong companies that we favor.

Thank you for your investment with Janus.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

6 Janus Growth Funds April 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Fund	1.54%	0.92%	(10.87)%	7.72%	13.76%
Russell 1000® Growth Index	1.14%	0.40%	(10.75)%	7.71%	11.84%**
S&P 500® Index	3.28%	6.34%	(2.94)%	10.26%	11.30%
Lipper Ranking - based on total returns for Large-Cap Growth Funds	N/A	348/659	278/420	56/137	1/19

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – February 5, 1970

** The Russell 1000® Growth Index's since inception returns calculated from December 31, 1978

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,015.40	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46

*Expenses are equal to the annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Fund changed its primary benchmark from S&P 500® Index to the Russell 1000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500® Index as a secondary index.

Janus Growth Funds April 30, 2005 7

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 94.4%
Advertising Sales - 0.3%
949,545	Lamar Advertising Co.*	$35,493,992
Aerospace and Defense - 5.1%
4,948,596	BAE Systems PLC**	24,162,126
3,842,450	Boeing Co.#	228,702,624
655,765	General Dynamics Corp.	68,888,113
4,391,870	Lockheed Martin Corp.	267,684,476
		589,437,339
Apparel Manufacturers - 0.7%
5,848,713	Burberry Group PLC**	40,328,090
1,375,130	Coach, Inc.*	36,853,484
		77,181,574
Applications Software - 0.2%
758,140	NAVTEQ Corp.*	27,611,459
Athletic Footwear - 0.2%
362,455	NIKE, Inc. - Class B	27,840,169
Audio and Video Products - 0.5%
1,721,315	Sony Corp. (ADR)**	63,189,474
Automotive - Cars and Light Trucks - 0.2%
641,696	BMW A.G.**	27,197,261
Automotive - Truck Parts and Equipment - Original - 0.2%
425,460	Autoliv, Inc.	18,826,605
Beverages - Non-Alcoholic - 0.7%
1,512,250	PepsiCo, Inc.	84,141,590
Beverages - Wine and Spirits - 0.5%
937,325	Diageo PLC (ADR)**, #	56,005,169
Building - Residential and Commercial - 1.2%
1,759,738	D.R. Horton, Inc.	53,672,008
55,685	NVR, Inc.*, #	40,001,320
596,790	Pulte Homes, Inc.#	42,640,646
		136,313,974
Building and Construction Products - Miscellaneous - 0.9%
3,465,880	Masco Corp.	109,140,561
Cable Television - 6.0%
21,917,161	Comcast Corp. - Special Class A*	695,431,519
Chemicals - Diversified - 0.3%
1,365,715	Lyondell Chemical Co.#	34,265,789
Chemicals - Specialty - 0.2%
1,049,465	Syngenta A.G. (ADR)*, **, #	21,755,409
Commercial Banks - 0.6%
805,785	UBS A.G. (ADR)**, #	64,704,536
Commercial Services - Finance - 1.0%
3,838,227	Paychex, Inc.#	117,449,746
Computer Services - 0%
156,555	Ceridian Corp.*	2,641,083
Computers - 1.0%
552,660	Dell, Inc.*	19,249,148
1,572,855	Research In Motion, Ltd. (New York Shares)*	101,307,590
		120,556,738
Computers - Memory Devices - 0.4%
3,594,545	EMC Corp.*	47,160,430
Containers - Metal and Glass - 0.4%
1,047,855	Ball Corp.	41,390,273

Shares or Principal Amount		Value
Cosmetics and Toiletries - 2.7%
5,780,465	Procter & Gamble Co.	$313,012,180
Cruise Lines - 1.0%
2,275,835	Carnival Corp. (New York Shares)	111,242,815
Dental Supplies and Equipment - 0.6%
1,394,032	Patterson Companies, Inc.*, #	70,468,318
Distribution/Wholesale - 0.3%
4,201,000	Esprit Holdings, Ltd.	31,448,455
Diversified Minerals - 1.4%
6,070,255	Companhia Vale do Rio Doce (ADR)#	163,593,372
Diversified Operations - 5.5%
3,124,720	General Electric Co.	113,114,864
3,896,065	Honeywell International, Inc.	139,323,284
887,875	Pentair, Inc.#	35,319,668
2,629,429	Smiths Group PLC**	43,111,090
9,793,825	Tyco International, Ltd. (New York Shares)	306,644,661
		637,513,567
Diversified Operations - Commercial Services - 0.2%
1,004,260	ARAMARK Corp. - Class B#	24,614,413
E-Commerce/Services - 1.1%
2,405,889	eBay, Inc.*	76,338,858
2,400,050	IAC/InterActiveCorp*, #	52,177,087
		128,515,945
Electric - Generation - 0.3%
1,869,750	AES Corp.*	30,065,580
Electronic Components - Miscellaneous - 0.7%
3,290,505	Koninklijke (Royal) Philips Electronics N.V. (New York Shares)**, #	81,571,619
Electronic Components - Semiconductors - 1.2%
1,963,010	Intel Corp.	46,169,995
3,814,425	Texas Instruments, Inc.	95,208,048
		141,378,043
Electronic Forms - 0.4%
870,590	Adobe Systems, Inc.	51,773,987
Finance - Credit Card - 0.4%
937,270	American Express Co.	49,394,129
Finance - Investment Bankers/Brokers - 1.4%
1,441,555	Citigroup, Inc.	67,695,423
1,040,685	JPMorgan Chase & Co.	36,933,911
982,585	Merrill Lynch & Company, Inc.	52,990,809
		157,620,143
Financial Guarantee Insurance - 0.3%
634,285	MBIA, Inc.#	33,223,848
Food - Confectionary - 0.3%
554,550	Wm. Wrigley Jr. Co.	38,336,042
Food - Retail - 0.8%
950,510	Whole Foods Market, Inc.#	94,784,857
Food - Wholesale/Distribution - 0.5%
1,560,535	Sysco Corp.#	53,994,511
Medical - Biomedical and Genetic - 0.8%
978,465	Celgene Corp.*	37,093,608
637,260	Genentech, Inc.*	45,207,225
213,115	Genzyme Corp.*, #	12,490,670
		94,791,503

See Notes to Schedules of Investments and Financial Statements.

8 Janus Growth Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Medical - Drugs - 2.2%
3,053,965	Eli Lilly and Co.	$178,565,334
1,106,605	Sanofi-Aventis (ADR)**	49,100,064
658,415	Wyeth	29,589,170
		257,254,568
Medical - Generic Drugs - 0.5%
1,924,355	Teva Pharmaceutical Industries, Ltd. (ADR)#	60,116,850
Medical - HMO - 1.2%
1,509,440	UnitedHealth Group, Inc.	142,657,174
Medical - Hospitals - 0.5%
951,010	HCA, Inc.	53,104,398
Medical Instruments - 0.8%
931,580	Medtronic, Inc.	49,094,266
1,004,805	St. Jude Medical, Inc.*	39,217,539
		88,311,805
Medical Products - 3.0%
2,540,125	Johnson & Johnson	174,328,779
2,075,043	Stryker Corp.#	100,743,338
276,216	Synthes, Inc.	31,322,104
1,093,365	Varian Medical Systems, Inc.*, #	36,890,135
		343,284,356
Metal - Diversified - 0.3%
1,103,825	Inco, Ltd. (New York Shares)	39,450,706
Metal Processors and Fabricators - 0.6%
927,940	Precision Castparts Corp.#	68,352,060
Motorcycle and Motor Scooter Manufacturing - 0.2%
596,870	Harley-Davidson, Inc.#	28,064,827
Multi-Line Insurance - 1.0%
2,192,735	American International Group, Inc.	111,500,575
Multimedia - 5.9%
40,875,994	Time Warner, Inc.*	687,125,459
Networking Products - 5.1%
30,731,550	Cisco Systems, Inc.*	531,041,184
2,787,905	Juniper Networks, Inc.*, #	62,978,774
		594,019,958
Oil - Field Services - 1.6%
1,229,280	Halliburton Co.	51,125,755
1,950,915	Schlumberger, Ltd. (New York Shares)**, #	133,462,095
		184,587,850
Oil and Gas Drilling - 0.6%
1,451,870	Transocean, Inc.*, #	67,323,212
Oil Companies - Exploration and Production - 1.1%
1,338,115	Apache Corp.	75,322,493
1,060,830	EOG Resources, Inc.	50,442,467
		125,764,960
Oil Companies - Integrated - 0.9%
1,211,015	Exxon Mobil Corp.	69,064,186
934,905	Suncor Energy, Inc. (New York Shares)	34,460,598
		103,524,784
Optical Supplies - 1.8%
2,182,125	Alcon, Inc. (New York Shares)**	211,666,125
Pharmacy Services - 1.3%
3,703,525	Caremark Rx, Inc.*	148,326,176

Shares or Principal Amount		Value
Property and Casualty Insurance - 0.6%
2,129,785	W. R. Berkley Corp.	$69,218,013
Retail - Apparel and Shoe - 1.6%
1,664,230	Abercrombie & Fitch Co. - Class A	89,785,209
1,929,170	Foot Locker, Inc.#	51,431,672
2,314,235	Gap, Inc.	49,408,917
		190,625,798
Retail - Building Products - 0.8%
1,738,200	Lowe's Companies, Inc.#	90,577,602
Retail - Consumer Electronics - 0.6%
1,325,510	Best Buy Company, Inc.	66,726,173
Retail - Discount - 0.2%
676,714	Costco Wholesale Corp.#	27,461,054
Retail - Drug Store - 3.3%
9,051,145	Walgreen Co.#	389,742,304
Retail - Major Department Stores - 0.8%
1,873,740	J.C. Penney Company, Inc.	88,834,013
Retail - Office Supplies - 0.6%
3,593,332	Staples, Inc.	68,524,841
Retail - Restaurants - 2.1%
8,167,335	McDonald's Corp.	239,384,589
Schools - 0.3%
564,710	Apollo Group, Inc. - Class A*	40,726,885
Semiconductor Components/Integrated Circuits - 6.2%
8,695,895	Linear Technology Corp.	310,791,287
11,000,520	Maxim Integrated Products, Inc.£	411,419,449
		722,210,736
Soap and Cleaning Preparations - 0.6%
2,137,086	Reckitt Benckiser PLC**	69,383,965
Telecommunication Equipment - Fiber Optics - 1.3%
11,072,470	Corning, Inc.*	152,246,463
Television - 2.2%
4,460,443	British Sky Broadcasting Group PLC**	46,162,629
8,119,782	Univision Communications, Inc. - Class A*	213,469,069
		259,631,698
Therapeutics - 0.6%
1,861,690	Gilead Sciences, Inc.*	69,068,699
Transportation - Railroad - 0.1%
296,645	Canadian National Railway Co. (New York Shares)	16,971,060
Transportation - Services - 1.1%
1,851,925	United Parcel Service, Inc. - Class B	132,060,772
Web Portals/Internet Service Providers - 1.1%
3,611,265	Yahoo!, Inc.*	124,624,755
Wireless Equipment - 1.2%
8,676,540	Nokia Oyj (ADR)**	138,651,109
Total Common Stock (cost $8,685,800,255)		10,976,184,389
Corporate Bonds - 0.1%
Advertising Sales - 0.1%
$13,850,000	Lamar Advertising Co., 2.875% senior notes, due 12/31/10 (cost $13,832,507)	12,516,937

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 9

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Other Securities - 2.3%
265,987,247	State Street Navigator Securities Lending Prime Portfolio† (cost $265,987,247)	$265,987,247
Time Deposits - 5.1%
$97,700,000	Societe Generale, ETD 2.94%, 5/2/05	97,700,000
500,000,000	Rabobank Nederland N.V., ETD 2.94%, 5/2/05	500,000,000
Total Time Deposits (cost $597,700,000)		597,700,000
Total Investments (total cost $9,563,320,009) – 101.9%		11,852,388,573
Liabilities, net of Cash, Receivables and Other Assets – (1.9)%		(216,602,373)
Net Assets – 100%		$11,635,786,200

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$338,093,116	2.9%
Brazil	163,593,372	1.4%
Canada	192,189,954	1.6%
Cayman Islands	67,323,212	0.6%
Finland	138,651,109	1.2%
France	49,100,064	0.4%
Germany	27,197,261	0.2%
Israel	60,116,850	0.5%
Japan	63,189,474	0.5%
Netherlands	215,033,714	1.8%
Panama	111,242,815	0.9%
Switzerland	298,126,070	2.5%
United Kingdom	279,153,069	2.4%
United States††	9,849,378,493	83.1%
Total	$11,852,388,573	100.0%

††Includes Short-Term Securities and Other Securities (75.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 5/20/05	53,100,000	$101,158,213	$(1,716,861)
British Pound 7/15/05	4,900,000	9,312,078	(90,769)
British Pound 8/19/05	26,900,000	51,055,061	(536,861)
Euro 7/15/05	74,300,000	95,825,659	269,295
Euro 9/9/05	8,500,000	10,986,254	230,347
Japanese Yen 7/15/05	2,160,000,000	20,746,469	(489,506)
Japanese Yen 9/9/05	1,505,000,000	14,537,586	90,211
Swiss Franc 7/15/05	16,400,000	13,792,468	(70,634)
Swiss Franc 8/19/05	14,300,000	12,057,674	(101,153)
Total		$329,471,462	$(2,415,931)

See Notes to Schedules of Investments and Financial Statements.

10 Janus Growth Funds April 30, 2005

Janus Enterprise Fund (unaudited)

Fund Snapshot

This growth fund pursues companies that have grown large enough to be well established but are small enough to still have room to grow.

Jonathan Coleman

portfolio manager

Performance Overview

During the six months ended April 30, 2005, as mid-cap stocks modestly outpaced large-cap names, Janus Enterprise Fund advanced 3.53%. Meanwhile, the Fund's benchmark, the Russell Midcap® Growth Index, returned 4.07%. The Fund's secondary benchmark, the S&P MidCap 400 Index, returned 5.68% for the same time period.

Contributing to the Fund's underperformance versus its benchmark were select holdings in the consumer durables and apparel industry, as well as the media sector, which experienced setbacks during the period. Bolstering the Fund's performance, however, was a smaller position than the Index in the technology hardware and equipment industry, which, as a group, turned in weak results during the period. The Fund's relative results were also boosted by the strong performance of a number of stock picks within the energy sector.

Strategy in This Environment

The broader market experienced positive and negative swings as investors focused on stubbornly high oil prices and the health of consumer spending. To cushion the moves, we adhered to a diversified strategy, spreading our investments across a broad spectrum of companies in many industries. Regardless of where a company is located or what its business is, we employ a consistent investment thesis that we hope will be more fully recognized by the market over time through an improving stock price. In short, we are looking for companies we believe have exciting growth opportunities, predictable revenue streams, expanding profit margins, and disciplined management of balance sheets.

Portfolio Composition

As of April 30, 2005, the Fund was 97.9% invested in equities. The Fund's 10 largest equity positions represented 22.9% of its total net assets and we held 2.1% in cash.

Select Energy, Computer and Healthcare Stocks Fueled Gains

Reviewing the leading positive contributors, broad strength in the energy markets helped elevate two oil and natural gas exploration and production holdings – EOG Resources and Murphy Oil. EOG has a substantial ownership stake in the large Barnett Shale field in Texas, while Murphy has built an impressive portfolio of oil production sites ranging from North America to Malaysia. Clearly, both stocks have been helped by the underlying trends in energy prices and will be exposed to any drops, but we've long been attracted to each company's continued development potential regardless of the commodity markets.

Technology concern Apple Computer continued on an iPod-driven roll, accentuated by smaller, lower-priced versions of the digital music device. We also started to see evidence that Apple's personal computer sales are indeed benefiting from a carry-over effect among some iPod consumers who may have newly discovered the company's other products.

Health plan operator Coventry Health Care also rose, reflecting a growing confidence that it can effectively integrate First Health Group, a fee-for-service plan it announced it was acquiring in late 2004. Having had time to analyze what Coventry purchased and assess the potential cost savings, we believe the deal may prove more beneficial than originally hoped.

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Nextel Partners, Inc. - Class A	2.8%	1.0%
EOG Resources, Inc.	2.8%	2.1%
Lamar Advertising Co.	2.7%	2.9%
Kinder Morgan, Inc.	2.4%	2.8%
Ball Corp.	2.2%	2.8%
Celgene Corp.	2.1%	1.6%
Fisher Scientific International, Inc.	2.1%	1.9%
Berkshire Hathaway, Inc. - Class B	2.0%	2.4%
T. Rowe Price Group, Inc.	2.0%	2.0%
Invitrogen Corp.	1.8%	1.3%

Janus Growth Funds April 30, 2005 11

Janus Enterprise Fund (unaudited)

Beleaguered Biotech, Auto Component and Semiconductor Holdings Weighed on Returns

A pair of unexpected events undermined performance from the biotechnology portion of the Fund. Neurocrine Biosciences fell as a technical glitch forced to re-file a Food and Drug Administration application for its promising insomnia drug Indiplon. The oversight pushed a potential release date back by at least six months, which gives a competing treatment that's just being rolled out additional time to enjoy first-mover status. While we are frustrated with the delay, we believe Neurocrine, along with its marketing partner Pfizer, will ultimately carve out a strong market position for Indiplon.

We also experienced disappointing performance from Pharmion Corp, a biotech company with a focus on oncology treatments. Pharmion declined significantly in the period as investors became concerned with the growth of Vidaza, Pharmion's approved product which targets myelodysplastic syndrome. We trimmed the position late in the period as we became less certain of Vidaza's future growth.

Auto component supplier Harman International declined significantly during the period after delivering strong performance in the past. Investors became concerned with increased competition in Harman's lucrative navigation and infotainment segment. We believe navigation and infotainment penetration will continue in automobiles and that Harman is poised to benefit from that increased adoption. We trimmed the position during the period at prices we felt reflected fair value for the stock.

Elsewhere, semiconductor chip maker Advanced Micro Devices ("AMD") also disappointed, as its flash memory division suffered amid the industry's over-capacity issues and deteriorating pricing power. AMD showed its commitment to focusing on its core processor business in April when it announced that it was spinning off its flash memory division. We believe the core processor business could be undervalued as it has recently gained market share against industry behemoth Intel.

Investment Strategy and Outlook

Given the underlying pressures of elevated oil prices and increasing interest rates, the market may be range-bound during the next couple of quarters. Furthermore, considering the outperformance of small- and mid-cap stocks over the past five or so years, a rotation back into large-cap stocks could affect demand for smaller issues. At the same time, value stocks have outperformed growth names, and that cycle could be ready to shift as well. Regardless of the larger trends, we'll continue to invest in a wide array of industries in an effort to reduce the Fund's downside risk while maintaining exposure to an assortment of stocks we believe have the potential for price appreciation.

Thank you for your investment in Janus Enterprise Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

12 Janus Growth Funds April 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Enterprise Fund	3.53%	7.58%	(14.11)%	7.98%	10.34%
Russell Midcap® Growth Index	4.07%	7.05%	(6.15)%	9.38%	10.14%
S&P MidCap 400 Index	5.68%	9.74%	6.78%	14.46%	14.08%
Lipper Ranking - based on total returns for Mid-Cap Growth Funds	N/A	115/537	264/289	65/112	19/50

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – September 1, 1992

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,035.30	$5.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

*Expenses are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Funds that emphasize investments in small-sized companies may experience greater price volatility.

Janus Growth Funds April 30, 2005 13

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 97.9%
Advertising Agencies - 0.9%
1,135,025	Interpublic Group of Companies, Inc.#	$14,596,422
Advertising Sales - 2.7%
1,171,235	Lamar Advertising Co.*	43,780,763
Airlines - 1.0%
411,223	Ryanair Holdings PLC (ADR)*, #	16,510,603
Apparel Manufacturers - 0.4%
242,510	Coach, Inc.*	6,499,268
Applications Software - 1.4%
314,705	Citrix Systems, Inc.*	7,080,863
425,360	NAVTEQ Corp.*	15,491,611
		22,572,474
Athletic Footwear - 0.6%
43,451	Puma A.G. Rudolf Dassler Sport	10,018,694
Audio and Video Products - 1.3%
270,825	Harman International Industries, Inc.	21,281,429
Automotive - Truck Parts and Equipment - Original - 0.2%
82,885	Lear Corp.	2,808,973
Building - Mobile Home and Manufactured Homes - 0.7%
407,325	Thor Industries, Inc.#	10,977,409
Building - Residential and Commercial - 1.6%
35,030	NVR, Inc.#	25,163,801
Building Products - Air and Heating - 1.3%
460,590	American Standard Companies, Inc.	20,592,979
Cable Television - 1.2%
667,660	EchoStar Communications Corp. - Class A*	19,328,757
Casino Services - 0.3%
258,290	Scientific Games Corp. - Class A*, #	5,545,486
Cellular Telecommunications - 2.8%
1,937,478	Nextel Partners, Inc. - Class A*, #	45,569,482
Commercial Services - 0.5%
291,987	Iron Mountain, Inc.*, #	8,672,014
Commercial Services - Finance - 3.2%
522,455	Jackson Hewitt Tax Service, Inc.#	9,623,621
204,098	Moody's Corp.	16,764,609
828,716	Paychex, Inc.	25,358,709
		51,746,939
Computer Services - 0.5%
171,990	Affiliated Computer Services, Inc. - Class A*, #	8,198,763
Computers - 1.1%
505,230	Apple Computer, Inc.	18,218,594
Computers - Integrated Systems - 1.0%
298,740	National Instruments Corp.#	6,434,860
282,925	NCR Corp.*	9,336,525
		15,771,385
Containers - Metal and Glass - 3.0%
888,855	Ball Corp.	35,109,772
504,060	Owens-Illinois, Inc.*	12,359,551
		47,469,323
Cruise Lines - 1.0%
363,690	Royal Caribbean Cruises, Ltd. (New York Shares)#	15,282,254

Shares or Principal Amount		Value
Disposable Medical Products - 0.5%
111,750	C.R. Bard, Inc.	$7,953,248
Distribution/Wholesale - 0.8%
298,315	United Stationers, Inc.#	12,582,927
Diversified Operations - 0.8%
339,025	Pentair, Inc.	13,486,415
Diversified Operations-Commercial Services - 0.9%
736,505	Cendant Corp.	14,663,815
Electric Products - Miscellaneous - 1.6%
684,250	AMETEK, Inc.	25,912,548
Electronic Components - Semiconductors - 3.4%
1,428,350	Advanced Micro Devices, Inc.*, #	20,325,420
248,630	Altera Corp.*	5,154,100
665,380	ATI Technologies, Inc. (New York Shares)*, #	9,847,624
455,405	International Rectifier Corp.*, #	19,372,928
		54,700,072
Electronic Design Automation - 0.6%
740,670	Cadence Design Systems, Inc.*, #	10,369,380
Entertainment Software - 1.1%
530,926	Activision, Inc.*	7,677,190
181,835	Electronic Arts, Inc.*	9,708,171
		17,385,361
Fiduciary Banks - 1.5%
253,462	Investors Financial Services Corp.#	10,632,731
280,590	Northern Trust Corp.	12,634,968
		23,267,699
Finance - Other Services - 0.9%
74,910	Chicago Mercantile Exchange Holdings, Inc.#	14,646,403
Food - Dairy Products - 1.7%
780,772	Dean Foods Co.*	26,827,326
Hospital Beds and Equipment - 0.9%
222,560	Kinetic Concepts, Inc.*	13,676,312
Hotels and Motels - 2.3%
234,490	Marriott International, Inc. - Class A	14,714,248
417,750	Starwood Hotels & Resorts Worldwide, Inc.	22,700,534
		37,414,782
Human Resources - 1.7%
540,525	Manpower, Inc.	20,837,239
271,105	Robert Half International, Inc.	6,728,826
		27,566,065
Independent Power Producer - 1.0%
1,627,525	Reliant Energy, Inc.*	16,551,929
Industrial Audio and Video Products - 0.1%
112,885	Dolby Laboratories, Inc. - Class A*	2,308,498
Industrial Automation and Robotics - 0.5%
164,585	Rockwell Automation, Inc.	7,608,765
Instruments - Scientific - 2.1%
555,127	Fisher Scientific International, Inc.*	32,963,441
Insurance Brokers - 0.5%
220,520	Willis Group Holdings, Ltd.	7,376,394
Internet Infrastructure Software - 0.4%
929,120	TIBCO Software, Inc.*	6,633,917

See Notes to Schedules of Investments and Financial Statements.

14 Janus Growth Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Internet Security - 0.7%
511,180	Check Point Software Technologies, Ltd. (New York Shares)*	$10,709,221
Investment Management and Advisory Services - 2.0%
566,865	T. Rowe Price Group, Inc.#	31,273,942
Leisure and Recreation Products - 0.7%
268,405	Brunswick Corp.#	11,273,010
Machinery - Construction and Mining - 0.9%
398,250	Terex Corp.	14,886,585
Medical - Biomedical and Genetic - 3.9%
900,230	Celgene Corp.*	34,127,718
384,380	Invitrogen Corp.*, #	28,163,523
		62,291,241
Medical - Drugs - 0.9%
119,655	Merck KGaA	9,130,535
229,834	Pharmion Corp.*	5,309,165
		14,439,700
Medical - Generic Drugs - 0.7%
211,770	Barr Pharmaceuticals, Inc.*, #	10,982,392
Medical - HMO - 1.3%
300,352	Conventry Health Care, Inc.*	20,553,087
Medical - Nursing Homes - 0.3%
125,315	Manor Care, Inc.	4,179,255
Medical Instruments - 1.5%
189,155	Intuitive Surgical, Inc.*, #	8,122,316
407,665	St. Jude Medical, Inc.*	15,911,165
		24,033,481
Medical Products - 1.1%
89,000	Synthes, Inc.	10,092,345
233,385	Varian Medical Systems, Inc.*, #	7,874,410
		17,966,755
Miscellaneous Manufacturing - 0.9%
8,504,360	FKI PLC	15,148,436
Motion Pictures and Services - 1.0%
96,715	DreamWorks Animation SKG, Inc. - Class A*	3,626,813
1,208,450	Lions Gate Entertainment Corp.# (New York Shares)*	11,673,627
		15,300,440
Multi-Line Insurance - 1.1%
556,875	Assurant, Inc.#	18,426,994
Oil Companies - Exploration and Production - 4.2%
955,220	EOG Resources, Inc.	45,420,710
251,660	Murphy Oil Corp.	22,420,389
		67,841,099
Optical Supplies - 0.7%
115,250	Alcon, Inc. (New York Shares)	11,179,250
Pipelines - 2.4%
498,086	Kinder Morgan, Inc.	38,083,655
Property and Casualty Insurance - 0.8%
397,800	W. R. Berkley Corp.	12,928,500
Publishing - Newspapers - 0.5%
112,880	McClatchy Co. - Class A#	7,980,616
Publishing - Periodicals - 0.5%
320,115	Dex Media, Inc.#	7,010,519

Shares or Principal Amount		Value
Radio - 0.1%
62,495	Westwood One, Inc.	$1,143,659
Recreational Vehicles - 0.7%
197,885	Polaris Industries, Inc.#	11,390,261
Reinsurance - 2.0%
11,441	Berkshire Hathaway, Inc. - Class B*	32,012,032
Respiratory Products - 0.9%
230,815	Respironics, Inc.*	14,585,200
Retail - Apparel and Shoe - 1.1%
212,420	Abercrombie & Fitch Co. - Class A#	11,460,059
132,745	Urban Outfitters, Inc.*, #	5,880,604
		17,340,663
Retail - Auto Parts - 0.9%
279,216	Advance Auto Parts, Inc.*	14,896,174
Retail - Office Supplies - 1.3%
1,118,815	Staples, Inc.	21,335,802
Retail - Restaurants - 1.6%
562,796	Yum! Brands, Inc.	26,428,900
Schools - 1.8%
263,784	Apollo Group, Inc. - Class A*	19,024,102
90,535	Strayer Education, Inc.#	9,712,595
		28,736,697
Semiconductor Components/Integrated Circuits - 2.1%
352,845	Linear Technology Corp.	12,610,680
617,665	Marvell Technology Group, Ltd.*	20,679,425
		33,290,105
Semiconductor Equipment - 1.3%
258,550	KLA-Tencor Corp.	10,088,621
433,920	Novellus Systems, Inc.*	10,166,746
		20,255,367
Telecommunication Services - 1.0%
611,140	Amdocs, Ltd. (New York Shares)*	16,323,549
Television - 0.9%
571,573	Univision Communications, Inc. - Class A*, #	15,026,654
Textile-Home Furnishings - 1.0%
200,485	Mohawk Industries, Inc.*, #	15,599,738
Therapeutics - 1.9%
366,228	Gilead Sciences, Inc.*	13,587,059
486,527	Neurocrine Biosciences, Inc.*	17,008,984
		30,596,043
Toys - 1.3%
1,044,122	Marvel Enterprises, Inc.*	20,464,791
Transportation - Marine - 0.5%
186,805	Alexander & Baldwin, Inc.#	7,608,568
Transportation - Railroad - 0.7%
183,385	Canadian National Railway Co. (New York Shares)	10,491,456
Transportation - Services - 0.7%
226,860	Expeditors International of Washington, Inc.#	11,141,095
Total Common Stock (cost $1,155,848,142)		1,569,656,041

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 15

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Other Securities - 7.6%
122,311,744	State Street Navigator Securities Lending Prime Portfolio† (cost $122,311,744)	$122,311,744
Repurchase Agreement - 0.3%
$4,600,000	Bear Stearns & Company, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $4,601,150 collateralized by $5,308,047 in U.S. Government Agencies 0% - 7.00%, 2/1/11 - 4/20/35 with a value of $4,692,028 (cost $4,600,000)	4,600,000
Time Deposit - 1.8%
29,300,000	Societe Generale, ETD 2.94%, 5/2/05 (cost $29,300,000)	29,300,000
Total Investments (total cost $(1,312,059,886) – 107.6%		1,725,867,785
Liabilities, net of Cash, Receivables and Other Assets – (7.6)%		(122,576,769)
Net Assets – 100%		$1,603,291,016

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$28,055,819	1.6%
Canada	32,012,707	1.9%
Germany	19,149,229	1.1%
Ireland	16,510,603	1.0%
Israel	10,709,221	0.6%
Liberia	15,282,254	0.9%
Switzerland	11,179,250	0.6%
United Kingdom	31,471,985	1.8%
United States††	1,561,496,717	90.5%
Total	$1,725,867,785	100.0%

††Includes Short-Term Securities and Other Securities (81.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

16 Janus Growth Funds April 30, 2005

Janus Mercury Fund (unaudited)

Fund Snapshot

This diversified growth fund typically pursues larger companies believed to be well-positioned for future growth.

David Corkins

portfolio manager

Performance Overview

Over the course of the six-month period ended April 30, 2005, investors' optimism, stemming from a quick resolution to the U.S. presidential election, diminished in the wake of steeper energy prices and higher interest rates. Amid the resulting downward pressure on stocks, Janus Mercury Fund posted a 3.48% gain, topping the 1.14% return generated by its benchmark, the Russell 1000® Growth Index. The Fund's secondary benchmark, the S&P 500®, returned 3.28% for the same time period.

The Fund's outperformance versus its benchmark is largely due to our research team's ability to uncover a diverse group of opportunities in a variety of different market sectors.

Strategy in This Environment

During a period characterized by economic uncertainty and market volatility, one of my goals in managing the Fund remained finding good investment opportunities across many different areas of the market. What's more, I remain confident in the current mix of companies held in the Fund, as our rigorous, research-driven investing process suggests the market will ultimately recognize their value.

Portfolio Composition

As of April 30, 2005, equities accounted for 94.6% of the Fund's total net assets, including 20.6% of total net assets in foreign holdings. The Fund's 10 largest equity holdings represented 30.3% of its total net assets and a cash position comprised 5.4% of total net assets.

Strong Performers Found in Media, Biotech and Manufacturing Sectors

Generally, I'll commit about a quarter of the Fund's resources to so-called "fallen-growth" names – former growth companies that are either restructuring or refocusing their businesses. By definition, these stocks require considerable patience, but can generate significant rewards. An example is Liberty Media, which was among the Fund's strongest positive contributors to performance. The media conglomerate, which owns stakes in hot cable properties such as News Corp., QVC and Starz Encore, long proved too difficult to value due to its myriad assets and ownership structures. The stock got a lift late in the period when management announced plans to spin off Ascent Media and 50% of Discovery Communications. Liberty remains committed to creating value for its shareholders by continuing to focus on its core businesses. Because of this we are confident the company will continue to reward us in the future.

While one quarter of the Fund is invested in "fallen-growth" names, the remaining three quarters of the Fund is typically invested in more traditional growth names. One such example is biopharmaceutical firm Celgene, another strong contributor for the period. Its stock moved ahead in January on news that the company's fourth-quarter profits more than doubled due to increased sales of Thalomid, a treatment used to help heal skin lesions caused by leprosy and more recently approved for the treatment of multiple myeloma, a common cancer of the blood. An added bounce occurred after Celgene disclosed that its new drug Revlimid, another multiple myeloma therapy, exceeded expectations in Phase III clinical trials.

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Liberty Media Corp. - Class A	4.2%	4.5%
Berkshire Hathaway, Inc. - Class B	3.3%	3.8%
Roche Holding A.G.	3.2%	3.7%
Tyco International, Ltd. (New York Shares)	3.1%	4.0%
Yahoo!, Inc.	3.1%	3.2%
UnitedHealth Group, Inc.	3.1%	3.0%
JP Morgan Chase & Co.	2.9%	2.9%
Texas Instruments, Inc.	2.6%	2.4%
Time Warner, Inc.	2.4%	3.0%
Canadian National Railway Co. (New York Shares)	2.4%	3.2%

Janus Growth Funds April 30, 2005 17

Janus Mercury Fund (unaudited)

Likewise, Starwood Hotels & Resorts rallied as supply constraints in the hotel sector, in combination with the increased demand from foreigners traveling to the United States and an improving economy, had led to an imbalance and allowed operators to raise prices. We are pleased to see that Starwood's 700-plus hotels, operated under several brand names including St. Regis, Sheraton and Westin, are benefiting from the increasingly higher room rates that these factors have created.

Additionally, diversified manufacturer American Standard performed well. Best known for its bathroom and kitchen fixtures, the company also produces air conditioning equipment and vehicle control systems. A stock we view as a "later-cycle" play, or a name that performs favorably when the economy is well into a recovery, American Standard's significant exposure to the commercial real estate market positions it well to continue to benefit in a healthy economy.

Pullback in Consumer Interests Weighed, as did Drug Sector Disappointment

It's worth noting that we haven't found anything fundamentally wrong with the Fund's laggards. Rather, certain holdings that were recent strong contributors to the Fund's performance experienced pullbacks while the market focused on shorter-term issues.

Most notably, high-end audio and automobile navigation system developer Harman International Industries dropped following a lengthy run of outperformance. Competitive pressures increased, which unsettled some observers, but we believe the firmly entrenched market leader is well equipped to endure this rocky stretch. Helping provide reassurance was management's recent decision to restart a stock repurchase plan. Online auctioneer eBay also dropped from its 2004 peak as questions over slowing domestic growth arose. The company's international prospects appear bright, however, which reinforce our long-term mindset.

Elsewhere, drugmaker Forest Laboratories faltered in the wake of a Food and Drug Administration decision to deny the company's application to market its flagship Lexapro treatment for social anxiety disorder and panic disorder. We reduced our position in the stock but continue to believe in its long-term prospects.

Investment Strategy and Outlook

Although data on the economy remains mixed, the environment for investing is generally positive. The job market, the biggest drag on economic growth until recently, continued to pick up, and the unemployment rate stabilized at 5.2%. Meanwhile, although soaring gas prices dented their confidence, Americans continued to spend freely on new cars and homes, taking advantage of special auto financing and mortgage interest rates that had yet to feel the effects of the Fed's persistent increase in short-term interest rates. We believe it is important to remain diligent and cautious, specifically with regard to rising interest rates and their impact on consumer spending, widely regarded as the engine of economic growth. As always, my team and I will comb every corner of the market for companies that we believe can further enhance diversification as they help us achieve an optimal balance between risk and reward.

Thank you for your investment in Janus Mercury Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)

18 Janus Growth Funds April 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Mercury Fund	3.48%	3.75%	(12.56)%	10.13%	12.19%
Russell 1000® Growth Index	1.14%	0.40%	(10.75)%	7.71%	8.24%
S&P 500® Index	3.28%	6.34%	(2.94)%	10.26%	10.38%
Lipper Ranking - based on total returns for Large-Cap Growth Funds	N/A	119/659	344/420	9/137	1/85

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – May 3, 1993

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,034.80	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81

*Expenses are equal to the annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Mercury Fund changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500® Index as a secondary index.

Janus Growth Funds April 30, 2005 19

Janus Mercury Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 94.2%
Advertising Sales - 0.7%
857,410	Lamar Advertising Co.*	$32,049,986
Aerospace and Defense - 1.4%
988,000	Lockheed Martin Corp.	60,218,600
Agricultural Operations - 0.2%
427,225	Delta and Pine Land Co.#	10,766,070
Applications Software - 2.1%
3,646,115	Microsoft Corp.	92,246,710
Athletic Footwear - 1.5%
867,800	NIKE, Inc. - Class B	66,655,718
Audio and Video Products - 0.7%
367,850	Harman International Industries, Inc.#	28,905,653
Automotive - Cars and Light Trucks - 0.9%
891,523	BMW A.G.**,#	37,785,780
Broadcast Services and Programming - 5.1%
1,241,110	Clear Channel Communications, Inc.	39,641,053
18,230,743	Liberty Media Corp. - Class A*	183,036,659
		222,677,712
Building Products - Air and Heating - 0.5%
456,115	American Standard Companies, Inc.	20,392,902
Cable Television - 3.3%
2,372,905	Comcast Corp. - Special Class A*	75,292,275
721,465	EchoStar Communications Corp. - Class A*	20,886,412
1,186,050	Liberty Media International, Inc. - Class A*	49,185,494
		145,364,181
Cellular Telecommunications - 0.6%
1,023,240	Nextel Partners, Inc. - Class A*,#	24,066,605
Chemicals - Specialty - 1.8%
75,454	Givaudan S.A.**,#	47,476,324
244,497	Syngenta A.G.*,**	25,289,755
351,670	Syngenta A.G. (ADR)*,**,#	7,290,119
		80,056,198
Computers - 1.3%
1,580,805	Dell, Inc.*	55,059,438
Cosmetics and Toiletries - 3.0%
1,272,060	Avon Products, Inc.	50,984,165
1,457,690	Procter & Gamble Co.	78,933,913
		129,918,078
Data Processing and Management - 0.7%
662,510	Automatic Data Processing, Inc.#	28,779,434
Diversified Operations - 6.6%
667,575	General Electric Co.	24,166,215
857,522	Louis Vuitton Moet Hennessy S.A.**,#	60,592,921
439,855	Pentair, Inc.#	17,497,432
3,155,724	Smiths Group PLC	51,740,017
4,299,685	Tyco International, Ltd. (New York Shares)	134,623,136
		288,619,721
E-Commerce/Products - 0.2%
329,460	Amazon.com, Inc.*,#	10,661,326
E-Commerce/Services - 0.3%
422,135	eBay, Inc.*	13,394,344
Electric Products - Miscellaneous - 2.3%
215,056	Samsung Electronics Company, Ltd.**	98,676,749

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 2.6%
4,482,245	Texas Instruments, Inc.	$111,876,835
Entertainment Software - 1.0%
834,080	Electronic Arts, Inc.*,#	44,531,531
Finance - Credit Card - 0.9%
729,205	American Express Co.	38,429,104
Finance - Investment Bankers/Brokers - 5.0%
887,163	Citigroup, Inc.	41,661,174
430,265	Goldman Sachs Group, Inc.	45,947,999
3,590,735	JP Morgan Chase & Co.	127,435,186
		215,044,359
Finance - Mortgage Loan Banker - 1.3%
268,990	Fannie Mae	14,512,011
662,865	Freddie Mac	40,779,454
		55,291,465
Finance - Other Services - 0.2%
33,405	Chicago Mercantile Exchange Holdings, Inc.#	6,531,346
Food - Retail - 0.8%
359,800	Whole Foods Market, Inc.#	35,879,256
Hospital Beds and Equipment - 0.6%
412,595	Kinetic Concepts, Inc.*,#	25,353,963
Hotels and Motels - 2.3%
1,867,960	Starwood Hotels & Resorts Worldwide, Inc.	101,504,946
Independent Power Producer - 0.5%
2,241,410	Reliant Energy, Inc.*,#	22,795,140
Internet Security - 0.4%
745,130	Check Point Software Technologies, Ltd. (New York Shares)*	15,610,474
Medical - Biomedical and Genetic - 0.8%
954,150	Celgene Corp.*	36,171,827
Medical - Drugs - 6.3%
908,305	Eli Lilly and Co.	53,108,593
808,320	Forest Laboratories, Inc.*	28,840,858
1,149,986	Roche Holding A.G.*,**,#	139,119,016
607,481	Sanofi-Aventis**,#	53,786,483
		274,854,950
Medical - HMO - 4.9%
488,715	Aetna, Inc.	35,857,020
1,409,600	UnitedHealth Group, Inc.	133,221,295
349,905	WellPoint, Inc.*	44,700,364
		213,778,679
Medical - Hospitals - 0.3%
245,666	LifePoint Hospitals, Inc.*,#	10,919,854
Motion Pictures and Services - 0.3%
1,308,065	Lions Gate Entertainment Corp. (New York Shares)*,#	12,635,908
Multimedia - 3.4%
6,225,244	Time Warner, Inc.*	104,646,352
1,618,345	Walt Disney Co.	42,724,308
		147,370,660
Networking Products - 1.7%
4,370,745	Cisco Systems, Inc.*	75,526,474
Oil - Field Services - 1.0%
871,655	BJ Services Co.#	42,493,181

See Notes to Schedules of Investments and Financial Statements.

20 Janus Growth Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Oil and Gas Drilling - 0.5%
629,280	Global Santa Fe Corp.#	$21,143,808
Oil Companies - Integrated - 1.1%
802,600	BP PLC (ADR)	48,878,340
Pharmacy Services - 2.0%
2,221,195	Caremark Rx, Inc.*	88,958,860
Printing - Commercial - 0.4%
541,700	R.R. Donnelley & Sons Co.#	17,827,347
Reinsurance - 3.3%
51,005	Berkshire Hathaway, Inc. - Class B*,#	142,712,500
Retail - Building Products - 0.7%
568,330	Lowe's Companies, Inc.#	29,615,676
Retail - Consumer Electronics - 0.9%
767,965	Best Buy Company, Inc.	38,659,358
Retail - Discount - 0.5%
467,750	Wal-Mart Stores, Inc.	22,049,735
Retail - Office Supplies - 1.4%
3,143,857	Staples, Inc.	59,953,353
Retail - Pet Food and Supplies - 0.4%
684,245	PETsMART, Inc.#	18,235,129
Savings/Loan/Thrifts - 0.5%
1,784,636	NewAlliance Bancshares, Inc.#	23,378,732
Semiconductor Components/Integrated Circuits - 1.8%
2,032,060	Maxim Integrated Products, Inc.	75,999,044
Steel - Producers - 0.8%
203,060	POSCO**	36,799,797
Telecommunication Equipment - Fiber Optics - 0.8%
2,663,735	Corning, Inc.*	36,626,356
Television - 0.7%
1,088,365	Univision Communications, Inc. - Class A*,#	28,613,116
Therapeutics - 0.3%
360,835	Neurocrine Biosciences, Inc.*	12,614,792
Toys - 0.5%
1,153,187	Marvel Enterprises, Inc.*	22,602,465
Transportation - Railroad - 2.9%
1,816,085	Canadian National Railway Co. (New York Shares)	103,898,223
333,467	Union Pacific Corp.	21,318,545
		125,216,768
Transportation - Services - 2.8%
854,990	C.H. Robinson Worldwide, Inc.#	44,117,484
911,955	FedEx Corp.#	77,470,577
		121,588,061

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 3.1%
3,899,445	Yahoo!, Inc.*	$134,569,847
Wireless Equipment - 1.3%
3,589,655	Motorola, Inc.	55,065,308
Total Common Stock (cost $3,183,612,561)		4,094,003,549
Preferred Stock - 0.4%
U.S. Government Agency - 0.4%
286,800	Fannie Mae, 7.00% (cost $14,340,000)	15,926,377
Other Securities - 8.3%
359,445,698	State Street Navigator Securities Lending Prime Portfolio† (cost $359,445,698)	359,445,698
Time Deposits - 6.2%
$69,700,000	Rabobank Nederland N.V., ETD 2.94%, 5/2/04	69,700,000
200,000,000	Societe Generale, ETD 2.94%, 5/2/04	200,000,000
Total Time Deposits (cost $269,700,000)		269,700,000
Total Investments (total cost $3,827,098,259) – 109.1%		4,739,075,624
Liabilities, net of Cash, Receivables and Other Assets – (9.1)%		(396,775,357)
Net Assets – 100%		$4,342,300,267

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$134,623,136	2.8%
Canada	116,534,131	2.5%
Cayman Islands	21,143,808	0.4%
France	114,379,404	2.4%
Germany	37,785,780	0.8%
Israel	15,610,474	0.3%
South Korea	135,476,546	2.9%
Switzerland	219,175,214	4.7%
United Kingdom	100,618,357	2.1%
United States††	3,843,728,774	81.1%
Total	$4,739,075,624	100.0%

††Includes Short-Term Securities and Other Securities (67.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 7/15/05	13,400,000	$17,282,151	$31,989
Euro 8/19/05	15,300,000	19,758,374	(1,484)
Euro 9/9/05	6,080,000	7,858,402	164,765
South Korean Won 5/27/05	6,700,000,000	6,718,903	(700,488)
South Korean Won 11/14/05	29,350,000,000	29,452,728	(219,660)
South Korean Won 11/30/05	9,300,000,000	9,334,033	(66,469)
Swiss Franc 7/15/05	25,700,000	21,613,806	(134,228)
Swiss Franc 8/19/05	42,900,000	36,173,023	(303,458)
Total		$148,191,420	$(1,229,033)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 21

Janus Olympus Fund (unaudited)

Fund Snapshot

This growth fund invests in what we believe are the #1 or #2 market leaders in their respective industries.

Claire Young

portfolio manager

Performance Overview
Janus Olympus Fund gained 2.51% for six months ended April 30, 2005, versus its benchmark, the Russell 1000® Growth Index, which returned 1.14%. The Fund's secondary benchmark, the S&P 500® Index, returned 3.28% for the same time period.

Portfolio Positioning in a Challenging Economic Environment

Over the past six months, the U.S. economy saw a number of gyrations. Gross domestic product ("GDP") in the fourth quarter of 2004 was much better than expected, but GDP in the first quarter of 2005 was weaker than forecasted. Oil prices fluctuated widely, hitting a peak of $57 in February before declining more recently. The Federal Reserve raised interest rates over a series of meetings; however, bond and mortgage rates remained stubbornly low. The consumer continued to surprise skeptics by spending heartily on new homes, cars, and other goods despite higher gasoline prices and tepid job growth; while corporate America was stingy in capital outlays.

Given the continued lack of corporate capital spending, weak job creation, and potential negative impact higher interest rates may have on the economy, my strategy over the past six months was to increase portfolio exposure to growth companies that are less reliant upon the economy and away from more cyclical, industrial stocks. For example, healthcare, which had been approximately 20% of the Fund's total assets at the beginning of the period, comprised over 30% of total assets by the end of the period. In looking at the strongest positive contributors to performance, 9 out of 10 stocks were in areas that were generally less economically sensitive.

Strong Performers Include Health-Related and Financial Services Companies

As the heaviest weighting within our portfolio, I was quite pleased with the performance of several healthcare stocks in the period. Genentech, a bio-technology firm with a focus on cancer products, led our list of winners during the period. The company completed several studies with favorable outcomes, including the use of Avastin for extending survival among patients inflicted with non-small cell lung cancer and Herceptin in the adjuvant breast cancer setting. We believe these drugs will provide long-term growth of revenue and profits, while enabling Genentech to reinvest in research for future therapies. Roche Holdings, a Swiss pharmaceutical company which owns 56% of Genentech, was also among our top performers, as it holds the European and Japanese distribution rights to these drugs.

Elsewhere in healthcare, UnitedHealth Group continued to have a positive impact on the Fund. The company capitalizes on the increasing utilization of healthcare and corporate America's desire to share more healthcare costs with its employees. Pricing has been strong for managed care as increases have been passed on in the form of higher copays and tiered drug pricing, while underlying costs have been very tightly controlled. Finally, we anticipate that UnitedHealth's merger with Oxford Health Plans should enable UnitedHealth to gain a market-leading position in New England and cut costs as the company's call centers and information systems are consolidated.

In another take on healthy living, Whole Foods Markets, the leading organic and natural foods retailer, continued to be one of the most exciting and best-performing investments in the Fund. The company is refining its store model to a larger format with unique fresh food offerings that generate excitement and intense loyalty among its customers. These new stores are generating more sales per square foot than the smaller stores and are providing better-than-expected same-store sales as they mature. With

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Yahoo!, Inc.	3.3%	3.6%
Abercrombie & Fitch Co. - Class A	3.1%	–
UnitedHealth Group, Inc.	2.9%	2.1%
Roche Holding A.G.	2.7%	2.0%
Celgene Corp.	2.7%	1.6%
Whole Foods Market, Inc.	2.5%	1.6%
Four Seasons Hotels, Inc.	2.3%	2.4%
Cisco Systems, Inc.	1.9%	1.7%
Research In Motion, Ltd. (New York Shares)	1.9%	–
Alcon, Inc. (New York Shares)	1.9%	1.2%

22 Janus Growth Funds April 30, 2005

(unaudited)

only 168 stores nationwide, I believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets and continues to invest in existing locations.

In the financial services sector, two holdings were among our top ten contributors. Deutsche Boerse, a European electronic trading platform, announced its intent to purchase the London Stock Exchange. While the transaction subsequently failed to be approved by shareholders, the merger served as a catalyst for senior management to re-evaluate its capital structure and redeploy its substantial cash position to shareholders. Chicago Mercantile Exchange ("CME"), another electronic trading platform – this time for options and futures contracts – was also a winner. The company brings together buyers and sellers to trade products in interest rates, stock indexes, foreign exchange and commodities. Due to the volatility of the financial and commodity markets, CME experienced strong volume increases as investors sought to hedge their exposures.

A Series of Unfortunate Events and Competitive Fears Detract From the Fund's Results

Healthcare stocks, while important to positive results, also provided disappointment during the period. The largest performance detractor was Elan Plc. The biopharmaceutical firm's shares plunged after the company announced it was withdrawing Tysabri, a multiple sclerosis drug, from the market after two patients taking the drug succumbed to a rare brain infection. We had estimated the drug's potential to be over $2 billion prior to this event, but elected to liquidate the position as the investment thesis for Elan disappeared.

Another biopharmaceutical company, Neurocrine Biosciences, also negatively impacted the Fund over the past six months. Neurocrine has a unique drug compound for insomnia, Indiplon, which was submitted to the Food and Drug Administration ("FDA") for approval in October. In December, the FDA refused the application due to electronic formatting issues, causing a six-month delay in the approval process as the company had to resubmit the application. As we still believe in the potential of Indiplon as a non-addictive insomnia solution for sleep initiation, middle-of-the-night dosing, and sleep maintenance, we are maintaining a stake in the company.

Competitive fears in two different industries also hurt our performance. High-end stereo and infotainment equipment maker Harman International Industries declined on news that Mercedes-Benz had awarded a car-systems contract to a competitor. Also, reports of weak U.S. automobile sales weighed on the shares. McAfee Inc., an anti-virus and security software vendor, suffered when Microsoft announced a series of acquisitions and new product introductions aimed at the company's offerings.

Investment Strategy and Outlook

Looking ahead, in my opinion the economy is being pressured by several factors: Corporate profits may be under pressure due to rising interest rates and raw material costs; record consumer debt levels and high gasoline prices may finally take a toll on consumer spending; and tepid economic news from Europe and Japan could crimp U.S. export demand. In this environment, I expect to see the market gravitate toward companies that provide strong earnings despite these headwinds, so the Fund remains invested predominantly in stocks that we believe can grow organically and return shareholder value through intelligent capital allocation.

Thank you for your confidence and investment in Janus Olympus Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds April 30, 2005 23

Janus Olympus Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Olympus Fund	2.51%	4.17%	(12.65)%	10.30%
Russell 1000® Growth Index	1.14%	0.40%	(10.75)%	5.94%
S&P 500® Index	3.28%	6.34%	(2.94)%	8.71%
Lipper Ranking - based on total returns for Multi-Cap Growth Funds	N/A	155/421	192/242	13/90

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – December 29, 1995

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,025.10	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

*Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Olympus Fund changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500® Index as a secondary index.

24 Janus Growth Funds April 30, 2005

Janus Olympus Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 96.7%
Aerospace and Defense - 1.1%
597,045	Raytheon Co.	$22,454,862
Applications Software - 1.5%
871,945	NAVTEQ Corp.*, #	31,756,237
Audio and Video Products - 1.4%
366,250	Harman International Industries, Inc.	28,779,925
Building - Mobile Home and Manufactured Homes - 0.8%
627,430	Thor Industries, Inc.#	16,909,239
Building - Residential and Commercial - 1.3%
517,855	Lennar Corp.#	26,653,997
Casino Hotels - 0.5%
147,695	Harrah's Entertainment, Inc.	9,691,746
Chemicals - Specialty - 0.3%
257,920	Syngenta A.G. (ADR)*,**	5,346,682
Commercial Banks - 0.8%
1,051,310	UCBH Holdings, Inc.#	16,537,106
Commercial Services - 0.2%
86,311	CoStar Group, Inc.*, #	3,413,600
Commercial Services - Finance - 1.5%
1,033,405	Paychex, Inc.#	31,622,193
Computers - 2.6%
443,115	Dell, Inc.*	15,433,695
615,520	Research In Motion, Ltd. (New York Shares)*	39,645,644
		55,079,339
Computers - Memory Devices - 1.0%
1,558,835	EMC Corp.*	20,451,915
Containers - Metal and Glass - 0.8%
439,265	Ball Corp.	17,350,968
Cosmetics and Toiletries - 1.5%
517,745	Avon Products, Inc.#	20,751,220
185,000	Procter & Gamble Co.	10,017,750
		30,768,970
Cruise Lines - 0.2%
119,060	Royal Caribbean Cruises, Ltd. (New York Shares)#	5,002,901
Distribution/Wholesale - 1.1%
3,131,000	Esprit Holdings, Ltd.	23,438,494
Diversified Financial Services - 0.5%
187,595	Morgan Stanley Co.*	9,871,249
Diversified Operations - 2.9%
1,024,760	General Electric Co.	37,096,312
749,290	Tyco International, Ltd. (New York Shares)	23,460,270
		60,556,582
Electric - Generation - 0.8%
997,290	AES Corp.	16,036,423
Electronic Components - Semiconductors - 2.2%
963,220	Advanced Micro Devices, Inc.*, #	13,706,621
295,990	ATI Technologies, Inc. (New York Shares)*	4,380,652
533,865	Broadcom Corp. - Class A*, #	15,967,902
529,580	Texas Instruments, Inc.	13,218,317
		47,273,492
Electronic Forms - 0.8%
294,990	Adobe Systems, Inc.	17,543,055

Shares or Principal Amount		Value
Entertainment Software - 1.3%
519,955	Electronic Arts, Inc.*	$27,760,397
Finance - Consumer Loans - 1.1%
475,585	SLM Corp.	22,656,869
Finance - Investment Bankers/Brokers - 1.0%
405,305	E*TRADE Financial Corp.*	4,502,939
314,780	Merrill Lynch & Company, Inc.	16,976,085
		21,479,024
Finance - Other Services - 0.3%
36,895	Chicago Mercantile Exchange Holdings, Inc.#	7,213,710
Financial Guarantee Insurance - 0.5%
221,235	MBIA, Inc.#	11,588,289
Food - Retail - 2.5%
536,502	Whole Foods Market, Inc.#	53,499,979
Hazardous Waste Disposal - 1.3%
566,630	Stericycle, Inc.*, #	27,577,882
Hotels and Motels - 2.3%
769,625	Four Seasons Hotels, Inc.	48,848,099
Independent Power Producer - 1.2%
2,593,015	Reliant Energy, Inc.*	26,370,963
Internet Security - 0.6%
491,850	Check Point Software Technologies, Ltd. (New York Shares)*	10,304,257
110,625	McAfee, Inc.*	2,313,169
		12,617,426
Medical - Biomedical and Genetic - 6.5%
214,985	Amgen, Inc.*	12,514,277
1,491,806	Celgene Corp.*	56,554,366
528,560	Genentech, Inc.*	37,496,046
446,730	Invitrogen Corp.*, #	32,731,907
		139,296,596
Medical - Drugs - 7.5%
498,655	Eli Lilly and Co.	29,156,358
370,601	Novartis A.G.**	18,033,938
1,014,800	Pfizer, Inc.	27,572,116
483,917	Roche Holding A.G.*,**, #	58,541,631
314,656	Sanofi-Aventis**, #	27,859,702
		161,163,745
Medical - Generic Drugs - 1.7%
1,147,285	Teva Pharmaceutical Industries, Ltd. (ADR) #	35,841,183
Medical - HMO - 4.5%
521,600	Conventry Health Care, Inc.*	35,693,088
663,776	UnitedHealth Group, Inc.	62,733,470
		98,426,558
Medical Information Systems - 0.6%
221,435	Cerner Corp.*, #	12,856,516
Medical Instruments - 1.1%
556,615	Intuitive Surgical, Inc.*, #	23,901,048
Medical Products - 2.3%
258,535	Stryker Corp.#	12,551,874
1,086,335	Varian Medical Systems, Inc.*, #	36,652,943
		49,204,817
Motorcycle and Motor Scooter Manufacturing - 0.5%
221,075	Harley-Davidson, Inc.	10,394,947

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 25

Janus Olympus Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Multi-Line Insurance - 0.4%
148,090	American International Group, Inc.	$7,530,377
Multimedia - 0.6%
370,690	Viacom, Inc. - Class B	12,833,288
Networking Products - 2.8%
2,327,197	Cisco Systems, Inc.*	40,213,965
871,365	Juniper Networks, Inc.*, #	19,684,135
		59,898,100
Oil and Gas Drilling - 1.5%
307,805	Global Santa Fe Corp.	10,342,248
464,610	Transocean, Inc.*, #	21,543,966
		31,886,214
Oil Companies - Exploration and Production - 1.0%
428,115	EOG Resources, Inc.	20,356,868
Oil Companies - Integrated - 2.3%
430,350	BP PLC (ADR)**	26,208,315
390,865	Exxon Mobil Corp.	22,291,031
		48,499,346
Optical Supplies - 1.9%
405,965	Alcon, Inc. (New York Shares)**	39,378,605
Pharmacy Services - 1.0%
535,845	Caremark Rx, Inc.*	21,460,592
Retail - Apparel and Shoe - 4.6%
1,226,860	Abercrombie & Fitch Co. - Class A#	66,189,097
694,818	Urban Outfitters, Inc.*, #	30,780,437
		96,969,534
Retail - Discount - 0.5%
242,745	Wal-Mart Stores, Inc.	11,442,999
Retail - Drug Store - 1.2%
572,135	Walgreen Co.#	24,636,133
Retail - Regional Department Stores - 1.5%
646,705	Kohl's Corp.*	30,783,158
Semiconductor Components/Integrated Circuits - 1.6%
932,480	Maxim Integrated Products, Inc.	34,874,752
Soap and Cleaning Preparations - 1.0%
639,211	Reckitt Benckiser PLC**	20,753,023
Super-Regional Banks - 1.1%
534,630	Fifth Third Bancorp#	23,256,405
Telecommunication Equipment - Fiber Optics - 1.3%
2,031,740	Corning, Inc.*	27,936,425
Telecommunication Services - 1.8%
1,445,375	Amdocs, Ltd. (New York Shares)*,**	38,605,966
Therapeutics - 2.1%
804,815	MGI Pharma, Inc.*, #	17,746,171
694,895	Neurocrine Biosciences, Inc.*	24,293,529
73,990	United Therapeutics Corp.*, #	3,550,780
		45,590,480

Shares or Principal Amount		Value
Transportation - Services - 3.8%
387,805	C.H. Robinson Worldwide, Inc.#	$20,010,738
420,005	FedEx Corp.	35,679,425
363,335	United Parcel Service, Inc. - Class B#	25,909,419
		81,599,582
Web Portals/Internet Service Providers - 3.3%
2,022,820	Yahoo!, Inc.*	69,807,518
Wireless Equipment - 0.8%
1,092,005	Motorola, Inc.	16,751,357
Total Common Stock (cost $1,733,703,660)		2,052,087,745
Other Securities - 10.0%
211,252,543	State Street Navigator Securities Lending Prime Portfolio† (cost $211,252,543)	211,252,543
Repurchase Agreement - 1.6%
$32,900,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $32,908,198 collateralized by $65,842,241 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $33,558,209 (cost $32,900,000)	32,900,000
Total Investments (total cost $1,977,856,203) – 108.3%		2,296,240,288
Liabilities, net of Cash, Receivables and Other Assets – (8.3)%		(175,692,226)
Net Assets – 100%		$2,120,548,062

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$46,898,764	2.0%
Canada	92,874,395	4.1%
Cayman Islands	31,886,214	1.4%
France	27,859,702	1.2%
Israel	46,145,440	2.0%
Liberia	5,002,901	0.2%
Switzerland	121,300,856	5.3%
United Kingdom	85,567,304	3.7%
United States††	1,838,704,712	80.1%
Total	$2,296,240,288	100.0%

††Includes Short-Term Securities and Other Securities (69.4% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 5/20/05	5,850,000	$11,144,549	$(292,724)
British Pound 7/15/05	4,600,000	8,741,951	(85,211)
British Pound 8/19/05	3,300,000	6,263,260	(65,860)
Euro 7/15/05	10,500,000	13,541,984	25,066
Swiss Franc 7/15/05	44,200,000	37,172,383	(183,110)
Swiss Franc 8/19/05	4,000,000	3,372,776	(28,294)
Total		$80,236,903	$(630,133)

See Notes to Schedules of Investments and Financial Statements.

26 Janus Growth Funds April 30, 2005

Janus Orion Fund (unaudited)

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

Ron Sachs

portfolio manager

For the six months ended April 30, 2005, Janus Orion Fund gained 8.16% compared to a 0.87% return for its benchmark, the Russell 3000® Growth Index. The Fund's secondary benchmark, the S&P 500® Index, returned 3.28% for the same time period.

Investment Strategy in This Environment

The six months ended April 30, 2005, were a tale of two markets. After surging in late 2004, equity markets have struggled throughout 2005. Investor concerns shifted from inflation to slowing worldwide growth to fears that risks are underpriced. I share all those concerns, but have been able to find a number of businesses that I believe will be able to grow and prosper in any economic environment. The Fund's positive performance in this period shows the benefits of a disciplined focus on great businesses at good valuations.

Portfolio Composition

As of April 30, 2005, the Fund was 96.3% invested in equities with foreign stocks accounting for 28.9% of the holdings. The Fund's top 10 equity holdings represented 42.3% of its total net assets and we held 3.7% in cash.

Standout Performers Included Materials and Biotechnology Stocks

Positive contributors during the period include Companhia Siderurgica Nacional ("CSN"), one of the lowest-cost steel producers in the world. In addition to the strong commodity backdrop driven by renewed growth in the U.S. economy and continued strength in China, CSN shares have been rewarded by investors for the imminent revenues and earnings from CSN's expansion of its Casa de Pedra mine. Customers have already been committing to long-term contracts to access output from this mine expansion, giving the market confidence that the forecasted returns from this project are highly likely to be delivered. We maintain a position in CSN, as we believe the market continues to underestimate the importance of the company's low-cost position in both iron ore and finished steel.

Molson was another strong contributor during the period, as managements of both Molson and Coors were forced by investors to raise the price paid to Molson shareholders in order to win approval for their proposed merger. We sold our stock of the merged company, as we were primarily interested in owning Molson for its strong duopoly position in the Canadian beer market and do not think the combined companies were as attractive an investment.

Another strong contributor was Celgene, a biopharmaceutical company with an exciting new anti-cancer compound, Revlimid, which should drive strong sales and margin growth on approval. The company's existing Thalomid anti-cancer franchise looks secure as the necessary precautions to prevent misuse of the drug make it unlikely that generic competitors will be able to seize share from Thalomid.

Select Media, Pharmaceutical and Financial Services Companies Lost Ground

Univision Communications was the biggest disappointment during the period. In late 2004, Univision informed the market that sales of scatter advertising inventory for the fourth quarter of 2004 were below expectations. We continue to believe in the

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Dade Behring Holdings, Inc.	8.3%	8.6%
Chicago Mercantile Exchange Holdings, Inc.	5.1%	4.7%
Cisco Systems, Inc.	4.0%	–
Companhia Siderurgica de Tubarao	3.8%	3.2%
Companhia Siderurgica Nacional S.A. (ADR)	3.8%	2.6%
Celgene Corp.	3.7%	1.2%
National Financial Partners Corp.	3.7%	1.7%
CapitalSource, Inc.	3.6%	3.9%
Roche Holding A.G.	3.2%	4.0%
EOG Resources, Inc.	3.1%	2.2%

Janus Growth Funds April 30, 2005 27

Janus Orion Fund (unaudited)

power of Univision's dominant position in Spanish-language television and radio broadcasting and believe strong secular growth in its market will drive earnings and the stock.

Another detractor from performance during the period was OSI Pharmaceuticals. This company's stock has been hit on concerns that its promising cancer drugs may not achieve the sales some investors expected. We agreed with that assessment and sold the stock.

CapitalSource, a high-service, high-margin lender to businesses in a variety of attractive niches was another disappointment during the period. Investors are concerned about the potential for increasing loan losses based on specific and general reserves taken by the company. We, too, are concerned by the increased reserves, but believe CapitalSource has adequate collateral against the specific loans at issue and think the valuation of the company has become especially compelling.

We took advantage of the weak markets to build a position in two leading technology companies – Cisco Systems and Corning. Both businesses are characterized by powerful franchises that deliver rich margins and strong returns on capital. We believe Cisco will be the beneficiary of both a recovery in corporate networking spending, where it has leading market share and that are increasing market share in telecom network spending. Corning is the leader in a number of difficult materials sciences that are critical to fast-growing technologies, such as flat-panel displays and clean-burning diesel engines.

Investment Strategy and Outlook

Going forward, I will continue to work to deliver strong risk-adjusted performance for the Fund's shareholders. I believe the recent weak period for the markets has opened up opportunities to buy great businesses at attractive prices.

Thank you for your investment.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

28 Janus Growth Funds April 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Orion Fund	8.16%	9.93%	(7.75)%
Russell 3000® Growth Index	0.87%	0.30%	(11.15)%
S&P 500® Index	3.28%	6.34%	(3.11)%
Lipper Ranking - based on total returns for Multi-Cap Growth Funds	N/A	38/421	93/252

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – June 30, 2000

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,081.60	$5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.16

*Expenses are equal to the annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Orion Fund changed its primary benchmark from the S&P 500® Index to the Russell 3000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indices. The Fund will retain the S&P 500® Index as a secondary index.

Janus Growth Funds April 30, 2005 29

Janus Orion Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 96.3%
Athletic Footwear - 2.0%
46,201	Puma A.G. Rudolf Dassler Sport	$10,652,774
Building - Residential and Commercial - 2.5%
328,775	Desarrolladora Homex S.A. (ADR)*, #	7,279,079
107,360	KB Home#	6,119,520
		13,398,599
Cable Television - 3.7%
13,265	Jupiter Telecommunications Company, Ltd.*	10,564,932
223,345	Liberty Media International, Inc. - Class A*	9,262,117
		19,827,049
Commercial Banks - 1.1%
65,142	Anglo Irish Bank Corporation PLC	748,697
934,000	Shinsei Bank, Ltd.	5,072,527
		5,821,224
Commercial Services - 1.6%
222,995	CoStar Group, Inc.*, #	8,819,452
Cosmetics and Toiletries - 3.9%
215,427	Alberto-Culver Co.	9,586,502
285,980	Avon Products, Inc.	11,462,078
		21,048,580
Diagnostic Kits - 8.3%
727,065	Dade Behring Holdings, Inc.#	44,838,099
Diversified Minerals - 0.9%
6,077,230	Caemi Mineracao e Metalurgica S.A.	4,689,035
Diversified Operations - 2.3%
173,247	Louis Vuitton Moet Hennessy S.A.#	12,241,717
E-Commerce/Services - 2.6%
661,920	IAC/InterActiveCorp*, #	14,390,141
Electric Products - Miscellaneous - 1.4%
16,755	Samsung Electronics Company, Ltd.	7,687,900
Electronic Components - Semiconductors - 2.1%
1,807,708	ARM Holdings PLC	3,324,267
325,460	Texas Instruments, Inc.	8,123,481
		11,447,748
Finance - Commercial - 3.6%
928,960	CapitalSource, Inc.*, #	19,508,160
Finance - Other Services - 5.3%
142,470	Chicago Mercantile Exchange Holdings, Inc.	27,855,734
96,835	MarketAxess Holdings, Inc.*, #	1,187,197
		29,042,931
Home Furnishings - 2.1%
597,055	Tempur-Pedic International, Inc.*, #	11,397,780
Internet Security - 1.1%
294,090	Check Point Software Technologies, Ltd. (New York Shares)*	6,161,186
Investment Management and Advisory Services - 3.7%
521,900	National Financial Partners Corp.	19,957,456
Medical - Biomedical and Genetic - 3.7%
528,695	Celgene Corp.*	20,042,827
Medical - Drugs - 3.2%
145,267	Roche Holding A.G.#	17,573,607

Shares or Principal Amount		Value
Medical - Generic Drugs - 4.0%
352,195	Taro Pharmaceutical Industries, Ltd.*, #	$10,234,787
368,760	Teva Pharmaceutical Industries, Ltd. (ADR)#	11,520,062
		21,754,849
Medical - HMO - 1.7%
151,130	PacifiCare Health Systems, Inc.*, #	9,031,529
Medical Instruments - 1.2%
145,915	Intuitive Surgical, Inc.*, #	6,265,590
Miscellaneous Manufacturing - 0.6%
1,803,196	FKI PLC	3,211,952
Multi-Line Insurance - 2.9%
477,070	Assurant, Inc.#	15,786,246
Multimedia - 1.6%
520,925	Time Warner, Inc.*	8,756,749
Networking Products - 4.0%
1,243,765	Cisco Systems, Inc.*	21,492,259
Oil Companies - Exploration and Production - 3.1%
351,130	EOG Resources, Inc.	16,696,232
Reinsurance - 2.9%
5,662	Berkshire Hathaway, Inc. - Class B*	15,842,333
Retail - Auto Parts - 1.6%
631,550	Pep Boys - Manny, Moe & Jack#	8,955,379
Retail - Discount - 0.5%
198,870	Fred's, Inc.	2,871,683
Steel - Producers - 3.8%
418,560	Companhia Siderurgica de Tubarao	20,784,742
Steel - Specialty - 3.8%
930,500	Companhia Siderurgica Nacional S.A. (ADR)#	20,359,340
Telecommunication Equipment - Fiber Optics - 3.0%
1,185,885	Corning, Inc.*	16,305,919
Television - 1.2%
257,158	Univision Communications, Inc. - Class A*, #	6,760,684
Transportation - Marine - 1.9%
248,900	Alexander & Baldwin, Inc.#	10,137,697
Transportation - Railroad - 0.8%
159,100	All America Latina Logistica	4,596,166
Transportation - Services - 2.6%
163,080	FedEx Corp.	13,853,646
Total Common Stock (cost $430,643,227)		522,009,260
Other Securities - 22.5%
122,011,619	State Street Navigator Securities Lending Prime Portfolio† (cost $122,011,619)	122,011,619
Repurchase Agreement - 2.4%
$12,800,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $12,803,189 collateralized by $25,616,434 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $13,056,081 (cost $12,800,000)	12,800,000
Total Investments (total cost $565,454,846) – 121.2%		656,820,879
Liabilities, net of Cash, Receivables and Other Assets – (21.2)%		(114,672,749)
Net Assets – 100%		$542,148,130

See Notes to Schedules of Investments and Financial Statements.

30 Janus Growth Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Brazil	$50,429,283	7.7%
France	12,241,717	1.9%
Germany	10,652,774	1.6%
Ireland	748,697	0.1%
Israel	27,916,035	4.2%
Japan	15,637,459	2.4%
Mexico	7,279,079	1.1%
South Korea	7,687,900	1.2%
Switzerland	17,573,607	2.7%
United Kingdom	6,536,219	1.0%
United States††	500,118,109	76.1%
Total	$656,820,879	100.0%

††Includes Short-Term Securities and Other Securities (55.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 31

Janus Triton Fund (unaudited)

Fund Snapshot

A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Ron Sachs

portfolio manager

Performance Overview

In the first two months since its inception on February 25, 2005, Janus Triton Fund lost 4.00%, outperforming its benchmark, the Russell 2500TM Growth Index, which declined 8.55% over the same time period. Waiting for attractive entry points in our stock picks has benefited the Fund's early relative performance.

Investment Strategy

I would like to take this opportunity to review the investment strategy of the Fund and then briefly discuss individual holdings that contributed to and detracted from its performance since its inception on February 25, 2005.

Janus Triton Fund invests in small- to mid-capitalization growth companies. Smaller-cap growth stocks have many attractive attributes – two of which I find most compelling. First, they are often businesses in the early stages of a long growth cycle with rapid growth opportunities ahead. Second, there are many smaller-cap companies that are either not followed or under-followed by Wall Street research firms or other institutional investors. For these reasons, I believe Janus' research advantage is very strong in the smaller-cap arena. Our in-depth research capabilities allow us to identify and invest in what we believe are the best small businesses at highly attractive valuations.

The Fund's strategy is to find good businesses at good prices and exercise prudent risk controls to maximize risk-adjusted returns in all market environments. My definition of a good business is one that has strong franchises, high barriers to entry and pricing power. I believe good businesses also have sizable growth opportunities ahead that can be achieved with attractive returns on capital. That also means businesses where managers are aligned with shareholders.

Good growth businesses are often highly priced by the market. I aim to buy these good, fast-growing businesses at attractive prices so that the potential upside opportunity far outweighs the potential downside risk. My valuations are derived from the free cash flow left for owners after the companies reinvest to protect and grow their businesses.

I believe risk management is very important, especially with a smaller-company focus. Smaller-cap stocks are often more volatile than large-cap stocks – both because of the narrower scope of their businesses and because these stocks often have little institutional support when businesses miss expectations. I attempt to manage risk by investing only when the risk-reward tradeoff for owning a stock is highly in our favor. We further manage risk by working to gain a better understanding of our investments than the rest of the market. Position sizes are based on the risk-reward opportunity for each stock. Portfolio construction will limit exposure to specific sectors of the market to minimize the risks to the Fund from macroeconomic dislocations.

Finally, I understand that the same risk-reward analysis that governs the purchase of individual stocks also drives the sale of stocks. I will trim or sell a stock when the risk-reward tradeoff is no longer skewed in our favor. Factors that can change the risk-reward tradeoff of a stock include stock price movements, changes in the fundamentals of the company or industry or a refined understanding of the business on our part.

Top Contributors and Detractors

Stocks that have had an impact on the Fund's performance in the first two months since its inception include top contributors Electronics Boutique and Ask Jeeves. Both appreciated considerably as a result of acquisitions. During the period, other

Top 10 Equity Holdings – (% of Net Assets)

April 30, 2005
All America Latina Logistica	4.7%
CoStar Group, Inc.	4.2%
Dade Behring Holdings, Inc.	4.0%
Tempur-Pedic International, Inc.	3.3%
National Financial Partners Corp.	3.3%
ARM Holdings PLC	2.7%
Taro Pharmaceutical Industries, Ltd.	2.6%
Dolby Laboratories, Inc. - Class A	2.3%
Intuitive Surgical, Inc.	2.2%
Alberto-Culver Co.	2.2%

32 Janus Growth Funds April 30, 2005

(unaudited)

companies in their industries showed that they shared our belief that these strong franchises were undervalued by the market by offering significant premiums to acquire these businesses.

Detractors from performance included Deckers Outdoor, which missed earnings expectations as a result of disappointing sales of its Teva brand sandals. We believed strength in orders for some of Deckers' other products would make up for any disappointments in Teva sandals. Unfortunately, we were wrong and subsequently sold our holdings.

Thank you for your investment with Janus. I look forward to reporting strong results in the future.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds April 30, 2005 33

Janus Triton Fund (unaudited)

Performance

Cumulative Total Return – for the period ended April 30, 2005

Since Inception*
Janus Triton Fund	(4.00)%
Russell 2500TM Growth Index	(8.55)%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – February 25, 2005

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$960.00	$2.22
Hypothetical (5% return before expenses)	$1,000.00	$1,006.64	$2.27

*Expenses paid for the Fund reflect only the inception period (February 25, 2005 to April 30, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.27% multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes.

34 Janus Growth Funds April 30, 2005

Janus Triton Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 65.2%
Batteries and Battery Systems - 2.2%
12,360	Spectrum Brands, Inc.	$450,398
Commercial Services - 4.2%
21,660	CoStar Group, Inc.*	856,653
Cosmetics and Toiletries - 2.2%
10,170	Alberto-Culver Co.	452,565
Diagnostic Equipment - 1.9%
18,250	Cytyc Corp.*	388,908
Diagnostic Kits - 4.0%
13,270	Dade Behring Holdings, Inc.	818,361
E-Commerce/Products - 2.5%
11,105	Blue Nile, Inc.*	279,512
35,000	Submarino S.A.*	240,969
		520,481
Electronic Components - Semiconductors - 2.7%
300,136	ARM Holdings PLC	551,932
Finance - Commercial - 1.8%
17,190	CapitalSource, Inc.*	360,990
Finance - Other Services - 3.3%
8,300	International Securities Exchange, Inc.*	218,456
36,015	MarketAxess Holdings, Inc.	441,544
		660,000
Home Furnishings - 3.3%
35,850	Tempur-Pedic International, Inc.*	684,377
Industrial Audio and Video Products - 2.3%
22,535	Dolby Laboratories, Inc. - Class A*	460,841
Internet Content - Info/News - 1.8%
13,655	Ask Jeeves, Inc.*	371,279
Internet Security - 1.8%
17,865	Check Point Software Technologies, Ltd. (New York Shares)*	374,272
Investment Management and Advisory Services - 3.3%
17,425	National Financial Partners Corp.	666,332
Machinery - Construction and Mining - 1.5%
8,235	Terex Corp.	307,824
Medical - Biomedical and Genetic - 2.0%
10,635	Celgene Corp.*	403,173
Medical - Drugs - 1.9%
75,330	Ligand Pharmaceuticals, Inc. - Class B*	397,742
Medical - Generic Drugs - 2.6%
18,425	Taro Pharmaceutical Industries, Ltd.*	535,431
Medical - HMO - 1.9%
6,560	PacifiCare Health Systems, Inc.*	392,026
Medical Instruments - 4.1%
10,590	Intuitive Surgical, Inc.*	454,734
14,110	Kensey Nash Corp.*	387,743
		842,477
REIT - Mortgages - 4.2%
15,320	Newcastle Investment Corp.	451,786
8,445	Redwood Trust, Inc.	423,263
		875,049
Retail - Auto Parts - 1.6%
23,020	Pep Boys - Manny, Moe & Jack	326,424

Shares or Principal Amount		Value
Retail - Computer Equipment - 2.1%
7,575	Electronics Boutique Holdings Corp.*	$422,155
Retail - Discount - 2.2%
30,870	Fred's, Inc.	445,763
Transportation - Marine - 1.8%
9,175	Alexander & Baldwin, Inc.	373,698
Transportation - Truck - 2.0%
13,130	Landstar System, Inc.*	402,435
Total Common Stock (cost $14,062,284)		13,341,586
Preferred Stock - 4.7%
Transportation - Railroad - 4.7%
166,100	All America Latina Logistica (cost $921,169)	969,404
Repurchase Agreement - 30.3%
$6,200,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $6,201,545 collateralized by $12,407,960 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $6,324,039 (cost $6,200,000)	6,200,000
Total Investments (total cost $21,183,453) – 100.2%		20,510,990
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(43,987)
Net Assets – 100%		$20,467,003

Summary of Investments by Country

Country	Value	% of Investment Securities
Brazil	$1,210,373	5.9%
Israel	909,703	4.4%
United Kingdom	551,932	2.7%
United States††	17,838,982	87.0%
Total	$20,510,990	100.0%

††Includes Short-Term Securities (56.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 35

Janus Twenty Fund (unaudited) (closed to new investors)

Fund Snapshot

This focused growth fund invests in a concentrated portfolio of 20-30 companies, including well-known market leaders whose products and services consumers may use more of every day.

Scott Schoelzel

portfolio manager

Performance Overview

For the six-month period ended April 30, 2005, Janus Twenty Fund returned 4.09% while its benchmark, the Russell 1000® Growth Index, returned 1.14%. The Fund's secondary benchmark, the S&P 500® Index, returned 3.28% for the same time period. According to Lipper, Inc., Janus Twenty Fund is once again in the top 5% of all Large-Cap Growth funds for both the trailing one- and three-year periods, based on total returns. The Fund's total expenses have also remained in check, as its turnover rate and trading costs remain among the lowest in the industry. Fund expenses totaled 0.87% (as of April 30, 2005), which compares favorably to our industry peers, which average over 1.48% (as of April 30, 2005).

Detractors

Although we continued to outperform the averages, our returns during this last 6 months were hampered by the sharp sell-off of eBay's stock.

In late January, eBay surprised us with its announcement to spend an incremental $100 million dollars on three business initiatives. These include increasing its marketing expenditures in its more mature U.S. and German businesses; spending more aggressively on its developing business in China; and spending more on the development of its online bill paying unit, PayPal. Ebay's surprise announcement led to a very sharp sell-off of the company's shares. The shares lost nearly 20% of their value in one day and continued to drift lower in the ensuing 4 to 6 weeks. The impact on the Fund's returns would have been more pronounced had we not begun to reduce our position before eBay announced its increased spending plans. By year-end 2004, we had begun to reduce our position in eBay at prices that, in retrospect, were very close to all-time trading highs. Although it was not my intention at the time to sell the entire position, I certainly would have liked to have sold more stock at these higher levels. Subsequent to eBay's spending announcement, we did sell some additional shares and feel the position is appropriately sized in the Fund. We continue to believe eBay has a very bright future and we will be monitoring the results stemming from its announced spending plans and other business initiatives.

Top Performers

The Fund's performance continued to benefit from our investments in UnitedHealth, Genentech, Roche Holdings and Electronic Arts. In my annual letter to you just six months ago, I discussed our investment thesis for UnitedHealth, Genentech and Roche in some detail. I would like to do the same for Electronic Arts here.

Our position in Electronic Arts (EA) was one of the larger contributors to the Fund's improving performance this past six months. We are excited about the continuing prospects for our investment in the electronic gaming industry but are mindful that EA and the entire electronic gaming industry are on the verge of a once-every-5-year phenomenon called the "hardware console upgrade cycle." In plain English this means that the industry and consumers are beginning to transition from the existing gaming consoles, Microsoft's Xbox and Sony's Playstation 2, to the next generation of gaming devices, Microsoft Xbox "360" and Sony Playstation 3. Historically, this type of transition never quite goes according to the industry's script and that's been the case this time, too. Oddly, it's never any one thing that causes the industry to go into convulsions during these transitional times. Invariably, it's some combination of a hardware

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
UnitedHealth Group, Inc.	15.9%	12.5%
Genentech, Inc.	7.5%	6.0%
Bank of America Corp.	6.8%	6.7%
Electronic Arts, Inc.	5.9%	5.5%
NIKE, Inc. - Class B	5.8%	6.0%
ConocoPhillips	5.1%	–
eBay, Inc.	4.3%	17.3%
Wells Fargo & Co.	3.9%	3.6%
Roche Holding A.G.	3.5%	7.2%
Goldman Sacs Group, Inc.	3.5%	3.0%

36 Janus Growth Funds April 30, 2005

(unaudited)

delay caused by some key part being in short supply or an unexpected slowdown in sales of existing games in anticipation of new-generation games that leads to unanticipated pricing cuts. This is on top of the somewhat serendipitous nature of the development of hit games to begin with. It's really quite an industry. Despite these unruly variables, the long-term gaming trends and corresponding demographics are undeniably strong and continue to grow globally – and EA stands at the nexus of the gaming industry. While EA is poised to release games that we believe will be the biggest hits on both Xbox 360 as well as Sony's PSP and Playstation 3 platforms, it is not immune from the transitional issues in the industry. Like eBay, we continue to be impressed with the basic underlying trends in EA's business and have sized the position in the Fund accordingly.

One of the significant changes in the Fund's composition during these past six months has been our increased investment in energy. As most long-term investors in Janus Twenty Fund may remember, we had significant exposure to energy via our investment in Exxon beginning in early 2002 and continuing through late 2003, when we sold the position. In retrospect, this was not our best sale, as 2004 was a great year for these stocks. Nevertheless, many of the macroeconomic drivers we identified in this industry in the early 2000s but were a bit too impatient to fully capitalize on are still in place today. Simply put, world oil demand, driven by solid global growth, particularly from some of the more rapidly developing economies (Asia, specifically China together with India), is rapidly catching up with the world's oil complex's ability to supply that demand, and prices have risen accordingly. The key question is "where do we go from here?" There is no doubt that excess capacity will be developed, and the price of the commodity should ease from near-$60 levels. And, I am not one of the industry's alarmists saying that the world's oil production capacity is peaking - far from it. But I do think that, at the margin, demand will be strong and the companies in the "oil complex" generally will be more judicicious about their use of shareholder capital, returning excess cash to shareholders via either increased dividends or share buy backs when development alternatives cannot be economically found. Despite our best financial, political and economic analysis of the situation, I was struck by the tag line of a recent conversation with a 40-year veteran of the oil industry (a non-Wall Streeter) when he told me "You know, Scott, they just ain't finding it the way they used to."

Janus Twenty Fund – just as it has since 1999 – remains closed to new investors, as I believe keeping it closed is currently in the best interest of the Fund's existing shareholders. I genuinely appreciate your continued investment in the Fund and hope that you have continued to make periodic investments along the way, just like me. We are invested in some tremendous companies and take tremendous pride in the Fund's improved performance.

Thank you for your continued investment in Janus Twenty Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds April 30, 2005 37

Janus Twenty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Twenty Fund	4.09%	8.13%	(11.57)%	11.65%	12.97%
Russell 1000® Growth Index	1.14%	0.40%	(10.75)%	7.71%	11.14%
S&P 500® Index	3.28%	6.34%	(2.94)%	10.26%	12.50%
Lipper Ranking - based on total returns for Large-Cap Growth Funds	N/A	19/659	305/420	1/137	2/38

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – April 30, 1985

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,040.90	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Closed to new investors.

Effective February 25, 2005, Janus Twenty Fund changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500® Index as a secondary index.

38 Janus Growth Funds April 30, 2005

Janus Twenty Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 93.9%
Athletic Footwear - 5.8%
6,777,115	NIKE, Inc. - Class B#	$520,550,203
Casino Hotels - 0.9%
1,216,120	Harrah's Entertainment, Inc.#	79,801,794
Coal - 0.4%
800,000	Peabody Energy Corp.#	35,016,000
Computers - 1.6%
2,173,005	Research In Motion, Ltd. (New York Shares)*, #	139,963,252
Cosmetics and Toiletries - 3.4%
5,593,740	Procter & Gamble Co.#	302,901,021
E-Commerce/Services - 4.3%
12,196,415	eBay, Inc.*, #	386,992,248
Electronic Components - Semiconductors - 1.0%
3,666,965	Texas Instruments, Inc.#	91,527,446
Entertainment Software - 5.9%
9,794,270	Electronic Arts, Inc.*, #	522,916,075
Finance - Consumer Loans - 0.8%
1,773,510	SLM Corp.#	84,490,016
Finance - Investment Bankers/Brokers - 3.5%
2,937,845	Goldman Sachs Group, Inc.#	313,732,468
Medical - Biomedical and Genetic - 9.3%
4,386,695	Celgene Corp.*	166,299,608
9,357,290	Genentech, Inc.*, #	663,806,152
		830,105,760
Medical - Drugs - 3.5%
2,606,947	Roche Holding A.G.*	315,374,191
Medical - HMO - 15.9%
15,016,130	UnitedHealth Group, Inc.	1,419,174,446
Oil Companies - Exploration and Production - 4.9%
4,621,375	Apache Corp.#	260,137,198
876,530	EnCana Corp. (New York Shares)	55,975,206
2,541,430	EOG Resources, Inc.#	120,844,997
		436,957,401
Oil Companies - Integrated - 13.4%
4,192,405	BP PLC (ADR)#	255,317,465
4,005,225	ChevronTexaco Corp.#	208,271,700
4,304,340	ConocoPhillips	451,310,049
1,959,435	Exxon Mobil Corp.#	111,746,578
2,410,930	Occidental Petroleum Corp.#	166,354,170
		1,192,999,962
Optical Supplies - 1.7%
1,578,380	Alcon, Inc. (New York Shares)	153,102,860
Retail - Regional Department Stores - 2.5%
4,607,450	Kohl's Corp.*, #	219,314,620
Retail - Restaurants - 0.4%
744,415	Starbucks Corp.*	36,863,431
Super-Regional Banks - 10.7%
13,516,280	Bank of America Corp.#	608,773,251
5,755,370	Wells Fargo & Co.	344,976,878
		953,750,129

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 3.0%
380,600	Google, Inc. - Class A*, #	$83,732,000
5,230,650	Yahoo!, Inc.*, #	180,509,732
		264,241,732
Wireless Equipment - 1.0%
2,612,540	QUALCOMM, Inc.#	91,151,521
Total Common Stock (cost $5,975,267,182)		8,390,926,576
Money Market - 1.1%
$100,000,000	Janus Institutional Cash Reserves Fund 2.86% (cost $100,000,000)	100,000,000
Other Securities - 3.4%
301,450,397	State Street Navigator Securities Lending Prime Portfolio† (cost $301,450,397)	301,450,397
Repurchase Agreement - 3.4%
$300,000,000	Merrill Lynch and Company, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $300,075,000 collateralized by $305,543,625 in U.S. Treasury Notes/Bonds 3.125% - 3.375%, 1/31/07 - 2/28/07 with a value of $306,001,080 (cost $300,000,000)	300,000,000
Short-Term Corporate Note - 0.6%
50,000,000	Wells Fargo & Co., 2.82%, 5/9/05 (amortized cost $49,968,667)	49,968,667
Time Deposit - 1.5%
134,000,000	Rabobank Nederland N.V., ETD 2.94%, 5/2/05 (cost $134,000,000)	134,000,000
Total Investments (total cost $6,860,686,246) – 103.9%		9,276,345,640
Liabilities, net of Cash, Receivables and Other Assets – (3.9)%		(350,921,073)
Net Assets – 100%		$8,925,424,567

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$195,938,458	2.1%
Switzerland	468,477,051	5.0%
United Kingdom	255,317,465	2.8%
United States††	8,356,612,666	90.1%
Total	$9,276,345,640	100.0%

††Includes Short-Term Securities and Other Securities (80.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 39

Janus Venture Fund (unaudited) (closed to new investors)

Fund Snapshot

This growth fund focuses on small companies, where there's less Wall Street coverage and more opportunity for a research edge.

Will Bales

portfolio manager

Performance Overview

In early 2005, small-capitalization stocks stepped back from 2004's dizzying close. A correction frequently follows a rapid move like that experienced by small-caps in the final weeks of the year, so we were not entirely surprised by the sell-off. Against this backdrop, Janus Venture Fund returned 1.53% for the six months ended April 30, 2005, outpacing its benchmark, the Russell 2000® Growth Index, which declined 1.98%, and also outperforming the broader Russell 2000® Index, which lost 0.15%.

The Fund's gains over its benchmark are largely a result of strong stock selection within the real estate and the commercial services and supplies sectors, two groups to which we have more exposure than the index. Keeping our gains in check, however, was the weak short-term performance of a number of our stock-picks within the healthcare equipment and services group as well as the pharmaceutical and biotechnology industry.

Portfolio Composition

As of April 30, 2005, the Fund was 100% invested in equities, with foreign stocks accounting for 9.8% of net total assets. The Fund's 10 largest equity holdings represented 25.5% of its total net assets.

The Fund's Strongest Gainers Included Real Estate and Energy Companies

Sustaining a rally that started shortly after it went public in 2004, commercial real estate concern CB Richard Ellis Group added significantly to the Fund's gains during the period. A well-established company that handles everything from brokering real estate deals to building management, it has benefited from an improving economy. Interestingly, CB Richard Ellis went public during a particularly weak market, but we've certainly been rewarded for getting in early after we determined that it was a good company with a great management team.

Another top performer was Western Oil Sands of Canada. The company owns a 20% stake in the Athabasca Oil Sands Project, where crude oil is extracted from sands mined from a tar pit in northern Alberta. It's a costly process, but as long as oil prices remain above $30 a barrel, Western should be able to continue operating in a profitable fashion. Given the outlook for worldwide oil demand levels partly due to the industrialization of China and India, we believe we've seen the end of cheap oil and that Western Oil Sands will therefore continue to benefit from its ownership in the Oil Sands Project.

Detractors Included Healthcare and Software holdings

One of the Fund's detractors during the period was drug inventory control system developer Omnicell. Having designed a bedside cabinet that uses barcode technology to distribute drugs and supplies to patients and meets the latest government standards for record-keeping, the company has a promising future. Omnicell found itself forcing through sales in the closing weeks of recent quarters and absorbing margin-eroding costs in order to attempt to meet its previously stated targets. Management recently reset current expectations which should help it get back on track and help our position in this stock.

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Euronet Worldwide, Inc.	4.6%	4.0%
CB Richard Ellis Group, Inc.	3.6%	2.6%
TALX Corp.	2.9%	2.2%
Infocrossing, Inc.	2.4%	2.1%
Ultimate Software Group, Inc.	2.3%	1.8%
Centene Corp.	2.1%	2.0%
Lions Gate Entertainment Corp. (New York Shares)	2.1%	1.4%
CoStar Group, Inc.	1.9%	0.2%
Jarden Corp.	1.9%	1.4%
Western Oil Sands, Inc. - Class A	1.7%	1.2%

40 Janus Growth Funds April 30, 2005

(unaudited)

We're similarly monitoring Transact Technologies, which manufactures point-of-sale printers for retail businesses and ticket-in/ticket-out machines for slot machines. The stock suffered as a result of a dramatic slowdown in the gaming-related business due to casino consolidation. However, we expect volumes to pick back up after the consolidation wave subsides and purchasing budgets loosen up again, and therefore believe Transact Technologies should continue to be held by the Fund.

Investment Strategy and Outlook

After the market's sizeable two-year run-up in small-cap stocks, 2005 is turning out to be challenging. I think it's fair to assume flatter returns going forward, especially in light of the strong rally small caps enjoyed at the close of 2004. That said, I remain optimistic about the outlook for the Fund, given our focus on names in which we have high conviction and expect to perform over the long-term. Despite a volatile market environment, I believe that by investing in under-followed companies that feature strong fundamentals and have room to grow, we're maximizing the Fund's potential for positive long-term returns.

Thank you for your conintued investment in Janus Venture Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds April 30, 2005 41

Janus Venture Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Venture Fund	1.53%	4.55%	(5.78)%	9.48%	13.02%
Russell 2000® Growth Index	(1.98)%	(0.55)%	(5.83)%	4.95%	7.20%
Russell 2000® Index	(0.15)%	4.71%	4.08%	9.54%	10.26%
Lipper Ranking - based on total returns for Small-Cap Growth Funds	N/A	125/510	190/310	31/83	1/9

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – April 30, 1985

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,015.30	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings ("IPOs").

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Venture Fund changed its primary benchmark from the Russell 2000® Index to the Russell 2000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the fund's investment style. The Fund will retain the Russell 2000® Index as a secondary index.

42 Janus Growth Funds April 30, 2005

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 99.1%
Advertising Services - 1.3%
59,035	Getty Images, Inc.*	$4,223,954
672,095	Greenfield Online, Inc.*	12,111,152
		16,335,106
Apparel Manufacturers - 1.9%
448,270	Carter's, Inc.*, #	16,908,745
278,335	Quiksilver, Inc.*	7,668,129
		24,576,874
Applications Software - 2.4%
687,310	American Reprographics Co.*, #	9,656,705
1,310,000	Authentidate Holding Corp.*, §, £	5,318,600
214,260	NAVTEQ Corp.*	7,803,349
610,060	Quest Software, Inc.*	7,235,312
		30,013,966
Athletic Equipment - 0.2%
402,120	Orange 21, Inc.*, £	2,565,526
Athletic Footwear - 0.3%
120,415	K-Swiss, Inc. - Class A	3,612,450
Building - Mobile Home and Manufactured Homes - 0.5%
205,810	Winnebago Industries, Inc.#	5,997,303
Building - Residential and Commercial - 0.4%
190,580	WCI Communities, Inc.*, #	5,341,957
Building and Construction Products - Miscellaneous - 0.2%
102,380	ElkCorp	2,815,450
Casino Services - 1.7%
811,185	Mikohn Gaming Corp.*, #	11,453,932
391,525	Shuffle Master, Inc.*, #	9,862,515
		21,316,447
Cellular Telecommunications - 1.2%
547,660	Syniverse Holdings, Inc.*	6,626,686
1,199,485	UbiquiTel, Inc.*, #	8,672,277
		15,298,963
Chemicals - Specialty - 0.4%
163,914	Cabot Microelectronics Corp.*, #	4,719,084
Coal - 0.7%
376,670	Alpha Natural Resources, Inc.*	8,719,911
Commercial Banks - 1.1%
91,245	Community Bancorp*, #	2,191,705
301,085	Nara Bancorp, Inc.#	4,046,582
198,755	Placer Sierra Bancshares#	4,615,091
65,240	Preferred Bank, Los Angeles	2,462,158
		13,315,536
Commercial Services - 1.9%
610,295	CoStar Group, Inc.*, #	24,137,167
Commercial Services - Finance - 6.7%
1,960,613	Euronet Worldwide, Inc.*, £	57,955,721
519,595	iPayment Holdings, Inc.#	18,908,062
392,805	TNS, Inc.*, #	7,290,461
91,715	Wright Express Corp.*	1,531,641
		85,685,885
Communications Software - 0.9%
363,105	InPhonic, Inc.*, #	5,599,079
297,234	Inter-Tel, Inc.	5,659,335
		11,258,414

Shares or Principal Amount		Value
Computer Services - 2.2%
335,665	Anteon International Corp.#	$14,030,797
3,078,095	LivePerson, Inc.*, £	7,233,523
898,920	Tier Technologies, Inc. - Class B*, £	6,634,030
		27,898,350
Computer Software - 0.9%
820,945	Blackbaud, Inc.#	10,713,332
Computers - Peripheral Equipment - 0.5%
687,890	TransAct Technologies, Inc.*, £	5,991,522
Computers - Voice Recognition - 2.9%
1,510,234	TALX Corp.£	37,332,985
Consulting Services - 2.3%
478,300	Advisory Board Co.*	19,466,810
71,603	Corporate Executive Board Co.	4,706,465
88,755	Huron Consulting Group, Inc.*, #	1,867,405
133,045	LECG Corp.*, #	2,758,023
		28,798,703
Consumer Products - Miscellaneous - 1.9%
539,177	Jarden Corp.*, #	24,085,037
Data Processing and Management - 2.5%
1,890,458	Infocrossing, Inc.*, §, £	31,098,034
100,000	Infocrossing, Inc.*,#	1,645,000
		32,743,034
Decision Support Software - 0.7%
717,386	Wind River Systems, Inc.*	9,311,670
Direct Marketing - 0.5%
551,240	FTD Group, Inc.*	5,898,268
Distribution/Wholesale - 1.0%
577,695	Beacon Roofing Supply, Inc.*, #	12,824,829
Drug Delivery Systems - 1.1%
134,605	Conor Medsystems, Inc.*, #	1,815,821
867,370	I-Flow Corp.*, #	12,334,002
		14,149,823
E-Commerce/Products - 1.0%
1,089,105	1-800-FLOWERS.COM, Inc. - Class A*, #, £	7,297,003
849,430	Submarino S.A.*	5,848,171
		13,145,174
E-Commerce/Services - 0.7%
4,761,027	Workstream, Inc. (New York Shares)*, £	8,855,510
E-Marketing/Information - 0.2%
187,385	Fastclick, Inc.*, #	1,808,265
E-Services/Consulting - 0.5%
432,560	GSI Commerce, Inc.*, #	6,272,120
Educational Software - 0.2%
158,565	Blackboard, Inc.*, #	2,876,369
Enterprise Software/Services - 3.2%
183,440	Emageon, Inc.*, #	2,892,849
1,365,599	Omnicell, Inc.*, #, £	8,398,434
1,900,000	Ultimate Software Group, Inc.*, £	29,450,001
		40,741,284
Entertainment Software - 0.4%
634,110	Majesco Entertainment Co.*, #	5,643,579
Fiduciary Banks - 0.6%
178,030	Investors Financial Services Corp.#	7,468,359

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 43

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Finance - Commercial - 0.8%
501,675	CapitalSource, Inc.*, #	$10,535,175
Finance - Other Services - 1.3%
624,060	International Securities Exchange, Inc.*, #	16,425,259
Gambling-Non Hotel - 0.9%
290,496	Great Canadian Gaming Corp.*	12,009,138
Gold Mining - 0.3%
290,876	Centerra Gold, Inc.*	4,392,850
Hotels and Motels - 2.1%
174,740	Four Seasons Hotels, Inc.	11,090,748
569,445	Orient-Express Hotel, Ltd. - Class A#	14,959,320
		26,050,068
Human Resources - 0.8%
610,815	Labor Ready, Inc.*, #	10,194,502
Identification Systems and Devices - 0.6%
359,430	Cogent, Inc.*, #	8,087,175
Industrial Audio and Video Products - 1.4%
276,205	Dolby Laboratories, Inc. - Class A*	5,648,392
794,468	Sonic Solutions*, #	11,670,735
		17,319,127
Internet Applications Software - 0.3%
376,490	eResearch Technology, Inc.*, #	4,276,926
Internet Content-Entertainment - 0.7%
2,214,465	Harris Interactive, Inc.*, #	9,212,174
Internet Infrastructure Software - 1.4%
2,557,314	TIBCO Software, Inc.*	18,259,222
Investment Management and Advisory Services - 0.8%
444,630	Calamos Asset Management, Inc. - Class A	10,355,433
Leisure and Recreation Products - 1.2%
1,211,685	K2, Inc.#	15,412,633
Life and Health Insurance - 0.7%
718,420	American Equity Investment Life Holding Co.#	8,577,935
Machinery - Construction and Mining - 0.6%
188,410	Bucyrus International, Inc. - Class A#	7,336,685
Marine Services - 0.5%
1,748,955	Odyssey Marine Exploration, Inc.*, #	6,261,259
Medical - Drugs - 1.9%
1,372,100	Ligand Pharmaceuticals, Inc. - Class B*	7,244,688
255,704	Pharmion Corp.*	5,906,762
642,935	Prestige Brands Holdings, Inc.*	11,572,830
		24,724,280
Medical - HMO - 2.1%
973,779	Centene Corp.*, #	27,119,745
Medical - Hospitals - 1.4%
399,105	United Surgical Partners International, Inc.*, #	17,660,396
Medical - Outpatient and Home Medical Care - 0.2%
269,385	Hythiam, Inc.*, #	2,017,694
Medical Instruments - 0.8%
182,085	Foxhollow Technologies, Inc.*, #	5,642,815
70,010	Intuitive Surgical, Inc.*	3,006,229
111,945	Symmetry Medical, Inc.*	1,925,454
		10,574,498
Medical Labs and Testing Services - 1.2%
443,501	LabOne, Inc.#	15,558,015

Shares or Principal Amount		Value
Medical Products - 1.9%
939,425	PSS World Medical, Inc.*, #	$10,483,983
764,729	ThermoGenesis Corp.*, #	2,623,020
434,785	Wright Medical Group, Inc.*, #	10,795,712
		23,902,715
Motion Pictures and Services - 2.1%
2,710,040	Lions Gate Entertainment Corp. (New York Shares)*, #	26,178,986
Networking Products - 0.6%
467,481	Ixia*, #	7,484,371
Non-Hazardous Waste Disposal - 0.5%
1,857,255	Waste Services, Inc.*, #	6,426,102
Office Furnishings - Original - 0.7%
545,040	Knoll, Inc.#	8,856,900
Oil - Field Services - 0.6%
644,820	Key Energy Services, Inc.*	7,254,225
Oil Companies - Exploration and Production - 2.4%
179,270	Bill Barrett Corp.*, #	4,775,753
89,125	Quicksilver Resources, Inc.*, #	4,574,786
481,297	Western Oil Sands, Inc. - Class A*	21,331,469
		30,682,008
Pharmacy Services - 0.6%
446,875	HealthExtras, Inc.*, #	7,395,781
Real Estate Management/Services - 3.6%
1,309,415	CB Richard Ellis Group, Inc.*	45,502,172
Real Estate Operating/Development - 0.7%
309,535	MI Developments, Inc. - Class A (New York Shares)	9,125,092
Recreational Vehicles - 0.3%
58,285	Polaris Industries, Inc.#	3,354,885
REIT - Mortgages - 0.3%
840,070	ECC Capital Corp.	4,368,364
Research and Development - 0.3%
132,475	PRA International*, #	3,390,035
Retail - Apparel and Shoe - 1.3%
267,045	Bebe Stores, Inc.#	8,630,894
351,615	Hot Topic, Inc.*, #	7,028,784
		15,659,678
Retail - Computer Equipment - 0.6%
394,085	Insight Enterprises, Inc.*, #	7,132,939
Retail - Discount - 0.9%
816,135	Fred's, Inc.	11,784,989
Retail - Home Furnishings - 0.8%
1,609,737	Restoration Hardware, Inc.*, £	9,996,467
Retail - Petroleum Products - 0.8%
425,210	World Fuel Services Corp.	10,630,250
Retail - Toy Store - 0.9%
444,625	Build-A-Bear-Workshop, Inc.*, #	11,920,396
Savings/Loan/Thrifts - 0.9%
525,320	BankAtlantic Bancorp, Inc. - Class A	8,961,959
126,562	Fidelity Bankshares, Inc.#	2,918,520
		11,880,479
Schools - 0.5%
532,440	Educate, Inc.*, #	6,389,280

See Notes to Schedules of Investments and Financial Statements.

44 Janus Growth Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Semiconductor Equipment - 0.8%
101,615	FormFactor, Inc.*, #	$2,320,887
619,005	Rudolph Technologies, Inc.*, #	7,985,164
		10,306,051
Software Tools - 0.5%
365,670	Altiris, Inc.*, #	5,956,764
Telecommunication Equipment - 0.6%
2,128,965	Axesstel, Inc.*, £	7,579,115
Therapeutics - 2.4%
124,848	Connetics Corp.*, #	2,712,947
718,850	MGI Pharma, Inc.*, #	15,850,643
246,796	Neurocrine Biosciences, Inc.*	8,627,988
451,605	ViaCell, Inc.*	3,003,173
		30,194,751
Toys - 1.7%
1,078,010	Marvel Enterprises, Inc.*	21,128,996
Transactional Software - 1.1%
756,580	Open Solutions, Inc.*, #	14,148,046
Transportation - Air Freight - 0.7%
425,690	EGL, Inc.*	8,305,212
Transportation - Railroad - 0.9%
386,000	All America Latina Logistica	11,150,975
Transportation - Services - 1.1%
683,125	Pacer International, Inc.*, #	14,161,181
Web Hosting/Design - 0.9%
176,535	Equinix, Inc.*, #	6,175,194
43,037	Macromedia, Inc.*	1,704,696
6,212,240	Terremark Worldwide, Inc.*	3,727,344
		11,607,234
Total Common Stock (cost $1,011,127,157)		1,258,482,880

Shares or Principal Amount		Value
Preferred Stock - 0.5%
Computers - Peripheral Equipment - 0%
665,000	Candescent Technologies Corp. - Series Eß, •, ºº	$0
E-Commerce/Services - 0.5%
63	RCG Companies, Inc. convertibleºº	6,300,000
Total Preferred Stock (cost $9,957,500)		6,300,000
Warrants - 0.4%
Data Processing and Management - 0.4%
521,660	Infocrossing, Inc. - expires 5/10/07*, ß, ºº	4,481,059
E-Commerce/Services - 0%
4,581,818	RCG Companies, Inc.*, ºº	0
Total Warrants (cost $0)		4,481,059
Other Securities - 19.9%
252,702,876	State Street Navigator Securities Lending Prime Portfolio† (cost $252,702,876)	252,702,876
Repurchase Agreement - 0%
$400,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $400,100 collateralized by $800,514 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $408,003 (cost $400,000)	400,000
Total Investments (total cost $1,274,187,533) – 119.9%		1,522,366,815
Liabilities, net of Cash, Receivables and Other Assets – (19.9)%		(252,911,944)
Net Assets – 100%		$1,269,454,871

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$14,959,320	1.0%
Brazil	16,999,146	1.1%
Canada	92,983,793	6.1%
United States††	1,397,424,556	91.8%
Total	$1,522,366,815	100.0%

††Includes Short-Term Securities and Other Securities (75.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 45

Janus Global Life Sciences Fund (unaudited)

Fund Snapshot

This fund seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Thomas Malley

portfolio manager

Performance Overview

During the six months ended April 30, 2005, equity investors watched a bold post-election rally weaken amid rising interest rates and surging oil prices. Similarly, distinct sectors within the life sciences space alternately rose and fell in response to a series of developments, contributing to a 8.64% gain for Janus Global Life Sciences Fund. This compares to a 3.28% return posted by the S&P 500® Index, the Fund's primary benchmark, and an 11.22% gain posted by the Morgan Stanley Capital International World Health Care Index, the Fund's secondary benchmark.

A significantly larger investment than the S&P 500® Index in the strong-performing healthcare equipment and services sector helped the Fund pull ahead of the Index during the period. Also contributing to results was the Fund's lack of exposure to the technology hardware and equipment group, which was an area of weakness in both the market and the Index. Meanwhile, drug safety issues weighed dramatically on returns from the pharmaceutical sector. The Fund's stake in large drugmakers was significantly larger than that of the Index and therefore held back our relative results. Also detracting from the Fund's performance was its lack of exposure to energy stocks. This group had a strong showing during the period, therefore, the Fund missed out on gains from which the Index benefited.

Strategy in This Environment

Early in the period, life sciences investors were encouraged by the results of the presidential election, as they generally view George W. Bush as friendly toward healthcare companies. However, drug safety worries quickly cooled much of the post-election optimism. Economic uncertainties also prompted exits from riskier names and led to increased interest in conservative holdings within the services arena. Against this backdrop, I continued to base my investment decisions primarily on the fundamentals and prospects of companies across the life sciences spectrum. Regardless of macro conditions, I believe well-run companies developing innovative products, treatments and services have the potential to generate strong returns.

Portfolio Composition

As of April 30, 2005, the Fund was 97.5% invested in equities, including a 16.5% share in foreign stocks. Meanwhile, the Fund's 10 largest equity holdings accounted for 29.5% of its total net assets and cash holdings represented 2.5% of total net assets.

HMOs, Hospitals and Pharmacy Benefit Managers Helped the Fund's Returns

Many of the life science stocks that outperformed during the period were concentrated in the service space. The Fund's leaders included health insurer Aetna, which continued to report solid volumes, improved pricing and better-than-expected margins. Similar factors boosted health maintenance organization ("HMO") operator UnitedHealth Group, a consistently strong and steady performer, and Coventry Health Care. Coventry, which oversees a collection of HMOs, also benefited from Wall Street's growing comfort with its acquisition of First Health Group. The deal, which was announced in late 2004 and closed in January, stirred doubts that Coventry's management team could apply its turnaround skills to First Health, a fee-for-service administrator focused on business accounts. But the worries subsided relatively quickly and the stock recovered nicely.

Posting robust returns was the hospital group, where the trend on bad debts – fees for services that go unpaid due to a patient's lack of insurance and inability to otherwise pay – appears to be taking a turn for the better after an extended negative stretch. To

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Invitrogen Corp.	3.2%	2.2%
Caremark Rx, Inc.	3.2%	2.8%
Celgene Corp.	3.2%	2.1%
Fisher Scientific International, Inc.	3.2%	2.7%
Aetna, Inc.	3.0%	3.3%
UnitedHealth Group, Inc.	2.9%	3.2%
Gilead Sciences, Inc.	2.9%	3.0%
United Therapeutics Corp.	2.8%	–
Roche Holding A.G.	2.6%	3.4%
Novartis A.G.	2.5%	2.3%

46 Janus Growth Funds April 30, 2005

(unaudited)

capitalize on the improving fundamentals, we invested in LifePoint Hospitals, which is on the verge of closing on its purchase of another rural facilities operator Province Healthcare, and enjoyed an immediate return.

Elsewhere, the anticipation of a larger Medicare drug benefit, one of the President's healthcare priorities, bolstered pharmacy benefit manager (PBM) Caremark Rx. Along with the potential policy boost, we are pleased to see the company aggressively pursuing and winning new contracts to generate future growth.

Weak Performers Included Select Biotech and Pharmaceutical Companies

Topping our list of poor performers was Elan. The company's removal of the multiple sclerosis drug Tysabri from the market in February sparked significant safety concerns and effectively raised the risk premium across the biotechnology space. Like many investors, the Elan development caught us by surprise and weighed heavily on returns. Previously prescribed independently, Tysabri was quickly withdrawn after it allegedly contributed to the death of a patient in an experimental trial when used in combination with another drug, Avonex. As the incident clearly altered the company's prospects, we liquidated our stake.

Another holding that detracted from the Fund's results was Pharmion, a biotech outfit that focuses on cancer treatments. Pharmion's stock sagged when some analysts expressed caution over management's decision to increase research and development expenditures and pare back profit estimates. Potential competition for its Vidaza drug for myelodysplastic syndromes, a bone marrow disease that can cause cancer, also looms as an unknown. We therefore trimmed our position and are monitoring developments closely.

Ligand Pharmaceuticals also turned in disappointing results. The company announced ineffective Phase III trial results for its Targretin lung cancer treatment and revealed that it is being audited for accounting issues. Despite the setbacks, we believe the company is worth more than its current valuation, so we maintained our stake.

Chief among the languishing blue chip drugmakers was Pfizer, which struggled in the face of data allegedly tying its pain reliever Celebrex to an increased risk of heart disease. Although the issue looks somewhat similar to the series of events that prompted Merck & Co. to pull its Vioxx treatment from the market, Pfizer has, to date, only decided to modify its marketing and labeling of Celebrex. Prescription levels fell rapidly, however, which will cut into revenues. Meanwhile, ongoing litigation is challenging Pfizer's patent on its $9 billion cholesterol drug Lipitor. Considering the unknowns behind both situations, we liquidated our position.

Investment Strategy and Outlook

Ultimately, we believe that success in the life sciences space hinges on the ability to remain nimble while anticipating upcoming market turns. We strive to maintain a 12-month investment horizon, but sometimes even that fails to catch short-term swings – as evidenced by recent developments in the pharmaceutical and the biotech portions of the Fund.

Looking ahead, if interest rates continue climbing, the balance of 2005 will likely prove rough. Potentially compounding issues, Medicare will likely start to experience a squeeze from the large federal deficit and the increasing popularity of consumer-directed health plans could start to alter the health insurance landscape.

Regardless of the broader developments, we remain zeroed in on company-level developments and fundamental analysis while making our investment decisions.

Thank you for your investment in Janus Global Life Sciences Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Growth Funds April 30, 2005 47

Janus Global Life Sciences Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Global Life Sciences Fund	8.64%	0.06%	0.30%	9.23%
S&P 500® Index	3.28%	6.34%	(2.94)%	0.54%
Morgan Stanley Capital International World Health Care Index	11.22%	6.89%	2.31%	0.91%
Lipper Ranking - based on total returns for Health/Biotechnology Funds	N/A	96/181	64/77	16/49

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – December 31, 1998

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,086.40	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81

*Expenses are equal to the annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund emphasizes investments in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Global Life Sciences Fund added Morgan Stanley Capital International World Health Care Index as a secondary index. The Morgan Stanley Capital International World Health Care Index is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

48 Janus Growth Funds April 30, 2005

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 97.5%
Diagnostic Equipment - 1.0%
535,878	Cytyc Corp.*	$11,419,560
Dialysis Centers - 1.2%
361,570	Renal Care Group, Inc.*	13,793,896
Drug Delivery Systems - 1.4%
784,737	Andrx Corp.*,#	15,624,114
Food - Dairy Products - 1.5%
483,530	Dean Foods Co.*	16,614,091
Hospital Beds and Equipment - 2.2%
396,645	Kinetic Concepts, Inc.*	24,373,835
Instruments - Scientific - 3.2%
596,065	Fisher Scientific International, Inc.*	35,394,340
Medical - Biomedical and Genetic - 12.7%
6,230	Alexion Pharmaceuticals, Inc.*	129,210
939,615	Celgene Corp.*	35,620,805
1,070,066	Fibrogen, Inc.*,ºº,§	4,868,800
346,865	Genentech, Inc.*	24,606,603
473,555	Genzyme Corp.*	27,755,059
497,175	Invitrogen Corp.*,#	36,428,012
899,477	Nektar Therapeutics*,#	12,826,542
		142,235,031
Medical - Drugs - 25.0%
379,400	Abbott Laboratories	18,651,304
24,996	Aspreva Pharmaceuticals Corp. (New York Shares)*,#	362,942
117,250	AstraZeneca Group PLC (ADR)**	5,153,138
1,255,755	Cubist Pharmaceuticals, Inc.*,#	11,364,583
403,140	Eli Lilly and Co.	23,571,595
994,615	K-V Pharmaceutical Co. - Class A*,#	23,273,990
1,415,280	Ligand Pharmaceuticals, Inc. - Class B*	7,472,678
251,312	Merck KGaA**	19,176,909
580,884	Novartis A.G.**	28,266,588
352,360	Pharmion Corp.*,#	8,139,516
236,577	Roche Holding A.G.**,#	28,619,791
223,978	Sanofi-Aventis**	19,831,055
260,435	Sanofi-Aventis (ADR)**	11,555,501
619,825	Schering-Plough Corp.	12,935,748
16,728	Serono S.A. - Class B**	10,663,437
635,660	Shire Pharmaceuticals Group PLC (ADR)**,#	19,756,313
621,265	Valeant Pharmaceuticals International#	12,891,249
391,020	Wyeth	17,572,439
		279,258,776
Medical - Generic Drugs - 5.3%
375,325	Barr Pharmaceuticals, Inc.*	19,464,355
720,227	IVAX Corp.*	13,612,290
858,870	Teva Pharmaceutical Industries, Ltd. (ADR)	26,831,099
		59,907,744
Medical - HMO - 11.4%
459,380	Aetna, Inc.	33,704,711
380,755	Centene Corp.*	10,604,027
354,725	Conventry Health Care, Inc.*	24,273,832
442,315	PacifiCare Health Systems, Inc.*,#	26,432,744
348,930	UnitedHealth Group, Inc.	32,977,374
		127,992,688

Shares or Principal Amount		Value
Medical - Hospitals - 3.7%
624,940	LifePoint Hospitals, Inc.*,#	$27,778,583
301,280	United Surgical Partners International, Inc.*,#	13,331,640
		41,110,223
Medical - Nursing Homes - 1.1%
360,725	Manor Care, Inc.	12,030,179
Medical - Wholesale Drug Distributors - 1.0%
204,595	Cardinal Health, Inc.	11,369,344
Medical Instruments - 2.6%
214,255	Medtronic, Inc.	11,291,239
461,715	St. Jude Medical, Inc.*	18,020,736
		29,311,975
Medical Products - 6.0%
304,035	Baxter International, Inc.	11,279,699
362,710	Johnson & Johnson	24,892,786
939,520	PSS World Medical, Inc.*	10,485,043
84,272	Synthes, Inc.	9,556,204
138,690	Zimmer Holdings, Inc.*	11,292,140
		67,505,872
Optical Supplies - 1.2%
144,295	Alcon, Inc. (New York Shares)**	13,996,615
Pharmacy Services - 3.2%
889,710	Caremark Rx, Inc.*	35,632,886
Therapeutics – 13.8%
604,435	Amylin Pharmaceuticals, Inc.*,#	10,275,395
695,075	Cypress Bioscience, Inc.*,#	7,159,273
765,026	DOV Pharmaceutical, Inc.*,#	11,919,105
862,640	Gilead Sciences, Inc.*	32,003,943
1,104,305	MGI Pharma, Inc.*,#	24,349,925
1,027,705	Nabi Biopharmaceuticals*	11,201,985
303,515	Neurocrine Biosciences, Inc.*	10,610,884
471,580	Onyx Pharmaceuticals, Inc.*,#	14,567,106
661,813	United Therapeutics Corp.*,#	31,760,406
		153,848,022
Total Common Stock (cost $868,861,481)		1,091,419,191
Other Securities - 11.5%
129,120,021	State Street Navigator Securities Lending Prime Portfolio† (cost $129,120,021)	129,120,021
Repurchase Agreement - 1.0%
$11,100,000	Cantor Fitzgerald & Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $11,102,766 collateralized by $22,214,252 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $11,322,071 (cost $11,100,000)	11,100,000
Total Investments (total cost $1,009,081,502) – 110.0%		1,231,639,212
Liabilities, net of Cash, Receivables and Other Assets – (10.0)%		(112,339,001)
Net Assets – 100%		$1,119,300,211

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 49

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$362,942	0.0%
France	31,386,556	2.6%
Germany	19,176,909	1.6%
Israel	26,831,099	2.2%
Switzerland	81,546,431	6.6%
United Kingdom	24,909,451	2.0%
United States††	1,047,425,824	85.0%
Total	$1,231,639,212	100.0%

†† Includes Short-Term Securities and Other Securities (73.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 5/20/05	4,200,000	$8,001,215	$(45,863)
British Pound 8/19/05	2,400,000	4,555,098	(47,898)
Euro 7/15/05	19,000,000	24,504,543	27,885
Swiss Franc 7/15/05	35,200,000	29,603,345	(218,010)
Swiss Franc 8/19/05	13,100,000	11,045,842	(92,664)
Total		$77,710,043	$(376,550)

See Notes to Schedules of Investments and Financial Statements.

50 Janus Growth Funds April 30, 2005

Janus Global Technology Fund (unaudited)

Fund Snapshot

This fund pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Mike Lu

portfolio manager

Performance Overview

For the six months ended April 30, 2005, Janus Global Technology Fund declined 0.82%. This compares to a 3.28% return posted by the S&P 500® Index, the Fund's benchmark, and a 3.31% loss by the Morgan Stanley Capital International World ("MSCI") Information Technology IndexSM.

The Fund outperformed the MSCI World Information Technology IndexSM due to individual stock selection. However, the divergence in performance between the Fund and the S&P 500® Index can be explained by the Fund's significant exposure to technology-related stocks compared to the more broad-based Index. In particular, the Fund's three largest areas of investment during the six months were technology hardware and equipment, semiconductors and semiconductor equipment, and software and services. While our investments in tech hardware and equipment boosted our relative performance, our positions in semiconductor- and software-related stocks caused us to lag the S&P 500® Index.

Investment Strategy in This Environment

As 2005 kicked off, there were few compelling, broad-based technology deployment trends. In such an uncertain environment, our end-demand driven, bottom-up analysis of individual stocks takes on greater importance as it enabled us to spot less obvious, but significant, secular drivers. The intense focus on end-demand also afforded us greater conviction levels in our holdings as well as our approach to valuation.

As a result, we trimmed a number of stocks where we felt valuations fairly reflected near-term fundamentals and market expectations. For example, we trimmed our exposure to e-commerce leaders Amazon.com and eBay as they breached our interim price targets. As has happened many times in emerging technologies, investor sentiment swung from extreme pessimism to extreme optimism and back again based on prevailing short-term perceptions, sending stock prices on a volatile ride. We were fortunate to have abided by our valuation discipline and trimmed our holdings significantly in both names prior to sharp declines late in the period.

Portfolio Composition

As of April 30, 2005, the Fund was 98.9% invested in equities, including a 45.2% share in foreign stocks. Meanwhile, the Fund's 10 largest equity holdings accounted for 34.8% of its total net assets and cash holdings represented 0.3% of total net assets. Foreign equities have been a significant part of the Fund since its inception – as we're firm believers that technology innovations and quality management teams are no longer confined by geographic borders.

E-Commerce and Telecommunications Holdings Held Back the Fund's Results

Setbacks during the period included online auctioneer eBay. Along with other e-commerce stocks, eBay's share price has dropped significantly due to a reduced earnings outlook. Its near-term profitability was hurt by the decision to increase research and development spending. By ratcheting up such expenditures, eBay is attempting to secure longer-term competitive advantages while sacrificing near-term profit growth. Given the firm's past record of strong software and business process innovations, we believe that such spending will help enhance eBay's long-term positioning in the still-developing e-commerce space. While we trimmed a large part of our position in eBay earlier in the period based on valuation discipline, we decided to maintain our remaining position in light of eBay's reduced valuation and its potential to further extend its long-term franchise.

Another e-commerce name that was hit hard by the ebb and flow of investor sentiment is Yahoo! We remain committed to the stock because we believe the online advertising market is still in the early stages of development. Currently, Internet advertising accounts for a very small portion of advertising expenditures in the United States, while feedback from leading advertisers indicate that they have awakened to the power of the medium. We believe that Yahoo! is particularly well-positioned to capitalize on that growth given its dominant mindshare and breadth of available online advertising venues. In addition, ad rates for Internet advertisers remain well below those paid to traditional print and broadcast media in spite of the fact that online advertising, if executed correctly, can be far more targeted and has better reach than traditional forms of advertising.

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Nokia Oyj (ADR)	4.5%	3.8%
Hon Hai Precision Industry Company, Ltd.	4.2%	2.8%
Texas Instruments, Inc.	4.1%	3.5%
Yahoo!, Inc.	4.1%	3.6%
Electronic Arts, Inc.	3.6%	3.7%
Dell, Inc.	3.1%	2.7%
Samsung Electronics Company, Ltd.	3.1%	2.4%
Corning, Inc.	3.1%	2.0%
Cisco Systems, Inc.	2.5%	2.1%
EMC Corp.	2.5%	1.5%

Janus Growth Funds April 30, 2005 51

Janus Global Technology Fund (unaudited)

Elsewhere, telecommunications vendor Alcatel turned in weak results during this period. The confluence of digital subscriber line ("DSL") adoption slowdown and intensifying global competition caused market sentiment to turn negative on Alcatel. Alcatel's DSL weakness can largely be attributed to the restructuring of the telecom industry in China. As China's wireline operators undergo asset swaps and ownership changes, various capital projects – among them new investments in broadband access – are being deferred to a later period. Consequently, we believe DSL deployment slowdown should be a temporary phenomenon with growth resuming in future quarters. While we remain positive on the strength of Alcatel's intellectual property positions, particularly in the broadband infrastructure and access environments, we are keeping a watchful eye over increased global competition and the potential impact on Alcatel's level of sustainable margins.

Solid Contributors Included Electronic Manufacturer and Video Game Stocks

Hon Hai Precision, one of the biggest players in the EMS (electronic manufacturing services) space, was a key contributor to results. While the rest of the EMS industry struggles to achieve consistent top-line and earnings growth, Hon Hai has furthered its streak of record revenues and earnings. Through a combination of extreme cost control, strong customer relationships, high-quality standards, and emerging design expertise, Hon Hai has continued to gain market share at key PC, consumer electronics, enterprise hardware accounts. Among its marquee production ramps during the period include: Apple iPod Shuffle, Apple MacMini, Dell/EMC storage arrays, and Cisco VoIP solutions. Customer feedback continues to be very positive, particularly on its low-cost manufacturing and logistics capabilities. With its history of strong execution and budding design expertise, we believe Hon Hai is poised to move further up the value chain. We look forward to continued market-leading growth in revenue and profit.

Another standout during the period was video game producer Electronic Arts ("EA"). EA continues to widen its lead in the sports category, a segment of the market that is particularly attractive since the average buyer of sports-related titles tends to be somewhat older and financially better-off than the typical gamer. In addition, sports titles tend to be updated every year – thus generating annually recurring revenue streams for the software publisher. A deal granting the company sole rights to use the NFL team logos as well as the names of NFL players in game console, provided a psychological boost to the stock during the early months of this period. However, the stock dropped sharply in mid-March after the company lowered earnings expectations due to lower-than-anticipated sales of older, non-franchise titles. Fortunately for us, we had trimmed part of our EA holdings prior to the drop due to near-term valuations and the stock still ended up being a top performer for us during the period. After much examination, we concluded that EA's powerful distribution franchise isn't damaged, and that its ability to produce creative titles to address next-generation hardware platforms (Sony's PSP, Microsoft's Xbox360, and Sony's PS3) remains intact. Thus, we are holding onto our remaining position in Electronic Arts.

Samsung Electronics once again ranked as a top performer as the company benefited from a stabilization of margins at its handset division, an improvement in its display unit and higher volumes at its NAND flash memory business. NAND is a specialized type of nonvolatile memory used in a wide range of applications such as MP3 players, cellular handsets, digital cameras and other portable consumer electronic devices. Samsung and fellow fund holding Toshiba – its closest rival in the NAND space – form a virtual oligopoly in the NAND market. As such, we believe both companies stand to benefit as end-use demand for these types of devices continues to grow at a rapid pace.

Investment Strategy and Outlook

Over the past two decades, the technology sector witnessed the excitement generated by broad-based adoption of such mega-trends as client-server technologies, local- and wide-area networking, cellular technologies, and Internet enablement. While there are no such revolutionary trends driving the industry – and investor imagination – today, there continues to be robust demand on creative ways to mine existing infrastructure and investments to address pressing business needs. Our end-demand-driven research continues to unearth healthy technology demand from corporate IT departments, governments, network operators and small/medium enterprises – particularly in their quest for more ways to cut costs, generate greater revenues, and to create new lines of business. We have positioned the Fund to potentially capitalize on these emerging secular trends as we seek to produce long-term gains for you, our investors.

Thank you for your continued investment.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

52 Janus Growth Funds April 30, 2005

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Global Technology Fund	(0.82)%	(4.37)%	(21.32)%	(0.27)%
S&P 500® Index	3.28%	6.34%	(2.94)%	0.54%
Morgan Stanley Capital International World Information Technology IndexSM	(3.31)%	(3.21)%	(19.45)%	(5.79)%
Lipper Ranking - based on total returns for Science and Technology Funds	N/A	172/292	81/149	18/83

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – December 31, 1998

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$991.80	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56

*Expenses are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Global Technology Fund added Morgan Stanley Capital International World Information Technology IndexSM as the secondary benchmark. The Morgan Stanley Capital International World Information Technology IndexSM is a capitalization weighted index that monitors the performance of information technology stocks from developed market contries in North America, Europe and Asia/Pacific Region.

Janus Growth Funds April 30, 2005 53

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 98.4%
Applications Software - 3.2%
334,440	Citrix Systems, Inc.*,#	$7,524,900
204,931	Infosys Technologies, Ltd.	8,935,817
626,110	Microsoft Corp.	15,840,583
		32,301,300
Audio and Video Products - 2.3%
26,450	Harman International Industries, Inc.	2,078,441
188,100	Sony Corp.**	6,940,582
581,537	Thomson**, #	14,344,323
		23,363,346
Automotive - Cars and Light Trucks - 0.4%
433,683	Nissan Motor Company, Ltd.**	4,284,504
Automotive - Truck Parts and Equipment - Original - 1.1%
252,645	Autoliv, Inc. (SDR)#	11,253,307
Cable Television - 0.8%
288,010	EchoStar Communications Corp. - Class A*	8,337,890
Commercial Services - Finance - 0.9%
298,320	Paychex, Inc.	9,128,592
Computer Aided Design - 1.4%
292,493	Dassault Systemes S.A.**, #	13,732,323
Computer Services - 2.8%
318,272	Atos Origin S.A.**, #	19,149,886
2,877,706	LogicaCMG PLC**	9,027,119
		28,177,005
Computers - 5.3%
895,510	Dell, Inc.*	31,190,614
204,080	IBM Corp.	15,587,630
100,580	Research In Motion, Ltd. (New York Shares)*	6,478,358
		53,256,602
Computers - Memory Devices - 2.5%
1,883,905	EMC Corp.	24,716,834
Computers - Peripheral Equipment - 1.9%
335,717	Logitech International S.A.	19,302,864
Consulting Services - 0.2%
84,565	Accenture, Ltd. - Class A (New York Shares)*	1,835,061
Decision Support Software - 0.2%
50,485	Cognos, Inc. (New York Shares)*	1,910,352
Distribution/Wholesale - 0.1%
20,360	CDW Corp.#	1,113,488
Diversified Operations - 0.3%
290,000	Hutchison Whampoa, Ltd.	2,600,939
E-Commerce/Products - 1.5%
466,508	Amazon.com, Inc.*,#	15,096,199
E-Commerce/Services - 1.0%
301,525	eBay, Inc.*	9,567,388
Electric Products - Miscellaneous - 5.4%
235,940	LG Electronics, Inc.**	15,853,945
67,210	Samsung Electronics Company, Ltd.**	30,838,778
1,641,000	Toshiba Corp.**	6,729,929
		53,422,652
Electronic Components - Miscellaneous - 5.9%
8,710,419	Hon Hai Precision Industry Company, Ltd.	41,635,732
708,580	Koninklijke (Royal) Philips Electronics N.V.**	17,672,597
		59,308,329

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 12.6%
700,255	Advanced Micro Devices, Inc.*,#	$9,964,629
9,656,733	ARM Holdings PLC**	17,758,154
802,085	ATI Technologies, Inc. (New York Shares)*,#	11,870,858
447,745	Broadcom Corp. - Class A*	13,392,053
95,195	Intel Corp.	2,238,986
226,635	International Rectifier Corp.*,#	9,641,053
151,920	Microchip Technology, Inc.	4,326,682
1,655,765	Texas Instruments, Inc.	41,327,893
106,975	Volterra Semiconductor Corp.*,#	1,141,423
509,840	Xilinx, Inc.	13,735,090
		125,396,821
Electronic Forms - 0.4%
65,840	Adobe Systems, Inc.	3,915,505
Electronic Measuring Instruments - 1.3%
139,600	Advantest Corp.**	9,852,467
14,100	Keyence Corp.**	3,122,941
		12,975,408
Enterprise Software/Services - 3.2%
98,960	Computer Associates International, Inc.	2,662,024
330,680	Micromuse, Inc.*	1,709,616
1,420,040	Oracle Corp.*	16,415,662
68,179	SAP A.G.**	10,695,274
		31,482,576
Entertainment Software - 3.9%
205,730	Activision, Inc.*	2,974,856
669,305	Electronic Arts, Inc.*	35,734,194
		38,709,050
Internet Connectivity Services - 0.9%
275,190	NDS Group PLC (ADR)*, **, #	8,605,191
Internet Infrastructure Software - 0.6%
232,245	Openwave Systems, Inc.*,#	3,109,760
421,135	TIBCO Software, Inc.*	3,006,904
		6,116,664
Internet Security - 3.0%
609,545	Check Point Software Technologies, Ltd. (New York Shares)*	12,769,968
195,210	McAfee, Inc.*	4,081,841
418,845	Symantec Corp.*,#	7,865,909
61,500	Trend Micro, Inc.**	2,261,215
102,120	VeriSign, Inc.*	2,702,095
		29,681,028
Medical Instruments - 1.1%
207,045	Medtronic, Inc.	10,911,272
Miscellaneous Manufacturing - 0.4%
160,379	Applied Films Corp.*,#	3,834,662
Networking Products - 2.5%
1,468,384	Cisco Systems, Inc.*	25,373,676
Retail - Consumer Electronics - 0.4%
54,515	Best Buy Company, Inc.	2,744,285
504,671	Carphone Warehouse PLC**	1,432,540
		4,176,825

See Notes to Schedules of Investments and Financial Statements.

54 Janus Growth Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Semiconductor Components/Integrated Circuits - 6.4%
324,641	CSR PLC*, **	$1,878,309
731,325	Marvell Technology Group, Ltd.*	24,484,760
509,760	Maxim Integrated Products, Inc.	19,065,024
51,184	PowerDsine, Ltd. (New York Shares)*, #	406,913
10,545,406	Taiwan Semiconductor Manufacturing Company, Ltd.	17,611,007
		63,446,013
Semiconductor Equipment - 2.8%
648,685	Applied Materials, Inc.	9,645,946
50,960	ASM Lithography Holding N.V. (New York Shares)*, **	738,410
360,545	KLA-Tencor Corp.	14,068,466
296,090	Teradyne, Inc.*	3,262,912
		27,715,734
Telecommunication Equipment - 3.4%
1,227,730	Alcatel S.A. (ADR)*, **, #	13,210,374
4,260,000	Foxconn International Holdings*	2,564,535
460,290	Harris Corp.	12,980,178
551,000	UTStarcom, Inc.*, #	5,240,010
		33,995,097
Telecommunication Equipment - Fiber Optics - 3.1%
2,228,250	Corning, Inc.*	30,638,438
Telecommunication Services - 1.1%
353,565	Amdocs, Ltd. (New York Shares)*, **	9,443,721
333,002	Bharti Tele-Ventures, Ltd.*	1,584,508
		11,028,229
Television - 1.6%
1,562,734	British Sky Broadcasting Group PLC**	16,173,261
Web Hosting/Design - 0.4%
109,435	Macromedia, Inc.*	4,334,720
Web Portals/Internet Service Providers - 4.8%
5,515	Netease.com, Inc. (ADR)*, #	272,386
1,546	Yahoo Japan Corp.**	3,468,904
1,546	Yahoo Japan Corp.*, **	3,465,376
1,183,668	Yahoo!, Inc.*	40,848,382
		48,055,048
Wireless Equipment - 7.3%
1,085,115	Motorola, Inc.	16,645,664
2,842,065	Nokia Oyj (ADR)**	45,416,199
350,240	Telefonaktiebolaget LM Ericsson (ADR)#	10,314,568
		72,376,431
Total Common Stock (cost $749,790,157)		981,650,624
Corporate Bonds - 0.8%
Applications Software - 0.4%
$3,640,000	Mercury Interactive Corp., 4.75% convertible notes, due 7/1/07§ (144A)	3,562,650
Computers - Peripheral Equipment - 0%
31,700,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)‡,§,¥,ºº	0
Electronic Components - Semiconductors - 0.4%
4,385,000	International Rectifier Corp., 4.25% convertible subordinated notes, due 7/15/07	4,313,744
Total Corporate Bonds (cost $33,644,680)		7,876,394

Shares or Principal Amount		Value
Preferred Stock - 0.5%
Wireless Equipment - 0.5%
102,750	Crown Castle International Corp., convertible, 6.25% (cost $5,137,500)	$4,944,844
Other Securities - 8.0%
80,079,139	State Street Navigator Securities Lending Prime Portfolio† (cost $80,079,139)	80,079,139
Repurchase Agreement - 0.4%
$4,200,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $4,201,047 collateralized by $8,405,393 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $4,284,027 (cost $4,200,000)	4,200,000
Total Investments (total cost $872,851,476) – 108.1%		1,078,751,001
Liabilities, net of Cash, Receivables and Other Assets – (8.1)%		(80,816,059)
Net Assets – 100%		$997,934,942

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$26,319,821	2.4%
Canada	20,259,568	1.9%
Cayman Islands	272,386	0.0%
China	2,564,535	0.3%
Finland	45,416,199	4.2%
France	60,436,906	5.6%
Germany	10,695,274	1.0%
Hong Kong	2,600,939	0.2%
India	10,520,325	1.0%
Israel	13,176,881	1.2%
Japan	40,125,918	3.7%
Netherlands	18,411,007	1.7%
South Korea	46,692,723	4.3%
Sweden	10,314,568	1.0%
Switzerland	19,302,864	1.8%
Taiwan	59,246,739	5.5%
United Kingdom	64,318,295	6.0%
United States††	628,076,053	58.2%
Total	$1,078,751,001	100.0%

††Includes Short-Term Securities and Other Securities (50.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2005 55

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 5/20/05	3,300,000	$6,286,669	$(224,233)
British Pound 8/19/05	4,600,000	8,730,605	(91,805)
Euro 7/15/05	28,000,000	36,111,957	66,842
Japanese Yen 7/15/05	40,000,000	384,194	(9,065)
Japanese Yen 8/19/05	960,000,000	9,253,899	(232,784)
South Korean Won 5/27/05	2,800,000,000	2,807,900	(23,215)
South Korean Won 11/14/05	5,300,000,000	5,318,551	(39,666)
South Korean Won 11/30/05	3,850,000,000	3,864,089	(27,517)
Total		$72,757,864	$(581,443)

See Notes to Schedules of Investments and Financial Statements.

56 Janus Growth Funds April 30, 2005

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Janus Growth Funds April 30, 2005 57

Statements of Assets and Liabilities

As of April 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Fund	Janus Enterprise Fund	Janus Mercury Fund	Janus Olympus Fund	Janus Orion Fund
Assets:
Investments, at cost(1)	$9,563,320	$1,312,060	$3,827,098	$1,977,856	$565,455
Investments, at value(1)	$11,852,389	$1,725,868	$4,739,076	$2,296,240	$656,821
Cash	5,413	1,533	1,077	1,029	2,064
Cash denominated in foreign currencies(2)	966	52	556	–	–
Receivables:
Investments sold	124,401	11,469	–	56,230	11,204
Fund shares sold	3,234	659	1,418	324	218
Dividends	14,675	702	2,957	672	280
Interest	650	18	102	29	16
Due from adviser	–	–	–	–	–
Other assets	148	16	38	21	5
Forward currency contracts	590	–	197	25	–
Total Assets	12,002,466	1,740,317	4,745,421	2,354,570	670,608
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	265,987	122,312	359,446	211,253	122,012
Investments purchased	73,673	10,483	30,194	18,256	5,340
Fund shares repurchased	13,514	2,259	7,630	1,581	384
Advisory fees	6,299	876	2,208	1,143	290
Transfer agent fees and expenses	2,453	471	1,216	626	160
Foreign tax liability	–	–	–	–	113
Accrued expenses	1,748	625	1,001	508	161
Forward currency contracts	3,006	–	1,426	655	–
Total Liabilities	366,680	137,026	403,121	234,022	128,460
Net Assets	$11,635,786	$1,603,291	$4,342,300	$2,120,548	$542,148
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$17,026,374	$5,635,734	$9,816,032	$3,653,965	$1,040,542
Undistributed net investment income/(loss)*	6,441	(2,211)	9,481	4,018	1,511
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(7,683,682)	(4,444,039)	(6,393,968)	(1,855,187)	(591,160)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,286,653	413,807	910,755	317,752	91,255	(3)
Total Net Assets	$11,635,786	$1,603,291	$4,342,300	$2,120,548	$542,148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	505,119	45,913	215,662	78,650	80,253
Net Asset Value Per Share	$23.04	$34.92	$20.13	$26.96	$6.76

As of April 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Triton Fund		Janus Twenty Fund	Janus Venture Fund	Janus Global Life Sciences Fund	Janus Global Technology Fund
Assets:
Investments, at cost(1)	$21,183		$6,860,686	$1,274,188	$1,009,082	$872,852
Investments, at value(1)	$20,511		$9,276,346	$1,522,367	$1,231,639	$1,078,751
Cash	183		1,584	1,526	1,596	1,614
Cash denominated in foreign currencies(2)	–		–	–	137	119
Receivables:
Investments sold	–		–	3,214	37,678	7,460
Fund shares sold	226		2,433	87	64	181
Dividends	3		4,134	125	393	1,568
Interest	1		128	58	18	234
Due from adviser	52		–	–	–	–
Other assets	–		106	35	6	14
Forward currency contracts	–		–	–	28	67
Total Assets	20,976		9,284,731	1,527,412	1,271,559	1,090,008
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–		301,450	252,703	129,120	80,079
Investments purchased	394		41,520	3,407	20,701	8,843
Fund shares repurchased	55		9,173	651	892	940
Advisory fees	10		4,731	692	592	542
Transfer agent fees and expenses	13		1,600	283	321	494
Foreign tax liability	5		–	64	–	–
Accrued expenses	32		832	157	229	527
Forward currency contracts	–		–	–	404	648
Total Liabilities	509		359,306	257,957	152,259	92,073
Net Assets	$20,467		$8,925,425	$1,269,455	$1,119,300	$997,935
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$21,335		$10,490,197	$1,084,545	$1,886,287	$3,623,959
Undistributed net investment income/(loss)*	13		5,858	(4,211)	(2,627)	2,116
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(204)		(3,986,264)	(58,994)	(986,495)	(2,833,470)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	(677	)(3)	2,415,634	248,115 (3)	222,135	205,330
Total Net Assets	$20,467		$8,925,425	$1,269,455	$1,119,300	$997,935
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,131		216,588	24,244	64,057	103,768
Net Asset Value Per Share	$9.60		$41.21	$52.36	$17.47	$9.62

*  See Note 4 in Notes to Financial Statements

(1)  Investments at cost and value include $260,069,547, $119,261,476, $345,099,950, $205,399,229, $118,419,730, $295,105,321, $245,569,437, $125,564,467 and $77,303,579 of securities loaned for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively (Note 1).

(2)  Includes cost of $967,973, $52,481, $556,311, $137,421, and $119,460 for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

(3)  Net of foreign taxes on investments of $113,449, $4,599 and $63,762 for Janus Orion Fund, Janus Triton Fund and Janus Venture Fund, respectively.

See Notes to Financial Statements.

58 Janus Growth Funds April 30, 2005

Janus Growth Funds April 30, 2005 59

Statements of Operations

For the six-month period ended April 30, 2005 (unaudited) (all numbers in thousands)	Janus Fund	Janus Enterprise Fund	Janus Mercury Fund	Janus Olympus Fund	Janus Orion Fund
Investment Income:
Interest	$2,320	$271	$344	$522	$159
Securities lending income	584	62	184	110	50
Dividends	58,433	6,162	37,244	14,913	4,513
Dividends from affiliate	3,529	–	–	–	–
Foreign tax withheld	(1,660)	(50)	(866)	(242)	(384)
Total Investment Income	63,206	6,445	36,906	15,303	4,338
Expenses:
Advisory fees	40,940	5,550	14,111	7,373	1,760
Transfer agent fees and expenses	13,916	2,350	5,709	3,112	784
Registration fees	9	31	15	7	16
Postage and mailing expenses	708	292	462	305	73
Custodian fees	99	15	52	28	26
Printing Expenses	854	368	551	401	130
Professional fees	25	20	13	14	12
Non-interested Trustees' fees and expenses	122	17	61	29	11
Other expenses	275	43	84	54	28
Non-recurring costs (Note 2)	–	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–	–
Total Expenses	56,948	8,686	21,058	11,323	2,840
Expense and Fee Offset	(180)	(30)	(61)	(34)	(13)
Net Expenses	56,768	8,656	20,997	11,289	2,827
Less: Excess Expense Reimbursement	–	–	–	–	–
Net Expenses after Expense Reimbursement	56,768	8,656	20,997	11,289	2,827
Net Investment Income/(Loss)	6,438	(2,211)	15,909	4,014	1,511
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,464,538	99,432	204,953	136,152	24,847
Net realized gain/(loss) from foreign currency transactions	(10,481)	2	(10,691)	(80)	(99)
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(1,187,372)	(32,112)	(35,969)	(72,175)	15,655 (2)
Payment from affiliate (Note 2)	1	–	–	1	–
Net Realized and Unrealized Gain/(Loss) on Investments	266,686	67,322	158,293	63,898	40,403
Net Increase/(Decrease) in Net Assets Resulting from Operations	$273,124	$65,111	$174,202	$67,912	$41,914

For the six-month period ended April 30, 2005 (unaudited) (all numbers in thousands)	Janus Triton Fund(1)		Janus Twenty Fund	Janus Venture Fund		Janus Global Life Sciences Fund	Janus Global Technology Fund
Investment Income:
Interest	$28		$3,363	$18		$127	$525
Securities lending income	–		47	260		80	221
Dividends	22		42,697	1,454		3,063	8,258
Dividends from affiliate	–		1,107	123		–	–
Foreign tax withheld	–		(1,063)	(18)		(209)	(425)
Total Investment Income	50		46,151	1,837		3,061	8,579
Expenses:
Advisory fees	19		29,802	4,411		3,788	3,745
Transfer agent fees and expenses	17		9,139	1,333		1,577	1,883
Registration fees	41		28	9		16	28
Postage and mailing expenses	7		416	77		99	277
Custodian fees	6		92	14		23	70
Printing Expenses	10		616	149		124	422
Professional fees	3		22	11		19	18
Non-interested Trustees' fees and expenses	1		88	26		17	17
Other expenses	6		170	38		45	33
Non-recurring costs (Note 2)	–		–	–		–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–		–	–		–	–
Total Expenses	110		40,373	6,068		5,708	6,493
Expense and Fee Offset	(1)		(80)	(12)		(20)	(30)
Net Expenses	109		40,293	6,056		5,688	6,463
Less: Excess Expense Reimbursement	(72)		–	–		–	–
Net Expenses after Expense Reimbursement	37		40,293	6,056		5,688	6,463
Net Investment Income/(Loss)	13		5,858	(4,219)		(2,627)	2,116
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(195)		773,883	57,569		113,987	52,592
Net realized gain/(loss) from foreign currency transactions	(9)		221	(737)		295	(5,588)
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(677	)(2)	(399,623)	(27,337	)(2)	(10,227)	(44,398)
Payment from affiliate (Note 2)	–		7	–		–	–
Net Realized and Unrealized Gain/(Loss) on Investments	(881)		374,488	29,495		104,055	2,606
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(868)		$380,346	$25,276		$101,428	$4,722

(1)  Period from February 25, 2005 (inception date) through April 30, 2005.

(2)  Net of foreign taxes on investments of $113,449, $4,599 and $63,762 for Janus Orion Fund, Janus Triton Fund and Janus Venture Fund, respectively.

See Notes to Financial Statements.

60 Janus Growth Funds April 30, 2005

Janus Growth Funds April 30, 2005 61

Statements of Changes in Net Assets

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004 (all numbers in thousands)	Janus Fund		Janus Enterprise Fund		Janus Mercury Fund		Janus Olympus Fund		Janus Orion Fund
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$6,438	$(26,012)	$(2,211)	$(8,346)	$15,909	$(12,867)	$4,014	$(9,322)	$1,511	$(279)
Net realized gain/(loss) from investment and foreign currency transactions	1,454,057	1,188,041	99,434	161,121	194,262	525,432	136,072	195,651	24,748	79,274
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(1,187,372)	(979,530)	(32,112)	58,551	(35,969)	(133,875)	(72,175)	(72,028)	15,655	(25,291)
Payment from affiliate (Note 2)	1	1	–	–	–	–	1	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	273,124	182,500	65,111	211,326	174,202	378,690	67,912	114,301	41,914	53,704
Dividends and Distributions to Shareholders:
Net investment income*	–	–	–	–	(6,428)	–	–	–	–	–
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	–	–	–	–
Net Increase/(Decrease) from Dividends and Distributions	–	–	–	–	(6,428)	–	–	–	–	–
Capital Share Transactions:
Shares sold	226,987	806,462	130,845	206,603	411,211	334,794	50,894	159,960	44,062	114,957
Reinvested dividends and distributions	–	–	–	–	6,103	–	–	–	–	–
Shares repurchased	(2,141,798)	(5,137,947)	(272,623)	(654,677)	(714,302)	(1,524,134)	(358,724)	(686,004)	(73,632)	(152,565)
Net Increase/(Decrease) from Capital Share Transactions	(1,914,811)	(4,331,485)	(141,778)	(448,074)	(296,988)	(1,189,340)	(307,830)	(526,044)	(29,570)	(37,608)
Net Increase/(Decrease) in Net Assets	(1,641,687)	(4,148,985)	(76,667)	(236,748)	(129,214)	(810,650)	(239,918)	(411,743)	12,344	16,096
Net Assets:
Beginning of period	13,277,473	17,426,458	1,679,958	1,916,706	4,471,514	5,282,164	2,360,466	2,772,209	529,804	513,708
End of Period	$11,635,786	$13,277,473	$1,603,291	$1,679,958	$4,342,300	$4,471,514	$2,120,548	$2,360,466	$542,148	$529,804
Undistributed Net Investment Income/(Loss)*	$6,441	$4	$(2,211)	$–	$9,481	$–	$4,018	$4	$1,511	$–

*  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

62 Janus Growth Funds April 30, 2005

Janus Growth Funds April 30, 2005 63

Statements of Changes in Net Assets (continued)

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004 (all numbers in thousands)	Janus Triton Fund	Janus Twenty Fund		Janus Venture Fund		Janus Global Life Sciences Fund		Janus Global Technology Fund
	2005(1)	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$13	$5,858	$5,468	$(4,219)	$(10,045)	$(2,627)	$(6,667)	$2,116	$(5,454)
Net realized gain/(loss) from investment and foreign currency transactions	(204)	774,104	27,978	56,832	188,709	114,282	150,113	47,004	67,393
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(677)	(399,623)	1,443,157	(27,337)	(75,305)	(10,227)	(22,597)	(44,398)	(173,129)
Payment from affiliate (Note 2)	–	7	3	–	–	–	–	–	4
Net Increase/(Decrease) in Net Assets Resulting from Operations	(868)	380,346	1,476,606	25,276	103,359	101,428	120,849	4,722	(111,186)
Dividends and Distributions to Shareholders:
Net investment income*	–	(2,651)	(47,904)	–	–	–	–	–	–
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	–	–	–
Net Increase/(Decrease) from Dividends and Distributions	–	(2,651)	(47,904)	–	–	–	–	–	–
Capital Share Transactions:
Shares sold	27,751	329,680	495,152	22,135	56,264	24,923	132,205	26,387	163,947
Redemption fees	N/A	N/A	N/A	N/A	N/A	20	112	60	167
Reinvested dividends and distributions	–	2,597	46,952	–	–	–	–	–	–
Shares repurchased	(6,416)	(808,026)	(2,768,819)	(105,044)	(224,893)	(190,567)	(333,890)	(288,257)	(453,636)
Net Increase/(Decrease) from Capital Share Transactions	21,335	(475,749)	(2,226,715)	(82,909)	(168,629)	(165,624)	(201,573)	(261,810)	(289,522)
Net Increase/(Decrease) in Net Assets	20,467	(98,054)	(798,013)	(57,633)	(65,270)	(64,196)	(80,724)	(257,088)	(400,708)
Net Assets:
Beginning of period	–	9,023,479	9,821,492	1,327,088	1,392,358	1,183,496	1,264,220	1,255,023	1,655,731
End of Period	$20,467	$8,925,425	$9,023,479	$1,269,455	$1,327,088	$1,119,300	$1,183,496	$997,935	$1,255,023
Undistributed Net Investment Income/(Loss)*	$13	$5,858	$2,651	$(4,211)	$7	$(2,627)	$–	$2,116	$–

*  See Note 4 in Notes to Financial Statements.

(1)  Period from February 25, 2005 (inception date) through April 30, 2005.

See Notes to Financial Statements.

64 Janus Growth Funds April 30, 2005

Janus Growth Funds April 30, 2005 65

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal	Janus Fund
year ended October 31	2005		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$22.69		$22.52		$18.39	$22.11	$44.00	$42.78
Income from Investment Operations:
Net investment income/(loss)	.01		–	(1)	– (1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	.34		.17		4.13	(3.72)	(17.50)	6.44
Total from Investment Operations	.35		.17		4.13	(3.72)	(17.50)	6.44
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–	–	–	–
Distributions (from capital gains)*	–		–		–	–	(4.39)	(5.22)
Payment from affiliate	–	(2)	–	(2)	–	–	–	–
Total Distributions and Other	–		–		–	–	(4.39)	(5.22)
Net Asset Value, End of Period	$23.04		$22.69		$22.52	$18.39	$22.11	$44.00
Total Return**	1.54	%(3)	0.75	%(3)	22.46%	(16.82)%	(43.42)%	15.60%
Net Assets, End of Period (in thousands)	$11,635,786		$13,277,473		$17,426,458	$16,320,421	$23,513,436	$46,467,747
Average Net Assets for the Period (in thousands)	$12,900,561		$15,433,191		$16,206,681	$21,651,285	$34,254,548	$45,103,049
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.89%		0.90%		0.89%	0.85%	0.84%	0.85%
Ratio of Net Expenses to Average Net Assets***(4)	0.89%		0.90%		0.89%	0.84%	0.83%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%		(0.17)%		(0.17)%	(0.24)%	(0.16)%	(0.19)%
Portfolio Turnover Rate***	66%		21%		22%	27%	51%	65%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal	Janus Enterprise Fund
year ended October 31	2005		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$33.73		$30.02		$22.93	$29.67	$68.41	$58.64
Income from Investment Operations:
Net investment income/(loss)	(.05)		–	(1)	– (1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	1.24		3.71		7.09	(6.74)	(38.74)	13.10
Total from Investment Operations	1.19		3.71		7.09	(6.74)	(38.74)	13.10
Less Distributions:
Dividends (from net investment income)*	–		–		–	–	–	–
Distributions (from capital gains)*	–		–		–	–	–	(3.33)
Total Distributions	–		–		–	–	–	(3.33)
Net Asset Value, End of Period	$34.92		$33.73		$30.02	$22.93	$29.67	$68.41
Total Return**	3.53%		12.36%		30.92%	(22.72)%	(56.63)%	22.29%
Net Assets, End of Period (in thousands)	$1,603,291		$1,679,958		$1,916,706	$1,854,192	$3,071,818	$8,084,564
Average Net Assets for the Period (in thousands)	$1,748,777		$1,795,534		$1,741,680	$2,518,273	$4,858,360	$7,265,824
Ratio of Gross Expenses to Average Net Assets***(4)(5)	1.00%		1.04%		1.02%	0.93%	0.92%	0.90%
Ratio of Net Expenses to Average Net Assets***(4)	1.00%		1.03%		1.02%	0.90%	0.90%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%		(0.46)%		(0.46)%	(0.43)%	(0.55)%	(0.65)%
Portfolio Turnover Rate***	22%		27%		32%	64%	85%	80%

  *See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended April 30, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

66 Janus Growth Funds April 30, 2005

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year	Janus Mercury Fund
ended October 31	2005		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$19.48		$18.14		$14.92	$19.14	$40.59	$35.65
Income from Investment Operations:
Net investment income/(loss)	.07		–	(1)	– (1)	– (1)	.04	.03
Net gains/(losses) on securities (both realized and unrealized)	.61		1.34		3.22	(4.18)	(17.05)	8.18
Total from Investment Operations	.68		1.34		3.22	(4.18)	(17.01)	8.21
Less Distributions:
Dividends (from net investment income)*	(.03)		–		–	(.04)	(.03)	–
Distributions (from capital gains)*	–		–		–	–	(4.41)	(3.27)
Total Distributions	(.03)		–		–	(.04)	(4.44)	(3.27)
Net Asset Value, End of Period	$20.13		$19.48		$18.14	$14.92	$19.14	$40.59
Total Return**	3.48%		7.39%		21.58%	(21.88)%	(46.21)%	22.99%
Net Assets, End of Period (in thousands)	$4,342,300		$4,471,514		$5,282,164	$5,034,041	$7,910,482	$16,347,935
Average Net Assets for the Period (in thousands)	$4,446,147		$5,007,156		$5,088,567	$6,783,864	$11,243,108	$15,903,790
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.95%		0.97%		0.96%	0.94%	0.89%	0.89%
Ratio of Net Expenses to Average Net Assets***(2)	0.95%		0.97%		0.95%	0.92%	0.88%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.72%		(0.26)%		(0.31)%	(0.07)%	0.16%	0.08%
Portfolio Turnover Rate***	30%		43%		54%	97%	83%	71%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year	Janus Olympus Fund
ended October 31	2005		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$26.30		$25.22		$20.60	$24.59	$50.50	$40.87
Income from Investment Operations:
Net investment income/(loss)	.05		–	(1)	– (1)	– (1)	.13	.21
Net gains/(losses) on securities (both realized and unrealized)	.61		1.08		4.62	(3.88)	(25.42)	11.21
Total from Investment Operations	.66		1.08		4.62	(3.88)	(25.29)	11.42
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–	(.11)	(.23)	(.01)
Distributions (from capital gains)*	–		–		–	–	(.39)	(1.78)
Payment from affiliate	–	(4)	–	(4)	–	–	–	–
Total Distributions and Other	–		–		–	(.11)	(.62)	(1.79)
Net Asset Value, End of Period	$26.96		$26.30		$25.22	$20.60	$24.59	$50.50
Total Return**	2.51	%(5)	4.28	%(5)	22.38%	(15.89)%	(50.61)%	28.05%
Net Assets, End of Period (in thousands)	$2,120,548		$2,360,466		$2,772,209	$2,136,167	$3,074,317	$7,695,784
Average Net Assets for the Period (in thousands)	$2,323,250		$2,575,897		$2,378,814	$2,882,934	$4,767,090	$7,594,158
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.98%		1.03%		0.99%	0.94%	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.98%		1.03%		0.98%	0.91%	0.89%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%		(0.36)%		(0.14)%	(0.13)%	0.34%	0.51%
Portfolio Turnover Rate***	117%		76%		84%	90%	118%	96%

  *See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5) During the period ended April 30, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

Janus Growth Funds April 30, 2005 67

Financial Highlights (continued)

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year	Janus Orion Fund
or period ended October 31	2005		2004		2003	2002	2001	2000(1)
Net Asset Value, Beginning of Period	$6.25		$5.64		$4.33	$5.21	$8.81	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02		–	(2)	– (2)	– (2)	– (2)	.02
Net gains/(losses) on securities (both realized and unrealized)	.49		.61		1.31	(.88)	(3.58)	(1.21)
Total from Investment Operations	.51		.61		1.31	(.88)	(3.58)	(1.19)
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–	–	(.02)	–
Distributions (from capital gains)*	–		–		–	–	–	–
Payment from affiliate	–		–	(3)	–	–	–	–
Total Distributions and Other	–		–		–	–	(.02)	–
Net Asset Value, End of Period	$6.76		$6.25		$5.64	$4.33	$5.21	$8.81
Total Return**	8.16	%(4)	10.82	%(4)	29.95%	(16.70)%	(40.69)%	(11.90)%
Net Assets, End of Period (in thousands)	$542,148		$529,804		$513,708	$421,458	$602,303	$1,127,628
Average Net Assets for the Period (in thousands)	$554,608		$540,305		$431,124	$562,457	$762,142	$1,086,834
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.03%		1.09%		1.10%	1.09%	1.06%	1.14%
Ratio of Net Expenses to Average Net Assets***(5)	1.03%		1.08%		1.08%	1.04%	1.03%	1.12%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.55%		(0.05)%		(0.43)%	(0.30)%	(0.06)%	0.82%
Portfolio Turnover Rate***	72%		69%		72%	161%	206%	35%

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year	Janus Triton Fund
or period ended October 31	2005(7)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01
Net gains/(losses) on securities (both realized and unrealized)	(.41)
Total from Investment Operations	(.40)
Less Distributions:
Dividends from net investment income*	–
Distributions from net realized gains*	–
Total Distributions	–
Net Asset Value, End of Period	$9.60
Total Return**	(4.00)%
Net Assets, End of Period	$20,467
Average Net Assets for the Period	$17,191
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.27	%(8)
Ratio of Net Expenses to Average Net Assets***(5)	1.25%
Ratio of Net Invest Income to Average Net Assets***	0.39%
Portfolio Turnover Rate***	42%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Fiscal period from June 30, 2000 (inception date) through October 31, 2000.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the period ended April 30, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(7)  Period from February 25, 2005 (inception date) through April 30, 2005.

(8)  The ratio was 3.59% in 2005 before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

68 Janus Growth Funds April 30, 2005

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year	Janus Twenty Fund
ended October 31	2005		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$39.60		$34.06		$30.47	$36.31	$71.07	$69.72
Income from Investment Operations:
Net investment income/(loss)	.03		.03		.17	.21	.32	– (1)
Net gains/(losses) on securities (both realized and unrealized)	1.59		5.68		3.63	(5.71)	(33.33)	5.62
Total from Investment Operations	1.62		5.71		3.80	(5.50)	(33.01)	5.62
Less Distributions and Other:
Dividends (from net investment income)*	(.01)		(.17)		(.21)	(.34)	–	(.19)
Distributions (from capital gains)*	–		–		–	–	(1.75)	(4.08)
Payment from affiliate	–	(2)	–	(2)	–	–	–	–
Total Distributions and Other	(.01)		(.17)		(.21)	(.34)	(1.75)	(4.27)
Net Asset Value, End of Period	$41.21		$39.60		$34.06	$30.47	$36.31	$71.07
Total Return**	4.09	%(3)	16.85	%(3)	12.60%	(15.35)%	(47.43)%	7.40%
Net Assets, End of Period (in thousands)	$8,925,425		$9,023,479		$9,821,492	$10,107,243	$14,378,453	$31,008,266
Average Net Assets for the Period (in thousands)	$9,405,249		$9,319,532		$9,749,457	$12,572,984	$20,320,750	$34,528,876
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.87%		0.89%		0.88%	0.84%	0.84%	0.86%
Ratio of Net Expenses to Average Net Assets***(4)	0.86%		0.89%		0.88%	0.83%	0.84%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%		0.06%		0.52%	0.56%	0.63%	(0.13)%
Portfolio Turnover Rate***	48%		14%		44%	53%	50%	27%

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year	Janus Venture Fund
ended October 31	2005	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$51.57	$47.77	$31.59	$36.99	$82.39	$89.71
Income from Investment Operations:
Net investment income/(loss)	(.18)	– (1)	– (1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	.97	3.80	16.18	(5.40)	(29.02)	6.94
Total from Investment Operations	.79	3.80	16.18	(5.40)	(29.02)	6.94
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	(16.38)	(14.26)
Total Distributions	–	–	–	–	(16.38)	(14.26)
Net Asset Value, End of Period	$52.36	$51.57	$47.77	$31.59	$36.99	$82.39
Total Return**	1.53%	7.95%	51.22%	(14.60)%	(40.67)%	3.79%
Net Assets, End of Period (in thousands)	$1,269,455	$1,327,088	$1,392,358	$756,323	$1,009,278	$1,922,649
Average Net Assets for the Period (in thousands)	$1,389,779	$1,355,755	$988,156	$992,760	$1,312,759	$2,504,381
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.88%	0.90%	0.94%	0.88%	0.87%	0.87%
Ratio of Net Expenses to Average Net Assets***(4)	0.88%	0.90%	0.93%	0.87%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.61)%	(0.74)%	(0.67)%	(0.73)%	(0.36)%	(0.35)%
Portfolio Turnover Rate***	56%	61%	75%	90%	70%	87%

  *See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended April 30, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Growth Funds April 30, 2005 69

Financial Highlights (continued)

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year	Janus Global Life Sciences Fund
ended October 31	2005	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.08	$14.61		$12.82	$16.96	$22.41	$11.97
Income from Investment Operations:
Net investment income/(loss)	(.04)	–	(1)	– (1)	– (1)	– (1)	.02
Net gains/(losses) on securities (both realized and unrealized)	1.43	1.47		1.79	(4.14)	(5.43)	10.42
Total from Investment Operations	1.39	1.47		1.79	(4.14)	(5.43)	10.44
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	(.02)	–
Distributions (from capital gains)*	–	–		–	–	–	–
Redemption fees	– (2)	–	(2)	– (2)	N/A	N/A	N/A
Payment from affiliate	–	–	(3)	–	–	–	–
Total Distributions and Other	–	–		–	–	(.02)	–
Net Asset Value, End of Period	$17.47	$16.08		$14.61	$12.82	$16.96	$22.41
Total Return**	8.64%	10.06	%(4)	13.87%	(24.35)%	(24.26)%	87.22%
Net Assets, End of Period (in thousands)	$1,119,300	$1,183,496		$1,264,220	$1,389,723	$2,415,086	$4,267,458
Average Net Assets for the Period (in thousands)	$1,193,471	$1,288,416		$1,296,095	$1,927,734	$2,957,777	$2,987,158
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.96%	1.02%		0.99%	0.89%	0.93%	0.97%
Ratio of Net Expenses to Average Net Assets***(5)	0.96%	1.01%		0.98%	0.88%	0.91%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.44)%	(0.52)%		(0.28)%	(0.42)%	(0.32)%	0.14%
Portfolio Turnover Rate***	90%	78%		135%	73%	84%	147%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year	Janus Global Technology Fund
ended October 31	2005	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$9.70	$10.44		$7.41	$10.83	$27.44	$20.95
Income from Investment Operations:
Net investment income/(loss)	.02	.02		– (1)	(.01)	.36	(.02)
Net gains/(losses) on securities (both realized and unrealized)	(.10)	(.76)		3.03	(3.41)	(16.64)	6.71
Total from Investment Operations	(.08)	(.74)		3.03	(3.42)	(16.28)	6.69
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	(.16)	(.02)
Distributions (from capital gains)*	–	–		–	–	–	(.18)
Tax return of capital*		–		–	–	(.17)	–
Redemption fees	– (2)	–	(2)	– (2)	N/A	N/A	N/A
Payment from affiliate	–	–	(3)	–	–	–	–
Total Distributions and Other	–	–		–	–	(.33)	(.20)
Net Asset Value, End of Period	$9.62	$9.70		$10.44	$7.41	$10.83	$27.44
Total Return**	(0.82)%	(7.09	)%(4)	41.08%	(31.67)%	(59.95)%	31.99%
Net Assets, End of Period (in thousands)	$997,935	$1,255,023		$1,655,731	$1,249,514	$2,275,691	$7,564,492
Average Net Assets for the Period (in thousands)	$1,179,951	$1,480,508		$1,332,510	$1,906,518	$4,009,850	$8,883,777
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.11%	1.07%		1.07%	0.96%	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets***(5)	1.10%	1.07%		1.06%	0.94%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%	(0.37)%		(0.27)%	(0.14)%	0.55%	0.17%
Portfolio Turnover Rate***	25%	24%		48%	66%	60%	47%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from a certain trading, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

70 Janus Growth Funds April 30, 2005

Notes to Schedules of Investments (unaudited)

Lipper Health/Biotechnology Funds	A fund that invests at least 65% of its equity portfolio in shares of companies engaged in health care, medicine, and biotechnology.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, typically have an above-average price compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with Growth market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science and Technology Funds	A fund that invests at least 65% of its equity portfolio in science and technology stocks.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International World Information Technology IndexSM	Is a capitalization weighted index that monitors the performance of information technology stocks from around the world.

The Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

Russell Midcap® Growth Index	Consists of stocks from the Russell Midcap® Index with a greater-than-average growth orientation. The Russell Midcap® Index consists of the smallest 800 companies in the Russell 1000® Index, as ranked by total market capitalization.

Janus Growth Funds April 30, 2005 71

Notes to Schedules of Investments (unaudited) (continued)

S&P 500® Index		The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index		An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144	A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR		American Depositary Receipt

ETD		Euro Time Deposit

New York Shares		Securities of foreign companies trading on the New York Stock Exchange

PLC		Public Limited Company

REIT		Real Estate Investment Trust

SDR		Swedish Depositary Receipt

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ¥  Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.

  ß  Security is illiquid.

  #  Loaned security, a portion or all of the security is on loan as of April 30, 2005.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

  •  Security is a defaulted security.

ºº Schedule of Fair Valued Securities (as of April 30, 2005)

	Value	Value as a % of Net Assets
Janus Venture Fund
Candescent Technologies Corp. - Series E	$–	0.0%
Infocrossing, Inc. - expires 5/10/07	4,481,059	0.4%
RCG Companies, Inc. convertible	6,300,000	0.5%
RCG Companies, Inc.	–	0.0%
	$10,781,059	0.9%
Janus Global Life Sciences Fund
Fibrogen, Inc.	$4,868,800	0.4%
Janus Global Technology Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements and/or mortgage backed securities (with extended settlement dates) as of April 30, 2005 are noted below.

Fund	Aggregate Value
Growth
Janus Fund	$1,275,445,536
Janus Enterprise Fund	122,311,744
Janus Mercury Fund	618,258,436
Janus Olympus Fund	403,667,822
Janus Orion Fund	122,011,619
Janus Twenty Fund	301,450,397
Janus Venture Fund	252,702,876
Specialty Growth
Janus Global Life Sciences Fund	214,162,555
Janus Global Technology Fund	333,560,869

72 Janus Growth Funds April 30, 2005

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Venture Fund
Authentidate Holding Corp.	1/28/04	$18,012,500	$5,318,600	0.4%
Infocrossing, Inc.	10/16/03 - 3/24/04	15,915,000	31,098,034	2.5%
		$33,927,500	$36,416,634	2.9%
Janus Global Life Sciences Fund
Fibrogen, Inc.ºº	12/28/04	$4,868,800	$4,868,800	0.4%
Janus Global Technology Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00 - 2/23/01	$24,227,500	$–	0.0%
Mercury Interactive Corp., 4.75% convertible notes, due 7/1/07 (144A)	6/27/00	3,640,000	3,562,650	0.4%
		$27,867,500	$3,562,650	0.4%

The funds have registration rights for certain restricted securities held as of April 30, 2005. The issuer incurs all registration costs.

£ The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended April 30, 2005.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/05
Janus Fund
Maxim Integrated Products, Inc.	–	$–	9,186,190	$158,686,468	$216,945,539	$3,489,581	$411,419,449
Venture Fund
1-800-FLOWERS.COM, Inc. - Class A*	–	$–	–	$–	$–	$–	$7,297,003
Authentidate Holding Corp.*,§	–	–	–	–	–	–	5,318,600
Axesstel, Inc.*	–	–	–	–	–	–	7,579,115
Euronet Worldwide, Inc.*	–	–	393,095	6,797,630	2,913,898	–	57,955,721
Infocrossing, Inc.*,§	–	–	–	–	–	–	31,098,034
LivePerson, Inc.*	109,815	216,336	–	–	–	–	7,233,523
Omnicell, Inc.*	–	–	–	–	–	–	8,398,434
Orange 21, Inc.*	402,120	3,486,304	–	–	–	–	2,565,526
Restoration Hardware, Inc.*	–	–	523,370	3,736,862	(954,562)	–	9,996,467
TALX Corp.(1)	510,912	–	22,501	436,373	120,937	122,619	37,332,985
Tier Technologies, Inc. - Class B*	–	–	–	–	–	–	6,634,030
TransAct Technologies, Inc.*	114,340	1,909,982	231,800	4,323,259	(1,976,498)	–	5,991,522
Ultimate Software Group, Inc.*	–	–	–	–	–	–	29,450,001
Workstream Inc. (New York Shares)*	4,761,027	18,967,963	–	–	–	–	8,855,510
Total		$24,580,585		$15,294,124	$103,775	$122,619	$225,706,471

(1)  Adjusted for 3 for 2 stock split 2/18/05

Variable rate notes are notes which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2005.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Growth Funds April 30, 2005 73

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund, Janus Twenty Fund and Janus Global Technology Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the funds are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the Funds.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds' Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent, however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2005, the Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2005
Growth
Janus Fund	$260,069,547
Janus Enterprise Fund	119,261,476
Janus Mercury Fund	345,099,950
Janus Olympus Fund	205,399,229
Janus Orion Fund	118,419,730
Janus Twenty Fund	295,105,321
Janus Venture Fund	245,569,437
Specialty Growth
Janus Global Life Sciences Fund	125,564,467
Janus Global Technology Fund	77,303,579

74 Janus Growth Funds April 30, 2005

As of April 30, 2005, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2005
Growth
Janus Fund	$265,987,247
Janus Enterprise Fund	122,311,744
Janus Mercury Fund	359,445,698
Janus Olympus Fund	211,252,543
Janus Orion Fund	122,011,619
Janus Twenty Fund	301,450,397
Janus Venture Fund	252,702,876
Specialty Growth
Janus Global Life Sciences Fund	129,120,021
Janus Global Technology Fund	80,079,139

As of April 30, 2005, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations (if applicable).

During the six-month period ended April 30, 2005, there were no securities lending arrangements for Janus Triton Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of April 30, 2005, there were no Funds invested in when-issued securities.

Janus Growth Funds April 30, 2005 75

Notes to Financial Statements (unaudited) (continued)

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Until at least March 1, 2006, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the Janus Triton Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the brokerage commissions, interest, taxes and extraordinary expenses, exceeds the annual rate of 1.25%. Janus Capital is not entitled to recoup such reimbursements or fee reductions from the Fund. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

During the six-month period ended April 30, 2005, Janus Services reimbursed Janus Fund, Janus Olympus Fund, Janus Twenty Fund $947, $1,143, $6,605, respectively, as a result of dilutions caused by incorrectly processed shareholder activity.

For the six-month period ended April 30, 2005, Janus Capital assumed $3,084 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Such credits or offsets are included

76 Janus Growth Funds April 30, 2005

in Expense and Fee Offsets on the Statement of Operations. Custody credits received reduce Custodian Fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Life Sciences Fund and Janus Global Technology Fund were $20,517 and $60,372, respectively, for the six-month period ended April 30, 2005.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2005, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/05
Janus Institutional Cash Reserves Fund
Janus Fund	$–	$50,000,000	$39,645	$–-
Janus Twenty Fund	795,000,000	695,000,000	1,107,464	100,000,000
Total	$795,000,000	$745,000,000	$1,147,109	$100,000,000

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended April 30, 2005 (unaudited)

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Growth
Janus Fund	$4,094,890,171	$6,337,779,273	$–	$–
Janus Enterprise Fund	187,819,462	343,347,057	–	–
Janus Mercury Fund	662,410,791	1,183,316,040	–	–
Janus Olympus Fund	1,302,827,406	1,511,530,345	–	–
Janus Orion Fund	191,905,601	219,080,393	–	–
Janus Triton Fund(1)	15,936,824	757,918	–	–
Janus Twenty Fund	2,153,778,881	3,037,575,389	–	–
Janus Venture Fund	381,769,665	475,125,777	3,585,000	3,824,909
Specialty Growth
Janus Global Life Sciences Fund	515,857,236	712,875,652	–	–
Janus Global Technology Fund	145,891,798	378,388,662	–	–

(1) Period from February 25, 2005 (inception date) to April 30, 2005.

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2005 are noted below.

Janus Growth Funds April 30, 2005 77

Notes to Financial Statements (unaudited) (continued)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Tax Appreciation/ (Depreciation)
Growth
Janus Fund	$9,569,755,444	$2,531,737,799	$(249,104,670)	$2,282,633,129
Janus Enterprise Fund	1,312,689,647	469,347,487	(56,169,349)	413,178,138
Janus Mercury Fund	3,881,472,004	971,082,033	(113,478,413)	857,603,620
Janus Olympus Fund	1,989,347,883	360,834,410	(53,942,005)	306,892,405
Janus Orion Fund	565,935,681	97,296,766	(6,411,568)	90,885,198
Janus Triton Fund	21,183,453	389,321	(1,061,784)	(672,463)
Janus Twenty Fund	6,877,878,831	2,504,288,012	(105,821,203)	2,398,466,809
Janus Venture Fund	1,275,081,954	348,599,925	(101,315,064)	247,284,861
Specialty Growth
Janus Global Life Sciences Fund	1,018,448,441	249,059,786	(35,869,015)	213,190,771
Janus Global Technology Fund	882,500,378	261,754,653	(65,504,030)	196,250,623

Net capital loss carryovers as of October 31, 2004 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the year ended October 31, 2004
Fund October 31, 2007	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Growth
Janus Fund(1) $–	$(37,109,452)	$(5,839,554,081)	$(2,692,706,418)	$(569,521,625)	$(9,138,891,576)
Janus Enterprise Fund(1) (6,554,272)	(395,289,487)	(2,924,501,200)	(1,180,687,781)	(35,756,979)	(4,542,789,719)
Janus Mercury Fund –	–	(3,592,148,801)	(2,677,021,633)	(222,598,721)	(6,491,769,155)
Janus Olympus Fund(1) –	(4,168,711)	(1,445,820,361)	(533,548,088)	–	(1,983,537,160)
Janus Orion Fund –	–	(546,285,957)	(67,772,191)	–	(614,058,148)
Janus Twenty Fund –	–	(3,978,364,207)	(117,584,500)	(643,606,306)	(4,739,555,013)
Janus Venture Fund(1) –	–	(79,901,316)	(35,007,064)	–	(114,908,380)
Specialty Growth
Janus Global Life Sciences Fund –	(280,005,761)	(451,314,670)	(251,753,591)	(103,237,607)	(1,086,311,629)
Janus Global Technology Fund	(104,217,151)	(1,827,246,526)	(857,178,929)	(83,082,507)	(2,871,725,113)

(1)  Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2004, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryovers Utilized
Growth
Janus Fund	$1,171,982,608
Janus Enterprise Fund	160,284,471
Janus Mercury Fund	504,004,117
Janus Olympus Fund	184,806,772
Janus Orion Fund	79,635,467
Janus Twenty Fund	29,449,999
Janus Venture Fund	186,891,622
Specialty Growth
Janus Global Life Sciences Fund	147,127,913
Janus Global Technology Fund	67,960,457

78 Janus Growth Funds April 30, 2005

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Fund		Janus Enterprise Fund		Janus Mercury Fund		Janus Olympus Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	9,528	34,887	3,594	6,421	20,210	17,149	1,843	6,107
Reinvested distributions	–	–	–	–	289	–	–	–
Shares repurchased	(89,665)	(223,406)	(7,481)	(20,472)	(34,336)	(78,824)	(12,941)	(26,302)
Net Increase/(Decrease) in Capital Share Transactions	(80,137)	(188,519)	(3,887)	(14,051)	(13,837)	(61,675)	(11,098)	(20,195)
Shares Outstanding, Beginning of Period	585,256	773,775	49,800	63,851	229,499	291,174	89,748	109,943
Shares Outstanding, End of Period	505,119	585,256	45,913	49,800	215,662	229,499	78,650	89,748

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Orion Fund		Janus Triton Fund	Janus Twenty Fund		Janus Venture Fund
(all numbers in thousands)	2005	2004	2005(1)	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	6,443	18,664	2,786	7,798	13,158	398	1,126
Reinvested distributions	–	–	–	59	1,362	–	–
Shares repurchased	(10,891)	(24,998)	(655)	(19,154)	(75,000)	(1,889)	(4,539)
Net Increase/(Decrease) in Capital Share Transactions	(4,448)	(6,334)	2,131	(11,297)	(60,480)	(1,491)	(3,413)
Shares Outstanding, Beginning of Period	84,701	91,035	–	227,885	288,365	25,735	29,148
Shares Outstanding, End of Period	80,253	84,701	2,131	216,588	227,885	24,244	25,735

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Global Life Sciences Fund		Janus Global Technology Fund
(all numbers in thousands)	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	1,436	7,843	2,599	15,459
Reinvested distributions	–	–	–	–
Shares repurchased	(10,975)	(20,764)	(28,167)	(44,697)
Net Increase/(Decrease) in Capital Share Transactions	(9,539)	(12,921)	(25,568)	(29,238)
Shares Outstanding, Beginning of Period	73,596	86,517	129,336	158,574
Shares Outstanding, End of Period	64,057	73,596	103,768	129,336

(1)  Period from February 25, 2005 (inception date) through April 30, 2005.

Janus Growth Funds April 30, 2005 79

Notes to Financial Statements (unaudited) (continued)

6. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC'') and the Office of the New York State Attorney General ("NYAG'') publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time'' certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG'') and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of JCG on a derivative basis against the Board of Directors of JCG; and (v) claims by a putative class of shareholders of JCG asserting claims on behalf of the shareholders. Each of the five complaints name JCG and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies LLC ("INTECH"), Bay Isle, Perkins Wolf McDonnell and Company LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCG.

In early 2005, a lawsuit was filed in the State of Kansas alleging violations under Kansas law based on Janus Capital's involvement in the market timing allegations. Also, the Attorney General's Office for the State of West Virginia recently filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing'' actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Funds.

On March 16, 2005, Bay Isle received a document request in connection with the SEC's informal inquiry into issues raised by the SEC staff in a deficiency letter resulting from a routine examination of Bay Isle in March 2004. Bay Isle is in the process of responding to such request. In addition, the SEC examination of Janus Capital commenced in September 2003 remains open.

80 Janus Growth Funds April 30, 2005

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with Janus Triton Fund's (the "New Fund") adviser ("Independent Trustees"), considered the proposed investment advisory agreement for the New Fund. In the course of their consideration of the agreement the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital Management LLC (the "Adviser") in response to requests of the Trustees and their counsel. They also received and reviewed a considerable amount of information provided to the Trustees by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on December 2, 2004, approved the investment advisory agreement for the New Fund for a period through July 1, 2006.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees' analysis of the nature, extent and quality of the Adviser's services to the New Fund took into account the investment objective and strategy of the New Fund and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed the Adviser's resources and key personnel, especially those who would be providing investment management services to the New Fund. The Trustees also considered other services to be provided to the New Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, serving as the New Fund's administrator, monitoring adherence to the New Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the terms of the respective proposed advisory agreements and that the New Fund was likely to benefit from services provided under its agreement with the Adviser. They also concluded that the quality of the Adviser's services to the other Janus funds had been consistent with or superior to quality norms in the industry and that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively and had demonstrated its continuing ability to attract and retain well qualified personnel.

The Trustees also reviewed the response of the Adviser to various legal and regulatory proceedings since the fall of 2003.

2. COSTS OF SERVICES PROVIDED

The Trustees examined the fee information and expense for the New Fund in comparison to information for other comparable funds as provided by Lipper Inc. They noted that both the rate of investment advisory fee and the estimated expense ratio for the New Fund were below both the median and the mean advisory fees and the expense ratios, respectively, for the respective groups of comparable funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers and the competition for investment management

Janus Growth Funds April 30, 2005 81

talent, and they also considered the competitive market for mutual funds in different distribution channels.

The Trustees had also reviewed the Adviser's management fees for its institutional separate accounts and for its subadvised funds (funds for which the Adviser provides portfolio management services only). In most instances sub-advisory and institutional separate account fees are lower than the New Fund's management fee. However, the Trustees noted that the Adviser performs significant additional services for the New Fund that it does not provide to those other clients, including administrative services, oversight of the New Fund's other service providers, trustee support, regulatory compliance and numerous other services. The Trustees had also considered the profitability to the Adviser and its affiliates of their relationships with the other Janus Funds in connection with their consideration of the advisory agreements for those funds and had found the profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation to be paid by the New Fund to the Adviser and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients, and that the estimated overall expense ratio of the New Fund, taking into account the expense limitations agreed to by the Adviser, was comparable to or more favorable than the mean or median expense ratio of its peers.

3. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE NEW FUND

The Trustees also considered benefits that would accrue to the Adviser and its affiliates from their relationship with the New Fund. The Trustees recognized that two affiliates of the Adviser would serve the New Fund as transfer agent and distributor and that the transfer agent would receive compensation from the New Fund for its services to the New Fund. The Trustees also considered the Adviser's use of commissions to be paid by the New Fund on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the New Fund and/or other clients of the Adviser and the Adviser's agreement not to use the New Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and would benefit the New Fund. The Trustees concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Fund therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund would benefit from the Adviser's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They also concluded that success of the New Fund could attract other business to the Adviser or its other funds and that the success of the Adviser could enhance the Adviser's ability to serve the New Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Fund's agreement was in the best interest of the New Fund and its shareholders.

82 Janus Growth Funds April 30, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain shorth-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

Janus Growth Funds April 30, 2005 83

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest, or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

84 Janus Growth Funds April 30, 2005

Notes

Janus Growth Funds April 30, 2005 85

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (04/05)

C-0605-04  111-24-103 06-05

2005 Semiannual Report

Janus Core, Risk-Managed and Value Funds

Core

Janus Balanced Fund

Janus Contrarian Fund

Janus Core Equity Fund

Janus Growth and Income Fund

Janus Research Fund

Risk-Managed

Janus Risk-Managed Stock Fund

Value

Janus Mid Cap Value Fund

Janus Small Cap Value Fund

Janus Core, Risk-Managed and Value Funds

President and CIO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Balanced Fund	5

Janus Contrarian Fund	12

Janus Core Equity Fund	17

Janus Growth and Income Fund	22

Janus Research Fund	27

Janus Risk-Managed Stock Fund	32

Janus Mid Cap Value Fund	40

Janus Small Cap Value Fund	46

Statements of Assets and Liabilities	52

Statements of Operations	54

Statements of Changes in Net Assets	56

Financial Highlights	59

Notes to Schedules of Investments	64

Notes to Financial Statements	67

Additional Information	76

Explanations of Charts, Tables and Financial Statements	78

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Dear Shareholder,

Having served as Janus' Chief Investment Officer for full a year now, it seems an appropriate time to assess the progress we've made for our shareholders over the past 12 months.

Report Card

In my first letter to Janus shareholders last April, I spoke about our collective efforts to expand our coverage of stocks, improve our risk-management discipline and foster additional collaboration between portfolio managers and analysts.

I am pleased to report that we have made significant progress on all three fronts, and would like to share details with you.

First, we hired eight new equity analysts this past year, which brings the total equity analyst team to 36. On the fixed-income side, we hired three new credit analysts. The expanded research staff has enabled Janus to increase its coverage of domestic and international stocks, with the goal of keeping the portfolios fresh with current ideas.

Second, we improved our risk-management oversight by creating the position of Director of Risk Management and Performance, a role recently filled by Daniel Scherman, who brings with him more than 20 years of experience in the investment management industry. While Janus' heritage is built on a willingness to invest with conviction when we believe we have a research edge, adding this additional layer of risk oversight should ensure that exposures, whether intended or not, are properly analyzed.

The third initiative on which we have made progress is enhancing the quality of debate and dialogue within the investment team, which is a critical, yet intangible component of any successful investment management organization. There are multiple venues available for portfolio managers and analysts to come together and discuss or review key stocks in the news or new buy recommendations. The senior analysts that lead the global sector teams play an important part in driving this dialogue with the portfolio managers, resulting in a more robust exchange of ideas.

Also noteworthy is the contribution our team of 12 research associates has made to our overall research effort. Created two years ago, the team continues to make solid contributions by uncovering real-time demand trends in the marketplace in key consumer categories, ranging from travel and lodging to online music and wireless communications.

While we're pleased with our accomplishments to date, these and other initiatives would be irrelevant if there was no concurrent improvement in relative fund performance. In that regard, I am pleased to report a significant improvement in the relative performance of a number of our funds, as described below.

Performance

As of April, 30, 2005, 73% of Janus growth and core funds ranked in Lipper's top two quartiles for the one- and three-year periods, based on total returns. Longer-term relative performance is also impressive, with 100% of our growth and core funds ranking in Lipper's top two quartiles for the life-of-fund periods.

In my opinion, the improvement in relative performance for many of our funds tells me that our research effort continues to set us apart from our peers and that the portfolios are well positioned to outperform in all types of markets. The investment team is working together to ensure that, in its view, the most compelling risk/reward stocks are properly positioned in the portfolios.

New Fund Offerings

We are very excited to bring our investors two new mutual funds, which were launched this past winter: Janus Triton Fund and Janus Research Fund. Janus Triton Fund, managed by Ron Sachs, outpaced its benchmark index since inception (the two-month period ended April 30, 2005). We attribute these results to the success that Ron and team have had uncovering promising investment ideas in the small- and mid-cap growth space.

Gary Black

President and Chief
Investment Officer

Past performance is no guarantee of future results.

Janus Core, Risk-Managed and Value Funds April 30, 2005 1

Continued

Janus Research Fund is a unique collection of the top picks of each analyst at Janus, thereby resulting in a diversified, multicap portfolio of both growth and value stocks. It, too, is backed by a solid research effort, and by focusing on what we believe are the best prospects for the long haul, we hope to deliver Index-beating returns with relatively low risks.

Market Review and Outlook

After hitting 31/2 year highs in early March, equity markets encountered stiff headwinds in late-March and April. Record-high oil prices, sluggish retail sales, falling consumer confidence, and slowing earnings growth all conspired to stymie the markets.

General Motors' announcement in mid-March that it has scaled back its earnings expectations for the remainder of 2005 was a clear sign that higher oil prices and rising interest rates were finally having a negative impact on consumer spending. Subsequent updates by Wal-Mart, Harley-Davidson and IBM provided further confirmation of a slightly softer macroeconomic environment as the second quarter unfolded.

It appears that two opposing opinions have crystallized regarding the near-term outlook for the economy. One camp is forecasting a deceleration in the economy due to the lagging effect of higher energy prices and rising interest rates. This group is projecting that gross domestic product (GDP) growth will slow to 2% in the second half of the year.

The other camp argues that the U.S. economy is better equipped to handle higher energy prices and interest rates when compared to the 1980s, and what we may be witnessing in the current volatile market is the handoff in spending from consumers to businesses.

Taking a step back from the day-to-day noise of the markets, the most likely scenario to unfold will be that the economy continues to grow at an acceptable rate given this stage of the business cycle. While it is reasonable to expect some moderation in economic growth as the business cycle matures, we do not think that GDP growth will decelerate markedly in the second half of the year.

In support of that view, it is important to note that unemployment is declining, business spending is improving, merger and acquisition activity is picking up, jobs are still being created, and corporate earnings generally have been reasonable.

Risks to economic growth are well known – rising energy prices, eroding consumer confidence, job cuts, reduced business spending, and higher interest rates. We believe these concerns will likely remain in the forefront of the market for the near term.

While all investors get impatient with sideways markets, we at Janus believe that the market will always reward superior business models with improving fundamental outlooks. Our job is to identify those companies that are winning in the marketplace and own them in your funds.

Thank you for your confidence and trust.

Sincerely,

Gary Black
President and Chief Executive Officer

There is no assurance that the investment process will consistently lead to successful investing. There is no guarantee these trends will continue.

As of April 30, 2005, General Motors Acceptance Corp. was 0.9% of the Janus Short-Term Bond Fund, 0.4% of the Janus High-Yield Fund, 0.2% of the Janus Balanced Fund and 0.1% of the Janus Flexible Bond Fund.

As of April 30, 2005, Wal-Mart Stores, Inc. was 1.5% of the Janus Research Fund, 0.5% of the Janus Balanced Fund, 0.5% of the Janus Mercury Fund, 0.5% of the Janus Olympus Fund and 0.4% of the Janus Risk-Managed Stock Fund.

As of April 30, 2005, Harley-Davidson, Inc. was 0.5% of the Janus Olympus Fund, 0.3% of the Janus Flexible Bond Fund, 0.2% of the Janus Risk-Managed Stock Fund and 0.2% of the Janus Fund.

As of April 30, 2005, International Business Machines Corp. was 1.6% of the Janus Global Technology Fund, 1.0% of the Janus Core Equity Fund, 0.6% of the Janus Balanced Fund, 0.3% of the Janus Flexible Bond Fund and 0.1% of the Janus Risk-Managed Stock Fund. There is no assurance that any Janus fund currently holds these securities.

2 Janus Core, Risk-Managed and Value Funds April 30, 2005

Lipper Rankings

		Lipper Rankings - Based on total return as of 4/30/05
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	53	348/659	52	280/544	67	278/420	41	56/137	5	1/19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	22	115/537	10	39/426	92	264/289	58	65/112	38	19/50
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	19	119/659	10	53/544	82	344/420	7	9/137	2	1/85
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	37	155/421	71	250/354	80	192/242	–	–	15	13/90
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	10	38/421	10	33/354	–	–	–	–	37	93/252
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	3	19/659	1	2/544	73	305/420	1	1/137	6	2/38
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	25	125/510	15	62/418	62	190/310	37	31/83	10	1/9
Janus Balanced Fund(1) (9/92)	Balanced Funds	38	228/601	58	257/447	58	208/362	7	10/162	4	3/76
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	5	38/917	28	214/783	26	153/600	–	–	2	5/291
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	6	52/917	28	217/783	62	371/600	3	5/230	5	5/110
Janus Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	3	22/739	–	–	–	–	–	–	16	96/616
Janus Contrarian Fund(4) (2/00)	Multi-Cap Core Funds	7	46/739	5	23/527	26	95/367	–	–	22	76/351
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	78	219/280	73	188/257	85	191/224	71	102/143	83	69/83
Janus Flexible Bond Fund(1)(2) (7/87)	Intermediate Inv Grade Debt Funds	68	308/453	14	51/383	58	153/265	8	10/135	12	3/24
Janus High-Yield Fund (12/95)	High Current Yield Funds	36	150/418	80	280/350	38	108/285	–	–	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt	62	129/208	46	64/139	44	46/105	25	14/56	44	11/24
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	53	96/181	53	83/157	83	64/77	–	–	32	16/49
Janus Global Opportunities Fund(1) (6/01)	Global Funds	83	266/321	52	134/260	–	–	–	–	10	22/234
Janus Global Technology Fund (12/98)	Science and Technology Funds	59	172/292	58	158/275	54	81/149	–	–	22	18/83
Janus Overseas Fund(1) (5/94)	International Funds	80	674/851	58	405/706	83	423/513	5	8/171	6	7/123
Janus Worldwide Fund(1) (5/91)	Global Funds	96	306/321	99	256/260	94	183/194	36	22/61	32	6/18
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	51	120/235	31	57/184	14	14/100	–	–	5	4/79
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	50	293/591	68	320/474	17	53/324	N/A	N/A	N/A	N/A

(1)The date of the Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

(3)Rating is for the investor share class only; other classes may have different performance characteristics.

(4)Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund, Janus Overseas Fund, Janus Global Technology Fund and Janus Orion Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Core, Risk-Managed and Value Funds April 30, 2005 3

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was April 30, 2005. As the investing environment changes, so could the portfolio managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees, administrative services fees (where applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2004 to April 30, 2005 for all Funds except Janus Research Fund which is based on the period February 25, 2005 (inception date) to April 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive for certain Funds, certain expenses to certain limits until at least March 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Balanced Fund (unaudited)

Fund Snapshot

This fund combines the growth potential of stocks with the balance of bonds.

Karen L. Reidy

portfolio manager

Performance Overview

During the six months ended April 30, 2005, Janus Balanced Fund returned 2.41%. This compares to a 2.14% gain for the internally calculated Balanced Index. The Balanced Index is composed of 55% of the S&P 500® Index and 45% of the Lehman Brothers Government/Credit Index, which returned 3.28% and 0.75%, respectively.

On the fixed-income side of the Fund, we trailed the Lehman Brothers Government/Credit Index in an environment of rising interest rates. Meanwhile, on the equities side, we outperformed the S&P 500® Index, boosted by several well-chosen stocks in the healthcare and leisure (hotels and restaurants) sectors. Working against us was an overweight position versus the S&P 500® Index in the automobiles and components group, which was an area of weakness in the market. Also holding back our results were select holdings in the food, beverage and tobacco industry.

Strategy in This Environment

After rallying on the heels of the U.S. presidential election in November 2004, stocks experienced a significant slowdown in the first quarter of 2005 due to two major pressures: uncertainty over interest rates and rising commodity prices. Meanwhile, bonds lagged stocks during the rally in the fourth quarter of 2004; in addition, they offered little respite during stocks' swoon in the first quarter of 2005, as the Federal Reserve Board's tightening cycle kept bond investors wary. In this environment, we continued to stay focused on our long-term goals, using a diversified approach to help mitigate risk and applying a disciplined, bottom-up approach to uncover investment opportunities in both the stock and bond markets.

Portfolio Composition

As of April 30, 2005, the Fund was 59.2% invested in equities, with foreign stocks accounting for 10.7% of our equity stake. At the same time, we held a 36.8% position in fixed-income securities, with 9.6% invested in Treasuries, 19.4% invested in corporate bonds, and 7.8% invested in agency bonds. The Portfolio's 10 largest equity holdings represented 22.4% of its total net assets and we held a cash position of 4.0%.

Boosting Performance Were Hotel and Energy Stocks and our Decision to Trim our High-Yield Position

We continued to see strong performance from our lodging stocks, which enjoyed excellent returns both last year and during the first four months of 2005. By using our in-depth research to uncover trends with long-term potential, we were able to take full advantage of the continued recovery in business travel and tourism. On top of the industry's solid fundamentals, the dollar's decline against other currencies had bolstered the performance of Marriott International and Starwood Hotels & Resorts, which owns the popular Sheraton, Westin, and W hotel lines. Both Marriott and Starwood have a large presence in coastal cities and other destinations of choice for foreign travelers. In addition to the resurgence of the American business traveler, these foreign visitors helped drive demand for hotel rooms and associated daily rates.

Turning to the energy sector, oil and natural gas companies continued to flourish. For example, Exxon Mobil was a star performer in the semiannual period. Buoyed by oil and gas price increases, Exxon Mobil also benefited from higher prices for several chemicals that it supplies, which stemmed from capacity shortages.

On the fixed-income side of the Fund, we opted to trim our position in high-yield bonds, an approach that benefited the Fund as high-yield spreads continued to widen throughout the period. In addition, we maintained a shorter average duration than our benchmark to accommodate rising rates and took advantage of opportunities on the short end of the Treasury yield curve.

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Exxon Mobil Corp.	2.8%	1.7%
General Electric Co.	2.5%	1.9%
Texas Instruments, Inc.	2.4%	1.7%
Merrill Lynch & Company, Inc.	2.4%	1.0%
Aetna, Inc.	2.4%	1.6%
Marriott International, Inc. - Class A	2.3%	2.2%
Roche Holding A.G.	2.0%	2.4%
Motorola, Inc.	2.0%	1.6%
JP Morgan Chase & Co.	2.0%	2.0%
Time Warner, Inc.	1.6%	1.8%

Janus Core, Risk-Managed and Value Funds April 30, 2005 5

Janus Balanced Fund (unaudited)

Detractors Included Auto Component Manufacturers and Retailers

Weighing on performance was Lear Corp., a major supplier of automotive interiors to car manufacturers in the United States, Asia and Germany. With 50% of its business coming from the so-called "big three" U.S. automakers (DaimlerChrysler, Ford Motors and General Motors - none of which are Fund holdings), Lear was hurt by these companies' cuts in production. GM in particular shook the entire market with its announcement of a steep decline in first-quarter profits. This news came as a shock considering that investors had been expecting a modest gain. Additionally, Lear was hurt by the upward trend in commodity inflation, which sent steel costs higher and cut into the company's profit margins. We consequently reduced our position in the stock while continuing to closely monitor developments at the company.

Meanwhile, retailer Best Buy hampered the Fund's semiannual return. The company's disappointing performance can be traced to two major factors. First, Best Buy underwent aggressive restructuring and initiated a new customer service program in 2004 - two fundamental developments that helped increase customer traffic but have not yet yielded improvements for Best Buy's operating margins. In addition, investors anticipated that this past holiday season would be the year for digital television and flat-screen units. Although sales were brisk, they did not measure up to expectations. As a result, Best Buy experienced a pause in the growth of its digital and flat screen TV market shares. As a result, we cut our stake in Best Buy.

Investment Strategy and Outlook

In terms of the portfolio's positioning, we remain more heavily invested in equities than bonds at this point. In addition, we have maintained an overweight allocation relative to our benchmark in consumer discretionary names - a result of our substantial position in the lodging sector and in key media names like IAC/InterActiveCorp and Time Warner. We are also focusing to a certain degree on the semiconductor industry, an area that we believe has some of the most attractive opportunities. However, it's important to point out that in a market whose recovery is now four years old, general sector bets grow less effective and individual stock-picking becomes that much more critical.

Finally, I'd like to inform shareholders that effective May 1, 2005, the management of Janus Balanced Fund will shift to new Portfolio Managers Marc Pinto and Gibson Smith. It is important to note that I have the utmost confidence in the new management team, which will continue to perform in-depth, bottom-up research that leads to diversified investments with attractive valuations and strong potential for long-term growth. I'm proud to be able to say that Janus Balanced Fund has earned a 4-star overall Morningstar(1) Rating (based on risk-adjusted returns) and outperformed 94% of its Lipper Balanced Funds peer group over the last ten years (based on total returns). While I can't take all of the credit I'm pleased that I've been able to help contribute to the Fund's record for the last 51/2 years. Thank you for the trust you've placed in me over the years.

(1)Overall rating out of 666 funds in the Moderate Allocation category. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metrics. Rankings and ratings are as of April 30, 2005.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

6 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Balanced Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Balanced Fund	2.41%	6.07%	0.79%	10.92%	11.04%
S&P 500® Index	3.28%	6.34%	(2.94)%	10.26%	10.50%
Lehman Brothers Government/ Credit Index	0.75%	5.13%	7.71%	7.22%	6.86%
Balanced Index	2.14%	5.80%	1.85%	8.89%	8.89%
Lipper Ranking - based on total returns for Balanced Funds	N/A	228/601	208/362	10/162	3/76

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – September 1, 1992

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,024.10	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01

*Expenses are equal to the annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective May 1, 2005, Karen Reidy is no longer the portfolio manager of Janus Balanced Fund, and Marc Pinto and Gibson Smith are now the Fund's co-managers.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Janus Balanced Fund was rated against the following numbers of U.S.-domiciled moderate allocation funds over the following time periods: 666 funds in the last three years and for the Overall rating, 522 funds in the last five years, and 217 funds in the last ten years. With respect to these, moderate allocation funds, Janus Balanced Fund received a Morningstar RatingTM of 3 stars, 3 stars and 5 stars for the three-, five- and ten-year periods, respectively. Ratings as of 4/30/05.

Janus Core, Risk-Managed and Value Funds April 30, 2005 7

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 59.2%
Aerospace and Defense - 1.4%
609,960	Lockheed Martin Corp.	$37,177,062
Automotive - Cars and Light Trucks - 0.5%
321,949	BMW A.G.**	13,645,295
Automotive - Truck Parts and Equipment - Original - 0.4%
336,800	Lear Corp.#	11,414,152
Beverages - Non-Alcoholic - 0.9%
440,835	PepsiCo, Inc.	24,528,059
Casino Hotels - 1.1%
452,045	Harrah's Entertainment, Inc.#	29,663,193
Chemicals - Specialty - 1.3%
196,616	Syngenta A.G.*	20,337,142
651,605	Syngenta A.G. (ADR)*,#	13,507,772
		33,844,914
Computers - 0.6%
204,230	IBM Corp.	15,599,087
Computers - Memory Devices - 0.3%
552,705	EMC Corp.	7,251,490
Computers - Peripheral Equipment - 0%
15,303	Lexmark International Group, Inc. - Class A*,#	1,062,793
Cosmetics and Toiletries - 1.6%
757,385	Procter & Gamble Co.	41,012,398
Diversified Operations - 5.9%
173,870	3M Co.#	13,295,839
1,850,855	General Electric Co.	67,000,952
983,825	Honeywell International, Inc.	35,181,582
1,220,320	Tyco International, Ltd. (New York Shares)	38,208,219
		153,686,592
E-Commerce/Services - 1.2%
1,462,755	IAC/InterActiveCorp*,#	31,800,294
Electric Products - Miscellaneous - 0.8%
48,038	Samsung Electronics Company, Ltd.**	22,041,857
Electronic Components - Semiconductors - 3.7%
1,389,185	Intel Corp.	32,673,631
2,579,680	Texas Instruments, Inc.	64,388,813
		97,062,444
Entertainment Software - 0.2%
83,860	Electronic Arts, Inc.*,#	4,477,285
Finance - Credit Card - 0.6%
299,880	American Express Co.	15,803,676
Finance - Investment Bankers/Brokers - 5.6%
325,912	Citigroup, Inc.	15,304,828
161,420	Goldman Sachs Group, Inc.	17,238,042
1,458,480	JP Morgan Chase & Co.	51,761,455
1,176,740	Merrill Lynch & Company, Inc.	63,461,588
		147,765,913
Finance - Mortgage Loan Banker - 1.1%
335,540	Countrywide Financial Corp.	12,143,193
272,660	Freddie Mac	16,774,043
		28,917,236
Food - Meat Products - 0.3%
499,845	Tyson Foods, Inc. - Class A#	8,442,382

Shares or Principal Amount		Value
Hotels and Motels - 3.0%
989,090	Marriott International, Inc. - Class A#	$62,065,397
321,405	Starwood Hotels & Resorts Worldwide, Inc.#	17,465,148
		79,530,545
Medical - Biomedical and Genetic - 0.7%
494,345	Celgene Corp.*	18,740,619
Medical - Drugs - 3.9%
204,695	Eli Lilly and Co.	11,968,517
311,025	Forest Laboratories, Inc.*,#	11,097,372
447,130	Roche Holding A.G.#	54,091,341
24,710	Roche Holding A.G. (ADR)#	1,488,778
285,079	Sanofi-Aventis**,#	25,240,949
		103,886,957
Medical - HMO - 2.7%
858,835	Aetna, Inc.	63,012,724
97,435	UnitedHealth Group, Inc.	9,208,582
		72,221,306
Multimedia - 1.6%
2,506,855	Time Warner, Inc.*	42,140,233
Networking Products - 0.4%
618,865	Cisco Systems, Inc.*	10,693,987
Oil Companies - Integrated - 5.6%
491,025	BP PLC (ADR)**	29,903,423
1,278,395	Exxon Mobil Corp.	72,906,867
429,544	Suncor Energy, Inc.	15,862,502
126,505	Total S.A. - Class B**,#	28,070,903
		146,743,695
Pharmacy Services - 0.7%
429,005	Caremark Rx, Inc.*	17,181,650
Reinsurance - 0.9%
8,217	Berkshire Hathaway, Inc. - Class B*,#	22,991,248
Retail - Building Products - 0.6%
436,265	Home Depot, Inc.#	15,430,693
Retail - Consumer Electronics - 0.6%
290,195	Best Buy Company, Inc.#	14,608,416
Retail - Discount - 0.4%
212,910	Target Corp.	9,879,024
Retail - Regional Department Stores - 1.2%
531,985	Federated Department Stores, Inc.#	30,589,138
Retail - Restaurants - 1.0%
588,145	Yum! Brands, Inc.#	27,619,289
Semiconductor Components/Integrated Circuits - 0.4%
178,410	Linear Technology Corp.#	6,376,373
134,645	Maxim Integrated Products, Inc.	5,035,723
		11,412,096
Soap and Cleaning Preparations - 0.8%
667,900	Reckitt Benckiser PLC**	21,684,457
Super-Regional Banks - 0.4%
249,205	Bank of America Corp.	11,224,193
Telecommunication Equipment - Fiber Optics - 0.5%
974,945	Corning, Inc.*,#	13,405,494
Therapeutics - 0.3%
241,030	Gilead Sciences, Inc.*,#	8,942,213

See Notes to Schedules of Investments and Financial Statements.

8 Janus Core, Risk-Managed and Value Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Transportation - Railroad - 2.0%
624,512	Canadian National Railway Co. (New York Shares)	$35,728,332
276,695	Union Pacific Corp.#	17,689,111
		53,417,443
Transportation - Services - 0.5%
143,170	FedEx Corp.#	12,162,292
Web Portals/Internet Service Providers - 1.5%
1,128,915	Yahoo!, Inc.*	38,958,857
Wireless Equipment - 2.0%
3,395,445	Motorola, Inc.	52,086,126
Total Common Stock (cost $1,348,141,996)		1,560,746,093
Corporate Bonds - 19.4%
Aerospace and Defense - 0.2%
$5,410,000	Lockheed Martin Corp., 7.65% company guaranteed notes, due 5/1/16	6,569,882
Automotive - Cars and Light Trucks - 0.2%
3,130,000	General Motors Corp., 7.125% senior notes, due 7/15/13	2,485,038
4,175,000	General Motors Nova Financial Corp., 6.85% company guaranteed notes, due 10/15/08	3,862,001
		6,347,039
Automotive - Truck Parts and Equipment - Original - 0.4%
4,010,000	Lear Corp., 7.96% company guaranteed notes, due 5/15/05	4,014,992
7,150,000	Tenneco Automotive, Inc., 8.625% senior subordinated notes due 11/15/14 (144A)	6,524,375
		10,539,367
Beverages - Non-Alcoholic - 0.4%
	Coca-Cola Enterprises, Inc.:
2,435,000	5.375%, notes, due 8/15/06	2,475,328
3,365,000	4.375%, notes, due 9/15/09	3,368,153
3,500,000	6.125%, notes, due 8/15/11	3,814,342
		9,657,823
Brewery - 1.2%
	Anheuser-Busch Companies, Inc.:
5,185,000	5.65%, notes, due 9/15/08	5,410,153
1,610,000	5.75%, notes, due 4/1/10	1,701,303
5,885,000	6.00%, senior notes, due 4/15/11	6,360,708
3,085,000	7.55%, debentures, due 10/1/30	4,052,996
	Miller Brewing Co.:
8,530,000	4.25%, notes, due 8/15/08 (144A)	8,445,400
4,960,000	5.50%, notes, due 8/15/13 (144A)	5,102,352
		31,072,912
Cable Television - 0.8%
6,574,000	Comcast Cable Communications, Inc., 6.75% senior notes, due 1/30/11	7,215,662
2,155,000	Comcast Corp., 6.50% company guaranteed notes, due 1/15/15	2,372,433
	TCI Communications, Inc.:
7,122,000	6.875%, senior notes, due 2/15/06	7,382,031
3,358,000	7.875%, debentures, due 8/1/13	3,962,111
		20,932,237

Shares or Principal Amount		Value
Casino Hotels - 0.3%
$8,195,000	Mandalay Resort Group, 6.50% senior notes, due 7/31/09	$8,276,950
Cellular Telecommunications - 0.3%
6,920,000	Nextel Communications, Inc., 6.875% senior notes, due 10/31/13	7,266,000
Chemicals - Specialty - 0.5%
8,480,000	International Flavors & Fragrances, Inc. 6.45%, notes, due 5/15/06	8,677,618
4,635,000	Nalco Co., 7.75% senior notes, due 11/15/11	4,727,700
		13,405,318
Commercial Banks - 0.5%
6,155,000	Fifth Third Bank, 4.20% notes, due 2/23/10	6,087,658
6,255,000	First Bank National Association, 5.70% subordinated notes, due 12/15/08	6,532,772
		12,620,430
Computers - 0.3%
9,262,000	Hewlett-Packard Co., 3.625% notes, due 3/15/08	9,140,251
Containers - Metal and Glass - 1.3%
2,050,000	Ball Corp., 6.875% company guaranteed notes, due 12/15/12	2,106,375
	Owens-Brockway Glass Container, Inc.:
12,925,000	8.875%, company guaranteed notes due 2/15/09	13,765,125
6,215,000	6.75%, senior notes, due 12/1/14 (144A)	6,059,625
10,500,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	10,788,750
		32,719,875
Containers - Paper and Plastic - 0.2%
4,365,000	Sealed Air Corp., 5.625% notes, due 7/15/13 (144A)	4,443,435
Diversified Financial Services - 0.4%
	General Electric Capital Corp.:
6,035,000	5.35%, notes, due 3/30/06	6,120,467
3,815,000	6.75%, notes, due 3/15/32	4,552,768
		10,673,235
Diversified Operations - 1.6%
	Honeywell International, Inc.:
8,335,000	5.125%, notes, due 11/1/06	8,473,994
5,340,000	6.125%, bonds, due 11/1/11	5,792,394
	Tyco International Group S.A.:
8,860,000	6.375%, company guaranteed notes due 2/15/06**	9,029,084
9,275,000	6.375%, company guaranteed notes due 10/15/11**	10,051,039
6,195,000	6.00%, company guaranteed notes due 11/15/13**	6,616,396
		39,962,907
Electric - Integrated - 0.9%
5,155,000	CMS Energy Corp., 9.875% senior notes, due 10/15/07	5,560,956
9,070,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	8,788,159

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 9

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Electric - Integrated - (continued)
	Pacific Gas and Electric Co.:
$770,000	3.60%, first mortgage notes, due 3/1/09	$748,866
2,640,000	4.20%, first mortgage notes, due 3/1/11	2,580,104
5,485,000	TXU Corp., 5.55% notes, due 11/15/14 (144A)	5,307,670
		22,985,755
Electronic Components - Semiconductors - 1.1%
5,445,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	5,199,975
	Freescale Semiconductor, Inc.:
5,395,000	5.89063%, senior notes, due 7/15/09‡	5,529,875
7,695,000	6.875%, senior notes, due 7/15/11	7,887,375
10,400,000	7.125%, senior notes, due 7/15/14	10,816,000
		29,433,225
Finance - Auto Loans - 0.8%
	General Motors Acceptance Corp.:
3,745,000	6.15%, bonds, due 4/5/07	3,672,946
5,885,000	4.375%, notes, due 12/10/07	5,425,193
6,260,000	7.75%, notes, due 1/19/10	5,900,338
5,335,000	6.875%, notes, due 8/28/12	4,595,852
3,125,000	6.75%, notes, due 12/1/14	2,617,938
		22,212,267
Finance - Consumer Loans - 0.3%
7,315,000	Household Finance Corp., 4.75% notes, due 5/15/09	7,375,883
Finance - Investment Bankers/Brokers - 1.2%
12,355,000	Charles Schwab Corp., 8.05% senior notes, due 3/1/10	13,900,697
10,541,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	10,610,592
7,640,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	7,433,903
		31,945,192
Finance - Mortgage Loan Banker - 0.4%
10,975,000	Countrywide Financial Corp., 2.875% company guaranteed notes, due 2/15/07	10,718,536
Food - Diversified - 0.4%
	Kellogg Co.:
7,085,000	2.875%, senior notes, due 6/1/08	6,800,162
2,455,000	7.45%, debentures, due 4/1/31	3,136,103
		9,936,265
Food - Wholesale/Distribution - 0.2%
4,385,000	Pepsi Bottling Holdings, Inc., 5.625% company guaranteed notes due 2/17/09 (144A)	4,586,131
Hotels and Motels - 0.1%
3,050,000	John Q. Hamons Hotels, Inc., 8.875% first mortgage notes, due 5/15/12	3,248,250
Independent Power Producer - 0.6%
	Reliant Energy, Inc.:
10,105,000	9.25%, secured notes, due 7/15/10	10,332,363
6,325,000	6.75%, secured notes, due 12/15/14	5,597,625
		15,929,988
Investment Companies - 0.3%
9,415,000	Credit Suisse First Boston USA, Inc., 3.875% notes, due 1/15/09	9,233,658

Shares or Principal Amount		Value
Medical - HMO - 0.1%
$3,145,000	UnitedHealth Group, Inc., 5.20% notes, due 1/17/07	$3,204,183
Multimedia - 0.5%
2,945,000	Historic TW, Inc., 9.15% debentures, due 2/1/23	3,961,166
9,676,000	Time Warner, Inc., 6.15% company guaranteed notes, due 5/1/07	10,025,759
		13,986,925
Oil Companies - Exploration and Production - 0.1%
2,025,000	El Paso Production Holding Co., 7.75% company guaranteed notes, due 6/1/13	2,040,188
Oil Companies - Integrated - 0.2%
	El Paso CGP Co.:
1,925,000	7.625%, notes, due 9/1/08	1,910,563
3,850,000	7.42%, notes, due 2/15/37	3,330,250
		5,240,813
Oil Refining and Marketing - 0.4%
10,275,000	Enterprise Products Operating L.P., 5.60% senior notes, due 10/15/14	10,334,513
Pipelines - 0.8%
	El Paso Corp.:
16,730,000	7.00%, senior notes, due 5/15/11	15,809,850
3,080,000	7.875%, notes, due 6/15/12	3,010,700
3,085,000	7.75%, senior notes, due 1/15/32	2,838,200
		21,658,750
Retail - Discount - 0.7%
	Wal-Mart Stores, Inc.:
12,245,000	5.45%, senior notes, due 8/1/06	12,483,581
5,385,000	6.875%, senior notes, due 8/10/09	5,909,607
		18,393,188
Retail - Major Department Stores - 0.4%
11,535,000	May Department Stores Co., 4.80% notes, due 7/15/09	11,544,493
Telecommunication Services - 0.4%
10,315,000	Verizon Global Funding Corp., 4.00% notes, due 1/15/08	10,246,818
Telephone - Integrated - 0.6%
10,000,000	Deutsche Telekom International Finance B.V., 3.875%** company guaranteed notes, due 7/22/08	9,847,720
4,600,000	Sprint Capital Corp., 8.375% notes, due 3/15/12	5,447,311
		15,295,031
Television - 0.1%
3,415,000	British Sky Broadcasting Group PLC, 6.875% company guaranteed notes, due 2/23/09**	3,677,241
Textile-Home Furnishings - 0%
278,000	Mohawk Industries, Inc., 7.20% notes, due 4/15/12	314,946
Transportation - Railroad - 0.2%
	Canadian National Railway Co.:
1,910,000	4.25%, notes, due 8/1/09	1,901,395
3,840,000	6.25%, bonds, due 8/1/34	4,305,155
		6,206,550
Total Corporate Bonds (cost $510,708,435)		513,376,450

See Notes to Schedules of Investments and Financial Statements.

10 Janus Core, Risk-Managed and Value Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
U.S. Government Agencies - 7.8%
	Fannie Mae:
$11,620,000	2.00%, due 1/15/06	$11,500,686
14,518,000	2.125%, due 4/15/06	14,322,196
14,545,000	5.50%, due 5/2/06	14,792,280
7,840,000	4.75%, due 1/2/07	7,933,586
25,235,000	5.00%, due 1/15/07	25,708,686
12,010,000	3.25%, due 11/15/07	11,807,031
4,840,000	2.50%, due 6/15/08	4,622,723
7,715,000	5.25%, due 1/15/09	8,009,134
1,650,000	6.375%, due 6/15/09	1,786,607
9,129,000	6.25%, due 2/1/11	9,874,830
12,613,000	5.375%, due 11/15/11	13,298,706
	Federal Home Loan Bank System
11,700,000	2.25%, due 5/15/06	11,532,374
	Freddie Mac:
26,460,000	1.875%, due 2/15/06	26,120,915
31,470,000	2.375%, due 4/15/06	31,101,202
5,010,000	5.75%, due 4/15/08	5,251,006
2,155,000	5.75%, due 3/15/09	2,279,533
2,040,000	7.00%, due 3/15/10	2,286,057
3,712,000	5.875%, due 3/21/11	3,959,917
Total U.S. Government Agencies (cost $206,033,267)		206,187,469
U.S. Treasury Notes/Bonds - 9.6%
	U.S. Treasury Notes/Bonds:
21,045,000	3.50%, due 11/15/06#	21,031,027
15,375,000	3.00%, due 12/31/06#	15,226,662
15,625,000	5.625%, due 5/15/08#	16,461,188
19,705,000	3.125%, due 4/15/09#	19,203,133
18,802,000	6.00%, due 8/15/09#	20,387,685
4,960,000	5.75%, due 8/15/10#	5,389,739
3,940,000	5.00%, due 8/15/11#	4,159,623
5,785,000	4.25%, due 8/15/14#	5,809,407
4,420,000	4.00%, due 2/15/15#	4,348,347
16,055,000	7.25%, due 5/15/16#	20,164,085
3,542,000	8.125%, due 8/15/19#	4,892,388
13,030,000	7.875%, due 2/15/21#	17,896,913
12,284,000	7.25%, due 8/15/22#	16,177,930
17,447,000	6.25%, due 8/15/23#	20,967,752
14,852,000	6.00%, due 2/15/26#	17,573,510
8,736,000	5.25%, due 2/15/29#	9,540,324
11,139,000	6.25%, due 5/15/30#	13,868,489
17,565,000	5.375%, due 2/15/31#	19,838,842
Total U.S. Treasury Notes/Bonds (cost $243,748,197)		252,937,044
Other Securities - 14.2%
375,293,953	State Street Navigator Securities Lending Prime Portfolio† (cost $375,293,953)	375,293,953
Repurchase Agreement - 1.8%
$48,600,000	Merrill Lynch and Company, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $48,612,150 collateralized by $49,498,067 in U.S. Treasury Notes/Bonds 3.125% - 3.375%, 1/31/07 - 2/28/07 with a value of $49,572,175 (cost $48,600,000)	48,600,000

Shares or Principal Amount		Value
Time Deposit - 2.0%
$52,900,000	Societe Generale, ETD 2.94%, 5/2/05 (cost $52,900,000)	$52,900,000
Total Investments (total cost $2,785,425,848) – 114.0%		3,010,041,009
Liabilities, net of Cash, Receivables and Other Assets - (14.0)%		(368,750,373)
Net Assets – 100%		$2,641,290,636

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$38,208,219	1.3%
Canada	61,659,385	2.0%
France	53,311,852	1.7%
Germany	13,645,295	0.5%
Luxembourg	25,696,519	0.9%
Netherlands	9,847,720	0.3%
South Korea	22,041,857	0.7%
Switzerland	89,425,033	3.0%
United Kingdom	55,265,121	1.8%
United States††	2,640,940,008	87.8%
Total	$3,010,041,009	100.0%

††Includes Short-Term Securities and Other Securities (71.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 5/20/05	2,750,000	$5,238,890	$(184,940)
British Pound 7/15/05	11,275,000	21,427,283	(208,860)
Euro 7/15/05	21,200,000	27,341,911	50,609
South Korean Won 5/27/05	1,500,000,000	1,504,232	(50,744)
South Korean Won 11/14/05	2,200,000,000	2,207,700	(16,465)
South Korean Won 11/30/05	2,000,000,000	2,007,319	(14,295)
Total		$59,727,335	$(424,695)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 11

Janus Contrarian Fund (unaudited)

Fund Snapshot

This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker

portfolio manager

Performance Overview

I would like to thank you for your continued investment in Janus Contrarian Fund. During the six-month period ended April 30, 2005, the performance of the Fund was 5.23% vs. a gain of 3.28% for the S&P 500® Index, the Fund's benchmark.

Investment Philosophy and Process

As I have discussed in past letters, the performance of the Fund will often act differently than the general market specifically because the performance of the companies we buy for the Fund is generally very specific to the company itself. In other words, a contrarian stock will likely not follow the day-to-day or even month-to-month direction of the general market. It often takes a long time for a company to demonstrate its ability to create value, and sometimes even longer for the market to recognize it. For this reason, it is important that an investor in this fund be comfortable with our process and our discipline because there will be times when the performance of the Fund will lag that of the general market.

Let me offer an example of this. We have been owners of Ceridian for a number of years, and the cumulative performance of the stock has badly lagged not only the performance of the Fund, but that of the general market as well. One may question why I would continue to hold a position that has consistently damaged the performance of the Fund for the last five years. The first response to such a question is that it was clearly a mistake to buy Ceridian when I did. However, I do not think it is a mistake to own the company. We have extensively analyzed Ceridian, which is an information technology company offering primarily human resources solutions, and firmly believe that not only is it undervalued, but that its fundamentals are improving to a point where we believe this value may eventually be recognized by the market.

Patience and conviction is vital to invest successfully in contrarian stocks. One cannot expect value to be recognized immediately and one must therefore have conviction in the process in order to be patient. However, it is also important to recognize when patience begins to look more like obstinacy. I don't believe this is the case with Ceridian, despite the fact that its turnaround has taken substantially longer than I anticipated, and I firmly believe that the value discrepancy is sufficient to maintain the position in the Fund.

I should note that I will not sell a company for the sole reason that the stock goes down or doesn't perform. The decision to sell, like the decision to buy, is much more complex than that. Many factors drive the near-term performance of the market or a stock. It is important to consider those factors but also to consider the fundamental reason for owning the stock in the first place. To the extent that my central thesis for owning the stock is unchanged, then the decision to sell would simply be a knee-jerk reaction rather than a rational one.

Stocks That Contributed to Performance

Apple Computer, a longtime holding and a company I have discussed extensively in past letters, was the most important contributor to the Fund. It returned 37.29% during the period. I sold over half of the position last year, but due to the strong performance, it remains a large holding. While Apple is certainly no longer a controversial stock, I believe the opportunity to grow its share in computer hardware is being overshadowed by the emphasis being placed on its iPod division. From my

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
EchoStar Communications Corp. - Class A	4.9%	4.9%
SK Corp.	4.7%	5.9%
Ceridian Corp.	4.7%	3.9%
Reliance Industries, Ltd.	4.5%	5.0%
Apple Computer	4.0%	3.5%
Computer Associates International, Inc.	4.0%	5.8%
JP Morgan Chase & Co.	3.3%	3.5%
SBS Broadcasting S.A. (New York Shares)	3.2%	2.8%
Liberty Media Corp. - Class A	3.2%	3.8%
Reckitt Benckiser PLC	3.1%	2.3%

12 Janus Core, Risk-Managed and Value Funds April 30, 2005

(unaudited)

perspective, Apple, due in large part to the success of the iPod, will continue to show improvement in its sales of computer hardware, and this fact will drive future share improvement.

SBS Broadcasting, a large European media company, was also a strong performer in the period (up 33.86%). It has demonstrated excellent revenue growth over the last five years as it has built out its platform and even more meaningful cash flow growth due to substantial margin improvement. Even following its strong performance, I believe the market is undervaluing the powerful media platform it has created. Nonetheless, we have begun to take profits on the position.

Other important contributors to the performance of the Fund include Station Casinos (up 27.59%), SK Corp. (up 9.88%), and ICICI Bank (up 25.55%).

Stocks That Detracted From Performance

We did have a few holdings that negatively affected the performance of the Fund. The worst performer was Lear Corp., an automotive parts supplier (down 36.63%). We sold a substantial portion of the position last year, but I clearly made a mistake by not selling the entire position. Due to very heavy reliance on General Motors and Ford and, in particular, to the Sport Utility divisions of these companies, severe weakness at these two companies caused a significant impact on the earnings of Lear. I have chosen not to sell any more of the position at current levels because I am confident in management and the high returns that this company can generate. I view the disruption to the earnings and cash flow as temporary and, based on normalized earnings and cash flow, believe this company is substantially undervalued at these levels.

Other detractors from performance in the period include Advanced Micro Devices ("AMD") (down 15.40%) following an earnings miss due to weakness in its flash business, E*Trade (down 13.88%) due to concern surrounding a price war in on-line brokerage, and Fred's (down 17.35%), which saw soft retail demand. I maintain positions in both AMD and E*Trade due to the fact that I believe they are substantially undervalued at current levels.

Investment Strategy and Outlook

As I have generally discussed in the past, I do not have an opinion of the future direction of the market. There are currently a number of factors causing consternation among investors, such as rising interest rates, persistently high oil prices, a consumer that is showing signs of weakness, and a stock market that has been reasonably strong for the past two years. The market is a dynamic discounting mechanism that doesn't simply try to anticipate change; it tries to anticipate the anticipation of change. This process can often create a very volatile environment, like the one we are seeing today, when market participants are trying to digest many conflicting data points. While resolution of the issues surrounding the strength of the economy will certainly impact the near-term direction of the market and the stocks held in Janus Contrarian Fund, I have great confidence in the intrinsic value of the companies that make up the Fund. Again, I believe that conviction and patience are the keys to long-term investment success and the very attributes that are necessary to get through a difficult market environment.

I thank you for your continued investment in Janus Contrarian Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Core, Risk-Managed and Value Funds April 30, 2005 13

Janus Contrarian Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Contrarian Fund	5.23%	11.50%	2.69%	4.73%
S&P 500® Index	3.28%	6.34%	(2.94)%	(1.66)%
Lipper Ranking - based on total returns for Multi-Cap Core Funds	N/A	46/739	95/367	76/351

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – February 29, 2000

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,052.30	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71

*Expenses are equal to the annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

14 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 100.9%
Advertising Agencies - 2.5%
4,976,850	Interpublic Group of Companies, Inc.*,#	$64,002,291
Automotive - Cars and Light Trucks - 2.0%
5,287,551	Tata Motors, Ltd.	50,133,549
Automotive - Truck Parts and Equipment - Original - 1.9%
1,412,615	Lear Corp.#	47,873,522
Broadcast Services and Programming - 3.8%
8,273,746	Liberty Media Corp. - Class A*,#	83,068,410
1,500,000	UnitedGlobalCom, Inc. - Class A*,#	13,425,000
		96,493,410
Building Products - Cement and Aggregate - 2.7%
1,267,425	Cemex S.A. de C.V. (ADR)	45,627,300
2,352,455	Gujarat Ambuja Cements, Ltd.	22,765,288
		68,392,588
Cable Television - 7.7%
4,323,930	EchoStar Communications Corp. - Class A*	125,177,773
1,814,423	Liberty Media International, Inc. - Class A*	75,244,121
		200,421,894
Casino Hotels - 2.5%
1,011,955	Station Casinos, Inc.#	65,301,456
Commercial Banks - 3.8%
3,745,842	ICICI Bank, Ltd.*,#	31,040,087
2,370,000	ICICI Bank, Ltd. (ADR)	42,849,600
2,763	Mitsubishi Tokyo Financial Group, Inc.	24,006,240
		66,855,840
Computer Services - 4.7%
7,168,230	Ceridian Corp.*	120,928,040
Computers - 4.0%
2,861,014	Apple Computer, Inc.*,#	103,168,165
Diversified Operations - 4.3%
2,190,146	Smiths Group PLC**	35,908,778
2,375,785	Tyco International, Ltd. (New York Shares)	74,385,828
		110,294,606
Electric - Generation - 1.7%
22,965,407	National Thermal Power Corporation, Ltd.	43,414,279
Electronic Components - Semiconductors - 2.2%
4,041,550	Advanced Micro Devices, Inc.*,#	57,511,257
Electronic Design Automation - 0.7%
1,292,370	Cadence Design Systems, Inc.*,#	18,093,180
Enterprise Software/Services - 4.0%
3,805,040	Computer Associates International, Inc.#	102,355,576
Finance - Investment Bankers/Brokers - 5.7%
5,588,941	E*TRADE Financial Corp.*,#	62,093,135
2,367,000	JP Morgan Chase & Co.	84,004,829
		146,097,964
Finance - Mortgage Loan Banker - 0.7%
1,125,370	Housing Development Finance Corporation, Ltd.	18,928,905
Financial Guarantee Insurance - 1.7%
832,100	MBIA, Inc.#	43,585,398
Food - Dairy Products - 0.4%
334,280	Dean Foods Co.*	11,485,861

Shares or Principal Amount		Value
Food - Diversified - 0.9%
2,180,157	Cadbury Schweppes PLC**	$21,920,622
Independent Power Producer - 2.2%
5,555,970	Reliant Energy, Inc.*,#	56,504,215
Leisure and Recreation Products - 2.6%
14,576,266	EMI Group PLC*,**	66,325,998
Metal Processors and Fabricators - 1.5%
1,258,314	Bharat Forge, Ltd.	37,578,929
Multi-Line Insurance - 1.3%
1,200,000	CNA Financial Corp.*,#	32,940,000
Multimedia - 0.9%
835,000	Walt Disney Co.	22,044,000
Oil - U.S. Royalty Trusts - 0%
19,475	Tel Offshore Trust	143,141
Oil Companies - Exploration and Production - 1.1%
500,000	Chesapeake Energy Corp.	9,620,000
1,343,130	Magnum Hunter Resources, Inc.*,#	19,381,366
		29,001,366
Oil Companies - Integrated - 3.6%
834,775	BP PLC (ADR)**	50,837,798
1,150,000	Suncor Energy, Inc. (New York Shares)	42,389,000
		93,226,798
Oil Refining and Marketing - 4.7%
2,159,880	SK Corp.**	120,982,860
Paper and Related Products - 1.0%
10,315,353	Ballarpur Industries, Ltd.£	24,650,662
Petrochemicals - 4.5%
9,461,169	Reliance Industries, Ltd.	114,833,563
Pipelines - 2.5%
1,434,006	Kinder Morgan Management LLC*,#	63,067,584
Publishing - Periodicals - 0.8%
1,674,700	Playboy Enterprises, Inc. - Class B*,£	20,230,376
Reinsurance - 2.5%
23,061	Berkshire Hathaway, Inc. - Class B*	64,524,909
Retail - Discount - 1.1%
1,954,691	Fred's, Inc.	28,225,738
Retail - Major Department Stores - 1.5%
808,615	J.C. Penney Company, Inc.#	38,336,437
Soap and Cleaning Preparations - 3.1%
2,430,961	Reckitt Benckiser PLC**	78,925,094
Steel - Producers - 2.3%
7,437,463	Tata Iron and Steel Company, Ltd.	58,281,681
Television - 5.8%
5,644,742	British Sky Broadcasting Group PLC**	58,419,339
1,822,083	SBS Broadcasting S.A. (New York Shares)*,£	83,998,025
1,267,992	Sinclair Broadcast Group, Inc. - Class A#	9,712,819
		152,130,183
Total Common Stock (cost $1,919,438,050)		2,590,252,024
Corporate Bonds - 0%
Retail - Discount - 0%
$16,925,000	Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06‡,º,ß,ºº (cost $7,900,645)	0

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 15

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Warrants - 0%
Metal Processors and Fabricators - 0%
29,853	Bharat Forge, Ltd. – expires 8/6/06*,ß (cost $0)	$181,875
Other Securities - 6.5%
167,531,384	State Street Navigator Securities Lending Prime Portfolio† (cost $167,531,384)	167,531,384
Total Investments (total cost $2,094,870,079) – 107.4%		2,757,965,283
Liabilities, net of Cash, Receivables and Other Assets – (7.4)%		(190,032,622)
Net Assets – 100%		$2,567,932,661

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$74,385,828	2.7%
Canada	42,389,000	1.5%
India	444,658,418	16.1%
Japan	24,006,240	0.9%
Luxembourg	83,998,025	3.0%
Mexico	45,627,300	1.7%
South Korea	120,982,860	4.4%
United Kingdom	312,337,629	11.3%
United States††	1,609,579,983	58.4%
Total	$2,757,965,283	100.0%

††Includes Short-Term Securities and Other Securities (52.3% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 5/20/05	131,600,000	$250,704,725	$(6,513,927)
British Pound 7/15/05	11,100,000	21,094,708	(205,618)
British Pound 8/19/05	9,300,000	17,651,007	(185,606)
South Korean Won 5/27/05	11,150,000,000	11,181,457	(805,058)
South Korean Won 11/14/05	72,850,000,000	73,104,982	(404,870)
South Korean Won 11/30/05	27,500,000,000	27,600,635	(196,549)
Total		$401,337,514	$(8,311,628)

See Notes to Schedules of Investments and Financial Statements.

16 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Core Equity Fund (unaudited)

Fund Snapshot

This core holding looks for companies that can deliver above-market returns with below-market risk.

Karen L. Reidy

portfolio manager

Performance Overview

During the six-month period ended April 30, 2005, Janus Core Equity Fund posted a solid gain of 4.11%, outpacing the S&P 500® Index's return of 3.28%. It was a volatile period, with stocks surging in late 2004 and then pulling back significantly in the first quarter of 2005. Thanks to our steadfast, bottom-up approach, we performed well relative to our benchmark during both the rally and the ensuing retreat.

Specifically, our holdings representing the healthcare equipment and services as well as leisure (hotels and restaurants) industries contributed to our outperformance. On the down side, underweight positions in the solid-performing utilities sector and in the food, beverage and tobacco sector held back our relative results.

Strategy in This Environment

After rallying on the heels of the U.S. presidential election in November 2004, stocks experienced a significant slowdown in the first quarter of 2005 due to two major pressures: uncertainty over interest rates and rising commodity prices.

As always, while we considered the impact to the Fund's holdings of important macroeconomic shifts and how they impacted our companies, we focused on the investment philosophy that has long driven our performance. Throughout the period, we continued to stay focused on our long-term goals, using a disciplined, bottom-up approach to uncover stalwart companies with staying power, reasonable valuations, and a higher-than-average capacity for growth.

Portfolio Composition

As of April 30, 2005, the Fund was 97.5% invested in equities, with foreign stocks accounting for 22.5% of total net assets. The Fund's 10 largest equity holdings represented 35.1% of its total net assets and we held a cash position of 2.5%.

The Fund's Strongest Gainers Included Health Insurers and Hotels

The Fund benefited from strong performance across a variety of market areas, including the healthcare equipment and services industry. For example, health insurer Aetna exceeded earnings expectations during the semiannual period. The company has shown its ability to turn things around under a relatively new management team. Led by President and CEO Jack Rowe, Aetna has enhanced its relationships with healthcare providers by overcoming the problems it had paying doctors and hospitals on time in previous years. In addition, the company has worked to combat fraudulent claims and increase profitability by keeping its subscriber base as healthy and as informed as possible.

Meanwhile, we continued to see strong performance from our lodging stocks, which enjoyed excellent returns both last year and during the first four months of 2005. You may recall that we began building our investments in lodging during the weak travel year that followed 9/11. We focused on well-run hotel chains with the strongest brands in order to be in a position to take full advantage of the recovery in both business and leisure travel that had ensued. On top of the industry's solid fundamentals, the dollar's decline against other currencies had bolstered the performance of Marriott International and Starwood Hotels & Resorts, which owns the popular Sheraton, Westin, and W hotel lines. Both Marriott and Starwood have a large presence in coastal cities and other destinations of choice for foreign travelers. In addition to the resurgence of the American business traveler, these foreign visitors helped drive demand for hotel rooms and associated daily rates.

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Exxon Mobil Corp.	4.3%	2.9%
General Electric Co.	4.0%	3.3%
Texas Instruments, Inc.	3.9%	2.9%
Aetna, Inc.	3.7%	2.6%
Merrill Lynch & Company, Inc.	3.7%	1.2%
Marriott International, Inc. - Class A	3.6%	3.8%
JP Morgan Chase & Co.	3.4%	3.6%
Roche Holding A.G.	3.2%	3.6%
Motorola, Inc.	2.9%	2.9%
Time Warner, Inc.	2.4%	2.5%

Janus Core, Risk-Managed and Value Funds April 30, 2005 17

Janus Core Equity Fund (unaudited)

Detractors Included Auto Component Manufacturers and Retailers

Weighing on performance was Lear, a major supplier of automotive interiors to car manufacturers in the United States, Asia and Germany. With 50% of its business coming from the so-called "big three" U.S. automakers (DaimlerChrysler, Ford Motors, and General Motors – none of which are Fund holdings), Lear was hurt by these companies' cuts in production. GM in particular shook the entire market with its announcement of a steep decline in first-quarter profits. This news came as a shock considering that investors had been expecting a modest gain. Additionally, Lear was hurt by the upward trend in commodity inflation, which sent steel costs higher and cut into the company's profit margins. We consequently reduced our position in the stock while continuing to closely monitor developments at the company.

Meanwhile, retailer Best Buy hampered the Fund's semiannual return. The company's disappointing performance can be traced to two major factors. First, Best Buy underwent aggressive restructuring and initiated a new customer service program in 2004 – two fundamental developments that helped increase customer traffic but have not yet yielded improvements for Best Buy's operating margins. In addition, investors anticipated that this past holiday season would be the year for digital television and flat-screen units. Although sales were brisk, they did not measure up to expectations. As a result, Best Buy experienced a pause in the growth of its digital and flat-screen TV market shares.

Investment Strategy and Outlook

In terms of the Fund's positioning, we have maintained an overweight allocation relative to our benchmark in consumer discretionary names – a result of our substantial position in the lodging sector and in key media names like InterActiveCorp and Time Warner. We are also focusing to a certain degree on the technology sector, an area that we believe has some of the most attractive opportunities. However, it's important to point out that in a market whose recovery is now four years old, we believe general sector bets grow less effective and individual stock-picking becomes that much more critical.

Finally, I'd like to inform shareholders that effective May 1, 2005, the management of Janus Core Equity Fund will shift to new Portfolio Manager Minyoung Sohn. I've worked closely with Min over the last seven years and I believe he's one of the most talented investors I've known in my ten years in the business. I know Min and his team will continue to perform in-depth, fundamental analysis that leads to company investments with attractive valuations and strong potential for long-term growth. I'm proud to be able to say that Janus Core Equity Fund has outperformed 73% of its Lipper Large Cap Core Funds peer group (based on total returns) during my tenure* as Portfolio Manager. I thank you for the trust you've placed in me over the years.

*December 31, 1999 – April 30, 2005

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

18 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Core Equity Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Core Equity Fund	4.11%	8.74%	(2.21)%	11.60%
S&P 500® Index	3.28%	6.34%	(2.94)%	8.04%
Lipper Ranking - based on total returns for Large-Cap Core Funds	N/A	38/917	153/600	5/291

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – June 28, 1996

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,041.10	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

*Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective May 1, 2005, Karen Reidy is no longer the portfolio manager of Janus Core Equity Fund, and Minyoung Sohn is now the Fund manager.

Janus Core, Risk-Managed and Value Funds April 30, 2005 19

Janus Core Equity Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 96.8%
Aerospace and Defense - 2.2%
223,895	Lockheed Martin Corp.	$13,646,400
Agricultural Chemicals - 0.7%
110,930	Mosaic Co.*,#	1,425,451
35,115	Potash Corporation of Saskatchewan, Inc. (New York Shares)#	2,954,576
		4,380,027
Audio and Video Products - 0.4%
34,755	Harman International Industries, Inc.	2,731,048
Automotive - Cars and Light Trucks - 0.6%
83,515	BMW A.G.**	3,539,650
Automotive - Truck Parts and Equipment - Original - 0.6%
107,350	Lear Corp.#	3,638,092
Beverages - Non-Alcoholic - 0.9%
102,080	PepsiCo, Inc.	5,679,731
Casino Hotels - 1.7%
154,590	Harrah's Entertainment, Inc.	10,144,196
Cellular Telecommunications - 0.7%
192,295	Nextel Partners, Inc. - Class A*	4,522,778
Chemicals - Specialty - 1.8%
25,029	Syngenta A.G.*	2,588,896
399,270	Syngenta A.G. (ADR)*	8,276,867
		10,865,763
Commercial Banks - 0.4%
31,669	UBS A.G.	2,539,039
Computers - 1.0%
79,080	IBM Corp.	6,040,130
Computers - Peripheral Equipment - 0%
4,360	Lexmark International Group, Inc. - Class A*	302,802
Cosmetics and Toiletries - 2.4%
272,140	Procter & Gamble Co.	14,736,381
Diversified Operations - 11.3%
63,975	3M Co.	4,892,168
674,260	General Electric Co.	24,408,211
342,000	Honeywell International, Inc.	12,229,920
771,935	Smiths Group PLC**	12,656,345
444,540	Tyco International, Ltd. (New York Shares)	13,918,547
		68,105,191
E-Commerce/Services - 1.8%
496,055	IAC/InterActiveCorp*,#	10,784,236
Electric Products - Miscellaneous - 1.2%
16,350	Samsung Electronics Company, Ltd.	7,502,069
Electronic Components - Semiconductors - 7.5%
742,135	Advanced Micro Devices, Inc.*	10,560,581
491,855	Intel Corp.	11,568,430
943,010	Texas Instruments, Inc.	23,537,529
		45,666,540
Entertainment Software - 0.2%
21,505	Electronic Arts, Inc.*	1,148,152
Finance - Credit Card - 0.7%
82,765	American Express Co.	4,361,716

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 9.0%
126,740	Citigroup, Inc.	$5,951,710
51,305	Goldman Sachs Group, Inc.	5,478,861
573,065	JP Morgan Chase & Co.	20,338,077
413,300	Merrill Lynch & Company, Inc.	22,289,268
		54,057,916
Finance - Mortgage Loan Banker - 1.7%
117,673	Countrywide Financial Corp.	4,258,586
95,355	Freddie Mac	5,866,239
		10,124,825
Food - Meat Products - 0.5%
196,575	Tyson Foods, Inc. - Class A	3,320,152
Hotels and Motels - 4.8%
19,970	Four Seasons Hotels, Inc.	1,267,496
352,255	Marriott International, Inc. - Class A	22,104,001
103,735	Starwood Hotels & Resorts Worldwide, Inc.	5,636,960
		29,008,457
Machinery - Construction and Mining - 1.3%
1,122,060	Komatsu, Ltd.	7,926,636
Medical - Biomedical and Genetic - 1.3%
206,555	Celgene Corp.*	7,830,500
Medical - Drugs - 5.6%
87,180	Eli Lilly and Co.	5,097,415
83,140	Forest Laboratories, Inc.*	2,966,435
161,117	Roche Holding A.G.#	19,491,054
74,060	Sanofi-Aventis**,#	6,557,286
		34,112,190
Medical - HMO - 3.9%
309,310	Aetna, Inc.	22,694,074
9,850	UnitedHealth Group, Inc.	930,924
		23,624,998
Multimedia - 2.4%
880,650	Time Warner, Inc.*	14,803,727
Networking Products - 0.9%
303,260	Cisco Systems, Inc.*	5,240,333
Oil Companies - Integrated - 8.1%
110,155	BP PLC (ADR)**	6,708,440
451,905	Exxon Mobil Corp.	25,772,141
213,871	Suncor Energy, Inc.	7,897,978
37,829	Total S.A. - Class B**	8,394,089
		48,772,648
Oil Refining and Marketing - 0.8%
73,595	Premcor, Inc.#	4,868,309
Pharmacy Services - 0.9%
131,205	Caremark Rx, Inc.*	5,254,760
Reinsurance - 1.4%
2,941	Berkshire Hathaway, Inc. - Class B*	8,228,947
Retail - Building Products - 0.9%
153,950	Home Depot, Inc.	5,445,212
Retail - Consumer Electronics - 0.9%
103,585	Best Buy Company, Inc.	5,214,469
Retail - Discount - 0.5%
64,535	Target Corp.	2,994,424
Retail - Regional Department Stores - 1.9%
202,485	Federated Department Stores, Inc.	11,642,888

See Notes to Schedules of Investments and Financial Statements.

20 Janus Core, Risk-Managed and Value Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Retail - Restaurants - 1.2%
155,230	Yum! Brands, Inc.	$7,289,601
Semiconductor Components/Integrated Circuits - 0.6%
54,615	Linear Technology Corp.	1,951,940
49,390	Maxim Integrated Products, Inc.	1,847,186
		3,799,126
Soap and Cleaning Preparations - 1.4%
258,296	Reckitt Benckiser PLC**	8,385,999
Super-Regional Banks - 0.5%
71,125	Bank of America Corp.	3,203,470
Telecommunication Equipment - Fiber Optics - 0.8%
359,680	Corning, Inc.*	4,945,600
Therapeutics - 0.6%
93,195	Gilead Sciences, Inc.*	3,457,535
Transportation - Railroad - 2.9%
206,782	Canadian National Railway Co. (New York Shares)	11,829,998
94,570	Union Pacific Corp.	6,045,860
		17,875,858
Transportation - Services - 0.9%
48,350	FedEx Corp.	4,107,333
22,455	United Parcel Service, Inc. - Class B	1,601,266
		5,708,599
Web Portals/Internet Service Providers - 2.1%
368,455	Yahoo!, Inc.*	12,715,382
Wireless Equipment - 2.9%
1,164,425	Motorola, Inc.	17,862,280
Total Common Stock (cost $504,721,331)		588,048,782
Preferred Stock - 0.7%
Automotive - Cars and Light Trucks - 0.7%
6,099	Porsche A.G.** (cost $2,550,058)	3,948,739
Other Securities - 6.4%
38,729,044	State Street Navigator Securities Lending Prime Portfolio† (cost $38,729,044)	38,729,044
Repurchase Agreement - 2.4%
$14,700,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $14,703,663 collateralized by $29,418,874 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $14,994,093 (cost $14,700,000)	14,700,000
Total Investments (total cost $560,700,433) – 106.3%		645,426,565
Liabilities, net of Cash, Receivables and Other Assets – (6.3)%		(38,358,733)
Net Assets – 100%		$607,067,832

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$13,918,547	2.2%
Canada	23,950,048	3.8%
France	14,951,375	2.3%
Germany	7,488,389	1.1%
Japan	7,926,636	1.2%
South Korea	7,502,069	1.2%
Switzerland	32,895,856	5.2%
United Kingdom	27,750,784	4.3%
United States††	509,042,861	78.7%
Total	$645,426,565	100.0%

††Includes Short-Term Securities and Other Securities (70.6% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 5/20/05	3,825,000	$7,286,820	$(257,235)
British Pound 7/15/05	3,500,000	6,651,485	(64,835)
Euro 7/15/05	7,545,000	9,730,883	18,012
Total		$23,669,188	$(304,058)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 21

Janus Growth and Income Fund (unaudited)

Fund Snapshot

This more conservative growth fund combines historically consistent performers with higher-potential growth opportunities.

Minyoung Sohn

portfolio manager

Performance Overview

I am pleased to report that for the six months ended April 30, 2005, Janus Growth and Income Fund gained 5.66% versus a 3.28% return for its benchmark, the S&P 500® Index. The Russell 1000® Growth Index returned 1.14% for the same period.

Investment Philosophy and Strategy

The Fund is managed for shareholders in pursuit of longer-term financial objectives such as building a retirement nest egg, buying a home, or funding a college education. My goal is to deliver top-quartile returns while minimizing volatility. This is easier said than done – so what is my strategy? Conceptually, I think of the Fund as holding two buckets of stocks. The first bucket holds two-thirds to three-fourths of the Fund's total assets in what I call "core long-term holdings." These are companies that I believe have sustainable competitive advantages in one of several competencies, including product distribution (Fund examples include Pepsi and Yahoo!), research and development or product development (Exxon Mobil and Electronic Arts), or manufacturing (Procter & Gamble and Nokia). In other cases, these are companies that I believe have fundamentally advantaged business models such as Dell Computer and Amazon.com.

The Fund generally holds these stocks with a longer time horizon – two to five years – but in certain cases, I will sell companies with wide competitive moats if the industry fundamentals deteriorate. A good example of this is Anheuser-Busch ("Bud"). This company was among the top 10 holdings in the Fund at the beginning of 2004; and for good reason – it has approximately 50% market share of the domestic beer industry, which yields enormous scale benefits in manufacturing and advertising efficiency. Bud also wields considerable distribution advantages because the majority of its sales are executed by exclusive wholesalers. By comparison, competitors Miller and Coors are often sold under a shared house. Despite these advantages, I sold the entire position because our research suggested heightened competitive pressure in the beer industry as consumers have shifted to drinking more wine and spirits.

The Fund's second bucket of stocks is comprised of "special situations." This term includes situations where, in some cases, under a new management team, companies restructure their business portfolio to unlock potential value (Fund examples include Tyco and Marvel Enterprises); or opportunities where the market unfairly punishes a stock in reaction to an outside event American International Group ("AIG"); or situations where a company has a product-specific catalyst (American Micro Devices ("AMD") and Rockwell Automation). My investment time horizon for these stocks is generally shorter – 12 to 18 months – as I invest with the anticipation that these stocks may react to the realization of a specific catalyst.

Portfolio Composition

As of April 30, 2005, the Fund was 98.8% invested in equities, with foreign stocks accounting for 26.0% of total net assets. The Fund's 10 largest equity holdings represented 31.8% of its total net assets and we held a cash position of 1.2%.

Healthcare Services and Energy Were Strong Performers

Turning to exceptional individual performers during the semiannual period, Aetna and UnitedHealth Group continued to drive strong results. We believe that we are in a strong healthcare product and services cycle. In this environment both Aetna and UnitedHealth are benefiting from their ability to provide a wide range of innovative, consumer-driven healthcare services, such

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Exxon Mobile Corp.	4.6%	3.9%
Tyco International, Ltd. (New York Shares)	4.5%	5.3%
Citigroup, Inc.	3.6%	3.5%
UnitedHealth Group, Inc.	3.6%	3.0%
Advanced Micro Devices, Inc.	3.1%	3.0%
Suncor Energy, Inc.	2.8%	1.7%
Procter & Gamble Co.	2.5%	2.1%
Roche Holding A.G.	2.5%	2.6%
British Sky Broadcasting Group PLC	2.4%	2.1%
Caremark Rx, Inc.	2.2%	1.9%

22 Janus Core, Risk-Managed and Value Funds April 30, 2005

(unaudited)

as health savings accounts, which enable their employer-clients to offer healthcare to their employees in this period of rising costs.

Our energy holdings were also strong positive contributors to performance. I believe that oil and energy prices will remain high this year and next due to this tight market. Our oil supply and demand model suggests that increased energy demand from normal worldwide economic growth will eat into OPEC's spare production capacity.

The Fund's holdings in the energy sector include both "core" and "special situations." Exxon Mobil has an enormous resource base totaling over 72 billion barrels of oil equivalent; but more importantly, the company boasts the best record of investment discipline among its peers, resulting in the strongest record of returns on invested capital. EnCana, the largest producer of natural gas in North America, has an unparalleled land position in Canada with large, contiguous acreage which enables the company to engage in a low-risk development strategy of its resource plays. Suncor Energy is an investment in the potential of Canada's vast oil sands. This resource is mined at shallow depths or produced in situ in deeper areas. Consequently, although the oil sands are expensive to develop, they pose no exploration risk, and I believe these assets will become increasingly attractive in high oil price environment.

Select Holdings in Technology and Retail Negatively Impacted Performance

Advanced Micro Devices ("AMD") is one of the largest holdings in the Fund at approximately 3.1% of total assets. As I have written before, I remain enthusiastic about the company's prospects for its microprocessor business due to the opportunity in 64-bit (this includes dual core processing). Our work on AMD has been broad and deep. We have had numerous conversations with information technology purchasing managers, industry consultants, sales partners and supply chain partners to gain confidence that AMD's Opteron and Athlon 64 microprocessors are gaining acceptance in the marketplace. The stock has been weak this period, as earnings fell short of expectations due to continued weakness in the flash memory business. From a valuation perspective, I believe that AMD offers significant upside once the company establishes sustainable profitability in its strengthening microprocessor business.

Two of the Fund's retail holdings, Best Buy and PETsMART, were also negative contributors during the period. We believe Best Buy is well positioned to benefit from a strong product cycle in advanced and digital televisions over the next few years. The company should also capture benefits from a new customer-focused program called "Customer Centricity," which focuses on the most attractive customers, and a computer service operation called "Geek Squad." I'm confident that these initiatives, coupled with numerous cost savings efforts, should enable the company to deliver good earnings growth.

PETsMART is another retail concept, with favorable growth prospects in the $30+ billion pet supply and services industry, which is growing twice as fast as gross domestic product. Like Best Buy, we believe PETsMART is poised to benefit from internal productivity and merchandising initiatives as well as the roll-out of service offerings such as PetsHotel and Doggie Day Camp.

Closing Comments

I believe that this difficult market environment will continue to favor strong stock-picking. I welcome this challenge, as I am supported by a talented and growing analyst pool. My strategy is to stay the course by owning what I believe are the best companies, and opportunistically buying those which may have temporarily fallen out of favor.

Finally, I want you to know that a substantial portion of my discretionary investment dollars is invested alongside you in this Fund. I believe that adhering to a disciplined buying and selling approach will continue to reward us over time. I promise to you my utmost effort in the months and years ahead.

Thank you for your continued investment.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Core, Risk-Managed and Value Funds April 30, 2005 23

Janus Growth and Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Growth and Income Fund	5.66%	8.44%	(4.88)%	13.13%	12.99%
S&P 500® Index	3.28%	6.34%	(2.94)%	10.26%	10.75%
Russell 1000® Growth Index	1.14%	0.40%	(10.75)%	7.71%	8.62%
Lipper Ranking - based on total returns for Large-Cap Core Funds	N/A	52/917	371/600	5/230	5/110

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – May 15, 1991

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,056.60	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

24 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 95.2%
Advertising Sales - 0.7%
996,335	Lamar Advertising Co.*,#	$37,243,002
Applications Software - 2.2%
4,445,052	Microsoft Corp.	112,459,816
Audio and Video Products - 0.8%
548,930	Harman International Industries, Inc.#	43,134,919
Beverages - Non-Alcoholic - 1.9%
1,747,518	PepsiCo, Inc.#	97,231,902
Broadcast Services and Programming - 1.8%
2,859,391	Clear Channel Communications, Inc.#	91,328,949
Building - Residential and Commercial - 0.7%
46,345	NVR, Inc.#	33,291,931
Cable Television - 1.6%
2,523,080	Comcast Corp. - Special Class A*,#	80,057,328
Computers - 1.8%
1,256,341	Dell, Inc.*	43,758,357
2,280,290	Hewlett-Packard Co.	46,677,536
		90,435,893
Computers - Memory Devices - 0.5%
1,826,290	EMC Corp.*	23,960,925
Cosmetics and Toiletries - 3.8%
1,640,595	Avon Products, Inc.#	65,755,048
2,352,015	Procter & Gamble Co.#	127,361,612
		193,116,660
Dental Supplies and Equipment - 0.5%
3,135,720	Align Technology, Inc.*,£	26,402,762
Diversified Operations - 8.1%
2,033,946	General Electric Co.	73,628,845
1,538,205	Honeywell International, Inc.	55,006,211
3,409,119	Smiths Group PLC	55,894,583
7,320,670	Tyco International, Ltd. (New York Shares)	229,210,177
		413,739,816
E-Commerce/Products - 0.6%
910,855	Amazon.com, Inc.*,#	29,475,268
E-Commerce/Services - 0.3%
501,115	eBay, Inc.*	15,900,379
Electric Products - Miscellaneous - 2.9%
116,483	Samsung Electronics Company, Ltd.	53,447,306
421,111	Samsung Electronics Company, Ltd. (GDR)	94,960,530
		148,407,836
Electronic Components - Semiconductors - 4.5%
10,939,690	Advanced Micro Devices, Inc.*,#	155,671,789
3,033,223	Texas Instruments, Inc.#	75,709,246
		231,381,035
Entertainment Software - 1.9%
1,828,172	Electronic Arts, Inc.*	97,606,103
Finance - Investment Bankers/Brokers - 6.0%
3,960,995	Citigroup, Inc.	186,008,325
218,910	Goldman Sachs Group, Inc.	23,377,399
2,711,360	JP Morgan Chase & Co.	96,226,166
		305,611,890
Finance - Mortgage Loan Banker - 1.4%
1,952,800	Countrywide Financial Corp.	70,671,832

Shares or Principal Amount		Value
Food - Dairy Products - 1.1%
1,684,790	Dean Foods Co.*,#	$57,889,384
Hotels and Motels - 1.1%
880,500	Four Seasons Hotels, Inc.	55,885,335
Industrial Automation and Robotics - 1.7%
1,857,365	Rockwell Automation, Inc.#	85,865,984
Medical - Drugs - 5.4%
911,465	Eli Lilly and Co.	53,293,359
1,048,102	Roche Holding A.G.**,#	126,793,647
1,054,610	Sanofi-Aventis**,#	93,375,370
		273,462,376
Medical - HMO - 5.8%
1,493,350	Aetna, Inc.	109,567,090
1,948,243	UnitedHealth Group, Inc.#	184,128,445
		293,695,535
Medical Instruments - 0.5%
487,005	Medtronic, Inc.#	25,665,164
Multi-Line Insurance - 1.1%
1,090,534	American International Group, Inc.	55,453,654
Multimedia - 1.4%
4,271,875	Time Warner, Inc.*	71,810,219
Networking Products - 1.8%
5,379,035	Cisco Systems, Inc.*,#	92,949,725
Oil Companies - Exploration and Production - 2.6%
1,700,894	EnCana Corp. (New York Shares)	108,619,091
456,560	EOG Resources, Inc.	21,709,428
		130,328,519
Oil Companies - Integrated - 8.7%
91,305	Amerada Hess Corp.	8,550,713
4,101,685	Exxon Mobil Corp.	233,919,095
1,093,074	Petro-Canada#	60,696,407
3,802,124	Suncor Energy, Inc.#	140,407,504
		443,573,719
Pharmacy Services - 2.2%
2,811,330	Caremark Rx, Inc.*	112,593,767
Pipelines - 1.0%
648,705	Kinder Morgan, Inc.#	49,599,984
Retail - Consumer Electronics - 1.5%
1,522,375	Best Buy Company, Inc.	76,636,358
Retail - Pet Food and Supplies - 1.2%
2,298,255	PETsMART, Inc.#	61,248,496
Retail - Regional Department Stores - 1.0%
1,090,035	Kohl's Corp.*,#	51,885,666
Semiconductor Components/Integrated Circuits - 2.9%
1,959,225	Linear Technology Corp.#	70,022,702
2,016,015	Maxim Integrated Products, Inc.#	75,398,961
		145,421,663
Shipbuilding - 0.5%
1,520,860	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	27,653,192
Super-Regional Banks - 2.1%
682,315	Fifth Third Bancorp#	29,680,703
2,715,953	U.S. Bancorp	75,775,088
		105,455,791

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 25

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Television - 2.4%
11,662,332	British Sky Broadcasting Group PLC	$120,697,409
Therapeutics - 0.5%
743,250	Neurocrine Biosciences, Inc.*	25,984,020
Tobacco - 1.2%
920,690	Altria Group, Inc.	59,835,643
Toys - 1.3%
3,312,952	Marvel Enterprises, Inc.*	64,933,859
Transportation - Railroad - 1.0%
869,917	Canadian National Railway Co. (New York Shares)	49,767,952
Transportation - Services - 0.4%
273,375	United Parcel Service, Inc. - Class B#	19,494,371
Web Portals/Internet Service Providers - 2.1%
1,085,995	EarthLink, Inc.*,#	9,969,434
2,788,730	Yahoo!, Inc.*	96,239,072
		106,208,506
Wireless Equipment - 0.7%
2,225,050	Nokia Oyj (ADR)**,#	35,556,299
Total Common Stock (cost $4,146,979,015)		4,841,010,836
Preferred Stock - 3.6%
Automotive - Cars and Light Trucks - 0.8%
65,114	Porsche A.G.**	42,157,437
Finance - Investment Bankers/Brokers - 1.4%
923,975	Goldman Sachs Group, Inc., Series TXN, convertible, 6.25% (YES)	22,918,275
631,735	Goldman Sachs Group, Inc., Series YHOO, convertible, 8.125% (YES)	22,146,734
1,053,715	Morgan Stanley, convertible, 14.3% (144A)	22,865,616
		67,930,625
Multi-Line Insurance - 0.5%
1,212,750	XL Capital, Ltd., convertible, 6.50%#	27,832,613
Oil Companies - Integrated - 0.9%
579,900	Amerada Hess Corp., convertible, 7.00%	47,163,267
Total Preferred Stock (cost $151,482,280)		185,083,942
Other Securities - 8.0%
407,921,603	State Street Navigator Securities Lending Prime Portfolio† (cost $407,921,603)	407,921,603

Shares or Principal Amount		Value
Repurchase Agreement - 0.9%
$45,400,000	Commerzbank Capital Markets Corp., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $45,411,350 collateralized by $57,000,646 in U.S. Government Agencies 4.019% - 5.082%, 3/1/33 - 9/1/34 $1,017,187 in U.S. Treasury Notes/Bonds 5.375% - 11.25%, 2/15/15 - 2/15/31 with respective values of $44,874,439 and $1,433,814 (cost $45,400,000)	$45,400,000
Time Deposit - 1.4%
70,600,000	Societe Generale, ETD 2.94%, 5/2/05 (cost $70,600,000)	70,600,000
Total Investments (total cost $4,822,382,898) – 109.1%		5,550,016,381
Liabilities, net of Cash, Receivables and Other Assets – (9.1)%		(461,858,351)
Net Assets – 100%		$5,088,158,030

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$229,210,177	4.1%
Canada	415,376,289	7.5%
Cayman Islands	27,832,613	0.5%
Finland	35,556,299	0.6%
France	93,375,370	1.7%
Germany	42,157,437	0.7%
South Korea	176,061,028	3.2%
Switzerland	126,793,647	2.3%
United Kingdom	176,591,992	3.2%
United States††	4,227,061,529	76.2%
Total	$5,550,016,381	100.0%

††Includes Short-Term Securities and Other Securities (66.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 7/15/05	39,000,000	$50,298,798	$93,102
Swiss Franc 7/15/05	12,450,000	10,470,501	(62,096)
Swiss Franc 8/19/05	26,300,000	22,176,003	(186,036)
Total		$82,945,302	$(155,030)

See Notes to Schedules of Investments and Financial Statements.

26 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Research Fund (unaudited)

Fund Snapshot

This fund pulls together the best ideas from Janus' research analysts into a single package.

  Team-Based Approach
  Led by Jim Goff,
  Director of Research

Investment Strategy

As the Director of Research at Janus, I'm pleased to provide the first overview of Janus Research Fund, which leverages one of the firm's most valuable assets – the sizeable, experienced and growing analyst staff. By tapping the best investment ideas from across the research team, we believe the Fund represents a core holding that benefits from our stock selection expertise while attempting to mitigate market risk through effective diversification.

While future letters will focus more on the Fund's performance – including what worked and what didn't – I'd like to take the opportunity to explain what makes this offering unique. I'll then touch on the Fund's returns during the brief period since the Fund's inception on February 25, 2005.

The philosophy behind the Fund is relatively simple: Each of Janus' analysts may recommend up to three stocks for inclusion, provided they've assigned a "buy" or "strong buy" rating on the holding. Before submitting a name for purchase, the analyst must communicate his or her idea to the rest of the team and subsequently respond to any questions or concerns. The analyst must also be prepared to defend the stock should it prove to be one of the Fund's largest detractors.

As Director of Research, I'm responsible for ensuring that each idea has been thoroughly researched, overseeing the day-to-day buy and sell orders, and monitoring sector weights to keep them within the Fund's guidelines.

To attempt to mitigate risks associated with significant sector bets, weightings will typically fall between 50% to 150% of the benchmark's sector allocations. To further diversify the Fund's assets, holdings will generally represent all market capitalizations and span all investment styles. Generally, the Fund will hold between 80-90 names, relatively equally balanced to dampen individual stock risks.

As Janus expects to cover 1,100 companies by the end of 2005, there should be no shortage of good ideas from our research team. By focusing on what we believe are the best prospects for the long haul, we hope to deliver Index-beating returns with relatively low risk.

Portfolio Composition

As of April 30, 2005, approximately 91.8% of the Fund's total net assets were invested in equities. Meanwhile, cash represented  8.2% of the Fund's total net assets. The top 10 equity holdings in the Fund accounted for 16.1% of total net assets.

Performance Overview

In its first several weeks of existence, the Fund endured a choppy market roiled by higher oil prices, rising interest rates and worries about an economic slowdown. For the two months ended April 30, 2005, the Fund lost 4.10% versus a loss of 4.01% for its benchmark, the Russell 1000® Index. Meanwhile, the Russell 3000® Index declined 4.43%.

Top 10 Equity Holdings – (% of Net Assets)

April 30, 2005
All America Latina Logistica	1.7%
JP Morgan Chase & Co.	1.6%
Western Oil Sands, Inc. - Class A	1.6%
Standard Chartered PLC	1.6%
Citigroup, Inc.	1.6%
Merrill Lynch & Company, Inc.	1.6%
MBIA, Inc.	1.6%
Suncor Energy, Inc.	1.6%
China Mobile, Ltd.	1.6%
Mitsubishi Estate Company, Ltd.	1.6%

Janus Core, Risk-Managed and Value Funds April 30, 2005 27

Janus Research Fund (unaudited)

Contributing to the Fund's slight underperformance versus the Russell 1000® Index were select holdings in diversified financials and utilities, which experienced setbacks during the period. However, aiding the Fund's returns were several well-chosen stocks in the technology hardware and equipment sector and select stocks in the healthcare equipment and services area.

Positive Contributors Included Biotechnology and Technology Holdings

The top-performing holding for the Fund was biopharmaceutical company Celgene. Despite the increasingly negative sentiment from investors about this area of the market, Celgene advanced on reports that its most promising drug, Revlimid, was shown to be effective in a Phase III trial for the treatment of multiple myeloma. This is in addition to the drug having already been shown efficacious in treating another blood-borne cancer, myelodysplastic syndrome.

Another holding that rallied was Corning, a leader in several technologies including glass for LCD screens and telecommunications fiber. There was skepticism around the firm's ability to maintain pricing as its customers were experiencing an over supply of LCD panels in the marketplace. Analyst Brad Slingerlend's checks at Corning's manufacturing plant, as well as with its competitors and customers, reaffirmed our belief in Corning's competitive barriers. This faith was rewarded as LCD panel volumes are recovering without the drastic price cuts that the market expected.

Select Financial and Pharmaceutical Holdings Were Among the Fund's Weaker Performers

On the other side of the ledger was credit card company MBNA. With historically low interest rates and continued strength in the home refinancing market, MBNA has been unable to grow credit card receivables and earnings as we had expected. This culminated in the company's disappointing first-quarter earnings results. We no longer had confidence that the company's unique affinity-based marketing strategy would afford MBNA the type of competitive advantage it had in the past. Given our questions surrounding the fundamental business model of MBNA, we could no longer view it as a highest-conviction investment idea appropriate for Janus Research Fund, and the position was sold.

Another weak performer was Forest Laboratories. The drugmaker struggled as the Food and Drug Administration denied its application to market its flagship Lexapro treatment for social anxiety disorder and panic disorder. Analyst Andy Acker believed the resulting price drop reflected a knee-jerk souring of investor sentiment as opposed to a deterioration of the company's long-term value, so we're holding on to ride out what we believe will prove to be a near-term dip.

Going forward, our analysts will continue to scour the market for good or improving businesses that we believe are selling at attractive prices relative to their growth prospects. We'll rely on our ever-deepening research effort to help us develop an information advantage for each and every stock we follow. We'll also continue to take a methodical approach to building and maintaining this Fund, which includes investing in what we believe are market leaders from a broad cross-section of the stock universe, thereby reducing potential risk factors.

Thank you for your investment in this innovative offering from Janus.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

28 Janus Core, Risk-Managed and Value Funds April 30, 2005

(unaudited)

Performance

Cumulative Total Return – for the period ended April 30, 2005

Since Inception*
Janus Research Fund	(4.10)%
Russell 1000® Index	(4.01)%
Russell 3000® Index	(4.43)%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – February 25, 2005

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (2/25/05)	Ending Account Value (4/30/05)	Expenses Paid During Period (2/25/05-4/30/05)*
Actual	$1,000.00	$959.00	$2.18
Hypothetical (5% return before expenses)	$1,000.00	$1,006.68	$2.23

*Expenses paid for the Fund reflect only the inception period (February 25, 2005 to April 30, 2005). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 65/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Funds total operating expenses to levels indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Janus Core, Risk-Managed and Value Funds April 30, 2005 29

Janus Research Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 90.1%
Apparel Manufacturers - 1.1%
18,989	Burberry Group PLC	$130,933
5,230	Coach, Inc.*	140,164
		271,097
Applications Software - 1.0%
6,585	NAVTEQ Corp.*	239,826
Athletic Footwear - 0.6%
1,965	NIKE, Inc. - Class B	150,932
Audio and Video Products - 0.5%
3,655	Sony Corp. (ADR)	134,175
Automotive - Cars and Light Trucks - 0.6%
14,000	Nissan Motor Company, Ltd.	138,311
Building - Residential and Commercial - 0.5%
185	NVR, Inc.	132,895
Cable Television - 1.2%
5,090	EchoStar Communications Corp. - Class A*	147,356
3,590	Liberty Media International, Inc. - Class A*	148,877
		296,233
Cellular Telecommunications - 3.1%
112,000	China Mobile, Ltd.	390,998
16,125	Nextel Partners, Inc. - Class A*	379,260
		770,258
Commercial Banks - 3.2%
4,807	UBS A.G.	385,398
22,364	Standard Chartered PLC	403,260
		788,658
Commercial Services - Finance - 2.2%
9,525	Euronet Worldwide, Inc.*	281,559
8,420	Paychex, Inc.	257,652
		539,211
Computers - 0.9%
3,645	Research In Motion, Ltd. (New York Shares)*	234,774
Cruise Lines - 0.6%
3,315	Royal Caribbean Cruises, Ltd. (New York Shares)	139,296
Data Processing and Management - 1.1%
6,020	Automatic Data Processing, Inc.	261,509
Distribution/Wholesale - 0.6%
20,000	Esprit Holdings, Ltd.	149,719
Diversified Operations - 5.9%
11,685	Tyco International, Ltd. (New York Shares)	365,857
10,900	XM Satellite Radio Holdings, Inc. - Class A	343,307
42,000	Hutchison Whampoa, Ltd.	376,688
9,590	Pentair, Inc.	381,489
		1,467,341
E-Commerce/Products - 0.5%
5,200	Blue Nile, Inc.*	130,884
E-Commerce/Services - 0.6%
6,545	IAC/InterActiveCorp*	142,288
Educational Software - 1.4%
86,865	Skillsoft PLC (ADR)*	338,774
Electric Products - Miscellaneous - 1.0%
530	Samsung Electronics Company, Ltd.	243,186

Shares or Principal Amount		Value
Electronic Components - Miscellaneous - 0.5%
5,500	Koninklijke (Royal) Philips Electronics N.V. (New York Shares)	$136,345
Electronic Components - Semiconductors - 3.4%
11,705	Intel Corp.	275,302
10,620	Microchip Technology, Inc.	302,458
10,915	Texas Instruments, Inc.	272,438
		850,198
Entertainment Software - 1.0%
4,790	Electronic Arts, Inc.*	255,738
Finance - Investment Bankers/Brokers - 4.8%
8,555	Citigroup, Inc.	401,743
11,465	JP Morgan Chase & Co.	406,892
7,370	Merrill Lynch & Company, Inc.	397,464
		1,206,099
Financial Guarantee Insurance - 1.6%
7,510	MBIA, Inc.	393,374
Food - Dairy Products - 1.4%
10,435	Dean Foods Co.*	358,547
Food - Retail - 1.5%
3,710	Whole Foods Market, Inc.	369,961
Hospital Beds and Equipment - 1.5%
6,210	Kinetic Concepts, Inc.*	381,605
Human Resources - 1.4%
9,205	Manpower, Inc.	354,853
Independent Power Producer - 1.4%
33,845	Reliant Energy, Inc.*	344,204
Insurance Brokers - 1.5%
11,260	Willis Group Holdings, Ltd.	376,647
Internet Content-Entertainment - 0.5%
30,780	Harris Interactive, Inc.*	128,045
Internet Security - 1.0%
12,220	Check Point Software Technologies, Ltd. (New York Shares)*	256,009
Medical - Biomedical and Genetic - 1.4%
9,165	Celgene Corp.*	347,445
Medical - Drugs - 1.5%
10,285	Forest Laboratories, Inc.*	366,969
Medical - Generic Drugs - 1.4%
11,325	Teva Pharmaceutical Industries, Ltd. (ADR)	353,793
Medical - HMO - 3.0%
5,445	Conventry Health Care, Inc.*	372,602
3,920	UnitedHealth Group, Inc.	370,479
		743,081
Medical Products - 3.0%
36,607	Smith & Nephew PLC	376,846
7,825	Stryker Corp.	379,904
		756,750
Multimedia - 0.6%
8,290	Time Warner, Inc.*	139,355
Networking Products - 1.0%
15,070	Cisco Systems, Inc.*	260,410
Oil - Field Services - 1.5%
5,620	Schlumberger, Ltd. (New York Shares)	384,464

See Notes to Schedules of Investments and Financial Statements.

30 Janus Core, Risk-Managed and Value Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 4.7%
7,580	Canadian Natural Resources, Ltd. (New York Shares)	$375,513
9,112	Western Oil Sands, Inc. - Class A*	403,850
8,125	EOG Resources, Inc.	386,344
		1,165,707
Oil Companies - Integrated - 1.6%
10,616	Suncor Energy, Inc.	392,035
Petrochemicals - 3.0%
30,991	Reliance Industries, Ltd.	376,149
14,880	LG Petrochemical Company, Ltd.	361,623
		737,772
Pharmacy Services - 1.5%
9,375	Caremark Rx, Inc.*	375,469
Real Estate Management/Services - 1.6%
36,000	Mitsubishi Estate Company, Ltd.	386,889
Retail - Apparel and Shoe - 0.5%
2,520	Abercrombie & Fitch Co. - Class A	135,954
Retail - Building Products - 0.5%
2,630	Lowe's Companies, Inc.	137,049
Retail - Consumer Electronics - 0.6%
2,900	Best Buy Company, Inc.	145,986
Retail - Discount - 2.5%
8,790	Fred's, Inc.	126,928
2,920	Target Corp.	135,488
7,675	Wal-Mart Stores, Inc.	361,799
		624,215
Retail - Major Department Stores - 0.6%
2,995	J.C. Penney Company, Inc.	141,993
Semiconductor Components/Integrated Circuits - 1.0%
6,530	Maxim Integrated Products, Inc.	244,222
Soap and Cleaning Preparations - 1.5%
11,159	Reckitt Benckiser PLC	362,295
Telecommunication Equipment - Fiber Optics - 1.3%
22,690	Corning, Inc.*	311,988
Telecommunication Services - 1.0%
9,165	Amdocs, Ltd. (New York Shares)*	244,797
Television - 0.5%
13,661	British Sky Broadcasting Group PLC	141,382
Therapeutics - 3.0%
10,095	Gilead Sciences, Inc.*	374,524
7,525	United Therapeutics Corp.*	361,125
		735,649

Shares or Principal Amount		Value
Toys - 0.6%
7,495	Marvel Enterprises, Inc.*	$146,902
Transportation - Services - 1.5%
7,425	C.H. Robinson Worldwide, Inc.	383,130
Wireless Equipment - 1.1%
17,885	Motorola, Inc.	274,356
Total Common Stock (cost $23,161,235)		22,421,049
Preferred Stock - 1.7%
Transportation - Railroad - 1.7%
71,800	All America Latina Logistica (cost $436,286)	419,044
Repurchase Agreement - 6.8%
$1,700,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $1,700,424 collateralized by $3,402,183 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $1,734,011 (cost $1,700,000)	1,700,000
Total Investments (total cost $25,297,521) – 98.6%		24,540,093
Cash, Receivables and Other Assets, net of Liabilities – 1.4%		344,834
Net Assets – 100%		$24,884,927

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$892,223	3.6%
Brazil	762,351	3.1%
Canada	1,406,172	5.7%
Hong Kong	767,686	3.1%
India	376,149	1.5%
Ireland	338,774	1.4%
Israel	609,802	2.5%
Japan	659,375	2.7%
Liberia	139,296	0.6%
Netherlands	520,809	2.1%
South Korea	604,809	2.5%
Switzerland	385,398	1.6%
United Kingdom	1,659,513	6.8%
United States††	15,417,736	62.8%
Total	$24,540,093	100.0%

††Includes Short-Term Securities (55.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 31

Janus Risk-Managed Stock Fund (unaudited)

Fund Snapshot

This core fund embraces the market's natural volatility in an attempt to deliver index-beating returns with index-like risk.

Managed by INTECH

Performance Overview

For the six months ended April 30, 2005, Janus Risk-Managed Stock Fund returned 7.05%. This compares to a 3.28% return posted by the S&P 500® Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index, without increasing risk. While individual stock volatility was relatively low during the period, we believe there was adequate fluctuation overall to allow our process to work. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process may help the Fund perform over the long term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient Fund that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Risk-Managed Stock Fund.

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Exxon Mobil Corp.	1.7%	1.5%
Bank of America Corp.	1.5%	1.0%
General Electric Co.	1.3%	1.2%
BB&T Corp.	1.2%	–
Regions Financial Corp.	1.2%	–
Starbucks Corp.	1.0%	0.8%
Johnson & Johnson	1.0%	0.9%
Aetna, Inc.	1.0%	0.6%
Burlington Resources, Inc.	0.9%	1.0%
Loews Corp.	0.9%	0.8%

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

32 Janus Core, Risk-Managed and Value Funds April 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year -to-Date	One Year	Since Inception*
Janus Risk-Managed Stock Fund	7.05%	13.47%	21.77%
S&P 500® Index	3.28%	6.34%	17.87%
Lipper Ranking - based on total returns for Multi-Cap Core Funds	N/A	22/739	96/616

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – February 28, 2003

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,070.50	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46

*Expenses are equal to the annualized expense ratio of 0.89% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

See "Explanations of Charts, Tables and Financial Statements."

INTECH is a subsidiary of Janus Capital Group Inc.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the stated objective(s) will be met.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The voluntary waiver of the Fund's management fee terminated 6/25/04. Without such waivers total returns from inception to 6/24/04 would have been lower.

Janus Core, Risk-Managed and Value Funds April 30, 2005 33

Janus Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 95.8%
Aerospace and Defense - 2.8%
35,800	Boeing Co.	$2,130,816
9,400	General Dynamics Corp.	987,470
21,400	Lockheed Martin Corp.	1,304,330
14,900	Northrop Grumman Corp.	817,116
62,400	Raytheon Co.	2,346,864
23,900	Rockwell Collins, Inc.	1,096,532
		8,683,128
Aerospace and Defense - Equipment - 0.4%
16,500	B.F. Goodrich Co.	664,950
4,300	United Technologies Corp.	437,396
		1,102,346
Agricultural Operations - 1.0%
55,500	Archer-Daniels-Midland Co.	998,445
38,100	Monsanto Co.	2,233,422
		3,231,867
Airlines - 0.1%
18,700	Southwest Airlines Co.	278,256
Apparel Manufacturers - 0.5%
18,300	Liz Claiborne, Inc.	648,369
17,300	V. F. Corp.	979,007
		1,627,376
Applications Software - 0.6%
4,200	Intuit, Inc.*	169,260
70,200	Microsoft Corp.	1,776,060
		1,945,320
Athletic Footwear - 0.2%
7,000	NIKE, Inc. - Class B	537,670
Automotive - Medium and Heavy Duty Trucks - 0.2%
9,850	PACCAR, Inc.	668,815
Automotive - Truck Parts and Equipment - Original - 0%
600	Johnson Controls, Inc.	32,922
Beverages - Non-Alcoholic - 0.5%
15,300	Coca-Cola Enterprises, Inc.	310,590
19,600	Pepsi Bottling Group, Inc.	561,932
13,000	PepsiCo, Inc.	723,320
		1,595,842
Beverages - Wine and Spirits - 0%
2,500	Brown-Forman Corp. - Class B	138,750
Brewery - 0.2%
5,500	Anheuser-Busch Companies, Inc.	257,785
4,400	Molson Coors Brewing Co. - Class B	271,700
		529,485
Building - Residential and Commercial - 0.1%
5,800	KB Home	330,600
500	Pulte Homes, Inc.	35,725
		366,325
Building and Construction Products - Miscellaneous - 0.7%
55,400	Masco Corp.	1,744,546
10,200	Vulcan Materials Co.	541,008
		2,285,554
Building Products - Air and Heating - 0.3%
21,300	American Standard Companies, Inc.	952,323

Shares or Principal Amount		Value
Casino Hotels - 0.2%
8,000	Harrah's Entertainment, Inc.	$524,960
Cellular Telecommunications - 0.1%
9,900	Nextel Communications, Inc. - Class A*	277,101
Chemicals - Diversified - 0.4%
1,500	Dow Chemical Co.	68,895
1,200	E.I. du Pont de Nemours and Co.	56,532
11,100	PPG Industries, Inc.*	749,805
7,500	Rohm & Haas Co.	327,450
		1,202,682
Chemicals - Specialty - 1.3%
10,000	Ashland, Inc.	672,400
24,900	Eastman Chemical Co.	1,344,600
36,900	Ecolab, Inc.	1,206,999
9,000	Engelhard Corp.	275,670
29,300	Hercules, Inc.*	387,639
4,500	Sigma-Aldrich Corp.	262,935
		4,150,243
Coatings and Paint Products - 0.4%
25,700	Sherwin-Williams Co.	1,145,449
Commercial Banks - 5.0%
37,500	AmSouth Bancorporation	987,000
93,600	BB&T Corp.	3,670,056
20,900	Compass Bancshares, Inc.	899,118
1,200	First Horizon National Corp.	49,836
19,300	M&T Bank Corp.	1,996,585
1,400	Marshall & Ilsley Corp.	59,696
43,000	North Fork Bancorporation, Inc.	1,210,450
109,400	Regions Financial Corp.	3,663,806
68,900	Synovus Financial Corp.	1,931,267
21,600	Zions Bancorporation*	1,512,648
		15,980,462
Commercial Services - Finance - 0.4%
1,400	Equifax, Inc.	47,110
13,300	Moody's Corp.	1,092,462
		1,139,572
Computer Aided Design - 0.5%
50,700	Autodesk, Inc.	1,613,781
Computer Services - 0.3%
700	Affiliated Computer Services, Inc. - Class A*	33,369
14,300	Computer Sciences Corp.*	621,764
5,600	Electronic Data Systems Corp.	108,360
1,900	SunGard Data Systems, Inc.*	63,460
		826,953
Computers - 1.1%
65,000	Apple Computer, Inc.	2,343,900
32,700	Dell, Inc.*	1,138,941
1,000	IBM Corp.	76,380
		3,559,221
Computers - Integrated Systems - 0.5%
47,100	NCR Corp.*	1,554,300
Computers - Memory Devices - 0.2%
2,500	EMC Corp.	32,800
25,100	Network Appliance, Inc.*	668,413
		701,213

See Notes to Schedules of Investments and Financial Statements.

34 Janus Core, Risk-Managed and Value Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Computers - Peripheral Equipment - 0.3%
11,300	Lexmark International Group, Inc. - Class A*	$784,785
Consumer Products - Miscellaneous - 1.2%
23,400	Clorox Co.	1,481,220
9,400	Fortune Brands, Inc.	795,052
23,100	Kimberly-Clark Corp.	1,442,595
		3,718,867
Containers - Metal and Glass - 0.3%
23,000	Ball Corp.	908,500
Containers - Paper and Plastic - 0.1%
2,500	Bemis Company, Inc.	68,900
2,000	Pactiv Corp.*	42,880
2,800	Sealed Air Corp.*	135,632
		247,412
Cosmetics and Toiletries - 2.6%
10,850	Alberto-Culver Co.	482,825
63,700	Avon Products, Inc.	2,553,096
1,400	Colgate-Palmolive Co.	69,706
52,100	Gillette Co.	2,690,444
41,900	Procter & Gamble Co.	2,268,885
		8,064,956
Cruise Lines - 0.3%
16,000	Carnival Corp. (New York Shares)	782,080
Data Processing and Management - 1.0%
20,700	Automatic Data Processing, Inc.	899,208
55,400	First Data Corp.	2,106,862
1,000	VERITAS Software Corp.*	20,590
		3,026,660
Disposable Medical Products - 0.4%
17,500	C.R. Bard, Inc.	1,245,475
Distribution/Wholesale - 1.1%
46,000	Genuine Parts Co.	1,973,400
25,000	W.W. Grainger, Inc.	1,382,250
		3,355,650
Diversified Operations - 4.7%
16,500	3M Co.	1,261,755
1,400	Cooper Industries, Ltd. - Class A	89,124
40,700	Danaher Corp.	2,060,641
10,700	Eaton Corp.	627,555
110,800	General Electric Co.	4,010,960
33,300	Honeywell International, Inc.	1,190,808
7,500	Illinois Tool Works, Inc.	628,650
11,500	ITT Industries, Inc.	1,040,290
48,700	Leggett & Platt, Inc.	1,312,952
2,500	Parker Hannifin Corp.	149,850
22,300	Textron, Inc.	1,680,305
19,900	Tyco International, Ltd. (New York Shares)	623,069
		14,675,959
Diversified Operations-Commercial Services - 0%
7,600	Cendant Corp.	151,316
Drug Delivery Systems - 0%
2,100	Hospira, Inc.*	70,455
E-Commerce/Services - 0.7%
69,200	eBay, Inc.*	2,195,716
Electric - Generation - 0%
8,300	AES Corp.	133,464

Shares or Principal Amount		Value
Electric - Integrated - 5.0%
20,600	Allegheny Energy, Inc.	$503,464
7,000	Ameren Corp.	361,900
14,000	American Electric Power Company, Inc.	493,080
2,900	Cinergy Corp.	114,840
5,000	CMS Energy Corp.	64,600
1,700	Consolidated Edison, Inc.	73,576
2,600	Constellation Energy Group, Inc.	136,656
13,300	Dominion Resources, Inc.	1,002,820
5,800	DTE Energy Co.	266,510
11,800	Duke Energy Corp.	344,442
66,700	Edison International	2,421,210
7,300	Entergy Corp.	535,090
27,600	Exelon Corp.	1,366,200
11,500	FirstEnergy Corp.	500,480
2,600	FPL Group, Inc.	106,132
62,700	PG&E Corp.	2,176,944
19,200	Pinnacle West Capital Corp.	804,480
2,700	PPL Corp.	146,502
16,000	Public Service Enterprise Group, Inc.	929,600
8,900	Southern Co.	293,255
9,600	TECO Energy, Inc.	159,456
23,300	TXU Corp.	1,998,907
56,500	Xcel Energy, Inc.	970,670
		15,770,814
Electronic Components - Semiconductors - 0.2%
13,500	Advanced Micro Devices, Inc.*	192,105
4,400	Altera Corp.*	91,212
3,400	NVIDIA Corp.*	74,596
3,600	QLogic Corp.*	119,664
		477,577
Electronic Forms - 0.2%
8,900	Adobe Systems, Inc.	529,283
Electronics - Military - 0.1%
5,300	L-3 Communications Holdings, Inc.	376,141
Engineering - Research and Development Services - 0.2%
12,800	Fluor Corp.	659,968
Engines - Internal Combustion - 0.2%
11,400	Cummins, Inc.*	775,200
Enterprise Software/Services - 0%
1,400	Computer Associates International, Inc.	37,660
Entertainment Software - 0.2%
10,900	Electronic Arts, Inc.*	581,951
Fiduciary Banks - 0.2%
15,800	Bank of New York Company, Inc.	441,452
1,400	Northern Trust Corp.	63,042
		504,494
Filtration and Separations Products - 0.1%
9,300	Pall Corp.	249,519
Finance - Consumer Loans - 0.3%
20,800	SLM Corp.	990,912
Finance - Credit Card - 0.4%
16,800	American Express Co.	885,360
2,400	Capital One Financial Corp.	170,136
12,500	Providian Financial Corp.	208,375
		1,263,871

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 35

Janus Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 1.4%
1,900	Bear Stearns Companies, Inc.	$179,854
6,200	Charles Schwab Corp.	64,170
46,600	Citigroup, Inc.	2,188,336
53,060	JP Morgan Chase & Co.	1,883,099
700	Lehman Brothers Holdings, Inc.	64,204
		4,379,663
Finance - Mortgage Loan Banker - 0.6%
46,800	Countrywide Financial Corp.	1,693,692
1,400	Freddie Mac	86,128
		1,779,820
Financial Guarantee Insurance - 0.6%
11,300	Ambac Financial Group, Inc.	755,405
18,100	MGIC Investment Corp.	1,067,900
		1,823,305
Food - Confectionary - 1.2%
30,800	Hershey Foods Corp.	1,968,120
25,100	Wm. Wrigley Jr. Co.	1,735,163
		3,703,283
Food - Diversified - 1.2%
29,000	ConAgra Foods, Inc.	775,750
900	H.J. Heinz Co.	33,165
14,800	Kellogg Co.	665,260
31,700	McCormick & Company, Inc.	1,096,503
50,700	Sara Lee Corp.	1,084,473
		3,655,151
Food - Retail - 0.1%
13,800	Albertson's, Inc.	273,102
4,000	Safeway, Inc.*	85,160
		358,262
Food - Wholesale/Distribution - 0%
4,800	Supervalu, Inc.	151,488
Forestry - 0.5%
34,000	Plum Creek Timber Company, Inc.	1,174,360
4,000	Weyerhaeuser Co.*	274,440
		1,448,800
Gas - Distribution - 0.5%
7,700	KeySpan Corp.	292,061
6,000	Nicor, Inc.	221,820
29,200	Sempra Energy Co.	1,179,096
		1,692,977
Health Care Cost Containment - 0.1%
6,200	McKesson Corp.	229,400
Home Decoration Products - 0.3%
46,100	Newell Rubbermaid, Inc.	1,001,753
Hotels and Motels - 1.3%
34,700	Hilton Hotels Corp.	757,501
16,700	Marriott International, Inc. - Class A	1,047,925
42,700	Starwood Hotels & Resorts Worldwide, Inc.	2,320,318
		4,125,744
Human Resources - 0.2%
22,900	Robert Half International, Inc.	568,378
Identification Systems and Devices - 0.1%
14,900	Symbol Technologies, Inc.	199,213

Shares or Principal Amount		Value
Industrial Automation and Robotics - 0.3%
17,900	Rockwell Automation, Inc.	$827,517
Industrial Gases - 0.2%
8,300	Air Products and Chemicals, Inc.	487,459
4,100	Praxair, Inc.	192,003
		679,462
Instruments - Scientific - 0.1%
8,200	Waters Corp.*	324,966
Insurance Brokers - 0.2%
24,200	Aon Corp.	504,570
Internet Security - 0.2%
29,200	Symantec Corp.*	548,376
Investment Management and Advisory Services - 0.3%
3,600	Federated Investors, Inc. - Class B	102,420
7,000	Franklin Resources, Inc.	480,760
4,500	T. Rowe Price Group, Inc.	248,265
		831,445
Leisure and Recreation Products - 0.3%
19,700	Brunswick Corp.	827,400
Life and Health Insurance - 1.2%
6,900	AFLAC, Inc.	280,485
23,100	CIGNA Corp.	2,124,738
13,500	Lincoln National Corp.	607,095
8,200	Torchmark Corp.	438,126
12,300	UnumProvident Corp.	205,656
		3,656,100
Linen Supply and Related Items - 0%
1,700	Cintas Corp.	65,603
Medical - Biomedical and Genetic - 0.1%
900	Amgen, Inc.*	52,389
11,100	Biogen Idec, Inc.*	402,264
		454,653
Medical - Drugs - 1.4%
1,400	Abbott Laboratories	68,824
12,100	MedImmune, Inc.*	306,977
9,300	Merck & Company, Inc.	315,270
75,880	Pfizer, Inc.	2,061,660
58,600	Schering-Plough Corp.	1,222,982
8,700	Wyeth	390,978
		4,366,691
Medical - HMO - 2.2%
42,300	Aetna, Inc.	3,103,551
26,100	Humana, Inc.	904,365
13,400	UnitedHealth Group, Inc.	1,266,434
11,400	WellPoint, Inc.*	1,456,350
		6,730,700
Medical - Nursing Homes - 0%
2,300	Manor Care, Inc.	76,705
Medical - Wholesale Drug Distributors - 0.2%
8,100	AmerisourceBergen Corp.	496,368
Medical Instruments - 1.4%
6,200	Boston Scientific Corp.*	183,396
22,000	Guidant Corp.	1,629,760
14,900	Medtronic, Inc.	785,230
41,900	St. Jude Medical, Inc.	1,635,357
		4,233,743

See Notes to Schedules of Investments and Financial Statements.

36 Janus Core, Risk-Managed and Value Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Medical Labs and Testing Services - 0.6%
9,000	Laboratory Corporation of America Holdings*	$445,500
13,100	Quest Diagnostics, Inc.	1,385,980
		1,831,480
Medical Products - 2.8%
18,700	Baxter International, Inc.	693,770
39,500	Becton, Dickinson and Co.	2,311,540
2,800	Biomet, Inc.	108,332
43,500	Johnson & Johnson	2,985,405
20,100	Stryker Corp.	975,855
18,000	Zimmer Holdings, Inc.*	1,465,560
		8,540,462
Motorcycle and Motor Scooter Manufacturing - 0.2%
13,100	Harley-Davidson, Inc.	615,962
Multi-Line Insurance - 2.2%
22,600	Allstate Corp.	1,269,216
8,300	American International Group, Inc.	422,055
8,900	Hartford Financial Services Group, Inc.	644,093
39,800	Loews Corp.	2,821,024
39,000	MetLife, Inc.	1,517,100
1,400	Prudential Financial, Inc.	80,010
2,000	XL Capital, Ltd. - Class A	140,600
		6,894,098
Multimedia - 0.5%
2,300	McGraw-Hill Companies, Inc.	200,284
1,000	Meredith Corp.	47,000
72,400	News Corporation, Inc. - Class A	1,106,272
1,900	Viacom, Inc. - Class B	65,778
1,100	Walt Disney Co.	29,040
		1,448,374
Networking Products - 0.2%
29,500	Cisco Systems, Inc.*	509,760
Office Automation and Equipment - 0.3%
21,200	Pitney Bowes, Inc.	948,064
5,300	Xerox Corp.*	70,225
		1,018,289
Office Supplies and Forms - 0.2%
13,200	Avery Dennison Corp.	691,020
Oil - Field Services - 1.1%
20,200	Baker Hughes, Inc.	891,224
12,400	BJ Services Co.	604,500
29,200	Halliburton Co.	1,214,428
9,100	Schlumberger, Ltd. (New York Shares)	622,531
		3,332,683
Oil and Gas Drilling - 0.5%
6,900	Nabors Industries, Ltd.*	371,703
23,400	Transocean, Inc.	1,085,058
		1,456,761
Oil Companies - Exploration and Production - 3.0%
15,200	Anadarko Petroleum Corp.	1,110,208
12,960	Apache Corp.	729,518
61,300	Burlington Resources, Inc.	2,979,793
17,500	Devon Energy Corp.	790,475
41,200	EOG Resources, Inc.	1,959,060

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
17,900	Kerr-McGee Corp.	$1,389,040
6,900	Unocal Corp.	376,395
		9,334,489
Oil Companies - Integrated - 4.5%
22,800	Amerada Hess Corp.	2,135,220
27,900	ChevronTexaco Corp.	1,450,800
24,500	ConocoPhillips	2,568,825
91,000	Exxon Mobil Corp.	5,189,730
9,000	Marathon Oil Corp.	419,130
33,100	Occidental Petroleum Corp.	2,283,900
		14,047,605
Oil Field Machinery and Equipment - 0%
3,800	National-Oilwell Varco, Inc.*	151,012
Oil Refining and Marketing - 0.8%
5,700	Sunoco, Inc.	565,782
27,800	Valero Energy Corp.	1,905,134
		2,470,916
Optical Supplies - 0.1%
2,900	Bausch & Lomb, Inc.	217,500
Paper and Related Products - 0.5%
4,000	Georgia-Pacific Corp.*	137,080
2,500	International Paper Co.	85,725
36,500	MeadWestvaco Corp.	1,074,925
8,400	Temple-Inland, Inc.	283,500
		1,581,230
Pharmacy Services - 0%
2,200	Caremark Rx, Inc.*	88,110
217	Medco Health Solutions, Inc.*	11,060
		99,170
Photo Equipment and Supplies - 0.3%
31,100	Eastman Kodak Co.	777,500
Pipelines - 0.2%
14,400	El Paso Corp.	143,856
7,700	Kinder Morgan, Inc.	588,742
2,500	Williams Companies, Inc.	42,550
		775,148
Printing - Commercial - 0.3%
24,800	R.R. Donnelley & Sons Co.	816,168
Property and Casualty Insurance - 1.0%
4,500	Chubb Corp.	368,010
18,600	Progressive Corp.	1,697,622
20,400	SAFECO Corp.	1,074,468
2,400	St. Paul Travelers Companies, Inc.	85,920
		3,226,020
Publishing - Newspapers - 0.1%
3,500	Gannett Company, Inc.	269,500
REIT - Apartments - 1.1%
25,400	Apartment Investment & Management Co. Class A	968,248
36,600	Archstone-Smith Trust, Inc.	1,316,502
30,800	Equity Residential Properties Trust	1,057,980
		3,342,730
REIT - Office Property - 0.1%
6,300	Equity Office Properties Trust	198,261

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 37

Janus Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
REIT - Regional Malls - 0.2%
11,100	Simon Property Group, Inc.	$733,377
REIT - Warehouse and Industrial - 0.2%
13,500	ProLogis	534,465
Retail - Apparel and Shoe - 0.6%
4,600	Gap, Inc.	98,210
55,100	Limited, Inc.	1,195,119
12,200	Nordstrom, Inc.	620,126
		1,913,455
Retail - Auto Parts - 0%
700	AutoZone, Inc.*	58,100
Retail - Automobile - 0.1%
22,200	Auto Nation, Inc.*	405,594
Retail - Bedding - 0%
1,800	Bed Bath & Beyond, Inc.*	66,978
Retail - Building Products - 0.3%
17,100	Home Depot, Inc.	604,827
3,700	Lowe's Companies, Inc.	192,807
		797,634
Retail - Consumer Electronics - 0%
1,000	Best Buy Company, Inc.	50,340
5,100	Circuit City Stores, Inc.	80,580
		130,920
Retail - Discount - 1.5%
11,100	Big Lots, Inc.*	112,998
40,500	Costco Wholesale Corp.	1,643,490
27,200	Dollar General Corp.	553,520
23,200	Target Corp.	1,076,480
24,700	Wal-Mart Stores, Inc.	1,164,358
		4,550,846
Retail - Drug Store - 0.6%
22,700	CVS Corp.	1,170,866
19,000	Walgreen Co.	818,140
		1,989,006
Retail - Major Department Stores - 0.5%
17,600	J.C. Penney Company, Inc.	834,416
4,403	Sears Holdings Corp.*	595,462
		1,429,878
Retail - Office Supplies - 0%
900	OfficeMax, Inc.	29,232
1,050	Staples, Inc.	20,024
		49,256
Retail - Regional Department Stores - 0.7%
20,200	Dillard's, Inc. - Class A	470,054
4,200	Federated Department Stores, Inc.	241,500
31,600	Kohl's Corp.*	1,504,160
		2,215,714
Retail - Restaurants - 1.5%
2,400	Darden Restaurants, Inc.	72,000
26,800	McDonald's Corp.	785,508
64,200	Starbucks Corp.*	3,179,184
13,700	Yum! Brands, Inc.	643,352
		4,680,044
Retail - Toy Store - 0.2%
27,100	Toys R Us, Inc.*	686,985

Shares or Principal Amount		Value
Rubber - Tires - 0.3%
9,900	Cooper Tire & Rubber Co.	$172,755
51,500	Goodyear Tire & Rubber Co.	611,305
		784,060
Savings/Loan/Thrifts - 0.5%
20,000	Golden West Financial Corp.	1,246,600
13,300	Sovereign Bancorp, Inc.	273,581
		1,520,181
Schools - 0.2%
9,600	Apollo Group, Inc. - Class A*	692,352
Semiconductor Components/Integrated Circuits - 0.1%
7,900	Linear Technology Corp.	282,346
1,900	Maxim Integrated Products, Inc.	71,060
		353,406
Steel - Producers - 0.7%
41,900	Nucor Corp.	2,141,090
Steel - Specialty - 0.1%
10,600	Allegheny Technologies, Inc.	237,440
Super-Regional Banks - 4.0%
106,026	Bank of America Corp.	4,775,412
28,400	Comerica, Inc.	1,626,184
18,800	Huntington Bancshares, Inc.	441,988
1,900	KeyCorp	63,004
70,400	National City Corp.	2,390,784
4,000	SunTrust Banks, Inc.	291,320
23,100	U.S. Bancorp	644,490
24,997	Wachovia Corp.	1,279,346
17,400	Wells Fargo & Co.	1,042,956
		12,555,484
Telecommunication Equipment - 0.1%
10,000	Comverse Technology, Inc.*	227,900
Telephone - Integrated - 2.0%
12,700	ALLTEL Corp.	723,392
15,900	AT&T Corp.	304,167
6,700	BellSouth Corp.	177,483
32,700	CenturyTel, Inc.	1,003,563
76,500	Citizens Communications Co.	975,375
27,900	SBC Communications, Inc.*	664,020
3,500	Sprint Corp.	77,910
63,600	Verizon Communications, Inc.	2,276,880
		6,202,790
Therapeutics - 0.1%
4,400	Gilead Sciences, Inc.*	163,240
Tobacco - 1.0%
4,100	Altria Group, Inc.	266,459
20,500	Reynolds American, Inc.	1,598,385
29,800	UST, Inc.	1,364,840
		3,229,684
Tools - Hand Held - 0.8%
21,700	Black & Decker Corp.	1,814,771
4,000	Snap-On, Inc.	132,680
12,200	Stanley Works	524,966
		2,472,417

See Notes to Schedules of Investments and Financial Statements.

38 Janus Core, Risk-Managed and Value Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Transportation - Railroad - 1.8%
51,400	Burlington Northern Santa Fe Corp.	$2,480,050
20,800	CSX Corp.	834,704
59,700	Norfolk Southern Corp.	1,874,580
6,500	Union Pacific Corp.	415,545
		5,604,879
Transportation - Services - 1.6%
27,900	FedEx Corp.	2,370,105
19,900	Ryder System, Inc.	734,907
24,300	United Parcel Service, Inc. - Class B	1,732,833
		4,837,845
Travel Services - 0.1%
9,100	Sabre Group Holdings, Inc.	177,996
Web Portals/Internet Service Providers - 0.7%
60,400	Yahoo!, Inc.*	2,084,404
Wireless Equipment - 0.7%
6,800	Motorola, Inc.	104,312
54,900	QUALCOMM, Inc.	1,915,461
		2,019,773
Total Common Stock (cost $278,413,006)		297,165,468
Repurchase Agreement - 5.5%
$17,100,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $17,104,261 collateralized by $34,221,955 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $17,442,109 (cost $17,100,000)	17,100,000
Short-Term U.S. Treasury Bill - 0.3%
1,000,000	U.S. Treasury Bill 2.78% 6/23/05** (amortized cost $995,907)	995,907
Total Investments (total cost $296,508,913) – 101.6%		315,261,375
Liabilities, net of Cash, Receivables and Other Assets – (1.6)%		(4,847,521)
Net Assets – 100%		$310,413,854

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,083,896	0.3%
Cayman Islands	1,225,658	0.4%
Netherlands	622,531	0.2%
Panama	782,080	0.2%
United States††	311,547,210	98.9%
Total	$315,261,375	100.0%

††Includes Short-Term Securities (93.1% excluding Short-Term Securities)

Financial Futures - Long
188 Contracts	S&P 500® E-mini expires June 2005, principal amount $10,885,056, value $10,889,900 cumulative appreciation	$4,844

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 39

Janus Mid Cap Value Fund (unaudited)

Managed by

Perkins, Wolf, McDonnell

and Company, LLC

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Performance Overview

During the six months ended April 30, 2005, Janus Mid Cap Value Fund – Investor Shares and Institutional Shares returned 5.32% and 5.38%, respectively, while its benchmark, the Russell Midcap® Value Index, returned 8.81%. The broader Russell Midcap® Index returned 6.81% for the same period.

The Fund's relative underperformance was hurt by our long-time substantial underweighting in utilities stocks, which were uncharacteristically strong in the period and are expensive. The weakest part of the portfolio was the automotive sector, which we've since reduced. Our cash reserves also hindered returns, as we continue to have difficulty finding stocks that fit our stringent investment criteria.

On the positive side, the Fund's positions in the energy and healthcare sectors – which consistently have been overweight the benchmark – were by far the largest contributors to our absolute performance. However, these overweightings were balanced by the fact that, despite doing very well, our holdings in these sectors did not keep pace with the benchmark's stocks within these groups. Thus, while our energy stocks appreciated nicely, as a group they trailed the performance of the energy stocks in the benchmark, which were led by refining stocks. Similarly, our strong gain in healthcare stocks was less than the rise in the benchmark's healthcare stocks.

Investment Strategy in this Environment

Our investment strategy of emphasizing stocks that have attractive risk/reward profiles remains unchanged. Monetary policy is tightening, the benefits of expansive fiscal policy are largely behind us, earnings comparisons are becoming more difficult and, after two years of unusually strong market gains, stocks are not cheap. We continue to have longer-term concerns about U.S. budget and trade deficits, geopolitical risks, and the leverage inherent in derivatives that could exacerbate any market imbalance. Given this background, we are even more sensitive to not stretching our investment discipline that has produced our positive long-term record.

Automotive and Employment Companies Held Back Results

Weak stocks in the portfolio included Lear, a company that focuses on automotive interiors, and Magna, a supplier of technologically advanced automotive components, both of which have been hurt by the downturn in the auto industry. Unfortunately, we believe their prospects have dimmed for the intermediate term because of difficult industry conditions. In addition, Lear exhibited more negative operating leverage than we had anticipated. We therefore reduced our positions in both stocks.

Although we generally view short-term price weakness as long-term opportunity, the stock market has not afforded us enough of those situations. However, one such opportunity that presented itself during the period was Manpower. Although there have been reductions in Manpower's near-term earnings expectations, we believe this employment services company has a superior balance sheet, cash flow and market position. We feel the stock now offers more upside potential than downside risk. We therefore added to our position in Manpower, which has become one of our larger holdings.

Top Performers Included Companies Targeted in Buyouts

Strong performers included companies that received acquisition bids. The acquisition trends observed earlier in 2004 continued into 2005. In late 2004 we benefited from the buyout of software company VERITAS, which was purchased at a significant

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Omnicare, Inc.	1.6%	1.1%
Lubrizol Corp.	1.5%	1.1%
State Street Corp.	1.5%	1.1%
Laidlaw International, Inc.	1.5%	0.8%
Old Republic International Corp.	1.5%	1.4%
PNC Bank Corp.	1.3%	1.2%
Berkshire Hathaway, Inc. - Class B	1.3%	–
Jacobs Engineering Group, Inc.	1.2%	1.2%
Manpower, Inc.	1.2%	0.3%
Anadarko Petroleum Corp.	1.2%	–

40 Janus Core, Risk-Managed and Value Funds April 30, 2005

(unaudited)

premium by Symantec. In the first few months of 2005, four other names in the Fund were acquired, including transportation company U.S. Freightways, retailer Toys "R" Us, software company SunGard Data and oil company Unocal. All of these buyouts were at stock prices at least 25% above our purchase prices. This activity validates our fundamental approach to investing in good companies selling at attractive valuations. Given a decent economy and corporate confidence, we believe merger and acquisition activity may continue to benefit the Fund.

Interestingly, among the strongest stocks in the Fund were Omnicare and McKesson, which were highlighted among the weakest performers in the previous six months. Omnicare is a provider of pharmaceuticals and related pharmacy services to long-term care institutions, while McKesson provides information and care management products to the healthcare industry. As we mentioned in our previous report, last year we used stock-price weakness in both companies as an opportunity to add to our positions, as we were focused on their long-term prospects, which we believed continued to be bright. Our long-term perspective was rewarded during this most recent six-month period and, in the case of McKesson, we significantly reduced our position as it approached our price objective. We believe our purchases of Manpower during the six-month period could have a similar positive result.

Investment Strategy and Outlook

We are increasingly seeing a blurring in the differentiation in valuation of growth and value stocks and large and small caps. Thus the average capitalization of the stocks in the portfolio continues to get somewhat larger and we see increasing relative value in fallen and undervalued growth stocks – SunGard Data provided a striking example in the first calendar quarter. But the primary message is that we will avoid stock labels and pursue value wherever we find it. Through this disciplined and opportunistic approach, we will strive to deliver strong long-term returns relative to our benchmark.

Thank you for your continued investment in Janus Mid Cap Value Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)

Janus Core, Risk-Managed and Value Funds April 30, 2005 41

Janus Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Mid Cap Value Fund
Investor Shares	5.32%	11.38%	14.84%	17.57%
Institutional Shares(1)	5.38%	11.53%	15.00%	17.70%
Russell Midcap® Value Index	8.81%	20.30%	12.73%	10.48%
Russell Midcap® Index	6.81%	14.62%	5.83%	9.01%
Lipper Ranking - Investor Shares based on total returns for Mid-Cap Value Funds	N/A	120/235	14/100	4/79

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date – August 12, 1998

(1) Closed to new investors.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Investor Shares Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,053.20	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66
Institutional Shares Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,053.80	$3.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.86

*Expenses are equal to the annualized expense ratio of 0.93% for Investor Shares and 0.77% for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Services for Institutional Shares.

See "Explanations of Charts, Tables and Financial Statements."

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Investor Shares are those of Berger Mid Cap Value Fund - Investor Shares. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Institutional Shares are those of Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002.

Due to market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Janus Services has contractually agreed to waive the transfer agency fees payable by the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2006. Without such waivers, total return would have been lower.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

42 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 84.9%
Advertising Agencies - 0.6%
300,000	Omnicom Group, Inc.#	$24,870,000
Agricultural Chemicals - 0.3%
700,000	Agrium, Inc. (New York Shares)	12,460,000
Applications Software - 0.5%
2,350,000	Siebel Systems, Inc.*	21,150,000
Automotive - Truck Parts and Equipment - Original - 1.2%
553,100	Lear Corp.#	18,744,559
500,000	Magna International, Inc. - Class A (New York Shares)	30,565,000
		49,309,559
Beverages - Wine and Spirits - 0.8%
600,000	Brown-Forman Corp. - Class B#	33,300,000
Brewery - 0.7%
450,000	Molson Coors Brewing Co. - Class B#	27,787,500
Broadcast Services and Programming - 1.0%
4,200,000	Liberty Media Corp. - Class A*	42,168,000
Building - Residential and Commercial - 0.7%
300,000	Pulte Homes, Inc.	21,435,000
100,000	Standard Pacific Corp.#	7,161,000
		28,596,000
Chemicals - Specialty - 1.5%
1,700,000	Lubrizol Corp.	65,909,000
Coal - 0.6%
600,000	Arch Coal, Inc.#	26,604,000
Commercial Banks - 0.4%
400,000	Compass Bancshares, Inc.#	17,208,000
Commercial Services - 0.7%
2,200,000	ServiceMaster Co.	28,226,000
Commercial Services - Finance - 0.4%
375,000	H&R Block, Inc.#	18,678,750
Computer Services - 0.7%
900,000	SunGard Data Systems, Inc.*	30,060,000
Distribution/Wholesale - 1.8%
350,000	Genuine Parts Co.#	15,015,000
550,000	Tech Data Corp.*	20,091,500
725,000	W.W. Grainger, Inc.	40,085,250
		75,191,750
Diversified Operations - 0.8%
950,000	Dover Corp.	34,542,000
Diversified Operations-Commercial Services - 0.4%
950,000	Cendant Corp.	18,914,500
E-Commerce/Services - 0.7%
1,400,000	IAC/InterActiveCorp*,#	30,436,000
Electronic Components - Miscellaneous - 0.9%
1,600,000	Flextronics International, Ltd. (New York Shares)*,#	17,840,000
1,950,000	Vishay Intertechnology, Inc.*,#	20,845,500
		38,685,500
Electronic Components - Semiconductors - 0.4%
600,000	Fairchild Semiconductor International, Inc.*, #	8,070,000
1,000,000	Zoran Corp.*,#	10,580,000
		18,650,000

Shares or Principal Amount		Value
Electronic Design Automation - 0.3%
800,000	Synopsys, Inc.*	$13,152,000
Engineering - Research and Development Services - 1.2%
1,073,300	Jacobs Engineering Group, Inc.*,#	52,280,443
Enterprise Software/Services - 0.4%
1,000,000	Sybase, Inc.*,#	18,930,000
Fiduciary Banks - 2.4%
1,400,000	Mellon Financial Corp.	38,766,000
1,400,000	State Street Corp.#	64,722,000
		103,488,000
Finance - Commercial - 0.9%
1,000,000	CIT Group, Inc.#	40,280,000
Finance - Investment Bankers/Brokers - 0.2%
150,000	Legg Mason, Inc.#	10,629,000
Food - Confectionary - 0.8%
650,000	J.M. Smucker Co.#	32,253,000
Food - Diversified - 0.5%
600,000	H.J. Heinz Co.	22,110,000
Food - Wholesale/Distribution - 1.0%
1,300,000	Supervalu, Inc.#	41,028,000
Forestry - 0.7%
900,000	Plum Creek Timber Company, Inc.#	31,086,000
Gas - Distribution - 0.5%
800,000	ONEOK, Inc.#	23,088,000
Health Care Cost Containment - 0.2%
200,000	McKesson Corp.	7,400,000
Hospital Beds and Equipment - 0.6%
450,000	Hillenbrand Industries, Inc.	24,849,000
Hotels and Motels - 0.3%
450,000	Fairmont Hotels & Resorts, Inc. (New York Shares)#	14,107,500
Human Resources - 1.2%
1,350,000	Manpower, Inc.	52,042,500
Industrial Gases - 0.4%
320,000	Air Products and Chemicals, Inc.	18,793,600
Internet Infrastructure Equipment - 0.6%
1,000,000	Avocent Corp.*,#	25,140,000
Internet Security - 0.5%
1,000,000	Check Point Software Technologies, Ltd. (New York Shares)*	20,950,000
Investment Management and Advisory Services - 1.9%
568,200	Alliance Capital Management Holding L.P.#	25,534,908
800,000	Federated Investors, Inc. - Class B	22,760,000
200,000	Franklin Resources, Inc.	13,736,000
1,050,000	Waddell & Reed Financial, Inc. - Class A#	18,280,500
		80,311,408
Life and Health Insurance - 0.6%
600,000	Lincoln National Corp.	26,982,000
Machinery - Construction and Mining - 0.3%
400,000	Joy Global, Inc.	13,548,000
Machinery - Farm - 1.0%
650,000	Deere & Co.	40,651,000
Medical - Biomedical and Genetic - 0.9%
750,000	Millipore Corp.*	36,165,000

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 43

Janus Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Medical - Drugs - 0.6%
1,300,000	Endo Pharmaceuticals Holdings, Inc.*,#	$25,805,000
Medical - Generic Drugs - 0.7%
1,550,000	Perrigo Co.	28,396,000
Medical - Hospitals - 1.0%
1,100,000	Health Management Associates, Inc. - Class A#	27,203,000
301,564	LifePoint Hospitals, Inc.*,#	13,404,520
		40,607,520
Medical - Nursing Homes - 1.0%
1,250,000	Manor Care, Inc.#	41,687,500
Medical Instruments - 0.7%
1,000,000	Boston Scientific Corp.*,#	29,580,000
Medical Labs and Testing Services - 0.8%
650,000	Laboratory Corporation of America Holdings*,#	32,175,000
Medical Products - 0.7%
850,000	Henry Schein, Inc.*,#	31,883,500
Medical Sterilization Products - 0.7%
1,300,000	Steris Corp.*,#	30,784,000
Multi-Line Insurance - 1.5%
2,650,000	Old Republic International Corp.	62,540,000
Multimedia - 0.9%
420,000	McGraw-Hill Companies, Inc.	36,573,600
Networking Products - 0.3%
1,250,000	Foundry Networks, Inc.*,#	10,500,000
Non-Hazardous Waste Disposal - 1.6%
1,250,000	Republic Services, Inc.#	43,250,000
900,000	Waste Management, Inc.	25,641,000
		68,891,000
Office Automation and Equipment - 0.5%
1,700,000	Xerox Corp.*	22,525,000
Oil - Field Services - 0.4%
370,100	BJ Services Co.	18,042,375
Oil and Gas Drilling - 1.5%
450,000	Nabors Industries, Ltd.*	24,241,500
1,200,000	Patterson-UTI Energy, Inc.	28,764,000
175,000	Precision Drilling Corp.*,#	12,629,750
		65,635,250
Oil Companies - Exploration and Production - 7.7%
700,000	Anadarko Petroleum Corp.	51,128,000
520,000	Apache Corp.	29,270,800
750,000	Cimarex Energy Co.*,#	26,625,000
550,000	Devon Energy Corp.	24,843,500
500,000	Houston Exploration Co.*	25,470,000
700,000	Newfield Exploration Co.*	49,721,000
550,000	Noble Energy, Inc.#	35,266,000
350,000	Patina Oil & Gas Corp.	13,440,000
500,000	Pioneer Natural Resources Co.	20,330,000
550,000	Stone Energy Corp.*,#	24,717,000
500,000	Unocal Corp.#	27,275,000
		328,086,300
Oil Field Machinery and Equipment - 1.3%
800,000	Cooper Cameron Corp.*	43,952,000
292,705	National-Oilwell Varco, Inc.*	11,632,097
		55,584,097

Shares or Principal Amount		Value
Paper and Related Products - 2.5%
750,000	Rayonier, Inc.#	$37,695,000
2,400,000	Smurfit-Stone Container Corp.*	31,464,000
1,150,000	Temple-Inland, Inc.#	38,812,500
		107,971,500
Pharmacy Services - 1.6%
1,950,000	Omnicare, Inc.#	67,606,500
Photo Equipment and Supplies - 0.2%
300,000	Eastman Kodak Co.#	7,500,000
Pipelines - 0.4%
500,000	Western Gas Resources, Inc.#	16,705,000
Property and Casualty Insurance - 0.3%
250,000	Mercury General Corp.	13,215,000
Publishing - Newspapers - 0.9%
1,000,000	Tribune Co.#	38,600,000
Radio - 1.0%
1,500,000	Cox Radio, Inc. - Class A*,#	23,580,000
1,100,000	Westwood One, Inc.	20,130,000
		43,710,000
Reinsurance - 2.4%
19,000	Berkshire Hathaway, Inc. - Class B*	53,162,190
200,000	Everest Re Group, Ltd.#	16,440,000
850,000	IPC Holdings, Ltd.	31,985,500
		101,587,690
REIT - Apartments - 0.3%
300,000	Archstone-Smith Trust, Inc.	10,791,000
REIT - Health Care - 0.6%
1,000,000	Health Care Property Investors, Inc.#	25,640,000
REIT - Office Property - 1.1%
250,000	Alexandria Real Estate Equities, Inc.#	17,205,000
1,500,000	Trizec Properties, Inc.#	29,985,000
		47,190,000
REIT - Regional Malls - 0.9%
600,000	Macerich Co.#	36,180,000
REIT - Shopping Centers - 0.5%
800,000	Equity One, Inc.	16,752,000
75,000	Weingarten Realty Investors	2,700,750
		19,452,750
Retail - Apparel and Shoe - 0.7%
500,000	AnnTaylor Stores Corp.*,#	12,245,000
700,000	Talbots, Inc.	17,885,000
		30,130,000
Retail - Auto Parts - 0.6%
450,000	Advance Auto Parts, Inc.*	24,007,500
Retail - Discount - 0.3%
1,200,000	Big Lots, Inc.*,#	12,216,000
Retail - Drug Store - 0.9%
700,000	CVS Corp.#	36,106,000
Retail - Major Department Stores - 0.6%
1,500,000	Saks, Inc.*,#	25,560,000
Retail - Restaurants - 0.4%
400,000	Wendy's International, Inc.	17,172,000
Retail - Toy Store - 0.2%
300,000	Toys R Us, Inc.*	7,605,000

See Notes to Schedules of Investments and Financial Statements.

44 Janus Core, Risk-Managed and Value Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Rubber - Tires - 0.8%
1,850,000	Cooper Tire & Rubber Co.#	$32,282,500
Savings/Loan/Thrifts - 3.7%
1,900,000	Astoria Financial Corp.	50,369,000
1,400,000	Independence Community Bank Corp.#	49,952,000
399,999	People's Bank#	16,611,958
1,770,000	Washington Federal, Inc.	39,453,300
		156,386,258
Semiconductor Components/Integrated Circuits - 0.3%
1,200,000	Integrated Device Technology, Inc.*	12,840,000
Steel - Producers - 0.3%
500,000	Steel Dynamics, Inc.#	13,590,000
Super-Regional Banks - 2.0%
1,025,000	PNC Bank Corp.	54,560,750
425,414	SunTrust Banks, Inc.	30,982,902
		85,543,652
Telecommunication Equipment - 1.0%
1,400,000	Andrew Corp.*	17,178,000
3,000,000	Avaya, Inc.*,#	26,040,000
		43,218,000
Telephone - Integrated - 2.4%
550,000	ALLTEL Corp.#	31,328,000
1,550,000	CenturyTel, Inc.#	47,569,500
705,700	IDT Corp.*,#	9,498,722
850,000	IDT Corp. - Class B*,#	11,951,000
		100,347,222
Toys - 0.6%
1,400,000	Mattel, Inc.	25,270,000
Transportation - Railroad - 0.4%
1,000,000	Kansas City Southern*,#	18,920,000
Transportation - Services - 1.5%
2,850,000	Laidlaw International, Inc.*,#	63,811,500
Transportation - Truck - 0.9%
150,000	USF Corp.#	6,394,500
1,800,000	Werner Enterprises, Inc.	33,444,000
		39,838,500
Wireless Equipment - 0.2%
1,550,000	Wireless Facilities, Inc.*,#	8,199,500
Total Common Stock (Cost $3,322,755,506)		3,610,500,224
Money Market - 4.7%
200,000,000	Janus Institutional Cash Reserves Fund 2.86% (cost $200,000,000)	200,000,000
Other Securities - 7.0%
298,595,427	State Street Navigator Securities Lending Prime Portfolio†	298,595,427
$530,039	U.S. Government Securities†	530,039
Total Other Securities (cost $299,125,466)		299,125,466

Shares or Principal Amount		Value
Repurchase Agreements - 9.4%
$1,500,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $1,500,374 collateralized by $3,001,926 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $1,530,010	$1,500,000
150,000,000	Cantor Fitzgerald and Co., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $150,037,500 collateralized by $428,943,815 in U.S. Government Agencies 3.35375% - 5.00%, 8/15/23 - 4/15/34 with a value of $153,002,929	150,000,000
250,000,000	Deutsche Bank Securities, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $250,062,500 collateralized by $290,935,168 in U.S. Government Agencies 0% - 7.00%, 3/1/19 - 12/1/34 with a value of $255,000,001	250,000,000
Total Repurchase Agreements (cost $401,500,000)		401,500,000
Short-Term U.S. Government Agency – 0.4%
15,000,000	Federal Home Loan Bank System 2.85%, 8/2/05 (cost $14,889,562)	14,887,500
Time Deposit - 0.5%
20,000,000	Societe Generale, ETD 2.94%, 5/2/04 (cost $20,000,000)	20,000,000
Total Investments (total cost $4,258,270,534) – 106.9%		4,546,013,190
Liabilities, net of Cash, Receivables and Other Assets – (6.9)%		(292,054,975)
Net Assets – 100%		$4,253,958,215

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$72,667,000	1.6%
Canada	69,762,250	1.5%
Israel	20,950,000	0.5%
Singapore	17,840,000	0.4%
United States††	4,364,793,940	96.0%
Total	$4,546,013,190	100.0%

††Includes Short-Term Securities and Other Securities (75.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 45

Janus Small Cap Value Fund
(unaudited) (closed to new investors)

Managed by

Perkins, Wolf, McDonnell

and Company, LLC

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Performance Overview

The Fund slightly outperformed its benchmark, the Russell 2000® Value Index, for the six months ended April 30, 2005. The Janus Small Cap Value Fund – Investor Shares and Institutional shares returned 1.94% and 2.05%, respectively, and the Index returned 1.52%. This time period, in many ways, offers a snapshot view of the Fund's past performance in different market environments. The Fund lagged the Russell 2000® Value Index by a fairly large margin during a very strong fourth quarter. We maintained our valuation discipline, sold stocks that reached our price targets and allowed our already historically high cash position to build because attractive risk/reward situations were scarce. The Fund was then less exposed to the market decline in the first quarter of 2005. Furthermore, our bottom-up approach, emphasizing balance sheet strength and cash flows, translated into a portfolio that was well positioned, as evidenced by the positive effects stock selection and group weightings had on our relative performance.

Investment Strategy in this Environment

Our investment strategy has not changed. We have been acutely sensitive to maintaining the investment disciplines that have produced our strong long-term record. Monetary policy is tightening, the benefits of expansive fiscal policy are largely behind us, earnings comparisons are becoming more difficult and after two years of unusually strong market gains, stocks are not cheap.

Contributors Included Energy and Healthcare Holdings

Over the last six months, the Fund's overweight position in energy helped, as it was one of the strongest sectors in the benchmark. Also, good stock selection within healthcare, particularly on the equipment and service side, translated into positive relative returns.

We continue to feel comfortable with our energy exposure. Of late, we have emphasized exploration and production stocks. While there may be more temporary price swings due to the volatility in underlying commodity prices, we have viewed weakness as an opportunity to add to positions that trade at discounts to our relatively conservative Net Asset Value ("NAV") estimates. On the service side, we took some profits in a few names as they reached our price targets.

Within healthcare, Steris Corporation, one of our top ten contributors, performed relatively well as the market seemed to be willing to afford a higher multiple to the shares, based on the growing influence of consumables within their business model. We viewed the strength in its stock price as an opportunity to take gains, and pared back our holdings. We will continue with this strategy if the stock moves higher. Also, Lifepoint Hospitals moved higher due to what should be an accretive acquisition of Province Healthcare, another Fund holding. Again, we took some profits here, as we felt much of the simple synergies were priced into the shares.

The largest percentage gain of any individual stock in the portfolio also came from the healthcare area. Accredo Health was acquired by Medco Health Solutions. The stock closed up almost 40% the day the deal was announced, and afforded the Fund about a 95% return for the six-month period. Benefits from merger and acquisition activity were not limited to healthcare, however. Select Fund holdings in the technology and transportation industries also gained as a result of being the targets of acquisitions. While we don't look for, or depend on buyouts as a basis for our performance, we do feel the fact that approximately 5%-10% of the portfolio has been targeted for buyouts, lends validity to our investment process.

Top 10 Equity Holdings - (% of Net Assets)

	April 30, 2005	October 31, 2004
Lubrizol Corp.	2.8%	2.4%
Laidlaw International, Inc.	2.3%	1.5%
Rayonier, Inc.	2.3%	2.0%
Home Properties, Inc.	2.1%	1.8%
Wolverine World Wide, Inc.	1.8%	2.0%
Supervalu, Inc.	1.8%	1.6%
Manor Care, Inc.	1.8%	1.9%
Perrigo Co.	1.8%	1.2%
Arch Coal, Inc.	1.8%	1.2%
First Niagara Financial Group, Inc.	1.7%	1.8%

46 Janus Core, Risk-Managed and Value Funds April 30, 2005

(unaudited)

Select Technology Companies Detracted from Performance

One area that showed particular weakness over the last six months was technology. The portfolio is closely weighted relative to our benchmark, and while we are very well diversified here, large price declines in Silicon Storage Technologies, Verity, and Foundry Networks resulted in underperformance. Like the rest of our technology holdings, these companies have cash-rich balance sheets and positive cash flows. These attributes should allow them to weather, what we feel is, a temporary lack of demand, and we have attempted to use these declines as an opportunity to lower our average cost per share. As always, we will try to take advantage by buying quality companies that we believe are mis-priced due to short-term problems.

Outlook

We are increasingly seeing a blurring in the differentiation in valuation of growth and value stocks. The primary message is that we will avoid labels and pursue value wherever we can find it within the small-cap space. Not deviating from this disciplined and opportunistic approach, we will strive to deliver above-average long-term returns relative to our benchmark.

Thank you for your continued investment in Janus Small Cap Value Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)

Janus Core, Risk-Managed and Value Funds April 30, 2005 47

Janus Small Cap Value Fund (unaudited) (Closed to new investors)

Performance

Average Annual Total Return - for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year
Janus Small Cap Value Fund
Investor Shares	1.94%	7.17%	13.04%	15.77%
Institutional Shares	2.05%	7.42%	13.34%	16.06%
Russell 2000® Value Index	1.52%	9.80%	14.07%	13.35%
Lipper Ranking - Investor Shares - based on total returns for Small-Cap Core Funds	N/A	293/591	53/324	N/A

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,019.40	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.06
Expense Example - Institutional Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,020.50	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96

*Expenses are equal to the annualized expense ratio of 1.01% for Investor Shares and 0.79% for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Services for Institutional Shares.

See "Explanations of Charts, Tables and Financial Statements."

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Small Cap Value Fund - Investor Shares are those of Berger Small Cap Value Fund - Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund - Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Janus Small Cap Value Fund - Institutional Shares are those of Berger Small Cap Value Fund - Institutional Shares for the periods prior to April 21, 2003.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Due to market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Janus Services has contractually agreed to waive the transfer agency fees payable by the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2006. Without such waivers total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper Ranking is for the Investor share class only; other classes may have different performance characteristics.

48 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Small Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 82.1%
Agricultural Chemicals - 0.6%
1,030,000	UAP Holding Corp.*,#	$14,821,700
Automotive - Truck Parts and Equipment - Original - 0.5%
660,000	Superior Industries International, Inc.#,£	13,417,800
Batteries and Battery Systems - 0.4%
500,000	Wilson Greatbatch Technologies, Inc.*,#	9,590,000
Building - Mobile Home and Manufactured Homes - 0.5%
1,000,000	Monaco Coach Corp.#	14,180,000
Building Products - Cement and Aggregate - 0.6%
210,000	Eagle Materials, Inc.#	15,802,500
Chemicals - Plastics - 0.1%
232,700	A. Schulman, Inc.#	3,886,090
Chemicals - Specialty - 3.8%
420,000	Ferro Corp.#	7,610,400
1,900,000	Lubrizol Corp.#	73,663,000
600,000	MacDermid, Inc.#	18,210,000
		99,483,400
Circuit Boards - 0.4%
1,100,000	TTM Technologies, Inc.*,#	9,911,000
Coal - 1.8%
1,050,000	Arch Coal, Inc.#	46,557,000
Commercial Banks - 2.7%
1,550,000	F.N.B. Corp.#	29,372,500
668,566	First Financial Bancorp.#	11,559,506
142,800	Hudson United Bancorp	4,892,328
1,230,000	Susquehanna Bancshares, Inc.#	25,866,900
		71,691,234
Commercial Services - 0.4%
250,000	Arbitron, Inc.#	10,580,000
Computer Services - 0.9%
810,000	Covansys Corp.*,#	8,172,900
880,000	Manhattan Associates, Inc.*,#	16,614,400
		24,787,300
Computers - Memory Devices - 0.3%
2,600,000	Silicon Storage Technology, Inc.*,#	6,812,000
Consulting Services - 0.5%
450,000	MAXIMUS, Inc.#	13,815,000
Decision Support Software - 0.4%
1,100,000	NetIQ Corp.*,#	11,792,000
Diversified Operations - 3.1%
800,000	A.O. Smith Corp.#,£	22,800,000
1,450,000	Federal Signal Corp.#	20,343,500
625,000	Harsco Corp.	33,531,250
200,000	Trinity Industries, Inc.#	4,670,000
		81,344,750
Electronic Components - Miscellaneous - 0.4%
900,000	Technitrol, Inc.#	11,682,000
Electronic Components - Semiconductors - 1.1%
1,700,000	Pixelworks, Inc.*,#	13,090,000
1,485,000	Zoran Corp.*,#	15,711,300
		28,801,300
Electronic Measuring Instruments - 0.3%
400,000	Orbotech, Ltd.#	8,132,000

Shares or Principal Amount		Value
Engineering - Research and Development Services - 1.0%
600,000	EMCOR Group, Inc.*,#,£	$26,808,000
Enterprise Software/Services - 0.4%
2,000,000	Micromuse, Inc.*,#	10,340,000
Finance - Consumer Loans - 0.3%
500,000	Collegiate Funding Services*,#	7,745,000
Food - Wholesale/Distribution - 1.8%
1,540,000	Supervalu, Inc.#	48,602,400
Footwear and Related Apparel - 1.8%
2,400,000	Wolverine World Wide, Inc.#	48,696,000
Human Resources - 0.5%
2,280,000	Spherion Corp.*,#	12,790,800
Internet Applications Software - 0.5%
1,054,460	Lionbridge Technologies, Inc.*,#	4,481,455
1,210,000	Verity, Inc.*,#	9,922,000
		14,403,455
Internet Infrastructure Equipment - 0.4%
450,000	Avocent Corp.*	11,313,000
Investment Management and Advisory Services - 1.0%
1,550,000	Waddell & Reed Financial, Inc. - Class A	26,985,500
Machine Tools and Related Products - 0.5%
460,000	Lincoln Electric Holdings, Inc.#	14,053,000
Machinery - Construction and Mining - 0.4%
275,000	Joy Global, Inc.	9,314,250
Machinery - General Industrial - 0.7%
550,000	Albany International Corp. - Class A#	17,248,000
Medical - Drugs - 0.6%
750,000	Priority Healthcare Corp. - Class B*,#	17,085,000
Medical - Generic Drugs - 1.8%
2,550,000	Perrigo Co.#	46,716,000
Medical - Hospitals - 1.1%
670,000	LifePoint Hospitals, Inc.*,#	29,781,500
Medical - Nursing Homes - 1.8%
1,450,000	Manor Care, Inc.#	48,357,500
Medical Information Systems - 0.3%
600,000	Dendrite International, Inc.*,#	9,252,000
Medical Laser Systems - 0.2%
625,000	Candela Corp.*,#	5,662,500
Medical Products - 0.7%
440,000	Invacare Corp.#	18,022,400
Medical Sterilization Products - 1.6%
1,837,100	Steris Corp.*,#	43,502,528
Metal Processors and Fabricators - 1.3%
1,000,000	Kaydon Corp.#	27,440,000
490,000	Worthington Industries, Inc.#	7,967,400
		35,407,400
Multi-Line Insurance - 1.6%
1,800,000	Old Republic International Corp.	42,480,000
Networking Products - 0.5%
1,450,000	Foundry Networks, Inc.*,#	12,180,000

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 49

Janus Small Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Oil - Field Services - 2.2%
980,000	Key Energy Services, Inc.*,#	$11,025,000
550,000	Tetra Technologies, Inc.*,#	14,866,500
930,000	Universal Compression Holdings, Inc.*,#	32,643,000
		58,534,500
Oil and Gas Drilling - 0.8%
3,750,000	Grey Wolf, Inc.*,#	22,500,000
Oil Companies - Exploration and Production - 6.4%
670,000	Forest Oil Corp.#	25,815,100
400,000	Houston Exploration Co.*,#	20,376,000
250,000	Newfield Exploration Co.*,#	17,757,500
950,000	Petrohawk Energy Corp.*,#	8,236,500
1,095,000	Plains Exploration & Production Co.*	35,237,100
700,000	Remington Oil & Gas Corp.*,#	20,419,000
1,010,000	St. Mary Land & Exploration Co.#	21,917,000
450,000	Stone Energy Corp.*,#	20,223,000
		169,981,200
Paper and Related Products - 3.1%
1,100,000	Glatfelter	13,123,000
1,200,000	Rayonier, Inc.#	60,312,000
620,000	Wausau-Mosinee Paper Corp.#	8,227,400
		81,662,400
Pharmacy Services - 0.7%
400,000	Accredo Health, Inc.*,#	18,120,000
Property and Casualty Insurance - 0.7%
900,000	Harleysville Group, Inc.#	18,711,000
Publishing - Periodicals - 1.3%
2,000,000	Reader's Digest Association, Inc.#	34,000,000
Reinsurance - 0.8%
570,000	IPC Holdings, Ltd.#	21,449,100
REIT - Apartments - 2.1%
1,300,000	Home Properties, Inc.#	54,405,000
REIT - Diversified - 1.4%
1,000,000	Equity Lifestyle Properties, Inc.#,£	36,600,000
REIT - Office Property - 2.7%
250,000	Alexandria Real Estate Equities, Inc.	17,205,000
1,000,000	Brandywine Realty Trust, Inc.	28,300,000
765,000	Prentiss Properties Trust#	25,413,300
		70,918,300
REIT - Warehouse and Industrial - 1.8%
400,000	EastGroup Properties, Inc.#	15,000,000
850,000	First Industrial Realty Trust, Inc.#	32,470,000
		47,470,000
Retail - Apparel and Shoe - 0.4%
455,000	AnnTaylor Stores Corp.*,#	11,142,950
Retail - Convenience Stores - 1.1%
1,760,000	Casey's General Stores, Inc.#	29,708,800
Retail - Discount - 1.7%
3,365,000	Big Lots, Inc.*	34,255,700
680,000	Fred's, Inc.	9,819,200
		44,074,900
Retail - Pawn Shops - 0.2%
390,000	Cash America International, Inc.	5,791,500
Retail - Restaurants - 0.6%
822,300	Bob Evans Farms, Inc.#	16,774,920

Shares or Principal Amount		Value
Rubber - Tires - 1.3%
1,930,000	Cooper Tire & Rubber Co.#	$33,678,500
Savings/Loan/Thrifts - 6.7%
2,800,000	Brookline Bancorp, Inc.#	42,000,000
3,625,000	First Niagara Financial Group, Inc.#	45,457,500
2,500,000	Provident Financial Services, Inc.#	42,475,000
1,980,000	Washington Federal, Inc.#	44,134,200
		174,066,700
Semiconductor Components/Integrated Circuits - 0.3%
670,000	Integrated Device Technology, Inc.*	7,169,000
Steel - Producers - 0.2%
225,000	Steel Dynamics, Inc.#	6,115,500
Telecommunication Equipment - 0.4%
845,000	Ditech Communications Corp.*,#	9,556,950
Telephone - Integrated - 0.6%
1,150,000	IDT Corp. - Class B*,#	16,169,000
Transportation - Marine - 0.3%
200,000	Teekay Shipping Corp. (New York Shares)#	8,388,000
Transportation - Railroad - 1.4%
2,003,000	Kansas City Southern*,#	37,896,760
Transportation - Services - 2.3%
2,750,000	Laidlaw International, Inc.*,#	61,572,500
Transportation - Truck - 0.4%
540,000	Heartland Express, Inc.#	10,011,600
Wireless Equipment - 0.6%
4,130,000	Stratex Networks, Inc.*,#	5,369,000
1,850,000	Wireless Facilities, Inc.*,#	9,786,500
		15,155,500
Total Common Stock (cost $1,831,806,549)		2,175,457,887
Money Market - 4.7%
125,000,000	Janus Institutional Cash Reserves Fund 2.86% (cost $125,000,000)	125,000,000
Other Securities - 13.2%
349,760,509	State Street Navigator Securities Lending Prime Portfolio† (cost $349,760,509)	349,760,509
Repurchase Agreements - 9.8%
$25,400,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $25,406,329 collateralized by $50,832,612 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $25,908,161	25,400,000
130,000,000	Commerzbank Capital Markets Corp. 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $130,032,500 collateralized by $163,217,708 in U.S. Government Agencies 4.019% - 5.082%, 3/1/33 - 9/1/34 $2,912,650 in U.S. Treasury Notes/Bonds 5.375% - 11.25%, 2/15/15 - 2/15/31 with respective values of $128,495,089 and $4,105,636	130,000,000
105,600,000	J.P. Morgan Securities, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $105,626,400 collateralized by $731,786,119 in U.S. Government Agencies 0.23209% - 6.00%, 2/1/18 - 4/16/47 with a value of $107,712,419	105,600,000
Total Repurchase Agreements (cost $261,000,000)		261,000,000

See Notes to Schedules of Investments and Financial Statements.

50 Janus Core, Risk-Managed and Value Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Short-Term U.S. Government Agencies - 3.4%
		Fannie Mae:
$25,000,000	3.00%, 7/20/05	$24,841,667
25,000,000	3.01%, 7/27/05	24,810,410
15,000,000	Federal Home Loan Bank System 2.85%, 8/2/05	14,886,312
25,030,000	Freddie Mac 3.005%, 7/26/05	24,840,189
Total Short-Term U.S. Government Agencies (amortized cost $89,391,660)		89,378,578
Total Investments (total cost $2,656,958,718) – 113.2%		3,000,596,974
Liabilities, net of Cash, Receivables and Other Assets – (13.2)%		(349,452,918)
Net Assets – 100%		$2,651,144,056

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$21,449,100	0.7%
Israel	8,132,000	0.3%
Marshall Islands	8,388,000	0.3%
United States††	2,962,627,874	98.7%
Total	$3,000,596,974	100.0%

†† Includes Short-Term Securities and Other Securities (71.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 51

Statements of Assets and Liabilities

As of April 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Balanced Fund	Janus Contrarian Fund		Janus Core Equity Fund	Janus Growth and Income Fund
Assets:
Investments, at cost(1)	$2,785,426	$2,094,870		$560,700	$4,822,383
Investments, at value(1)	$3,010,041	$2,757,965		$645,427	$5,550,016
Cash	1,100	1,082		1,054	1,047
Cash denominated in foreign currencies(2)	–	817		188	1,491
Receivables:
Investments sold	–	460		–	1,215
Fund shares sold	1,342	400		334	2,534
Dividends	1,496	2,527		626	6,385
Interest	15,002	16		8	132
Due from adviser	–	–		–	–
Other assets	17	22		5	46
Variation margin	–	–		–	–
Forward currency contracts	51	–		18	93
Total Assets	3,029,049	2,763,289		647,660	5,562,959
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	375,294	167,531		38,729	407,922
Investments purchased	1,252	12,788		443	58,246
Fund shares repurchased	8,749	2,024		529	4,227
Advisory fees	1,213	1,405		307	2,645
Transfer agent fees and expenses	566	680		156	1,034
Administrative services fees	N/A	N/A		N/A	N/A
Foreign tax liability	–	2,212		–	–
Accrued expenses	208	404		106	479
Forward currency contracts	476	8,312		322	248
Total Liabilities	387,758	195,356		40,592	474,801
Net Assets	$2,641,291	$2,567,933		$607,068	$5,088,158
Net Assets Consist of:
Capital (par value and paid in surplus)*	$2,734,492	$2,248,807		$653,605	$5,107,500
Undistributed net investment income/(loss)*	5,858	1,037		851	4,578
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(323,248)	(334,491)		(131,811)	(751,421)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	224,189	652,580	(3)	84,423	727,501
Total Net Assets	$2,641,291	$2,567,933		$607,068	$5,088,158
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	128,233	208,278		31,175	165,226
Net Asset Value Per Share	$20.60	$12.33		$19.47	$30.80
Net Assets – Investor Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share
Net Assets – Institutional Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share

As of April 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Research Fund		Janus Risk-Managed Stock Fund	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Assets:
Investments, at cost(1)	$25,298		$296,509	$4,258,271	$2,656,959
Investments, at value(1)	$24,540		$315,261	$4,546,013	$3,000,597
Cash	187		85	3,945	845
Cash denominated in foreign currencies(2)	12		–	–	–
Receivables:
Investments sold	20		2,794	40,387	11,825
Fund shares sold	104		602	6,318	1,879
Dividends	20		319	1,613	1,458
Interest	–		3	554	408
Due from adviser	45		–	–	–
Other assets	–		1	24	24
Variation margin	–		145	–	–
Forward currency contracts	–		–	–	–
Total Assets	24,928		319,210	4,598,854	3,017,036
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–		–	299,125	349,761
Investments purchased	–		8,253	38,906	9,590
Fund shares repurchased	–		303	3,572	4,312
Advisory fees	12		125	2,242	1,612
Transfer agent fees and expenses	6		70	698	281
Administrative services fees	N/A		12	176	113
Foreign tax liability	3		–	–	–
Accrued expenses	22		33	177	223
Forward currency contracts	–		–	–	–
Total Liabilities	43		8,796	344,896	365,892
Net Assets	$24,885		$310,414	$4,253,958	$2,651,144
Net Assets Consist of:
Capital (par value and paid in surplus)*	$25,862		$283,247	$3,783,465	$2,159,257
Undistributed net investment income/(loss)*	13		707	9,007	12,535
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(230)		7,703	173,744	135,714
Unrealized appreciation/(depreciation) of investments and foreign currency translations	(760	)(3)	18,757	287,742	343,638
Total Net Assets	$24,885		$310,414	$4,253,958	$2,651,144
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,596		21,790
Net Asset Value Per Share	$9.59		$14.25
Net Assets – Investor Shares				$3,683,762	$1,363,053
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)				172,002	47,774
Net Asset Value Per Share				$21.42	$28.53
Net Assets – Institutional Shares				$570,196	$1,288,091
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)				26,526	44,875
Net Asset Value Per Share				$21.50	$28.70

*See Note 4 in Notes to Financial Statements.

(1)  Investments at cost and value include $365,660,645, $163,306,375, $37,196,170, $394,939,585, $292,140,320 and $340,153,140 of securities loaned for Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively (Note 1).

(2) Includes cost of $818,344, $188,121, $1,494,036 and $11,806 for Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund and Janus Research Fund, respectively.

(3) Net of foreign taxes on investments of $2,212,422 and $2,838 for Janus Contrarian Fund and Janus Research Fund, respectively.

See Notes to Financial Statements.

52 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Core, Risk-Managed and Value Funds April 30, 2005 53

Statements of Operations

For the six-month period ended April 30, 2005 (unaudited) (all numbers in thousands)	Janus Balanced Fund	Janus Contrarian Fund	Janus Core Equity Fund	Janus Growth and Income Fund
Investment Income:
Interest	$25,371	$249	$229	$650
Securities lending income	172	64	32	256
Dividends	14,040	17,552	5,079	50,529
Dividends from Affiliate	–	875	–	–
Foreign tax withheld	(244)	(710)	(107)	(995)
Total Investment Income	39,339	18,030	5,233	50,440
Expenses:
Advisory fees	7,656	8,509	1,907	16,502
Transfer agent fees and expenses	3,053	3,177	776	5,728
Registration fees	27	24	14	34
Postage and mailing expenses	119	216	45	324
Custodian fees	24	141	13	65
Printing expenses	152	277	66	577
Professional fees	11	19	14	20
Non-interested Trustees' fees and expenses	35	25	14	44
Legal fees	4	4	7	5
Administrative services fees	N/A	N/A	N/A	N/A
Other expenses	51	49	21	101
Non-recurring Costs (Note 2)	–	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	11,132	12,441	2,877	23,400
Expense and Fee Offset	(45)	(34)	(12)	(73)
Net Expenses	11,087	12,407	2,865	23,327
Less: Excess Expense Reimbursement	–	–	–	–
Net Expenses after Expense Reimbursement	11,087	12,407	2,865	23,327
Net Investment Income/(Loss)	28,252	5,623	2,368	27,113
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	83,049	144,222	31,123	203,830
Net realized gain/(loss) from foreign currency transactions	(4,064)	(24,176)	(1,505)	(3,520)
Net realized gain/(loss) from futures contracts	–	–	–	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(35,100)	(3,949)	(6,282)	72,353
Payment from affiliate (Note 2)	14	1	–	1
Net Realized and Unrealized Gain/(Loss) on Investments	43,899	116,098	23,336	272,664
Net Increase/(Decrease) in Net Assets Resulting from Operations	$72,151	$121,721	$25,704	$299,777

For the six-month period ended April 30, 2005 (unaudited) (all numbers in thousands)	Janus Research Fund(1)		Janus Risk-Managed Stock Fund	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Investment Income:
Interest	$10		$192	$5,863	$4,593
Securities lending income	–		–	129	317
Dividends	47		2,092	23,799	18,549
Dividends from Affiliate	–		–	1,603	1,912
Foreign tax withheld	(2)		–	(83)	–
Total Investment Income	55		2,284	31,311	25,371
Expenses:
Advisory fees	22		633	12,684	10,232
Transfer agent fees and expenses	10		313	4,150	2,758
Registration fees	44		15	55	–
Postage and mailing expenses	4		11	151	136
Custodian fees	5		16	26	17
Printing expenses	5		24	217	147
Professional fees	3		18	21	22
Non-interested Trustees' fees and expenses	1		11	45	49
Legal fees	3		6	4	3
Administrative services fees	N/A		63	996	714
Other expenses	2		11	62	46
Non-recurring Costs (Note 2)	–		–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–		–	–	–
Total Expenses	99		1,121	18,411	14,124
Expense and Fee Offset	–		(2)	(43)	(53)
Net Expenses	99		1,119	18,368	14,071
Less: Excess Expense Reimbursement	(57)		–	(305)	(1,235)
Net Expenses after Expense Reimbursement	42		1,119	18,063	12,836
Net Investment Income/(Loss)	13		1,165	13,248	12,535
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(231)		7,746	180,568	139,277
Net realized gain/(loss) from foreign currency transactions	–		–	–	–
Net realized gain/(loss) from futures contracts	–		183	–	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(760	)(2)	3,561	(16,857)	(85,851)
Payment from affiliate (Note 2)	–		–	46	105
Net Realized and Unrealized Gain/(Loss) on Investments	(991)		11,490	163,757	53,531
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(978)		$12,655	$177,005	$66,066

(1)  Period from February 25, 2005 (inception date) through April 30, 2005.

(2)  Net of foreign taxes on investments of $2,212,422 and $2,838 for Janus Contrarian Fund and Janus Research Fund, respectively.

See Notes to Financial Statements.

54 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Core, Risk-Managed and Value Funds April 30, 2005 55

Statements of Changes in Net Assets

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004 (all numbers in thousands)	Janus Balanced Fund	Janus Contrarian Fund		Janus Core Equity Fund
	2005	2004	2005	2004	2005
Operations:
Net investment income/(loss)	$28,252	$58,844	$5,623	$1,834	$2,368
Net realized gain/(loss) from investment and foreign currency transactions	78,985	234,919	120,046	156,789	29,618
Net realized gain/(loss) from futures contracts	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	(35,100)	(54,556)	(3,949)	243,712	(6,282)
Payment from affiliate (Note 2)	14	7	1	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	72,151	239,214	121,721	402,336	25,704
Dividends and Distributions to Shareholders:
Net investment income*	(29,997)	(60,267)	(5,326)	–	(2,694)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–
Net Increase/(Decrease) from Dividends and Distributions	(29,997)	(60,267)	(5,326)	–	(2,694)
Capital Share Transactions:
Shares sold	163,304	414,755	323,537	254,750	51,258
Redemption fees	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	29,515	59,337	5,191	–	2,610
Shares repurchased	(443,105)	(1,732,181)	(261,149)	(771,963)	(83,079)
Net Increase/(Decrease) from Capital Share Transactions	(250,286)	(1,258,089)	67,579	(517,213)	(29,211)
Net Increase/(Decrease) in Net Assets	(208,132)	(1,079,142)	183,974	(114,877)	(6,201)
Net Assets:
Beginning of period	2,849,423	3,928,565	2,383,959	2,498,836	613,269
End of period	$2,641,291	$2,849,423	$2,567,933	$2,383,959	$607,068
Undistributed net investment income/(loss)*	$5,858	$7,603	$1,037	$740	$851

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004 (all numbers in thousands)	Janus Growth and Income Fund		Janus Research Fund	Janus Risk-Managed Stock Fund
	2004	2005	2004	2005(1)	2005	2004
Operations:
Net investment income/(loss)	$1,575	$27,113	$13,102	$13	$1,165	$936
Net realized gain/(loss) from investment and foreign currency transactions	69,999	200,310	364,006	(231)	7,746	9,035
Net realized gain/(loss) from futures contracts	–	–	–	–	183	157
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	(3,728)	72,353	85,564	(760)	3,561	6,509
Payment from affiliate (Note 2)	–	1	1	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	67,846	299,777	462,673	(978)	12,655	16,637
Dividends and Distributions to Shareholders:
Net investment income*	(2,483)	(25,961)	(14,882)	–	(1,229)	(249)
Net realized gain/(loss) from investment transactions*	–	–	–	–	(9,375)	(1,972)
Net Increase/(Decrease) from Dividends and Distributions	(2,483)	(25,961)	(14,882)	–	(10,604)	(2,221)
Capital Share Transactions:
Shares sold	73,143	385,208	599,620	26,712	137,868	108,272
Redemption fees	N/A	N/A	N/A	N/A	37	42
Reinvested dividends and distributions	2,392	25,214	14,417	–	10,475	2,185
Shares repurchased	(235,481)	(773,290)	(1,887,758)	(849)	(21,920)	(31,948)
Net Increase/(Decrease) from Capital Share Transactions	(159,946)	(362,868)	(1,273,721)	25,863	126,460	78,551
Net Increase/(Decrease) in Net Assets	(94,583)	(89,052)	(825,930)	24,885	128,511	92,967
Net Assets:
Beginning of period	707,852	5,177,210	6,003,140	–	181,903	88,936
End of period	$613,269	$5,088,158	$5,177,210	$24,885	$310,414	$181,903
Undistributed net investment income/(loss)*	$1,177	$4,578	$3,425	$13	$707	$771

*See Note 4 in Notes to Financial Statements.

(1)  Period from February 25, 2005 (inception date) through April 30, 2005.

See Notes to Financial Statements.

56 Janus Core, Risk-Managed and Value Funds April 30, 2005

Janus Core, Risk-Managed and Value Funds April 30, 2005 57

Statements of Changes in Net Assets (continued)

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
(all numbers in thousands)	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$13,248	$15,407	$12,535	$31,505
Net realized gain/(loss) from investment and foreign currency transactions	180,568	328,535	139,277	539,106
Net realized gain/(loss) from futures contracts	–	(1,152)	–	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	(16,857)	40,641	(85,851)	(106,657)
Payment from affiliate (Note 2)	46	142	105	2
Net Increase/(Decrease) in Net Assets Resulting from Operations	177,005	383,573	66,066	463,956
Dividends and Distributions to Shareholders:
Net investment income *
Investor Shares	(11,969)	(8,528)	(13,720)	(6,832)
Institutional Shares	(2,433)	(2,336)	(16,289)	(9,867)
Net realized gain from investment transactions*
Investor Shares	(273,351)	–	(218,723)
Institutional Shares	(41,556)	–	(207,212)
Net Increase/Decrease from Dividends and Distributions	(329,309)	(10,864)	(455,944)	(16,699)
Capital Share Transactions:
Shares sold
Investor Shares	1,007,939	1,712,689	147,615	285,854
Institutional Shares	118,821	164,746	109,637	225,324
Reinvested dividends and distributions
Investor Shares	270,829	7,653	207,625	5,697
Institutional Shares	42,831	2,291	203,816	8,735
Shares repurchased
Investor Shares	(441,618)	(550,282)	(273,992)	(703,692)
Institutional Shares	(35,865)	(53,135)	(234,724)	(543,775)
Net Increase/(Decrease) from Capital Share Transactions	962,937	1,283,962	159,977	(721,857)
Net Increase/(Decrease) in Net Assets	810,633	1,656,671	(229,901)	(274,600)
Net Assets:
Beginning of period	3,443,325	1,786,654	2,881,045	3,155,645
End of period	$4,253,958	$3,443,325	$2,651,144	$2,881,045
Undistributed net investment income/(loss)*	$9,007	$10,161	$12,535	$30,008

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

58 Janus Core, Risk-Managed and Value Funds April 30, 2005

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Balanced Fund
and through each fiscal year ended October 31	2005		2004		2003		2002	2001	2000
Net Asset Value, Beginning of Period	$20.33		$19.34		$18.08		$19.27	$22.83	$21.79
Income from Investment Operations:
Net investment income/(loss)	.21		.38		.38		.47	.56	.61
Net gain/(loss) on securities (both realized and unrealized)	.28		.99		1.28		(1.20)	(2.48)	1.33
Total from Investment Operations	.49		1.37		1.66		(.73)	(1.92)	1.94
Less Distributions and Other:
Dividends (from net investment income)*	(.22)		(.38)		(.40)		(.46)	(.61)	(.58)
Distributions (from capital gains)*	–		–		–		–	(1.03)	(.32)
Payment from affiliate	–	(1)	–	(1)	–		–	–	–
Total Distributions and Other	(.22)		(.38)		(.40)		(.46)	(1.64)	(.90)
Net Asset Value, End of Period	$20.60		$20.33		$19.34		$18.08	$19.27	$22.83
Total Return**	2.41	%(2)	7.11	%(2)	9.34%		(3.85)%	(8.83)%	8.93%
Net Assets, End of Period (in thousands)	$2,641,291		$2,849,423		$3,928,565		$3,935,993	$4,410,240	$4,773,381
Average Net Assets for the Period (in thousands)	$2,807,113		$3,234,587		$4,004,101		$4,278,174	$4,663,032	$4,072,183
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.80%		0.87%		0.89%		0.86%	0.85%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	0.80%		0.87%		0.88%		0.84%	0.83%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.03%		1.82%		2.00%		2.44%	2.79%	2.92%
Portfolio Turnover Rate***	50%		45%		73%		88%	117%	87%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Contrarian Fund
and through each fiscal year or period ended October 31	2005		2004		2003		2002	2001	2000(5)
Net Asset Value, Beginning of Period	$11.74		$9.97		$6.95		$8.42	$11.29	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03		.01		–	(6)	– (6)	.03	.01
Net gain/(loss) on securities both realized and unrealized)	.59		1.76		3.03		(1.45)	(2.65)	1.28
Total from Investment Operations	.62		1.77		3.03		(1.45)	(2.62)	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(.03)		–		(.01	)(7)	(.02)	(.02)	–
Distributions (from capital gains)*	–		–		–		–	(.23)	–
Payment from affiliate	–	(1)	–	(1)	–		–	–	–
Total Distributions and Other	(.03)		–		(.01)		(.02)	(.25)	–
Net Asset Value, End of Period	$12.33		$11.74		$9.97		$6.95	$8.42	$11.29
Total Return**	5.23	%(2)	17.75	%(2)	43.57%		(17.23)%	(23.61)%	12.90%
Net Assets, End of Period (in thousands)	$2,567,933		$2,383,959		$2,498,836		$1,287,494	$1,954,667	$3,126,948
Average Net Assets for the Period (in thousands)	$2,680,984		$2,497,342		$1,862,723		$1,808,435	$2,665,589	$2,840,620
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.94%		0.98%		1.02%		1.01%	0.92%	1.02%
Ratio of Net Expenses to Average Net Assets***(3)	0.93%		0.98%		1.01%		0.98%	0.91%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%		0.07%		(0.17)%		0.03%	0.29%	0.14%
Portfolio Turnover Rate***	36%		30%		44%		60%	77%	72%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the period ended April 30, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  Fiscal period from February 29, 2000 (inception date) through October 31, 2000.

(6)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(7)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 59

Financial Highlights (continued)

For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Core Equity Fund
and through each fiscal year ended October 31	2005		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$18.78		$17.04		$14.99	$16.78	$24.25	$22.57
Income from Investment Operations:
Net investment income/(loss)	.07		.05		.07	.11	.17	.15
Net gain/(loss) on securities both realized and unrealized)	.70		1.75		2.09	(1.81)	(4.98)	2.25
Total from Investment Operations	.77		1.80		2.16	(1.70)	(4.81)	2.40
Less Distributions:
Dividends (from net investment income)*	(.08)		(.06)		(.11)	(.09)	(.13)	(.14)
Distributions (from capital gains)*	–		–		–	–	(2.53)	(.58)
Total Distributions	(.08)		(.06)		(.11)	(.09)	(2.66)	(.72)
Net Asset Value, End of Period	$19.47		$18.78		$17.04	$14.99	$16.78	$24.25
Total Return**	4.11%		10.61%		14.54%	(10.26)%	(21.70)%	10.65%
Net Assets, End of Period (in thousands)	$607,068		$613,269		$707,852	$706,548	$732,949	$1,026,503
Average Net Assets for the Period (in thousands)	$641,066		$653,639		$708,023	$801,601	$875,515	$1,019,261
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.90%		0.97%		0.97%	0.92%	0.95%	0.95%
Ratio of Net Expenses to Average Net Assets***(1)	0.90%		0.97%		0.96%	0.89%	0.93%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.75%		0.24%		0.40%	0.66%	0.85%	0.65%
Portfolio Turnover Rate***	69%		58%		77%	98%	115%	116%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Growth and Income Fund
and through each fiscal year ended October 31	2005		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$29.29		$27.12		$23.70	$27.99	$40.88	$36.84
Income from Investment Operations:
Net investment income/(loss)	.16		.07		.17	.20	.32	.18
Net gain/(loss) on securities (both realized and unrealized)	1.50		2.17		3.43	(4.28)	(11.24)	5.84
Total from Investment Operations	1.66		2.24		3.60	(4.08)	(10.92)	6.02
Less Distributions and Other:
Dividends (from net investment income)*	(.15)		(.07)		(.18)	(.21)	(.35)	(.14)
Distributions (from capital gains)*	–		–		–	–	(1.62)	(1.84)
Payment from affiliate	–	(3)	–	(3)	–	–	–	–
Total Distributions and Other	(.15)		(.07)		(.18)	(.21)	(1.97)	(1.98)
Net Asset Value, End of Period	$30.80		$29.29		$27.12	$23.70	$27.99	$40.88
Total Return**	5.66	%(4)	8.28	%(4)	15.20%	(14.62)%	(27.66)%	16.44%
Net Assets, End of Period (in thousands)	$5,088,158		$5,177,210		$6,003,140	$5,327,674	$6,575,281	$9,305,835
Average Net Assets for the Period (in thousands)	$5,367,406		$5,568,170		$5,715,041	$6,479,535	$7,758,499	$8,594,302
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.88%		0.92%		0.91%	0.90%	0.87%	0.89%
Ratio of Net Expenses to Average Net Assets***(1)	0.88%		0.92%		0.91%	0.88%	0.86%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.02%		0.24%		0.67%	0.73%	0.96%	0.49%
Portfolio Turnover Rate***	30%		41%		50%	49%	59%	41%

  *See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  See "Explanations of Charts, Tables and Financial Statements."

(2)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the period ended April 30, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

60 Janus Core, Risk-Managed and Value Funds April 30, 2005

	Janus Research Fund
For a share outstanding during the period ended April 30, 2005 (unaudited)	2005(1)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01
Net gain/(loss) on securities (both realized and unrealized)	(.42)
Total from Investment Operations	(.41)
Less Distributions:
Dividends from net investment income*	–
Distributions from net realized gains*	–
Total Distributions	–
Net Asset Value, End of Period (in thousands)	$9.59
Total Return**	(4.10)%
Net Assets, End of Period (in thousands)	$24,885
Average Net Assets for the Period (in thousands)	$18,884
Ratio of Gross Expenses to Average Net Assets***(2)(3)	1.25	%(4)
Ratio of Net Expenses to Average Net Assets***(2)	1.25%
Ratio of Net Invest Income to Average Net Assets***	0.39%
Portfolio Turnover Rate***	107%

For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Risk-Managed Stock Fund
and through each fiscal year or period ended October 31	2005	2004		2003(5)
Net Asset Value, Beginning of Period	$13.98	$12.44		$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.08		.01
Net gain/(loss) on securities (both realized and unrealized)	.92	1.75		2.43
Total from Investment Operations	.98	1.83		2.44
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.03)		–
Distributions (from capital gains)*	(.63)	(.26)		–
Redemption fees	– (6)	–	(6)	–	(6)
Total Distributions and Other	(.71)	(.29)		–
Net Asset Value, End of Period	$14.25	$13.98		$12.44
Total Return**	7.05%	15.06%		24.40%
Net Assets, End of Period (in thousands)	$310,414	$181,903		$88,936
Average Net Assets for the Period (in thousands)	$255,291	$129,518		$50,912
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.89%	0.69	%(7)	1.13	%(7)
Ratio of Net Expenses to Average Net Assets***(2)	0.88%	0.69%		1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.92%	0.72%		0.24%
Portfolio Turnover Rate***	51%	71%		39%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period from February 25, 2005 (inception date) through April 30, 2005.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 2.95% before waiver of certain fees incurred by the Fund.

(5)  Fiscal period February 28, 2003 (inception date) through October 31, 2003.

(6)  Redemption fees aggregated less than $.01 on a per share basis for the period or year ended.

(7)  The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 61

Financial Highlights - Investor Shares

For a share outstanding during the six-month period ended April 30, 2005 (unaudited), the fiscal year ended October 31, 2004,
the six month fiscal period ended October 31, 2003,
the seven month fiscal period ended April 30, 2003	Janus Mid Cap Value Fund(1)
and through the fiscal period ended September 30, 2002	2005		2004		2003	2003		2002		2001		2000
Net Asset Value, Beginning of Period	$22.22		$18.94		$15.15	$13.71		$14.30		$14.43		$12.17
Income from Investment Operations:
Net investment income/(loss)	.07		.10		.03	.03		.02		.06		.08
Net gain/(loss) on securities (both realized and unrealized)	1.14		3.28		3.76	1.44		(.23)		1.27		3.46
Total from Investment Operations	1.21		3.38		3.79	1.47		(.21)		1.33		3.54
Less Distributions and Other:
Dividends (from net investment income)*	(.08)		(.10)		–	(.03)		(.03)		(.10)		(.04)
Distributions (from capital gains)*	(1.93)		–		–	–		(.35)		(1.36)		(1.24)
Payment from affiliate	–	(2)	–	(2)	–	–		–		–		–
Total Distributions and Other	(2.01)		(.10)		–	(.03)		(.38)		(1.46)		(1.28)
Net Asset Value, End of Period	$21.42		$22.22		$18.94	$15.15		$13.71		$14.30		$14.43
Total Return**	5.32	%(3)	17.92	%(3)	25.02%	10.73%		(1.96)%		9.70%		31.11%
Net Assets, End of Period (in thousands)	$3,683,762		$2,978,875		$1,494,209	$1,033,772		$782,101		$148,505		$33,013
Average Net Assets for the Period (in thousands)	$3,485,760		$2,244,533		$1,262,496	$962,030		N/A		N/A		N/A
Ratio of Gross Expenses to Average Net Assets***(4)(5)(6)	0.93%		0.94%		1.08%	1.14	%(7)	1.17%		1.22%		1.59%
Ratio of Net Expenses to Average Net Assets***(4)(5)	0.93%		0.94%		1.08%	1.14%		N/A		N/A		N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%		0.56%		0.45%	0.44%		0.28%		0.78%		0.72%
Portfolio Turnover Rate***	95%		91%		97%	94%		65%		116%		129%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited), the fiscal year ended October 31, 2004,
the six month fiscal period ended October 31, 2003,
the seven month fiscal period ended April 30, 2003	Janus Small Cap Value Fund(8)
and through each fiscal year ended September 30	2005		2004		2003	2003		2002		2001		2000
Net Asset Value, Beginning of Period	$32.98		$28.63		$23.07	$21.96		$24.49		$24.78		$20.94
Income from Investment Operations:
Net investment income/(loss)	.13		.31		.09	.03		.06		.22		.30
Net gain/(loss) on securities (both realized and unrealized)	.69		4.16		5.47	2.07		(.16)		1.41		3.97
Total from Investment Operations	.82		4.47		5.56	2.10		(.10)		1.63		4.27
Less Distributions and Other:
Dividends (from net investment income)*	(.31)		(.12)		–	(.03)		(.18)		(.32)		(.20)
Distributions (from capital gains)*	(4.96)		–		–	(.96)		(2.25)		(1.60)		(.23)
Payment from affiliate	–	(2)	–	(2)	–	–		–		–		–
Total Distributions and Other:	(5.27)		(.12)		–	(.99)		(2.43)		(1.92)		(.43)
Net Asset Value, End of Period	$28.53		$32.98		$28.63	$23.07		$21.96		$24.49		$24.78
Total Return**	1.94	%(3)	15.65	%(3)	24.15%	9.56%		(2.52)%		6.65%		20.77%
Net Assets, End of Period (in thousands)	$1,363,053		$1,480,885		$1,658,312	$1,476,575		$1,461,278		$1,378,894		$859,030
Average Net Assets for the Period (in thousands)	$1,482,671		$1,630,099		$1,575,178	$1,457,263		N/A		N/A		N/A
Ratio of Gross Expenses to Average Net Assets***(4)(5)(6)	1.01%		1.02%		1.10%	1.14	%(9)	1.17	%(9)	1.14	%(9)	1.23	%(9)
Ratio of Net Expenses to Average Net Assets***(4)(5)	1.00%		1.02%		1.10%	1.13	%(9)	N/A		N/A		N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%		0.91%		0.63%	0.22%		0.20%		0.99%		1.69%
Portfolio Turnover Rate***	43%		50%		60%	45%		39%		47%		72%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended April 30, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing errors and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  Certain prior year amounts have been reclassified to conform to current year presentation.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(7)  The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.

(8)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(9)  The ratio was 1.20% in 2003, 1.17% in 2002, 1.14% in 2001 and 1.23% in 2000.

See Notes to Financial Statements.

62 Janus Core, Risk-Managed and Value Funds April 30, 2005

Financial Highlights - Institutional Shares

For a share outstanding during the six-month period ended April 30, 2005 (unaudited), the fiscal year ended October 31, 2004,
the six month fiscal period ended October 31, 2003,
the seven month fiscal period ended April 30, 2003	Janus Mid Cap Value Fund(1)
and through the fiscal period ended September 30, 2002	2005		2004		2003		2003	2002(2)
Net Asset Value, Beginning of Period	$22.31		$19.02		$15.19		$13.72	$17.88
Income from Investment Operations:
Net investment income/(loss)	.08		.14		.05		.06	.02
Net gain/(loss) on securities (both realized and unrealized)	1.15		3.29		3.78		1.44	(4.18)
Total from Investment Operations	1.23		3.43		3.83		1.50	(4.16)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)		(.14)		–		(.03)	–
Distributions (from capital gains)*	(1.93)		–		–		–	–
Payment from affiliate	–	(3)	–	(3)	–		–	–
Total Distributions and Other	(2.04)		(.14)		–		(.03)	–
Net Asset Value, End of Period	$21.50		$22.31		$19.02		$15.19	$13.72
Total Return**	5.38	%(4)	18.14	%(4)	25.21%		10.96%	(23.27)%
Net Assets, End of Period (in thousands)	$570,196		$464,450		$292,445		$176,768	$111,101
Average Net Assets for the Period (in thousands)	$532,061		$395,466		$233,830		$148,748	N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)(7)	0.77	%(8)	0.77	%(8)	0.78	%(8)	0.79%	0.78%
Ratio of Net Expenses to Average Net Assets***(5)(6)	0.77%		0.77%		0.78%		0.79%	0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.80%		0.74%		0.75%		0.80%	0.83%
Portfolio Turnover Rate***	95%		91%		97%		94%	65%

For a share outstanding during the six-month period ended April 30, 2005 (unaudited), the fiscal year ended October 31, 2004,
the six month fiscal period ended October 31, 2003,
the seven month fiscal period ended April 30, 2003	Janus Small Cap Value Fund(9)
and through each fiscal year ended September 30	2005		2004		2003		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$33.19		$28.82		$23.18		$22.08	$24.58	$24.87	$21.00
Income from Investment Operations:
Net investment income/(loss)	.15		.39		.13		.07	.12	.28	.33
Net gain/(loss) on securities (both realized and unrealized)	.71		4.18		5.51		2.06	(.13)	1.42	4.01
Total from Investment Operations	.86		4.57		5.64		2.13	(.01)	1.70	4.34
Less Distributions and Other:
Dividends (from net investment income)*	(.39)		(.20)		–		(.07)	(.24)	(.39)	(.24)
Distributions (from capital gains)*	(4.96)		–		–		(.96)	(2.25)	(1.60)	(.23)
Payment from affiliate	–	(3)	–		–		–	–	–	–
Total Distributions and Other	(5.35)		(.20)		–		(1.03)	(2.49)	(1.99)	(.47)
Net Asset Value, End of Period	$28.70		$33.19		$28.82		$23.18	$22.08	$24.58	$24.87
Total Return**	2.05	%(4)	15.91%		24.23%		9.74%	(2.13)%	6.93%	21.09%
Net Assets, End of Period (in thousands)	$1,288,091		$1,400,160		$1,497,333		$1,286,580	$1,223,227	$1,185,004	$862,318
Average Net Assets for the Period (in thousands)	$1,398,462		$1,486,714		$1,454,779		$1,245,661	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)(7)	0.79	%(10)	0.81	%(10)	0.82	%(10)	0.87%	0.82%	0.84%	0.88%
Ratio of Net Expenses to Average Net Assets***(5)(6)	0.79%		0.81%		0.82%		0.87%	0.82%	0.84%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.99%		1.12%		0.91%		0.48%	0.53%	1.26%	1.99%
Portfolio Turnover Rate***	43%		50%		60%		45%	39%	47%	72%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Fiscal period May 17, 2002 (inception date) through September 30, 2002.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the period ended April 30, 2005 and/or the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.

(5)  Certain prior year amounts have been reclassified to conform to current year presentation.

(6)  See "Explanations of Charts, Tables and Financial Statements."

(7)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(8)  The ratio was 0.89% in 2005, 0.90% in 2004 and 1.08% in 2003, before waiver of certain fees incurred by the Fund.

(9)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(10)  The ratio was 0.97% in 2005, 0.99% in 2004 and 1.10% in 2003, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2005 63

Notes to Schedules of Investments (unaudited)

Balanced Index	The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Balanced Funds	A fund whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index	Measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell Midcap® Index	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

64 Janus Core, Risk-Managed and Value Funds April 30, 2005

144	A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR		American Depositary Receipt

ETD		Euro Time Deposit

GDR		Global Depositary Receipt

New York Shares		Securities of foreign companies trading on the New York Stock Exchange

PLC		Public Limited Company

REIT		Real Estate Investment Trust

YES		Yield Enhanced Security

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or mortgage backed securities (with extended settlement dates).

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in Janus Contrarian Fund with accrued interest in the amount of $601,787 that was written-off August 21, 2001.

  ß  Security is illiquid.

  #  Loaned security, a portion or all of the security is on loan as of April 30, 2005.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

ºº Schedule of Fair Valued Securities
(as of April 30, 2005)

	Value	Value as a % of Net Assets
Janus Contrarian Fund
Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06	$–	0.0%
	–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements and/or mortgage backed securities (with extended settlement dates) as of April 30, 2005 are noted below.

Fund	Aggregate Value
Core
Janus Balanced Fund	$542,656,448
Janus Contrarian Fund	600,851,872
Janus Core Equity Fund	83,787,233
Janus Growth and Income Fund	584,962,996
Risk-Managed
Janus Risk-Managed Stock Fund	995,984
Value
Janus Mid Cap Value Fund	299,125,466
Janus Small Cap Value Fund	349,760,509

Janus Core, Risk-Managed and Value Funds April 30, 2005 65

Notes to Schedules of Investments (unaudited) (continued)

£The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended April 30, 2005.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/05
Janus Contrarian Fund
Ballarpur Industries, Ltd.	–	$–	–	$–	$–	$874,909	$24,650,662
Playboy Enterprises, Inc. - Class B*	200,000	2,652,622	–	–	–	–	20,230,376
SBS Broadcasting S.A.*	–	–	–	–	–	–	83,998,025
		$2,652,622		$–	$–	$874,909	$128,879,063
Janus Growth and Income Fund
Align Technology, Inc.*	450,105	$3,804,856	–	$–	$–	$–	$26,402,762
Janus Small Cap Value Fund
A.O. Smith Corp.	–	$–	400,000	$6,771,851	$4,775,098	$262,112	$22,800,000
EMCOR Group, Inc.*	–	–	–	–	–	–	26,808,000
Equity Lifestyles Properties(1)	–	–	–	–	–	46,875	36,600,000
Pinnacle Systems, Inc.	72,100	291,046	3,572,100	30,508,107	(10,652,734)	–	–
Superior Industries International, Inc.	–	–	1,110,000	45,291,490	(15,674,138)	319,021	13,417,800
		$291,046		$82,571,448	$(21,551,774)	$628,008	$99,625,800

(1) Name change from Manufactured Home Communities to Equity Lifestyles Properties effective 11/23/04.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2005.

66 Janus Core, Risk-Managed and Value Funds April 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Balanced Fund, Janus Contrarian Fund (formerly named Janus Special Equity Fund), Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Contrarian Fund, which is classified as nondiversified. The Funds are no-load investments.

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the "Value Funds"). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. Subsequent to the reorganization, the Value Funds changed their fiscal year end from September 30 to April 30 and then to October 31.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares; Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors. Berger Mid Cap Value Fund – Institutional Shares was also closed to new investors.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. For any Fund with multiple classes, income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the Funds.

Janus Core, Risk-Managed and Value Funds April 30, 2005 67

Notes to Financial Statements (unaudited) (continued)

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds' Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent, however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2005, the Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2005
Core
Janus Balanced Fund	$365,660,645
Janus Contrarian Fund	163,306,375
Janus Core Equity Fund	37,196,170
Janus Growth and Income Fund	394,939,585
Value
Janus Mid Cap Value Fund	292,140,320
Janus Small Cap Value Fund	340,153,140

As of April 30, 2005, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2005
Core
Janus Balanced Fund	$375,293,953
Janus Contrarian Fund	167,531,384
Janus Core Equity Fund	38,729,044
Janus Growth and Income Fund	407,921,603
Value
Janus Mid Cap Value Fund	299,125,466
Janus Small Cap Value Fund	349,760,509

All cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio except for Janus Mid Cap Value Fund which also invested $530,039 in U.S. Government Securities.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations (if applicable).

During the six-month period ended April 30, 2005, there were no securities lending arrangements for Janus Research Fund and Janus Risk-Managed Stock Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

68 Janus Core, Risk-Managed and Value Funds April 30, 2005

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, Janus Risk-Managed Stock Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Funds' custodian.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of April 30, 2005, there were no Funds invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

The Funds, particularly Janus Balanced Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends for Janus Balanced Fund and Janus Growth and Income Fund are declared and distributed quarterly, and

Janus Core, Risk-Managed and Value Funds April 30, 2005 69

Notes to Financial Statements (unaudited) (continued)

capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Core
Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	All Asset Levels	0.64
Janus Core Equity Fund	All Asset Levels	0.60
Janus Growth and Income Fund	All Asset Levels	0.62
Janus Research Fund	All Asset Levels	0.64
Risk-Managed
Janus Risk-Managed Stock Fund	All Asset Levels	0.50
Value
Janus Mid Cap Value Fund	All Asset Levels	0.64
Janus Small Cap Value Fund	All Asset Levels	0.72

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Fund.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund. As compensation for its services, Perkins receives, directly from each Value Fund, a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each of the Funds pays Janus Services an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

By written agreement, Janus Services has agreed until March 1, 2006 to waive the transfer agency fee payable so that the total operating expenses (excluding extraordinary expenses) by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund does not exceed 0.77% and 0.79%, respectively.

Until at least March 1, 2006, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the Janus Research Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the brokerage commissions, interest, taxes and extraordinary expenses, exceeds the annual rate of 1.25%. Janus Capital is not entitled to recoup such reimbursements or fee reductions from the Fund. If applicable, amounts reimbursed to the Fund

70 Janus Core, Risk-Managed and Value Funds April 30, 2005

by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of the Janus Risk-Managed Stock Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Risk-Managed Stock Fund were $35,678 for the six-month period ended April 30, 2005.

During the six-month period ended April 30, 2005, Janus Services reimbursed Janus Balanced Fund, Janus Contrarian Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund – Investor Shares, Janus Mid Cap Value Fund – Institutional Shares, Janus Small Cap Value Fund – Investor Shares and Janus Small Cap Value Fund – Institutional Shares $14,243, $564, $791, $46,036, $242, $98,018 and $6,485, respectively, as a result of dilutions caused by incorrectly processed shareholder activity.

For the six-month period ended April 30, 2005, Janus Capital assumed $3,084 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Portfolio's respective net assets at July 31, 2004. These non-recurring costs and offsetting waiver are shown on the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Custody credits received reduce Custodian Fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2005, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/05
Janus Institutional Cash Reserves Fund
Janus Mid Cap Value Fund	$200,000,000	$160,000,000	$1,602,996	$200,000,000
Janus Small Cap Value Fund	150,000,000	165,000,000	1,283,769	125,000,000
	$350,000,000	$325,000,000	$2,886,765	$325,000,000

Janus Core, Risk-Managed and Value Funds April 30, 2005 71

Notes to Financial Statements (unaudited) (continued)

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended April 30, 2005 (unaudited)

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Core
Janus Balanced Fund	$632,628,578	$831,089,678	$38,056,104	$71,293,607
Janus Contrarian Fund	534,875,876	474,331,465	–	–
Janus Core Equity Fund	211,886,731	224,911,363	–	–
Janus Growth and Income Fund	800,618,354	1,229,562,700	–	–
Janus Research Fund(1)	26,397,109	2,799,609	–	–
Risk-Managed
Janus Risk-Managed Stock Fund	174,966,371	61,268,443	–	–
Value
Janus Mid Cap Value Fund	2,182,491,241	1,590,131,672	–	–
Janus Small Cap Value Fund	500,296,965	807,920,886	–	–

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Core
Janus Balanced Fund(2)	$2,793,570,117	$268,077,307	$(51,606,415)	$216,470,892
Janus Contrarian Fund(2)	2,131,566,331	708,924,395	(82,525,443)	626,398,952
Janus Core Equity Fund	562,702,574	95,979,691	(13,255,700)	82,723,991
Janus Growth and Income Fund(2)	4,846,220,088	911,850,628	(208,054,335)	703,796,293
Janus Research Fund	25,297,521	397,475	(1,154,903)	(757,428)
Risk-Managed
Janus Risk-Managed Stock Fund	296,641,085	25,540,073	(6,919,783)	18,620,290
Value
Janus Mid Cap Value Fund	4,262,935,398	408,515,911	(125,438,119)	283,077,792
Janus Small Cap Value Fund	2,659,970,343	483,027,546	(142,400,915)	340,626,631

(1)  Period from February 25, 2005 (inception date) through April 30, 2005.

(2)  Capital loss carryovers subject to annual limitations.

72 Janus Core, Risk-Managed and Value Funds April 30, 2005

Net capital loss carryovers as of October 31, 2004 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future

Capital Loss Carryover Expiration Schedule

For the year ended October 31, 2004

Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Core
Janus Balanced Fund(1)	$–	$(10,867,483)	$(307,577,128)	$(77,135,986)	$(395,580,597)
Janus Contrarian Fund(1)	(29,028,299)	(206,689,582)	(182,335,156)	–	(418,053,037)
Janus Core Equity Fund	–	(36,189,364)	(90,047,085)	(33,485,208)	(159,721,657)
Janus Growth and Income Fund(1)	–	(41,641,611)	(715,552,355)	(174,193,844)	(931,387,810)
Risk-Managed
Janus Risk-Managed Stock Fund	–	–	–	–	–
Value
Janus Mid Cap Value Fund	–	–	–	–	–
Janus Small Cap Value Fund	–	–	–	–	–

(1)  Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2004, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryovers Utilized
Core
Janus Balanced Fund	$235,511,425
Janus Contrarian Fund	151,203,941
Janus Core Equity Fund	68,860,169
Janus Growth and Income	345,846,921
Risk-Managed
Janus Risk-Managed Stock Fund	–
Value
Janus Mid Cap Value Fund	8,977,673
Janus Small Cap Value Fund	117,418,807

taxable gains distributions. The table below shows the expiration dates of the carryovers.

Janus Core, Risk-Managed and Value Funds April 30, 2005 73

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Balanced Fund		Janus Contrarian Fund		Janus Core Equity Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	7,804	20,715	25,165	23,237	2,581	4,033
Reinvested distributions	1,410	2,970	403	–	131	137
Shares repurchased	(21,171)	(86,633)	(20,363)	(70,899)	(4,186)	(13,055)
Net Increase/(Decrease) in Capital Share Transactions	(11,957)	(62,948)	5,205	(47,662)	(1,474)	(8,885)
Shares Outstanding, Beginning of Period	140,190	203,138	203,073	250,735	32,649	41,534
Shares Outstanding, End of Period	128,233	140,190	208,278	203,073	31,175	32,649

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Growth and Income Fund		Janus Research Fund	Janus Risk-Managed Stock Fund
(all numbers in thousands)	2005	2004	2005(1)	2005	2004
Transactions in Fund Shares
Shares sold	12,218	20,788	2,685	9,565	8,104
Reinvested distributions	800	506	–	737	176
Shares repurchased	(24,558)	(65,922)	(89)	(1,520)	(2,424)
Net Increase/(Decrease) in Capital Share Transactions	(11,540)	(44,628)	2,596	8,782	5,856
Shares Outstanding, Beginning of Period	176,766	221,394	–	13,008	7,152
Shares Outstanding, End of Period	165,226	176,766	2,596	21,790	13,008

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
(all numbers in thousands)	2005	2004	2005	2004
Transactions in Fund Shares – Investor Shares
Shares sold	45,544	80,938	4,843	9,094
Reinvested distributions	12,435	386	7,031	189
Shares repurchased	(20,020)	(26,166)	(9,001)	(22,313)
Net Increase/(Decrease) in Fund Shares	37,959	55,158	2,873	(13,030)
Shares Outstanding, Beginning of Period	134,043	78,885	44,901	57,931
Shares Outstanding, End of Period	172,002	134,043	47,774	44,901
Transactions in Fund Shares – Institutional Shares
Shares sold	5,359	7,853	3,551	7,122
Reinvested distributions	1,961	116	6,864	288
Shares repurchased	(1,614)	(2,523)	(7,723)	(17,186)
Net Increase/(Decrease) in Capital Share Transactions	5,706	5,446	2,692	(9,776)
Shares Outstanding, Beginning of Period	20,820	15,374	42,183	51,959
Shares Outstanding, End of Period	26,526	20,820	44,875	42,183

(1) Period from February 25, 2005 (inception date) through April 30, 2005.

74 Janus Core, Risk-Managed and Value Funds April 30, 2005

6. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC'') and the Office of the New York State Attorney General ("NYAG'') publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time'' certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG'') and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of JCG on a derivative basis against the Board of Directors of JCG; and (v) claims by a putative class of shareholders of JCG asserting claims on behalf of the shareholders. Each of the five complaints name JCG and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies LLC ("INTECH"), Bay Isle, Perkins Wolf McDonnell and Company LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCG.

In early 2005, a lawsuit was filed in the State of Kansas alleging violations under Kansas law based on Janus Capital's involvement in the market timing allegations. Also, the Attorney General's Office for the State of West Virginia recently filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing'' actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Funds.

On March 16, 2005, Bay Isle received a document request in connection with the SEC's informal inquiry into issues raised by the SEC staff in a deficiency letter resulting from a routine examination of Bay Isle in March 2004. Bay Isle is in the process of responding to such request. In addition, the SEC examination of Janus Capital commenced in September 2003 remains open.

Janus Core, Risk-Managed and Value Funds April 30, 2005 75

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with Janus Research Fund's (the "New Fund") adviser ("Independent Trustees"), considered the proposed investment advisory agreement for the New Fund. In the course of their consideration of the agreement the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital Management LLC (the "Adviser") in response to requests of the Trustees and their counsel. They also received and reviewed a considerable amount of information provided to the Trustees by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on December 2, 2004, approved the investment advisory agreement for the New Fund for a period through July 1, 2006.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees' analysis of the nature, extent and quality of the Adviser's services to the New Fund took into account the investment objective and strategy of the New Fund and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed the Adviser's resources and key personnel, especially those who would be providing investment management services to the New Fund. The Trustees also considered other services to be provided to the New Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, serving as the New Fund's administrator, monitoring adherence to the New Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the terms of the respective proposed advisory agreements and that the New Fund was likely to benefit from services provided under its agreement with the Adviser. They also concluded that the quality of the Adviser's services to the other Janus funds had been consistent with or superior to quality norms in the industry and that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively and had demonstrated its continuing ability to attract and retain well qualified personnel.

The Trustees also reviewed the response of the Adviser to various legal and regulatory proceedings since the fall of 2003.

2. COSTS OF SERVICES PROVIDED

The Trustees examined the fee information and expense for the New Fund in comparison to information for other comparable funds as provided by Lipper Inc. They noted that both the rate of investment advisory fee and the estimated expense ratio for the New Fund (giving effect to the Adviser's contractual expense waiver agreement through at least March 1, 2006) were below both the median and the mean advisory fees and the expense ratios, respectively, for the respective groups of comparable funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers and the competition for investment management talent, and they also considered the competitive market for mutual funds in different distribution channels.

76 Janus Core, Risk-Managed and Value Funds April 30, 2005

The Trustees had also reviewed the Adviser's management fees for its institutional separate accounts and for its subadvised funds (funds for which the Adviser provides portfolio management services only). In most instances sub-advisory and institutional separate account fees are lower than the New Fund's management fee. However, the Trustees noted that the Adviser performs significant additional services for the New Fund that it does not provide to those other clients, including administrative services, oversight of the New Fund's other service providers, trustee support, regulatory compliance and numerous other services. The Trustees had also considered the profitability to the Adviser and its affiliates of their relationships with the other Janus Funds in connection with their consideration of the advisory agreements for those funds and had found the profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation to be paid by the New Fund to the Adviser and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients, and that the estimated overall expense ratio of the New Fund, taking into account the expense limitations agreed to by the Adviser, was comparable to or more favorable than the mean or median expense ratio of its peers.

3. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE NEW FUND

The Trustees also considered benefits that would accrue to the Adviser and its affiliates from their relationship with the New Fund. The Trustees recognized that two affiliates of the Adviser would serve the New Fund as transfer agent and distributor and that the transfer agent would receive compensation from the New Fund for its services to the New Fund. The Trustees also considered the Adviser's use of commissions to be paid by the New Fund on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the New Fund and/or other clients of the Adviser and the Adviser's agreement not to use the New Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and would benefit the New Fund. The Trustees concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Fund therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund would benefit from the Adviser's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They also concluded that success of the New Fund could attract other business to the Adviser or its other funds and that the success of the Adviser could enhance the Adviser's ability to serve the New Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Fund's agreement was in the best interest of the New Fund and its shareholders.

Janus Core, Risk-Managed and Value Funds April 30, 2005 77

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund and each class of the Value Funds. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each Fund and each class of the Value Funds. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

78 Janus Core, Risk-Managed and Value Funds April 30, 2005

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods for each Fund and each class of the Value Funds. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest, or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Core, Risk-Managed and Value Funds April 30, 2005 79

Notes

80 Janus Core, Risk-Managed and Value Funds April 30, 2005

Notes

Janus Core, Risk-Managed and Value Funds April 30, 2005 81

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (4/05)

C-0605-4  111-24-104 06-05

2005 Semiannual Report

Janus International & Global Funds

Janus Global Opportunities Fund

Janus Overseas Fund

Janus Worldwide Fund

Janus International & Global Funds

President and CIO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Global Opportunities Fund	5

Janus Overseas Fund	10

Janus Worldwide Fund	15

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Schedules of Investments	25

Notes to Financial Statements	27

Additional Information	33

Explanations of Charts, Tables and Financial Statements	34

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Dear Shareholder,

Having served as Janus' Chief Investment Officer for full a year now, it seems an appropriate time to assess the progress we've made for our shareholders over the past 12 months.

Report Card

In my first letter to Janus shareholders last April, I spoke about our collective efforts to expand our coverage of stocks, improve our risk-management discipline and foster additional collaboration between portfolio managers and analysts.

I am pleased to report that we have made significant progress on all three fronts, and would like to share details with you.

First, we hired eight new equity analysts this past year, which brings the total equity analyst team to 36. On the fixed-income side, we hired three new credit analysts. The expanded research staff has enabled Janus to increase its coverage of domestic and international stocks, with the goal of keeping the portfolios fresh with current ideas.

Second, we improved our risk-management oversight by creating the position of Director of Risk Management and Performance, a role recently filled by Daniel Scherman, who brings with him more than 20 years of experience in the investment management industry. While Janus' heritage is built on a willingness to invest with conviction when we believe we have a research edge, adding this additional layer of risk oversight should ensure that exposures, whether intended or not, are properly analyzed.

The third initiative on which we have made progress is enhancing the quality of debate and dialogue within the investment team, which is a critical, yet intangible component of any successful investment management organization. There are multiple venues available for portfolio managers and analysts to come together and discuss or review key stocks in the news or new buy recommendations. The senior analysts that lead the global sector teams play an important part in driving this dialogue with the portfolio managers, resulting in a more robust exchange of ideas.

Also noteworthy is the contribution our team of 12 research associates has made to our overall research effort. Created two years ago, the team continues to make solid contributions by uncovering real-time demand trends in the marketplace in key consumer categories, ranging from travel and lodging to online music and wireless communications.

While we're pleased with our accomplishments to date, these and other initiatives would be irrelevant if there was no concurrent improvement in relative fund performance. In that regard, I am pleased to report a significant improvement in the relative performance of a number of our funds, as described below.

Performance

As of April, 30, 2005, 73% of Janus growth and core funds ranked in Lipper's top two quartiles for the one- and three-year periods, based on total returns. Longer-term relative performance is also impressive, with 100% of our growth and core funds ranking in Lipper's top two quartiles for the life-of-fund periods.

In my opinion, the improvement in relative performance for many of our funds tells me that our research effort continues to set us apart from our peers and that the portfolios are well positioned to outperform in all types of markets. The investment team is working together to ensure that, in its view, the most compelling risk/reward stocks are properly positioned in the portfolios.

New Fund Offerings

We are very excited to bring our investors two new mutual funds, which were launched this past winter: Janus Triton Fund and Janus Research Fund. Janus Triton Fund, managed by Ron Sachs, outpaced its benchmark index since inception (the two-month period ended April 30, 2005). We attribute these results to the success that Ron and team have had uncovering promising investment ideas in the small- and mid-cap growth space.

Gary Black

President and Chief
Investment Officer

Past performance is no guarantee of future results.

Janus International & Global Funds April 30, 2005 1

Continued

Janus Research Fund is a unique collection of the top picks of each analyst at Janus, thereby resulting in a diversified, multicap portfolio of both growth and value stocks. It, too, is backed by a solid research effort, and by focusing on what we believe are the best prospects for the long haul, we hope to deliver Index-beating returns with relatively low risks.

Market Review and Outlook

After hitting 31/2 year highs in early March, equity markets encountered stiff headwinds in late-March and April. Record-high oil prices, sluggish retail sales, falling consumer confidence, and slowing earnings growth all conspired to stymie the markets.

General Motors' announcement in mid-March that it has scaled back its earnings expectations for the remainder of 2005 was a clear sign that higher oil prices and rising interest rates were finally having a negative impact on consumer spending. Subsequent updates by Wal-Mart, Harley-Davidson and IBM provided further confirmation of a slightly softer macroeconomic environment as the second quarter unfolded.

It appears that two opposing opinions have crystallized regarding the near-term outlook for the economy. One camp is forecasting a deceleration in the economy due to the lagging effect of higher energy prices and rising interest rates. This group is projecting that gross domestic product (GDP) growth will slow to 2% in the second half of the year.

The other camp argues that the U.S. economy is better equipped to handle higher energy prices and interest rates when compared to the 1980s, and what we may be witnessing in the current volatile market is the handoff in spending from consumers to businesses.

Taking a step back from the day-to-day noise of the markets, the most likely scenario to unfold will be that the economy continues to grow at an acceptable rate given this stage of the business cycle. While it is reasonable to expect some moderation in economic growth as the business cycle matures, we do not think that GDP growth will decelerate markedly in the second half of the year.

In support of that view, it is important to note that unemployment is declining, business spending is improving, merger and acquisition activity is picking up, jobs are still being created, and corporate earnings generally have been reasonable.

Risks to economic growth are well known – rising energy prices, eroding consumer confidence, job cuts, reduced business spending, and higher interest rates. We believe these concerns will likely remain in the forefront of the market for the near term.

While all investors get impatient with sideways markets, we at Janus believe that the market will always reward superior business models with improving fundamental outlooks. Our job is to identify those companies that are winning in the marketplace and own them in your funds.

Thank you for your confidence and trust.

Sincerely,

Gary Black
President and Chief Investment Officer

There is no assurance that the investment process will consistently lead to successful investing. There is no guarantee these trends will continue.

As of April 30, 2005, General Motors Acceptance Corp. was 0.9% of the Janus Short-Term Bond Fund, 0.4% of the Janus High-Yield Fund, 0.2% of the Janus Balanced Fund and 0.1% of the Janus Flexible Bond Fund.

As of April 30, 2005, Wal-Mart Stores, Inc. was 1.5% of the Janus Research Fund, 0.5% of the Janus Balanced Fund, 0.5% of the Janus Mercury Fund, 0.5% of the Janus Olympus Fund and 0.4% of the Janus Risk-Managed Stock Fund.

As of April 30, 2005, Harley-Davidson, Inc. was 0.5% of the Janus Olympus Fund, 0.3% of the Janus Flexible Bond Fund, 0.2% of the Janus Risk-Managed Stock Fund and 0.2% of the Janus Fund.

As of April 30, 2005, International Business Machines Corp. was 1.6% of the Janus Global Technology Fund, 1.0% of the Janus Core Equity Fund, 0.6% of the Janus Balanced Fund, 0.3% of the Janus Flexible Bond Fund and 0.1% of the Janus Risk-Managed Stock Fund. There is no assurance that any Janus fund currently holds these securities.

2 Janus International & Global Funds April 30, 2005

Lipper Rankings

		Lipper Rankings - Based on total return as of 4/30/05
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	53	348/659	52	280/544	67	278/420	41	56/137	5	1/19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	22	115/537	10	39/426	92	264/289	58	65/112	38	19/50
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	19	119/659	10	53/544	82	344/420	7	9/137	2	1/85
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	37	155/421	71	250/354	80	192/242	–	–	15	13/90
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	10	38/421	10	33/354	–	–	–	–	37	93/252
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	3	19/659	1	2/544	73	305/420	1	1/137	6	2/38
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	25	125/510	15	62/418	62	190/310	37	31/83	10	1/9
Janus Balanced Fund(1) (9/92)	Balanced Funds	38	228/601	58	257/447	58	208/362	7	10/162	4	3/76
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	5	38/917	28	214/783	26	153/600	–	–	2	5/291
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	6	52/917	28	217/783	62	371/600	3	5/230	5	5/110
Janus Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	3	22/739	–	–	–	–	–	–	16	96/616
Janus Contrarian Fund(4) (2/00)	Multi-Cap Core Funds	7	46/739	5	23/527	26	95/367	–	–	22	76/351
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	78	219/280	73	188/257	85	191/224	71	102/143	83	69/83
Janus Flexible Bond Fund(1)(2) (7/87)	Intermediate Inv Grade Debt Funds	68	308/453	14	51/383	58	153/265	8	10/135	12	3/24
Janus High-Yield Fund (12/95)	High Current Yield Funds	36	150/418	80	280/350	38	108/285	–	–	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt	62	129/208	46	64/139	44	46/105	25	14/56	44	11/24
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	53	96/181	53	83/157	83	64/77	–	–	32	16/49
Janus Global Opportunities Fund(1) (6/01)	Global Funds	83	266/321	52	134/260	–	–	–	–	10	22/234
Janus Global Technology Fund (12/98)	Science and Technology Funds	59	172/292	58	158/275	54	81/149	–	–	22	18/83
Janus Overseas Fund(1) (5/94)	International Funds	80	674/851	58	405/706	83	423/513	5	8/171	6	7/123
Janus Worldwide Fund(1) (5/91)	Global Funds	96	306/321	99	256/260	94	183/194	36	22/61	32	6/18
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	51	120/235	31	57/184	14	14/100	–	–	5	4/79
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	50	293/591	68	320/474	17	53/324	N/A	N/A	N/A	N/A

(1)The date of the Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

(3)Rating is for the investor share class only; other classes may have different performance characteristics.

(4)Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund, Janus Overseas Fund, Janus Global Technology Fund and Janus Orion Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus International & Global Funds April 30, 2005 3

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was April 30, 2005. As the investing environment changes, so could the portfolio managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (and any related exchange fees), and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2004 to April 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4 Janus International & Global Funds April 30, 2005

Janus Global Opportunities Fund (unaudited)

Fund Snapshot

As one of our newer funds, this fund gives investors direct access to the broad-range of Janus' relentless research.

Jason Yee

portfolio manager

Performance Overview

Janus Global Opportunities Fund returned 5.61% for the semiannual period ended April 30, 2005. By comparison, the Fund's benchmark, the Morgan Stanley Capital International World IndexSM, returned 5.70%.

The slight underperformance of the Fund versus the Index was primarily due to lackluster results during the period from some of the pharmaceutical and biotechnology holdings. The Fund's performance was also tempered by the negative contribution of our Bermuda-based holdings. Contributing to the Fund's gains, however, were the strong results of a number of our picks within the media sector. From a geographic standpoint, Japan was the strongest contributor during the period.

Portfolio Composition

As of April 30, 2005, the majority of the Fund's total net assets were invested in foreign companies, representing 56.4% of total net assets, while 36.3% of the Fund's total net assets were invested in domestic companies. Meanwhile, its cash position was 7.3%. The Fund's top 10 equity holdings as of April 30, 2005, accounted for 38.7% of total net assets.

Top Performers Included Media and Healthcare Companies

Radio broadcaster Nippon Broadcasting was a major contributor to performance after becoming the subject of a rare takeover battle in Japan. The stock gained sharply in response to the competing bids – one from Fuji Television and another from Internet company Livedoor – and ultimately reached our price target in the process. As a result, I promptly sold the position.

Hospital operator Health Management Associates was able to overcome the negative sentiment currently hanging over the hospital industry to trade higher. The bad debt issues facing much of the industry have begun to improve, which should allow the clouds surrounding the company and its peers to dissipate. Meanwhile, the prospects for non-urban hospitals, such as those operated by Health Management Associates, continue to be attractive as a result of internal growth and ongoing consolidation in this growing, profitable segment.

Select Financial Stocks Held Back Performance

On the downside, two financial stocks worked against us. Banking giant JP Morgan Chase lost ground as markets continued to fret over rising interest rates and the potential impact on financial companies. JP Morgan has been hurt by a number of company-specific issues as well. Specifically, near-term earnings have been dampened by management's increased level of investment into operational infrastructure, ranging from the retail branch networks to information technology. Recent adverse legal settlements have also impacted both the balance sheet and market sentiment. Meanwhile, cost-cutting measures put in place will take some time to have their full desired impact. Despite the stock's negative reaction to all the short-term news, I remain steadfastly positive on JP Morgan's long-term prospects.

Insurance brokerage firm Willis Group Holdings continues to be pressured by a weakening price environment and fallout from investigations by the New York Attorney General's office, despite reasonably favorable settlement terms. As with JP Morgan, near-term earnings at Willis have been slightly weaker than expected as a result of increased investments. The company has been rapidly expanding its sales network, which should result in accelerating revenue growth and market share gains in the coming

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Nipponkoa Insurance Company, Ltd.	5.1%	4.8%
IAC/InterActiveCorp	4.7%	3.7%
British Sky Broadcasting Group PLC	4.1%	4.1%
JP Morgan Chase & Co.	4.1%	3.9%
Willis Group Holdings, Ltd.	3.8%	–
Walt Disney Co.	3.7%	3.9%
Koninklijke (Royal) Philips Electronics N.V.	3.4%	2.0%
Tenma Corp.	3.3%	3.0%
Health Management Associates, Inc. - Class A	3.3%	3.0%
Smiths Group PLC	3.2%	3.8%

Janus International & Global Funds April 30, 2005 5

Janus Global Opportunities Fund (unaudited)

years. I would expect these near-term concerns to dissipate over time, and investors should once again focus on the strong earnings power and above-market returns of the business.

Investment Strategy and Outlook

The philosopher Saint Augustine once wrote that "patience is the companion of wisdom." Patience seems to be a lost virtue in the current market environment, as the market myopically focuses on short-term factors such as quarterly earnings reports, economic statistics or policy changes at the Federal Reserve. It remains to be seen if wisdom becomes a lost virtue as well, if it has not already.

The Fund's investment philosophy is simply to purchase good businesses at attractive valuations. Embraced within this framework are long investment time horizons, a contrarian nature and a distinct emphasis on underlying intrinsic business value. As a global investor with a wide range of investment opportunities to choose from, patience, selectivity and, of course, a sprinkling of wisdom remain key fundamental disciplines. The goal is to invest in only the most attractive risk/reward opportunities and to wait patiently until finding them. One of my favorite quotes from Warren Buffett says it best: "Lethargy bordering on sloth remains the cornerstone of our investment style."

The broader implication of this approach to investing is that truly great investment opportunities are always quite rare, but the past year has proven to be especially challenging. Valuations across a broad spectrum of geographies, industries and, arguably, even asset classes seem to be, at best, fairly priced. To put this in a longer-term context, many of the significant excesses and valuation differentials between "old" and "new" economy, small- and large- capitalization stocks, as well as "value" and "growth" companies (however misguided this last categorization) appear to have diminished since the U.S. market peaked over five years ago.

The good news is that I believe valuation premiums for high-quality business franchises remain quite low, allowing the opportunity to "upgrade" the Fund for the long-term value creation. The more attractive investments available today tend to be excellent businesses at reasonable valuations, rather than good businesses at cheap valuations. Simply put, I am finding "better-than-average quality for lower-than-average prices." Whether it is Disney here in the United States or Diageo and Vodafone in the United Kingdom, I believe that the quality of the companies in the Fund is outstanding, but at this point few could be characterized as huge "bargains" or grossly undervalued. However, with growth in business values over the past year and recent market declines, valuations are finally beginning to improve and I am optimistic about future investment opportunities.

An old Dutch proverb reminds us ever more succinctly than Saint Augustine that "a handful of patience is worth more than a bushel of brains." I certainly hope to exercise both patience as well as brains in managing the Fund toward successful investment results.

On a final note, I am pleased to announce that Gregory Kolb has been promoted to Co-Portfolio Manager of the Fund. Gregory has made immeasurable contributions to the Fund previously as Assistant Portfolio Manager and analyst, and I know that shareholders will be very well served by his continuing and expanding role.

Thank you for your continued support.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

6 Janus International & Global Funds April 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Global Opportunities Fund	5.61%	5.36%	8.73%
Morgan Stanley Capital International World IndexSM	5.70%	10.40%	2.52%
Lipper Ranking – based on total returns for Global Funds	N/A	266/321	22/234

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – June 29, 2001

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,056.10	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.21

*Expenses are equal to the annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus International & Global Funds April 30, 2005 7

Janus Global Opportunities Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 92.7%
Advertising Agencies - 2.7%
477,665	Interpublic Group of Companies, Inc.*,#	$6,142,772
Audio and Video Products - 1.0%
60,800	Sony Corp.	2,243,421
Beverages - Wine and Spirits - 1.5%
231,087	Diageo PLC**	3,420,926
Brewery - 1.3%
92,723	Heineken N.V.	2,946,063
Broadcast Services and Programming - 1.6%
372,475	Liberty Media Corp. - Class A*	3,739,649
Cable Television - 1.4%
77,015	EchoStar Communications Corp. - Class A*	2,229,584
22,348	Liberty Media International, Inc. - Class A*	926,772
		3,156,356
Cellular Telecommunications - 1.5%
1,341,463	Vodafone Group PLC**	3,501,256
Chemicals - Specialty - 1.0%
22,672	Syngenta A.G.*	2,345,098
Diversified Operations - 9.9%
557,000	Hutchison Whampoa, Ltd.	4,995,597
47,952	Louis Vuitton Moet Hennessy S.A.#	3,388,312
444,586	Smiths Group PLC**	7,289,257
221,655	Tyco International, Ltd. (New York Shares)	6,940,018
		22,613,184
Diversified Operations - Commercial Services - 2.7%
2,066,470	Rentokil Initial PLC**	6,200,763
E-Commerce/Products - 2.0%
138,100	Amazon.com, Inc.*,#	4,468,916
E-Commerce/Services - 4.7%
488,735	IAC/InterActiveCorp*,#	10,625,099
Electronic Components - Miscellaneous - 3.4%
310,269	Koninklijke (Royal) Philips Electronics N.V.	7,738,377
Finance - Investment Bankers/Brokers - 4.1%
263,095	JP Morgan Chase & Co.	9,337,242
Food - Diversified - 1.0%
8,707	Nestle S.A.#	2,286,679
Health Care Cost Containment - 2.9%
175,830	McKesson Corp.	6,505,710
Home Decoration Products - 1.8%
84,304	Hunter Douglas N.V.	4,047,850
Insurance Brokers - 3.8%
255,725	Willis Group Holdings, Ltd.#	8,554,001
Machinery - Pumps - 2.7%
129,772	Pfeiffer Vacuum Technology A.G.	6,161,476
Medical - Drugs - 4.7%
144,787	GlaxoSmithKline PLC**	3,644,159
863,365	Ligand Pharmaceuticals, Inc. - Class B*,#	4,558,567
50,800	Takeda Pharmaceutical Company, Ltd.	2,475,958
		10,678,684
Medical - Hospitals - 5.7%
304,255	Health Management Associates, Inc. - Class A#	7,524,226
462,080	Tenet Healthcare Corp.*,#	5,531,098
		13,055,324

Shares or Principal Amount		Value
Miscellaneous Manufacturing - 2.1%
2,671,458	FKI PLC**	$4,758,549
Multimedia - 6.1%
184,494	Vivendi Universal S.A.#	5,480,554
322,980	Walt Disney Co.	8,526,672
		14,007,226
Property and Casualty Insurance - 7.3%
358	Millea Holdings, Inc.	4,879,798
1,732,000	Nipponkoa Insurance Company, Ltd.	11,655,415
		16,535,213
Publishing - Books - 1.5%
239,010	Reed Elsevier N.V.#	3,439,744
Publishing - Newspapers - 1.4%
988,117	Independent News & Media PLC	3,128,274
Reinsurance - 2.8%
2,259	Berkshire Hathaway, Inc. - Class B*	6,320,705
Rubber/Plastic Products - 3.3%
381,000	Tenma Corp.	7,612,956
Television - 4.1%
909,722	British Sky Broadcasting Group PLC**	9,415,020
Toys - 2.7%
342,200	Mattel, Inc.#	6,176,710
Total Common Stock (cost $176,742,682)		211,163,243
Other Securities - 15.0%
34,278,745	State Street Navigator Securities Lending Prime Portfolio† (cost $34,278,745)	34,278,745
Repurchase Agreement - 3.8%
$8,600,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $8,602,143 collateralized by $17,211,042 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $8,772,055 (cost $8,600,000)	8,600,000
Total Investments (total cost $219,621,427) – 111.5%		254,041,988
Liabilities, net of Cash, Receivables and Other Assets – (11.5)%		(26,150,704)
Net Assets – 100%		$227,891,284

See Notes to Schedules of Investments and Financial Statements.

8 Janus International & Global Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$15,494,019	6.1%
France	8,868,866	3.5%
Germany	6,161,476	2.4%
Hong Kong	4,995,597	2.0%
Ireland	3,128,274	1.2%
Japan	28,867,548	11.4%
Netherlands	18,172,034	7.2%
Switzerland	4,631,777	1.8%
United Kingdom	38,229,930	15.0%
United States††	125,492,467	49.4%
Total	$254,041,988	100.0%

††Includes Short-Term Securities and Other Securities (32.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 5/20/05	10,000	$19,051	$(84)
British Pound 7/15/05	150,000	285,064	(2,779)
British Pound 8/19/05	2,400,000	4,555,098	(47,898)
Total		$4,859,213	$(50,761)

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds April 30, 2005 9

Janus Overseas Fund (unaudited)

Fund Snapshot

This growth fund invests in overseas companies based on their individual merits regardless of their geography or industry sector.

Brent Lynn

portfolio manager

Performance Overview

For the six months ended April 30, 2005, Janus Overseas Fund gained 9.29%. This compares to an 8.71% return posted by the Morgan Stanley Capital International EAFE® Index, the Fund's benchmark, and an 8.30% gain by the Morgan Stanley Capital International EAFE® Growth Index.

Investment Strategy in this Environment

Slower but still-reasonable growth in the worldwide economy, together with a slightly more favorable outlook for interest rates, helped support stocks during the period.

Viewed geographically, the U.S. economy slowed, but growth has nonetheless continued at a reasonable pace. The Japanese economy also decelerated. In Europe, the lackluster trend over the past few quarters continued, while China, India and Brazil showed notable strength. These trends remained generally supportive of company fundamentals, although in the technology sector, a number of companies have seen weakening trends.

During the period we made only modest changes to the portfolio. We took profits in some stocks that reached our valuation targets. At the same time, our research team continues to uncover exciting international growth franchises trading at compelling valuations.

Portfolio Composition

As of April 30, 2005, the Fund was 99.1% invested in equities, including a 98.5% share in foreign stocks. Meanwhile, the Fund's 10 largest equity holdings accounted for 31.2% of its total net assets and cash holdings represented 0.9% of total net assets.

Strong Performers Included Leisure, Materials and Semiconductor Stocks

OPAP, a company that operates sports betting and lottery programs in Greece, enjoyed an increase in its stock price as their new Kino game gained rapid popular acceptance. We trimmed our exposure to OPAP as the stock reached our near-term valuation target, but we have maintained a smaller position in the Fund because we remain excited about the company's growth opportunities from Kino and from betting on Greek football.

Brazilian iron ore producer Companhia Vale do Rio Doce ("CVRD") was another contributor. Limited supply growth among the three largest global iron ore exporters as well as continued strong demand for steel from rapidly industrializing economies such as India and China resulted in a very robust pricing environment for iron ore. In a recently completed round of negotiations between iron ore suppliers and their customers, CVRD was able to extract a 71.5% year-over-year increase in prices. Our analyst, Laurent Saltiel, correctly predicted that price increases would far exceed street forecasts and the stock rewarded our shareholders.

Meanwhile, we sold our position in Brazilian steel company Companhia Siderurgica Nacional ("CSN"). CSN has benefited from many of the same trends as CVRD and, like CVRD, has been a strong performer for us. However, we chose to exit the position after the stock exceeded our price targets.

Finally, Samsung Electronics gained as strong end-use demand for products that utilize NAND-flash memory, including Apple's iPod, contributed to rising volumes at the company's memory chip division. Samsung also benefited from a turnaround in profit margins at its wireless handset unit and a stabilization of its flat-panel display business. Jeff Helfrich and Garth Yettick, the

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
Reliance Industries, Ltd.	5.7%	7.1%
Samsung Electronics Company, Ltd.	4.3%	4.2%
Companhia Vale do Rio Doce (ADR)	4.0%	2.4%
Sony Corp.	2.9%	–
ASML Holding N.V.	2.8%	1.1%
Kookmin Bank	2.6%	1.6%
British Sky Broadcasting Group PLC	2.3%	2.2%
ARM Holdings PLC	2.2%	1.7%
Hermes International	2.2%	2.2%
Louis Vuitton Moet Hennessy S.A.	2.2%	2.1%

10 Janus International & Global Funds April 30, 2005

(unaudited)

analysts who cover Samsung for us, have done outstanding work by conducting numerous product demand checks, canvassing Samsung's entire competitor universe as well as maintaining frequent contacts with its suppliers and key customers.

Weak Performers Included Energy, Electronics and Software Companies

On the downside, our Russian positions were hit by political turmoil. As a result of what we perceived as an increase in political risk, we sold our small position in oil producer Yukos prior to that company declaring bankruptcy. We also sold our position in Norilsk Nickel based on our assessment that political risk had risen despite strong company fundamentals.

Sony, a new purchase for us this period, also declined. We are encouraged by recent changes in management and we expect that the company's new gaming platforms will be very successful. We are also hopeful that future restructuring of Sony's other business divisions will unlock significant shareholder value. As a result, we increased our position in Sony as the stock declined.

Security software company Check Point Software was another setback. The market environment has been difficult for technology companies in general and Check Point's performance reflected that trend. We are encouraged by Check Point's new products which will improve customers' internal network security and web security. We believe these products will contribute significantly to Check Point's revenues over the next few years.

Investment Strategy and Outlook

In closing, we are reasonably upbeat about the mid-term environment for international equities. Economic growth has remained on a moderate path. More importantly, we believe business fundamentals remain solid and valuations remain attractive for most of the companies in the Fund.

My sole objective is to generate superior long-term performance for our shareholders. I believe that the best way to achieve that goal is to make long-term investments in great international companies with exciting growth prospects. Every member of our research team is committed to uncovering these companies.

Thank you for your investment in Janus Overseas Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus International & Global Funds April 30, 2005 11

Janus Overseas Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Overseas Fund	9.29%	10.62%	(6.29)%	11.42%	10.53%
Morgan Stanley Capital International EAFE® Index	8.71%	14.95%	(0.55)%	4.77%	4.84%
Morgan Stanley Capital International EAFE® Growth Index	8.30%	11.33%	(5.55)%	2.20%	2.50%**
Lipper Ranking – based on total returns for Lipper International Funds	N/A	674/851	423/513	8/171	7/123

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 2, 1994

**The Morgan Stanley Capital International EAFE® Growth Index's since inception returns calculated from April 30, 1994.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,092.90	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

12 Janus International & Global Funds April 30, 2005

Janus Overseas Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 97.4%
Airlines - 0.1%
47,058	Jet Airways (India), Ltd.*	$1,428,172
Apparel Manufacturers - 3.4%
3,901,900	Burberry Group PLC	26,904,410
241,466	Hermes International#	45,998,582
		72,902,992
Audio and Video Products - 2.9%
1,684,300	Sony Corp.	62,147,916
Automotive - Cars and Light Trucks - 1.5%
1,727,134	Maruti Udyog, Ltd.	16,128,289
1,711,642	Tata Motors, Ltd.	16,228,815
		32,357,104
Automotive - Truck Parts and Equipment - Original - 0.6%
275,400	Autoliv, Inc. (SDR)#	12,266,860
144,600	TI Automotive, Ltd.*,ºº	0
		12,266,860
Broadcast Services and Programming - 1.0%
389,515	Grupo Televisa S.A. (ADR)#	21,882,953
Building - Residential and Commercial - 0.3%
16,580,700	Land and Houses Public Company, Ltd.	2,976,164
21,971,500	Land and Houses Public Company, Ltd. (NVDR)	3,943,789
		6,919,953
Building and Construction Products - Miscellaneous - 1.2%
348,280	Imerys S.A.#	24,865,713
Cellular Telecommunications - 0.7%
689,736	KT Freetel	15,868,009
Commercial Banks - 9.0%
1,722,960	Anglo Irish Bank Corporation PLC	19,886,569
8,102,100	Bangkok Bank Public Company, Ltd.	20,405,698
382,905	Julius Baer Holding, Ltd.#	24,804,836
1,287,720	Kookmin Bank	54,625,299
2,993	Mitsubishi Tokyo Financial Group, Inc.	26,004,587
8,110	Mizuho Financial Group, Inc.	38,175,050
78,244	Raiffeisen International Bank-Holding A.G.*	4,027,062
		187,929,101
Computer Services - 0.5%
549,000	Park24 Company, Ltd.	10,943,669
Computers - Peripheral Equipment - 0.8%
279,740	Logitech International S.A.	16,084,330
Distribution/Wholesale - 1.7%
4,889,500	Esprit Holdings, Ltd.	36,602,528
Diversified Minerals - 4.9%
24,942,350	Caemi Mineracao e Metalurgica S.A.	19,244,879
3,116,900	Companhia Vale do Rio Doce (ADR)#	84,000,455
		103,245,334
Diversified Operations - 4.2%
650,107	Louis Vuitton Moet Hennessy S.A.#	45,936,876
1,716,590	Smiths Group PLC	28,144,539
441,800	XM Satellite Radio Holdings, Inc. - Class A	13,914,961
		87,996,376
Diversified Operations - Commercial Services - 0.5%
3,753,590	Rentokil Initial PLC	11,263,229

Shares or Principal Amount		Value
Electric - Integrated - 0.8%
1,571,744	Reliance Energy, Ltd.	$17,344,033
Electric Products - Miscellaneous - 6.4%
198,510	Samsung Electronics Company, Ltd.	91,084,747
10,775,000	Toshiba Corp.	44,189,511
		135,274,258
Electronic Components - Miscellaneous - 0.8%
3,511,646	Hon Hai Precision Industry Company, Ltd.	16,785,639
Electronic Components - Semiconductors - 2.7%
25,649,775	ARM Holdings PLC	47,168,401
17,237,000	Chartered Semiconductor Manufacturing, Ltd.*	10,085,999
		57,254,400
Finance - Investment Bankers/Brokers - 0%
77,000	Mitsubishi Securities Company, Ltd.	641,965
Finance - Mortgage Loan Banker - 1.9%
2,347,599	Housing Development Finance Corporation, Ltd.	39,486,993
Gambling-Non Hotel - 0.9%
760,910	OPAP S.A.	19,991,812
Insurance Brokers - 1.9%
1,185,770	Willis Group Holdings, Ltd.	39,664,007
Internet Gambling - 0.7%
6,261,682	IG Group Holdings PLC	13,852,318
Internet Security - 1.5%
1,534,320	Check Point Software Technologies, Ltd. (New York Shares)*,#	32,144,004
Investment Companies - 1.1%
4,851,304	SM Investments Corp.*	22,401,662
Machinery - Construction and Mining - 1.1%
3,220,000	Komatsu, Ltd.	22,747,240
Medical - Drugs - 3.2%
232,154	Roche Holding A.G.*,#	28,084,721
444,929	Sanofi-Aventis#	39,394,098
		67,478,819
Metal - Aluminum - 0.4%
2,364,900	National Aluminum Company, Ltd.	7,991,930
Metal - Diversified - 1.1%
632,389	Inco, Ltd.#	22,634,510
Miscellaneous Manufacturing - 0.9%
10,495,631	FKI PLC	18,695,398
Motion Pictures and Services - 0.5%
702,200	Toho Company, Ltd.	11,117,712
Oil - Field Services - 1.7%
206,289	Technip-Coflexip S.A.#	34,967,143
Oil Companies - Exploration and Production - 1.3%
31,427	Niko Resources, Ltd.	1,323,926
558,800	Oil and Natural Gas Corporation, Ltd.	10,427,336
332,360	Western Oil Sands, Inc. - Class A*	14,730,462
		26,481,724
Oil Companies - Integrated - 3.1%
283,780	Lukoil (ADR)	38,457,535
745,575	Suncor Energy, Inc.	27,533,117
		65,990,652

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds April 30, 2005 13

Janus Overseas Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Paper and Related Products - 3.4%
1,175,885	Aracruz Celulose S.A. (ADR)	$36,099,669
1,247,200	Suzano Bahia Sul Papel e Celulose S.A.	5,280,355
1,581,100	UPM - Kymmene Oyj	31,611,460
		72,991,484
Petrochemicals - 8.2%
1,582,622	Indian Petrochemicals Corp.	5,888,388
1,865,820	LG Petrochemical Company, Ltd.	45,344,299
9,883,152	Reliance Industries, Ltd.	119,955,319
		171,188,006
Power Converters and Power Supply Equipment - 0.9%
1,096,782	Bharat Heavy Electricals, Ltd.	19,978,032
Property and Casualty Insurance - 1.0%
1,547	Millea Holdings, Inc.	21,086,725
Real Estate Management/Services - 0.8%
1,503,000	Mitsubishi Estate Company, Ltd.	16,152,599
Real Estate Operating/Development - 4.2%
13,019,000	Hang Lung Properties, Ltd.	20,045,494
3,892	NTT Urban Development Corp.	17,529,158
2,764,847	Sumitomo Realty & Development Company, Ltd.	31,573,284
2,041,000	Sun Hung Kai Properties, Ltd.	19,604,560
		88,752,496
Retail - Convenience Stores - 0.1%
3,045,900	C.P. 7-Eleven Public Company, Ltd.ºº	2,299,093
Retail - Miscellaneous/Diversified - 0.8%
493,000	Ito-Yokado Company, Ltd.	16,932,314
Semiconductor Components/Integrated Circuits - 2.0%
25,948,000	Taiwan Semiconductor Manufacturing Company, Ltd.	43,333,599
Semiconductor Equipment - 2.8%
4,168,536	ASML Holding N.V.*	60,243,200
Soap and Cleaning Preparations - 1.0%
6,951,237	Hindustan Lever, Ltd.	21,992,944
Storage and Warehousing - 0.5%
1,917,000	Sumitomo Warehouse Company, Ltd.	11,127,923
Telecommunication Services - 1.9%
1,514,650	Amdocs, Ltd. (New York Shares)*	40,456,302
Telephone - Integrated - 0.4%
436,600	Tele Norte Leste Participacoes S.A. (Telemar)	8,532,297
Television - 2.3%
4,771,961	British Sky Broadcasting Group PLC	49,386,634
Tobacco - 1.5%
234,101	ITC, Ltd.	7,725,138
1,873	Japan Tobacco, Inc.	24,126,477
		31,851,615
Transportation - Railroad - 0.3%
201,500	All America Latina Logistica	5,821,040
Total Common Stock (cost $1,661,466,663)		2,059,776,761

Shares or Principal Amount		Value
Preferred Stock - 1.7%
Telephone - Integrated - 0.2%
267,200	Tele Norte Leste Participacoes S.A. (Telemar)	$3,943,560
Transportation - Railroad - 1.5%
5,440,000	All America Latina Logistica*	31,749,298
Total Preferred Stock (cost $26,612,970)		35,692,858
Rights - 0%
Telephone - Integrated - 0%
4,516	Tele Norte Leste Participacoes S.A. (Telemar) (Common)*,ºº	0
2,764	Tele Norte Leste Participacoes S.A. (Telemar) (Preferred)*,ºº	0
Total Rights (cost $0)		0
Other Securities - 12.6%
266,908,720	State Street Navigator Securities Lending Prime Portfolio† (cost $266,908,720)	266,908,720
Repurchase Agreement - 0.4%
$9,200,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $9,202,292 collateralized by $18,411,812 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $9,384,058 (cost $9,200,000)	9,200,000
Total Investments (total cost $1,964,188,353) – 112.1%		2,371,578,339
Liabilities, net of Cash, Receivables and Other Assets – (12.1)%		(255,664,367)
Net Assets – 100%		$2,115,913,972

Summary of Investments by Country

Country	Value	% of Investment Securities
Austria	$4,027,062	0.2%
Bermuda	76,266,535	3.2%
Brazil	208,586,514	8.8%
Canada	66,222,015	2.8%
Finland	31,611,460	1.3%
France	191,162,412	8.1%
Greece	19,991,812	0.8%
Hong Kong	39,650,054	1.7%
India	284,575,389	12.0%
Ireland	19,886,569	0.8%
Israel	32,144,004	1.4%
Japan	354,496,130	15.0%
Mexico	21,882,953	0.9%
Netherlands	60,243,200	2.5%
Philippines	22,401,662	0.9%
Russia	38,457,535	1.6%
Singapore	10,085,999	0.4%
South Korea	206,922,354	8.7%
Switzerland	68,973,887	2.9%
Taiwan	60,119,238	2.5%
Thailand	29,624,744	1.3%
United Kingdom	235,871,231	10.0%
United States††	288,375,580	12.2%
Total	$2,371,578,339	100.0%

††Includes Short-Term Securities and Other Securities (0.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

14 Janus International & Global Funds April 30, 2005

Janus Worldwide Fund (unaudited)

Fund Snapshot

This global fund offers geographic diversification in a single portfolio.

Jason Yee

portfolio manager

Performance Overview

For the six months ended April 30, 2005, Janus Worldwide Fund gained 4.87%, while its benchmark, the Morgan Stanley Capital International World IndexSM, returned 5.70%.

Although posting positive absolute returns for the period, the Fund's slight underperformance versus its benchmark is due primarily to an underweighted position in the energy sector as well as the weak performance of our Bermuda-based holdings. Contributing to the Fund's gains, however, were the strong results of a number of our picks within the healthcare industry. From a geographic perspective, performance was boosted by our holdings in the United Kingdom, as well as being helped by an underweighted position in the United States versus the Index.

Portfolio Composition

As of April 30, 2005, the majority of the Fund's total net assets were invested in foreign companies, representing 62.1% of total net assets, while 33.4% of the Fund's total net assets were invested in domestic companies. Only 5.3% of the Fund's overseas allocation was invested in emerging markets. Meanwhile, its cash position was 4.5%. The Fund's top 10 equity holdings as of April 30, 2005, accounted for 40.3% of total net assets.

Select Healthcare Holdings Contributed to Results

During the period, two healthcare companies emerged as top performers. Drug distributor McKesson reported a favorable set of earnings results that were driven by favorable pricing trends and healthy operating margins. The company remains somewhat controversial given its ongoing business model transition toward fee-for-service pricing, but I remain reasonably optimistic that this transition will pay off over the medium term.

Favorable pricing trends also aided managed care company UnitedHealth Group. The solid fundamentals the company exhibited in 2004 have remained intact this year, and a strong pricing environment, coupled with stable medical cost trends, should continue to drive profitability in the future. Furthermore, I believe the company's valuation – as well as much of the managed care arena in general – still looks attractive at these levels.

Detractors Included Financial Stocks

On the downside, two financial stocks worked against us. Banking giant JP Morgan Chase lost ground as markets continued to fret over rising interest rates and the potential impact on financial companies. JP Morgan has been hurt by a number of company-specific issues as well. Specifically, near-term earnings have been dampened by management's increased level of investment into operational infrastructure, ranging from the retail branch networks to information technology. Recent adverse legal settlements have also impacted both the balance sheet and market sentiment. Meanwhile, cost-cutting measures put in place will take some time to have their full desired impact. Despite the stock's negative reaction to all the short-term news, I remain steadfastly positive on JP Morgan's long-term prospects.

Insurance brokerage firm Willis Group Holdings continues to be pressured by a weakening price environment and fallout from investigations by the New York Attorney General's office, despite reasonably favorable settlement terms. As with JP Morgan, near-term earnings at Willis have been slightly weaker than expected as a result of increased investments. The company has been rapidly expanding its sales network, which should result in accelerating revenue growth and market share gains in the coming years. I would expect these near-term concerns to dissipate over time, and investors should once again focus on the strong earnings power and above-market returns of the business.

Top 10 Equity Holdings – (% of Net Assets)

	April 30, 2005	October 31, 2004
British Sky Broadcasting Group PLC	6.9%	5.0%
IAC/InterActiveCorp	4.9%	3.9%
JP Morgan Chase & Co.	4.4%	4.1%
Walt Disney Co.	3.9%	3.0%
Willis Group Holdings, Ltd.	3.6%	–
McKesson Corp.	3.6%	–
UnitedHealth Group, Inc.	3.4%	2.1%
Diageo PLC	3.3%	2.4%
Koninklijke (Royal) Philips Electronics N.V.	3.3%	1.6%
Millea Holdings, Inc.	3.0%	1.5%

Janus International & Global Funds April 30, 2005 15

Janus Worldwide Fund (unaudited)

Investment Strategy and Outlook

The philosopher Saint Augustine once wrote that "patience is the companion of wisdom." Patience seems to be a lost virtue in the current market environment, as the market myopically focuses on short-term factors such as quarterly earnings reports, economic statistics or policy changes at the Federal Reserve. It remains to be seen if wisdom becomes a lost virtue as well, if it has not already.

The Fund's investment philosophy is simply to purchase good businesses at attractive valuations. Embraced within this framework are long investment time horizons, a contrarian nature and a distinct emphasis on underlying intrinsic business value. As a global investor with a wide range of investment opportunities to choose from, patience, selectivity and, of course, a sprinkling of wisdom remain key fundamental disciplines. The goal is to invest only in the most attractive risk/reward opportunities and to wait patiently until finding them. One of my favorite quotes from Warren Buffett says it best: "Lethargy bordering on sloth remains the cornerstone of our investment style."

The broader implication of this approach to investing is that truly great investment opportunities are always quite rare, but the past year has proven to be especially challenging. Valuations across a broad spectrum of geographies, industries and, arguably, even asset classes seem to be, at best, fairly priced. To put this in a longer-term context, many of the significant excesses and valuation differentials between "old" and "new" economy, small- and large-capitalization stocks, as well as "value" and "growth" companies (however misguided this last categorization) appear to have diminished since the U.S. market peaked over five years ago.

The good news is that I believe valuation premiums for high-quality business franchises remain quite low, allowing the opportunity to "upgrade" the Fund for the long-term value creation. The more attractive investments available today tend to be excellent businesses at reasonable valuations, rather than good businesses at cheap valuations. Simply put, I am finding "better-than-average quality for lower-than-average prices." Whether it is Disney here in the United States or Diageo and Vodafone in the United Kingdom, I believe the quality of companies in the Fund is outstanding, but at this point few could be characterized as huge "bargains" or grossly undervalued. However, with growth in business values over the past year and recent market declines, valuations are finally beginning to improve and I am optimistic about future investment opportunities.

An old Dutch proverb reminds us ever more succinctly than Saint Augustine that "a handful of patience is worth more than a bushel of brains." I certainly hope to exercise both patience as well as brains in managing the Fund towards successful investment results.

Thank you for your continued support.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

16 Janus International & Global Funds April 30, 2005

Janus Worldwide Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Worldwide Fund	4.87%	1.36%	(10.49)%	8.39%	10.66%
Morgan Stanley Capital International World IndexSM	5.70%	10.40%	(2.45)%	6.87%	7.52%
Lipper Ranking – based on total returns for Global Funds	N/A	306/321	183/194	22/61	6/18

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 15, 1991

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,048.70	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus International & Global Funds April 30, 2005 17

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Common Stock - 95.5%
Advertising Agencies - 1.2%
5,231,235	Interpublic Group of Companies, Inc.#	$67,273,682
Advertising Services - 2.0%
10,567,225	WPP Group PLC**	114,998,421
Apparel Manufacturers - 1.0%
5,735,501	Burberry Group PLC**	39,547,470
89,562	Hermes International#	17,061,305
		56,608,775
Audio and Video Products - 1.0%
1,608,600	Sony Corp.	59,354,710
Automotive - Cars and Light Trucks - 1.0%
6,035,514	Nissan Motor Company, Ltd.	59,626,927
Automotive - Truck Parts and Equipment - Original - 0.4%
551,500	Autoliv, Inc. (SDR)	24,564,899
Beverages - Wine and Spirits - 3.3%
12,826,278	Diageo PLC**	189,875,447
Brewery - 1.8%
3,269,909	Heineken N.V.#	103,893,932
Broadcast Services and Programming - 1.0%
1,053,615	Grupo Televisa S.A. (ADR)#	59,192,091
Cable Television - 1.6%
965,020	Comcast Corp. - Special Class A*,#	30,620,085
2,172,360	EchoStar Communications Corp. - Class A*	62,889,822
		93,509,907
Cellular Telecommunications - 1.1%
23,978,560	Vodafone Group PLC**	62,584,720
Chemicals - Specialty - 2.5%
148,989	Givaudan S.A.#	93,745,196
453,121	Syngenta A.G.*	46,868,955
		140,614,151
Commercial Banks - 2.3%
7,595,000	DBS Group Holdings, Ltd.	66,440,034
821,802	UBS A.G.#	65,887,371
		132,327,405
Cosmetics and Toiletries - 0.8%
3,334,000	Shiseido Company, Ltd.	42,484,052
Diversified Minerals - 1.5%
3,080,105	Companhia Vale do Rio Doce (ADR)#	83,008,830
Diversified Operations - 7.3%
1,249,785	Louis Vuitton Moet Hennessy S.A.#	88,310,415
9,795,345	Smiths Group PLC**	160,600,649
5,376,775	Tyco International, Ltd. (New York Shares)	168,346,825
		417,257,889
Diversified Operations - Commercial Services - 2.4%
44,667,878	Rentokil Initial PLC**	134,032,891
E-Commerce/Products - 1.6%
2,774,595	Amazon.com, Inc.*,#	89,785,894
E-Commerce/Services - 4.9%
12,857,042	IAC/InterActiveCorp*,#	279,512,093

Shares or Principal Amount		Value
Electronic Components - Miscellaneous - 4.0%
7,391,517	Koninklijke (Royal) Philips Electronics N.V.	$184,350,813
1,680,825	Koninklijke (Royal) Philips Electronics N.V. (New York Shares)#	41,667,652
		226,018,465
Finance - Investment Bankers/Brokers - 6.6%
2,698,350	Citigroup, Inc.	126,714,516
7,072,398	JP Morgan Chase & Co.	250,999,405
		377,713,921
Finance - Mortgage Loan Banker - 0.9%
2,942,800	Housing Development Finance Corporation, Ltd.	49,498,370
Food - Diversified - 0.9%
151,057	Nestle S.A.#	39,666,070
183,164	Unilever N.V.	11,802,364
		51,468,434
Health Care Cost Containment - 3.6%
5,514,930	McKesson Corp.#	204,052,410
Insurance Brokers - 3.6%
6,106,580	Willis Group Holdings, Ltd.#	204,265,101
Investment Companies - 0.2%
432,548	RHJ International*	11,019,878
Medical - Drugs - 1.2%
307,620	Roche Holding A.G.*,#	37,214,185
664,500	Takeda Pharmaceutical Company, Ltd.	32,387,285
		69,601,470
Medical - HMO - 3.4%
2,038,555	UnitedHealth Group, Inc.#	192,663,833
Medical - Hospitals - 0.9%
1,991,840	Health Management Associates, Inc. - Class A#	49,258,203
Money Center Banks - 0.6%
3,843,014	ICICI Bank, Ltd.*	31,845,307
Multimedia - 7.4%
2,770,834	News Corporation, Inc. - Class B#	44,111,677
3,631,095	Time Warner, Inc.*	61,038,707
3,203,216	Vivendi Universal S.A.#	95,154,301
8,431,010	Walt Disney Co.	222,578,664
		422,883,349
Oil Companies - Integrated - 1.5%
385,523	Total S.A. - Class B#	85,545,857
Petrochemicals - 1.4%
6,446,421	Reliance Industries, Ltd.	78,242,497
Property and Casualty Insurance - 4.1%
12,552	Millea Holdings, Inc.	171,092,806
3,634,000	Mitsui Sumitomo Insurance Company, Ltd.	33,097,603
3,103,000	Sompo Japan Insurance, Inc.	30,157,783
		234,348,192
Publishing - Books - 2.8%
16,295,357	Reed Elsevier PLC**	159,355,772
Reinsurance - 2.0%
40,538	Berkshire Hathaway, Inc. - Class B*,#	113,425,729
Soap and Cleaning Preparations - 1.2%
2,053,987	Reckitt Benckiser PLC**	66,686,022

See Notes to Schedules of Investments and Financial Statements.

18 Janus International & Global Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Telephone - Integrated - 1.0%
14,172	Nippon Telegraph & Telephone Corp.	$59,370,448
Television - 6.9%
37,997,286	British Sky Broadcasting Group PLC**	393,246,732
Toys - 2.6%
4,730,525	Mattel, Inc.#	85,385,976
536,700	Nintendo Company, Ltd.	61,272,273
		146,658,249
Total Common Stock (cost $4,859,051,075)		5,437,674,955
Other Securities - 13.6%
881,975	Foreign Securities†	881,975
774,186,643	State Street Navigator Securities Lending Prime Portfolio†	774,186,643
Total Other Securities (cost $775,068,618)		775,068,618
Time Deposit - 2.2%
$123,600,000	Rabobank Nederland N.V., ETD 2.94%, 5/2/05 (cost $123,600,000)	123,600,000
Total Investments (total cost $5,757,719,693) – 111.3%		6,336,343,573
Liabilities, net of Cash, Receivables and Other Assets – (11.3)%		(645,064,316)
Net Assets – 100%		$5,691,279,257

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$11,019,878	0.2%
Bermuda	372,611,926	5.9%
Brazil	83,008,830	1.3%
France	286,071,878	4.5%
India	159,586,174	2.5%
Japan	548,843,887	8.7%
Mexico	59,192,091	0.9%
Netherlands	341,714,761	5.4%
Singapore	66,440,034	1.0%
Switzerland	283,381,777	4.5%
United Kingdom	1,320,928,124	20.8%
United States††	2,803,544,213	44.3%
Total	$6,336,343,573	100.0%

††Includes Short-Term Securities and Other Securities (30.1% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 5/20/05	93,050,000	$177,265,005	$(3,950,087)
British Pound 7/15/05	21,200,000	40,288,993	(392,713)
British Pound 8/19/05	85,300,000	161,895,789	(1,702,389)
Total		$379,449,787	$(6,045,189)

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds April 30, 2005 19

Statements of Assets and Liabilities

As of April 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Global Opportunities Fund	Janus Overseas Fund		Janus Worldwide Fund
Assets:
Investments, at cost(1)	$219,621	$1,964,188		$5,757,720
Investments, at value(1)	$254,042	$2,371,578		$6,336,344
Cash	516	3,397		1,580
Cash denominated in foreign currencies(2)	162	1,646		16,734
Receivables:
Investments sold	9,251	28,326		181,007
Fund shares sold	63	963		1,093
Dividends	442	4,756		16,191
Interest	7	165		215
Other assets	3	43		73
Total Assets	264,486	2,410,874		6,553,237
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	34,279	266,909		775,069
Investments purchased	1,603	21,140		61,438
Fund shares repurchased	404	3,263		13,773
Advisory fees	123	1,152		2,929
Transfer agent fees and expenses	59	440		1,251
Foreign tax liability	–	1,680		–
Accrued expenses	76	376		1,453
Forward currency contracts	51	–		6,045
Total Liabilities	36,595	294,960		861,958
Net Assets	$227,891	$2,115,914		$5,691,279
Net Assets Consist of:
Capital (par value and paid in surplus)*	208,827	2,810,505		11,256,956
Undistributed net investment income/(loss)*	546	2,132		21,830
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(15,845)	(1,102,552)		(6,159,828)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	34,363	405,829	(3)	572,321
Total Net Assets	$227,891	$2,115,914		$5,691,279
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,720	90,416		143,470
Net Asset Value Per Share	$13.63	$23.40		$39.67

*See Note 4 in the Notes to the Financial Statements.

(1)  Investments at cost and value include $33,127,719, $255,414,159 and $747,135,775 of securities loaned for Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively (Note 1).

(2)  Includes cost of $161,875, $1,648,634 and $16,835,000 for Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.

(3)  Net of foreign taxes on investments of $1,679,519 for Janus Overseas Fund.

See Notes to Financial Statements.

20 Janus International & Global Funds April 30, 2005

Statements of Operations

For the six-month period ended April 30, 2005 (unaudited) (all numbers in thousands)	Janus Global Opportunities Fund	Janus Overseas Fund		Janus Worldwide Fund
Investment Income:
Interest	$272	$191		$2,416
Securities lending income	7	344		424
Dividends	1,521	20,843		51,241
Dividends from affiliate	–	–		1,321
Foreign tax withheld	(65)	(1,720)		(2,426)
Total Investment Income	1,735	19,658		52,976
Expenses:
Advisory fees	730	7,100		19,559
Transfer agent fees and expenses	305	2,420		7,433
Registration fees	17	11		–
Postage and mailing expenses	25	103		564
Custodian fees	12	258		218
Printing expenses	42	97		614
Professional fees	21	9		29
Non-interested Trustees' fees and expenses	10	24		81
Other expenses	19	45		159
Non-recurring costs (Note 2)	–	–		–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–		–
Total Expenses	1,181	10,067		28,657
Expense and Fee Offset	(7)	(41)		(173)
Net Expenses	1,174	10,026		28,484
Net Investment Income/(Loss)	561	9,632		24,492
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	9,313	188,439		325,077
Net realized gain/(loss) from foreign currency transactions	(943)	(881)		(46,754)
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	2,260	(1,270	)(1)	75,024
Payment from affiliate (Note 2)	5	–		1
Net Realized and Unrealized Gain/(Loss) on Investments	10,635	186,288		353,348
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,196	$195,920		$377,840

(1)  Net of foreign taxes on investments of $1,679,519 for Janus Overseas Fund.

See Notes to Financial Statements.

Janus International & Global Funds April 30, 2005 21

Statements of Changes in Net Assets

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Global Opportunities Fund		Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$561	$425	$9,632	$17,869	$24,492	$56,227
Net realized gain/(loss) from investment and foreign currency transactions	8,370	11,585	187,558	423,166	278,323	1,505,234
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,260	3,562	(1,270)	(150,028)	75,024	(1,114,540)
Payment from affiliate (Note 2)	5	–	–	257	1	48
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,196	15,572	195,920	291,264	377,840	416,969
Dividends and Distributions to Shareholders:
Net investment income*	(414)	(382)	(21,691)	(33,320)	(53,489)	(102,305)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net Increase/(Decrease) from Dividends and Distributions	(414)	(382)	(21,691)	(33,320)	(53,489)	(102,305)
Capital Share Transactions:
Shares sold	39,178	95,444	191,179	494,697	126,902	524,188
Redemption fees	20	59	65	375	112	389
Reinvested dividends and distributions	407	375	21,232	32,562	52,440	100,533
Shares repurchased	(29,910)	(47,313)	(360,971)	(1,506,835)	(1,886,847)	(5,206,108)
Net Increase/(Decrease) from Capital Share Transactions	9,695	48,565	(148,495)	(979,201)	(1,707,393)	(4,580,998)
Net Increase/(Decrease) in Net Assets	20,477	63,755	25,734	(721,257)	(1,383,042)	(4,266,334)
Net Assets:
Beginning of period	207,414	143,659	2,090,180	2,811,437	7,074,321	11,340,655
End of period	$227,891	$207,414	$2,115,914	$2,090,180	$5,691,279	$7,074,321
Undistributed Net Investment Income/(Loss)*	$546	$399	$2,132	$14,191	$21,830	$50,827

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

22 Janus International & Global Funds April 30, 2005

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Global Opportunities Fund
and through each fiscal year or period ended October 31	2005		2004	2003	2002	2001(1)
Net Asset Value, Beginning of Period	$12.93		$11.66	$8.64	$9.68	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03		.03	.03	.03	.02
Net gains/(losses) on securities (both realized and unrealized)	.70		1.27	3.02	(1.04)	(.34)
Total from Investment Operations	.73		1.30	3.05	(1.01)	(.32)
Less Distributions and Other:
Dividends (from net investment income)*	(.03)		(.03)	(.04)	(.02)	–
Distributions (from capital gains)*	–		–	–	(.01)	–
Redemption fees	–	(2)	– (2)	.01	N/A	N/A
Payment from affiliate	–	(3)	–	–	–	–
Total Distributions and Other	(.03)		(.03)	(.03)	(.03)	–
Net Asset Value, End of Period	$13.63		$12.93	$11.66	$8.64	$9.68
Total Return**	5.61	%(4)	11.18%	35.51%	(10.59)%	(3.10)%
Net Assets, End of Period (in thousands)	$227,891		$207,414	$143,659	$148,890	$63,425
Average Net Assets for the Period (in thousands)	$230,044		$175,110	$132,935	$155,411	$54,832
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.04%		1.09%	1.17%	1.19%	1.52%
Ratio of Net Expenses to Average Net Assets***(5)	1.03%		1.09%	1.16%	1.16%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%		0.24%	0.27%	0.40%	0.64%
Portfolio Turnover Rate***	39%		37%	31%	84%	0%

For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Overseas Fund
and through each fiscal year ended October 31	2005	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$21.62	$19.50		$15.44	$18.44	$33.44	$25.35
Income from Investment Operations:
Net investment income/(loss)	.10	.18		.24	.15	.28	.01
Net gains/(losses) on securities (both realized and unrealized)	1.91	2.18		3.98	(3.05)	(11.42)	8.22
Total from Investment Operations	2.01	2.36		4.22	(2.90)	(11.14)	8.23
Less Distributions and Other:
Dividends (from net investment income)*	(.23)	(.24)		(.16)	(.10)	(.20)	–
Distributions (from capital gains)*	–	–		–	–	(3.66)	(.14)
Redemption fees	–	–	(2)	– (2)	N/A	N/A	N/A
Payment from affiliate	–	–	(3)	–	–	–	–
Total Distributions and Other	(.23)	(.24)		(.16)	(.10)	(3.86)	(.14)
Net Asset Value, End of Period	$23.40	$21.62		$19.50	$15.44	$18.44	$33.44
Total Return**	9.29%	12.24	%(4)	27.62%	(15.78)%	(37.09)%	32.59%
Net Assets, End of Period (in thousands)	$2,115,914	$2,090,180		$2,811,437	$3,242,597	$4,988,637	$9,380,308
Average Net Assets for the Period (in thousands)	$2,237,108	$2,496,896		$2,897,732	$4,445,864	$6,945,505	$9,862,835
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.91%	0.93%		0.94%	0.91%	0.87%	0.89%
Ratio of Net Expenses to Average Net Assets***(5)	0.90%	0.93%		0.94%	0.89%	0.85%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.87%	0.72%		1.21%	0.69%	0.77%	0.22%
Portfolio Turnover Rate***	61%	58%		104%	63%	65%	62%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Fiscal period from June 29, 2001 (inception date) through October 31, 2001.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the period ended April 30, 2005, and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus International & Global Funds April 30, 2005 23

Financial Highlights (continued)

For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Worldwide Fund
and through each fiscal year ended October 31	2005		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$38.12		$37.34		$32.87	$40.17	$70.74	$58.57
Income from Investment Operations:
Net investment income/(loss)	.19		.30		.37	.27	.39	.03
Net gains/(losses) on securities (both realized and unrealized)	1.67		.84		4.41	(7.56)	(24.04)	13.15
Total from Investment Operations	1.86		1.14		4.78	(7.29)	(23.65)	13.18
Less Distributions and Other:
Dividends (from net investment income)*	(.31)		(.36)		(.31)	(.01)	(.41)	(.03)
Distributions (from capital gains)*	–		–		–	–	(6.51)	(1.28)
Redemption fees	–	(1)	–	(1)	– (1)	N/A	N/A	N/A
Payment from affiliate	–	(2)	–	(2)	–	–	–	–
Total Distributions and Other	(.31)		(.36)		(.31)	(.01)	(6.92)	(1.31)
Net Asset Value, End of Period	$39.67		$38.12		$37.34	$32.87	$40.17	$70.74
Total Return**	4.87	%(3)	3.06	%(3)	14.65%	(18.15)%	(36.56)%	22.41%
Net Assets, End of Period (in thousands)	$5,691,279		$7,074,321		$11,340,655	$13,465,168	$20,331,383	$37,775,243
Average Net Assets for the Period (in thousands)	$6,595,321		$9,278,240		$12,123,565	$18,185,263	$27,993,000	$38,726,913
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.88%		0.92%		0.93%	0.87%	0.87%	0.88%
Ratio of Net Expenses to Average Net Assets***(4)	0.87%		0.92%		0.92%	0.86%	0.85%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.75%		0.61%		0.99%	0.62%	0.53%	0.13%
Portfolio Turnover Rate***	34%		120%		108%	73%	78%	58%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended April 30, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from a certain trading and or/pricing errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

24 Janus International & Global Funds April 30, 2005

Notes to Schedules of Investments (unaudited)

Lipper Global Funds	A fund that invests at least 25% of its portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	A fund that invests its assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

ADR	American Depositary Receipt

ETD	Euro Time Deposit

PLC	Public Limited Company

New York Shares	Securities of foreign companies trading on the New York Stock Exchange

NVDR	Non-Voting Depositary Receipt

SDR	Swedish Depositary Receipt

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

  #  Loaned security, a portion or all of the security is on loan as of April 30, 2005.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

  ºº  Schedule of Fair Valued Securities (as of April 30, 2005)

	Value	Value as a % of Net Assets
Janus Overseas Fund
TI Automotive, Ltd.	$–	0.0%
C.P. 7-Eleven Public Company, Ltd.	2,299,093	0.1%
Tele Norte Leste Participacoes S.A. (Telemar)(Common)	–	0.0%
Tele Norte Leste Participacoes S.A. (Telemar)(Preferred)	–	0.0%
	$2,299,093	0.1%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Janus International & Global Funds April 30, 2005 25

Notes to Schedules of Investments (unaudited) (continued)

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements and/or mortgage backed securities (with extended settlement dates) as of April 30, 2005 are noted below.

Fund	Aggregate Value
Janus Global Opportunities Fund	$72,508,676
Janus Overseas Fund	266,908,720
Janus Worldwide Fund	2,095,996,741

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

26 Janus International & Global Funds April 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund which is classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.
Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the Funds.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds' Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent, however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2005, the Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2005
Janus Global Opportunities Fund	$33,127,719
Janus Overseas Fund	255,414,159
Janus Worldwide Fund	747,135,775

Janus International & Global Funds April 30, 2005 27

Notes to Financial Statements (unaudited) (continued)

As of April 30, 2005, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2005
Janus Global Opportunities Fund	$34,278,745
Janus Overseas Fund	266,908,720
Janus Worldwide Fund	775,068,618

As of April 30, 2005, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Worldwide Fund, which also invested $881,975 in foreign securities.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of April 30, 2005, there were no Funds invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

28 Janus International & Global Funds April 30, 2005

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64% (0.60% for Janus Worldwide Fund).

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Custody credits received reduce Custodian Fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

A 2.00% redemption fee may be imposed on shares of the Funds held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund were $19,464, $65,066 and $111,606, respectively, for the six-month period ended April 30, 2005.

For the six-month period ended April 30, 2005, Janus Capital assumed $3,084 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

Janus International & Global Funds April 30, 2005 29

Notes to Financial Statements (unaudited) (continued)

During the six-month period ended April 30, 2005, Janus Services reimbursed Janus Global Opportunities Fund and Janus Worldwide Fund $4,588 and $1,122, respectively, as a result of dilutions caused by incorrectly processed shareholder activity.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2005, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/05
Janus Institutional Cash Reserves Fund
Janus Worldwide Fund	$475,000,000	$775,000,000	$1,320,913	$–

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended April 30, 2005 (unaudited)

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Global Opportunities Fund	$59,217,173	$39,577,475	$–	$–
Janus Overseas Fund	668,216,883	847,104,704	–	–
Janus Worldwide Fund	1,056,388,313	2,211,851,764	–	–

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Global Opportunities Fund	$219,631,846	$40,895,207	$(6,485,065)	$34,410,142
Janus Overseas Fund	1,973,355,979	441,751,251	(43,528,891)	398,222,360
Janus Worldwide Fund	5,774,439,847	696,354,032	(134,450,306)	561,903,726

30 Janus International & Global Funds April 30, 2005

Net capital loss carryovers as of October 31, 2004 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2004

Fund	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Janus Global Opportunities Fund(1)	$-	$(5,973,440)	$(18,938,052)	$(24,911,492)
Janus Overseas Fund(1)	(554,282,294)	(665,937,421)	(60,722,112)	(1,280,941,827)
Janus Worldwide Fund	(2,555,934,311)	(3,186,843,718)	(670,957,456)	(6,413,735,485)

(1)  Capital loss carryovers subject to annual limitations

During the year ended October 31, 2004, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryovers Utilized
Janus Global Opportunities Fund	$11,564,516
Janus Overseas Fund	421,686,014
Janus Worldwide Fund	1,439,569,311

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Global Opportunities Fund		Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	2,797	7,418	7,931	23,515	3,119	13,286
Reinvested distributions	29	31	918	1,649	1,301	2,649
Shares Repurchased	(2,143)	(3,729)	(15,120)	(72,670)	(46,507)	(134,107)
Net Increase/(Decrease) in Capital Share Transactions	683	3,720	(6,271)	(47,506)	(42,087)	(118,172)
Shares Outstanding, Beginning of Period	16,037	12,317	96,687	144,193	185,557	303,729
Shares Outstanding, End of Period	16,720	16,037	90,416	96,687	143,470	185,557

Janus International & Global Funds April 30, 2005 31

Notes to Financial Statements (unaudited) (continued)

6. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC'') and the Office of the New York State Attorney General ("NYAG'') publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time'' certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG'') and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of JCG on a derivative basis against the Board of Directors of JCG; and (v) claims by a putative class of shareholders of JCG asserting claims on behalf of the shareholders. Each of the five complaints name JCG and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies LLC ("INTECH"), Bay Isle, Perkins Wolf McDonnell and Company LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCG.

In early 2005, a lawsuit was filed in the State of Kansas alleging violations under Kansas law based on Janus Capital's involvement in the market timing allegations. Also, the Attorney General's Office for the State of West Virginia recently filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing'' actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Funds.

On March 16, 2005, Bay Isle received a document request in connection with the SEC's informal inquiry into issues raised by the SEC staff in a deficiency letter resulting from a routine examination of Bay Isle in March 2004. Bay Isle is in the process of responding to such request. In addition, the SEC examination of Janus Capital commenced in September 2003 remains open.

32 Janus International & Global Funds April 30, 2005

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Janus International & Global Funds April 30, 2005 33

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions, and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Funds' exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

34 Janus International & Global Funds April 30, 2005

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements include the use of uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus International & Global Funds April 30, 2005 35

Notes

36 Janus International & Global Funds April 30, 2005

Notes

Janus International & Global Funds April 30, 2005 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (4/05)

C-0605-4  111-24-105 06-05

2005 Semiannual Report

Janus Bond & Money Market Funds

Janus Federal Tax-Exempt Fund

Janus Flexible Bond Fund

Janus High-Yield Fund

Janus Short-Term Bond Fund

Janus Money Market Fund

Janus Government Money Market Fund

Janus Tax-Exempt Money Market Fund

Janus Bond & Money Market Funds

President and CIO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Federal Tax-Exempt Fund	5

Janus Flexible Bond Fund	11

Janus High-Yield Fund	19

Janus Short-Term Bond Fund	29

Janus Money Market Fund	38

Janus Government Money Market Fund	41

Janus Tax-Exempt Money Market Fund	42

Statements of Assets and Liabilities - Bond Funds	44

Statements of Operations - Bond Funds	45

Statements of Changes in Net Assets - Bond Funds	46

Financial Highlights - Bond Funds	47

Statements of Assets and Liabilities - Money Market Funds	49

Statements of Operations - Money Market Funds	50

Statements of Changes in Net Assets - Money Market Funds	51

Financial Highlights - Money Market Funds	52

Notes to Schedules of Investments	57

Notes to Financial Statements	60

Additional Information	68

Explanations of Charts, Tables and Financial Statements	69

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Dear Shareholder,

Having served as Janus' Chief Investment Officer for full a year now, it seems an appropriate time to assess the progress we've made for our shareholders over the past 12 months.

Report Card

In my first letter to Janus shareholders last April, I spoke about our collective efforts to expand our coverage of stocks, improve our risk-management discipline and foster additional collaboration between portfolio managers and analysts.

I am pleased to report that we have made significant progress on all three fronts, and would like to share details with you.

First, we hired eight new equity analysts this past year, which brings the total equity analyst team to 36. On the fixed-income side, we hired three new credit analysts. The expanded research staff has enabled Janus to increase its coverage of domestic and international stocks, with the goal of keeping the portfolios fresh with current ideas.

Second, we improved our risk-management oversight by creating the position of Director of Risk Management and Performance, a role recently filled by Daniel Scherman, who brings with him more than 20 years of experience in the investment management industry. While Janus' heritage is built on a willingness to invest with conviction when we believe we have a research edge, adding this additional layer of risk oversight should ensure that exposures, whether intended or not, are properly analyzed.

The third initiative on which we have made progress is enhancing the quality of debate and dialogue within the investment team, which is a critical, yet intangible component of any successful investment management organization. There are multiple venues available for portfolio managers and analysts to come together and discuss or review key stocks in the news or new buy recommendations. The senior analysts that lead the global sector teams play an important part in driving this dialogue with the portfolio managers, resulting in a more robust exchange of ideas.

Also noteworthy is the contribution our team of 12 research associates has made to our overall research effort. Created two years ago, the team continues to make solid contributions by uncovering real-time demand trends in the marketplace in key consumer categories, ranging from travel and lodging to online music and wireless communications.

While we're pleased with our accomplishments to date, these and other initiatives would be irrelevant if there was no concurrent improvement in relative fund performance. In that regard, I am pleased to report a significant improvement in the relative performance of a number of our funds, as described below.

Performance

As of April, 30, 2005, 73% of Janus growth and core funds ranked in Lipper's top two quartiles for the one- and three-year periods, based on total returns. Longer-term relative performance is also impressive, with 100% of our growth and core funds ranking in Lipper's top two quartiles for the life-of-fund periods.

In my opinion, the improvement in relative performance for many of our funds tells me that our research effort continues to set us apart from our peers and that the portfolios are well positioned to outperform in all types of markets. The investment team is working together to ensure that, in its view, the most compelling risk/reward stocks are properly positioned in the portfolios.

New Fund Offerings

We are very excited to bring our investors two new mutual funds, which were launched this past winter: Janus Triton Fund and Janus Research Fund. Janus Triton Fund, managed by Ron Sachs, outpaced its benchmark index since inception (the two-month period ended April 30, 2005). We attribute these results to the success that Ron and team have had uncovering promising investment ideas in the small- and mid-cap growth space.

Gary Black

President and Chief
Investment Officer

Past performance is no guarantee of future results.

Janus Bond & Money Market Funds April 30, 2005 1

Continued

Janus Research Fund is a unique collection of the top picks of each analyst at Janus, thereby resulting in a diversified, multicap portfolio of both growth and value stocks. It, too, is backed by a solid research effort, and by focusing on what we believe are the best prospects for the long haul, we hope to deliver Index-beating returns with relatively low risks.

Market Review and Outlook

After hitting 31/2 year highs in early March, equity markets encountered stiff headwinds in late-March and April. Record-high oil prices, sluggish retail sales, falling consumer confidence, and slowing earnings growth all conspired to stymie the markets.

General Motors' announcement in mid-March that it has scaled back its earnings expectations for the remainder of 2005 was a clear sign that higher oil prices and rising interest rates were finally having a negative impact on consumer spending. Subsequent updates by Wal-Mart, Harley-Davidson and IBM provided further confirmation of a slightly softer macroeconomic environment as the second quarter unfolded.

It appears that two opposing opinions have crystallized regarding the near-term outlook for the economy. One camp is forecasting a deceleration in the economy due to the lagging effect of higher energy prices and rising interest rates. This group is projecting that gross domestic product (GDP) growth will slow to 2% in the second half of the year.

The other camp argues that the U.S. economy is better equipped to handle higher energy prices and interest rates when compared to the 1980s, and what we may be witnessing in the current volatile market is the handoff in spending from consumers to businesses.

Taking a step back from the day-to-day noise of the markets, the most likely scenario to unfold will be that the economy continues to grow at an acceptable rate given this stage of the business cycle. While it is reasonable to expect some moderation in economic growth as the business cycle matures, we do not think that GDP growth will decelerate markedly in the second half of the year.

In support of that view, it is important to note that unemployment is declining, business spending is improving, merger and acquisition activity is picking up, jobs are still being created, and corporate earnings generally have been reasonable.

Risks to economic growth are well known – rising energy prices, eroding consumer confidence, job cuts, reduced business spending, and higher interest rates. We believe these concerns will likely remain in the forefront of the market for the near term.

While all investors get impatient with sideways markets, we at Janus believe that the market will always reward superior business models with improving fundamental outlooks. Our job is to identify those companies that are winning in the marketplace and own them in your funds.

Thank you for your confidence and trust.

Sincerely,

Gary Black
President and Chief Investment Officer

There is no assurance that the investment process will consistently lead to successful investing. There is no guarantee these trends will continue.

As of April 30, 2005, General Motors Acceptance Corp. was 0.9% of the Janus Short-Term Bond Fund, 0.4% of the Janus High-Yield Fund, 0.2% of the Janus Balanced Fund and 0.1% of the Janus Flexible Bond Fund.

As of April 30, 2005, Wal-Mart Stores, Inc. was 1.5% of the Janus Research Fund, 0.5% of the Janus Balanced Fund, 0.5% of the Janus Mercury Fund, 0.5% of the Janus Olympus Fund and 0.4% of the Janus Risk-Managed Stock Fund.

As of April 30, 2005, Harley-Davidson, Inc. was 0.5% of the Janus Olympus Fund, 0.3% of the Janus Flexible Bond Fund, 0.2% of the Janus Risk-Managed Stock Fund and 0.2% of the Janus Fund.

As of April 30, 2005, International Business Machines Corp. was 1.6% of the Janus Global Technology Fund, 1.0% of the Janus Core Equity Fund, 0.6% of the Janus Balanced Fund, 0.3% of the Janus Flexible Bond Fund and 0.1% of the Janus Risk-Managed Stock Fund. There is no assurance that any Janus fund currently holds these securities.

2 Janus Bond & Money Market Funds April 30, 2005

Lipper Rankings

		Lipper Rankings - Based on total return as of 4/30/05
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	53	348/659	52	280/544	67	278/420	41	56/137	5	1/19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	22	115/537	10	39/426	92	264/289	58	65/112	38	19/50
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	19	119/659	10	53/544	82	344/420	7	9/137	2	1/85
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	37	155/421	71	250/354	80	192/242	–	–	15	13/90
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	10	38/421	10	33/354	–	–	–	–	37	93/252
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	3	19/659	1	2/544	73	305/420	1	1/137	6	2/38
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	25	125/510	15	62/418	62	190/310	37	31/83	10	1/9
Janus Balanced Fund(1) (9/92)	Balanced Funds	38	228/601	58	257/447	58	208/362	7	10/162	4	3/76
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	5	38/917	28	214/783	26	153/600	–	–	2	5/291
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	6	52/917	28	217/783	62	371/600	3	5/230	5	5/110
Janus Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	3	22/739	–	–	–	–	–	–	16	96/616
Janus Contrarian Fund(4) (2/00)	Multi-Cap Core Funds	7	46/739	5	23/527	26	95/367	–	–	22	76/351
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	78	219/280	73	188/257	85	191/224	71	102/143	83	69/83
Janus Flexible Bond Fund(1)(2) (7/87)	Intermediate Inv Grade Debt Funds	68	308/453	14	51/383	58	153/265	8	10/135	12	3/24
Janus High-Yield Fund (12/95)	High Current Yield Funds	36	150/418	80	280/350	38	108/285	–	–	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt	62	129/208	46	64/139	44	46/105	25	14/56	44	11/24
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	53	96/181	53	83/157	83	64/77	–	–	32	16/49
Janus Global Opportunities Fund(1) (6/01)	Global Funds	83	266/321	52	134/260	–	–	–	–	10	22/234
Janus Global Technology Fund (12/98)	Science and Technology Funds	59	172/292	58	158/275	54	81/149	–	–	22	18/83
Janus Overseas Fund(1) (5/94)	International Funds	80	674/851	58	405/706	83	423/513	5	8/171	6	7/123
Janus Worldwide Fund(1) (5/91)	Global Funds	96	306/321	99	256/260	94	183/194	36	22/61	32	6/18
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	51	120/235	31	57/184	14	14/100	–	–	5	4/79
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	50	293/591	68	320/474	17	53/324	N/A	N/A	N/A	N/A

(1)The date of the Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

(3)Rating is for the investor share class only; other classes may have different performance characteristics.

(4)Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund, Janus Overseas Fund, Janus Global Technology Fund and Janus Orion Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Bond & Money Market Funds April 30, 2005 3

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was April 30, 2005. As the investing environment changes, so could the portfolio managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2004 to April 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4 Janus Bond & Money Market Funds April 30, 2005

Janus Federal Tax-Exempt Fund (unaudited)

Fund Snapshot

This bond fund invests primarily in tax-exempt municipal bonds of any maturity.

Doug Nelson

portfolio manager

Performance Overview

During the six-month period ended April 30, 2005, the Federal Reserve ("Fed") remained on its measured pace of raising short-term interest rates, as they increased rates four times over this horizon. Janus Federal Tax-Exempt Fund returned 1.05%, while its benchmark, the Lehman Brothers Municipal Bond Index, gained 1.93%.

Chronic concerns over the slowing economy, rising oil prices and increasing inflation continue to plague the market. The Fed is doing its best at attempting to control inflation by raising short-term interest rates, realizing however that if they raise rates too high they may stall the already slowing economy. A slow methodical approach to higher rates appears to be the right course of action.

Investment Philosophy

As the new Portfolio Manager of Janus Federal Tax-Exempt Fund as of March 2005, I'd like to take this opportunity to explain my philosophy regarding the Funds Investments. As market conditions warrant, the duration of the portfolio may be extended by selling some of the shorter-maturity securities and adding longer-maturity municipal bonds. Although the Fed is continuing to raise short-term rates, I believe that interest rates will not be moving substantially higher this year. In addition, the municipal bond curve is currently much steeper than the U.S. Treasury curve, therefore extending the duration should provide the prospect for additional yield. Adding an incremental amount of credit risk to the Fund potentially enhances the yield of the portfolio.

Portfolio Composition

As of April 30, 2005, 54.6% of the Fund's total net assets were invested in triple-A rated bonds (highest quality) and 11.7% in double-A rated bonds.

Shorter Duration Held Back Performance Early in the Period

Over the first half of the period, the Fund struggled versus its benchmark as the Fund held a short duration position. This defensive positioning ultimately hurt the Fund's return versus the benchmark as long-term interest rates dropped.

Since assuming management of the Fund in March, I have started to extend the duration of the portfolio by purchasing longer maturity municipal bonds adding to the Fund's duration and yield. Going forward, I do not foresee substantially higher long-term interest rates this year.

Quality Shift Down Late in the Period

Earlier in the period the Fund was also positioned conservatively in terms of quality. The Fund was overweight in the triple-A's and double-A's (the highest quality sectors) versus the benchmark. This positioning proved to be a drag on performance as the lower quality sectors outperformed.

I have begun to unwind the defensive high-quality positioning of the Fund by adding triple-B's to the portfolio. This strategy contributed to the Fund's performance later in the period as triple-B's performed strongly.

Fund Profile

	April 30, 2005		October 31, 2004
Weighted Average Maturity	14.9	Yrs.	8.8	Yrs.
Average Modified Duration*	6.5	Yrs.	5.6	Yrs.
30-Day Current Yield**
With Reimbursement	3.58%		2.60%
Without Reimbursement	3.22%		2.14%
Weighted Average Fixed Income Credit Rating	A		A
Number of Notes/Bonds	84		86

  *  A theoretical measure of price volatility

  **  Yield will fluctuate

Janus Bond & Money Market Funds April 30, 2005 5

Janus Federal Tax-Exempt Fund (unaudited)

By using fundamental credit research, adding investment grade bonds that I believe are of stable or improving credit quality may prove beneficial. I believe that adding incremental credit risk may enhance the yield of the Fund. Adding municipal bonds that are subject to Alternative Minimum Tax (within prescribed limits), may enhance the Fund's yield.

Outlook

The supply of municipal bonds during the first quarter was very heavy and issuance in March was the third-highest ever. Heavy supply coupled with some selling by a major insurance company put upward pressure on yields and a strain on liquidity, however, the municipal market remained relatively stable and was overall less volatile than the taxable bond market. In my opinion, municipal bonds are still an attractive investment vehicle when compared to taxable bonds, based on a tax equivalent yield basis.

Thank you for your continued investment in Janus Federal Tax-Exempt Fund.

Significant Areas of Investment - (% of Net Assets)

6 Janus Bond & Money Market Funds April 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Federal Tax-Exempt Fund	1.05%	4.92%	5.33%	5.17%	4.75%
Lehman Brothers Municipal Bond Index	1.93%	6.81%	7.04%	6.48%	6.13%**
Lipper Ranking – based on total returns for General Municipal Debt Funds	N/A	219/280	191/224	102/143	69/83

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 3, 1993

** The Lehman Brothers Municipal Bond Index's since inception returns are calculated from April 30, 1993.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,010.50	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76

*Expenses are equal to the annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Income may be subject to state or local taxes and to a limited extent certain federal taxes. Capital gains are subject to federal, state and local taxes.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective 02/25/05, Sharon Pichler is no longer the portfolio manager of Janus Federal Tax-Exempt Fund, and Doug Nelson is now the Fund manager.

Janus Bond & Money Market Funds April 30, 2005 7

Janus Federal Tax-Exempt Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Municipal Securities - 100.6%
Arkansas - 0.9%
$1,000,000	Independence County, Arkansas, Pollution Control Revenue Refunding Bonds (Entergy Arkansas, Inc. Project), 5.00% due 1/1/21	$1,020,420
Arizona - 1.0%
1,000,000	Mesa, Arizona, Street and Highway Revenue, (FGIC Insured), 6.25% due 7/1/11	1,167,380
California - 3.7%
2,420,000	California Health Facilities Financing Authority, (California Adventist Health System/West), 5.00%, due 3/1/33	2,454,267
1,000,000	California Pollution Control Financing Authority Solid Waste Disposal Revenue (Waste Management, Inc. Project) Series A, 5.40%, due 4/1/25	1,022,190
1,000,000	Poway, California, Housing Revenue (Poinsettia Mobile Home Park Project) 5.00%, due 5/1/23	1,007,900
		4,484,357
Colorado - 10.2%
2,035,000	Arapahoe County, Colorado, (Cherry Creek School District No. 005), 5.50% due 12/15/09	2,239,721
340,000	Bachelor Gulch, Colorado, Metropolitan District, 6.80%, due 12/1/06	343,220
	Black Hawk, Colorado, Device Tax Revenue:
25,000	6.10%, due 12/1/07	25,796
475,000	6.00%, due 12/1/11	502,645
25,000	6.00%, due 12/1/11	25,602
1,000,000	Castle Rock, Colorado, Golf Enterprise Revenue, 5.20%, due 12/1/25	1,015,410
2,000,000	Colorado Department of Transportation Revenue, (MBIA Insured), Series B 5.00%, due 6/15/11	2,200,740
1,630,000	Colorado Regional Transportation District Sales Tax Revenue, (AMBAC Insured) Series B, 5.25%, due 11/1/12	1,826,806
	Hyland Hills, Colorado, Metropolitan Parks and Recreation District Special Revenue Series A:
465,000	5.00%, due 12/15/06	470,445
500,000	6.75%, due 12/15/15	525,625
1,000,000	Platte River Power Authority, Colorado Power Revenue, Series EE 5.375%, due 6/1/18	1,101,440
100,000	Telluride, Colorado, Excise Tax Revenue 5.75%, due 12/1/12	106,329
1,680,000	Westminster, Colorado, Water and Wastewater Utility Enterprise Revenue (AMBAC Insured), 5.00%, due 12/1/13	1,867,874
		12,251,653
Florida - 5.8%
1,615,000	Florida State University Financial Assistance (AMBAC Insured), 5.00%, due 10/1/10	1,759,106

Shares or Principal Amount		Value
Florida - (continued)
$2,000,000	Hillsborough County, Florida, Industrial Development Authority Hospital Revenue (Tampa General Hospital Project), Series B 5.25%, due 10/1/28	$2,072,780
1,000,000	Jacksonville, Florida, Economic Development Commission Industrial Development Revenue, (Metropolitan Parking Solutions Project), (ACA Insured) 5.50%, due 10/1/30	1,037,670
2,000,000	Orange County, Florida, School Board Series A, 5.375%, due 8/1/22**	2,111,000
		6,980,556
Georgia - 1.7%
2,000,000	Fulton County, Georgia, Development Authority Local District Cooling Facility Revenue, (Maxon Atlantic Station LLC Project) Series A, 5.125%, due 3/1/26	2,007,020
60,000	Georgia Municipal Electric Authority Power Revenue, (Escrowed to Maturity) (MBIA Insured), Series Y, 6.50% due 1/1/17	72,809
		2,079,829
Idaho - 1.7%
2,000,000	Idaho Health Facilities Authority Revenue (Portneuf Medical Center Project) (RDN Insured), Series A 5.00%, due 9/1/35	2,034,040
Illinois - 12.3%
2,275,000	Central Lake County, Illinois, Joint Action Water Agency, (AMBAC Insured), 6.00% due 2/1/16	2,668,985
1,385,000	Coles and Cumberland County, Illinois Community Unit School District No. 002 (FGIC Insured), 5.35%, due 2/1/18	1,493,238
3,995,000	Cook County, Illinois, (MBIA Insured) Series A, 6.25%, due 11/15/13	4,750,454
1,630,000	Du Page and Will Counties, Illinois (Community School District No. 204) 6.875%, due 12/30/09	1,889,398
1,000,000	Illinois Metropolitan Pier and Exposition Authority, (McCormick Place Expansion Project), 5.375%, due 12/15/17	1,089,160
2,550,000	Kane County, Illinois, Forest Preservation District, (FGIC Insured), 5.00% due 12/30/10	2,785,620
		14,676,855
Kansas - 2.2%
2,355,000	Wyandotte County, Kansas School District No. 500, 5.25%, due 9/1/18	2,690,729
Massachusetts - 1.9%
2,000,000	Massachusetts State, (Conservation Lien) Series C, 5.50%, due 11/1/15	2,291,920
Maine - 1.4%
1,630,000	Maine Health and Higher Educational Facilities Authority Revenue, Series B 5.00%, due 7/1/21	1,747,996

See Notes to Schedules of Investments and Financial Statements.

8 Janus Bond & Money Market Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Michigan - 6.3%
$1,500,000	Michigan State Hospital Financial Authority Revenue, Marquette General Hospital Obligation Group, Series A 5.00%, due 5/15/34 (WI)	$1,504,665
2,500,000	Michigan State Trunk Line, Series A 5.50%, due 11/1/18	2,808,150
	Michigan State, Kent Hospital Finance Authority Revenue, (Metropolitan Hospital Project), Series A:
1,000,000	5.25%, due 7/1/30	1,012,500
1,000,000	6.00%, due 7/1/35	1,073,870
1,000,000	Taylor, Michigan, Tax Increment Finance Authority, (FSA Insured), 5.50% due 5/1/15	1,105,550
		7,504,735
Minnesota - 5.8%
	Chaska, Minnesota, Electric Revenue (Generating Facilities), Series A:
1,165,000	5.25%, due 10/1/20	1,273,404
1,000,000	5.00%, due 10/1/30	1,034,420
40,000	Minneapolis, Minnesota, Metropolitan Council, (St. Paul Metropolitan Area Sewer), Series A, 5.00%, due 12/1/07	42,120
3,000,000	Minnesota Public Facilities Authority Water Pollution Control Revenue Series B, 5.25%, due 3/1/15	3,411,750
1,095,000	Virginia, Minnesota, Housing and Redevelopment Authority, Health Care Facility Lease Revenue, 5.375%, due 10/1/30	1,117,261
		6,878,955
New Hampshire - 2.2%
2,500,000	New Hampshire Health and Educational Facilities Authority, Healthcare System (Covenant Health), 5.375%, due 7/1/24	2,647,150
New Jersey - 1.0%
1,000,000	New Jersey Turnpike Authority Revenue (FSA Insured), Series C, 6.50%, due 1/1/16	1,214,200
New York - 7.5%
1,000,000	New York City Educational Construction Fund Revenue, Series A, 5.00% due 4/1/23	1,067,600
1,000,000	New York City Transitional Financial Authority Revenue, (Future Tax Secured), (MBIA-IBC Insured), Series B 5.50%, due 2/1/11	1,118,040
1,545,000	New York State Metropolitan Transportation Authority Revenue, Series A, 5.50% due 11/15/17	1,738,187
	New York State Dormitory Authority Revenue:
1,000,000	(State University Educational Facilities) Series A, 5.50%, due 5/15/19	1,148,230
2,265,000	(Leake and Watts Services, Inc.) 5.00%, due 7/1/21	2,429,960

Shares or Principal Amount		Value
New York - (continued)
$1,345,000	St. Lawrence County, New York, Industrial Development Civic Facilities Revenue (St. Lawrence University Project) (MBIA Insured), Series A, 5.375% due 7/1/18	$1,458,182
		8,960,199
North Carolina - 1.9%
1,000,000	Durham County, North Carolina (Public Improvement Bonds), Series B 5.00%, due 4/1/19	1,081,110
1,015,000	Greenville, North Carolina, Combined Enterprise System Revenue (FSA Insured), 6.00%, due 9/1/16	1,223,054
		2,304,164
Ohio - 2.8%
1,185,000	Euclid, Ohio, (Various Purpose General Obligation Bonds), 5.00%, due 12/1/16	1,275,534
2,000,000	Ohio State Higher Educational Facility Revenue, (Wittenberg University 2005 Project), 5.00%, due 12/1/24 (WI)	2,042,780
		3,318,314
Oklahoma - 2.4%
1,000,000	Comanche County, Oklahoma Development Financial Authority Revenue (Comanche County Memorial Hospital Project), Series B, 6.60%, due 7/1/31	1,103,170
500,000	McGee Creek, Oklahoma, Authority Water Revenue, (MBIA Insured), 6.00% due 1/1/23	604,845
1,000,000	Tulsa, Oklahoma, Industrial Authority Revenue, (University of Tulsa), (MBIA Insured), Series A, 6.00%, due 10/1/16	1,165,190
		2,873,205
Pennsylvania - 3.1%
1,625,000	Lebanon County, Pennsylvania, Health Facilities Authority, (Pleasent View Retirement), Series B, 4.65%, due 12/1/29	1,625,000
2,000,000	Pennsylvania State Higher Educational Facilities Authority Revenue, (Widener University), 5.00%, due 7/15/39	2,046,400
		3,671,400
South Carolina - 5.0%
1,275,000	Berkeley County, South Carolina, School District Installment Lease, 5.00% due 12/1/28	1,300,793
2,000,000	Lancaster County, South Carolina Educational Assistance Program, Inc. (School District of Lancaster County Project), 5.00%, due 12/1/26	2,047,320
1,400,000	Myrtle Beach, South Carolina, Hospital Fee Revenue, (FGIC Insured), Series A 5.00%, due 6/1/36**	1,463,308
1,000,000	Spartanburg County, South Carolina School District No. 007, (SCSDE Insured) 5.00%, due 3/1/16	1,110,330
		5,921,751

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 9

Janus Federal Tax-Exempt Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Tennessee - 0.1%
$70,000	Tennessee State Prerefunded, Series A 5.00%, due 5/1/05	$70,000
Texas - 8.6%
2,000,000	Abilene, Texas, Independent School District (PSF-GTD Insured), 5.00%, due 2/15/17	2,165,220
1,520,000	Clint, Texas, Independent School District (PSF-GTD Insured), 6.00%, due 2/15/14**	1,730,854
2,000,000	Comal County, Texas, Health Facilities Development, Healthcare System (McKenna Memorial Hospital Project) Series A, 6.25%, due 2/1/32	2,149,380
2,000,000	Houston, Texas, Water Conveyance System Contract Certificates of Participation (AMBAC Insured), Series J 6.25%, due 12/15/15	2,420,720
1,610,000	Mansfield, Texas, Independent School District, (PSF-GTD Insured), 6.00% due 2/15/11	1,839,699
		10,305,873
Utah - 2.0%
1,000,000	Salt Lake City, Utah, Municipal Building Authority Lease Revenue (AMBAC Insured), 5.20%, due 10/15/20	1,071,100
1,195,000	Utah State Board of Regents Auxiliary System and Student Fee Revenue (Salt Lake Community College) (FSA Insured), 5.50%, due 6/1/15	1,322,674
		2,393,774
Washington - 5.6%
2,000,000	King County, Washington, School District No. 210 Federal Way, 5.75%, due 12/1/12	2,301,400
1,290,000	Skagit County, Washington, Public Hospital District No. 001, 5.375%, due 12/1/22 (WI)	1,329,293
	Washington State:
1,000,000	Series C, 5.50%, due 7/1/13	1,129,470
1,725,000	Series B, 5.50%, due 5/1/18	1,943,523
		6,703,686
Wisconsin - 3.5%
	Wisconsin Health And Educational Facilities Authority Revenue Bonds:
2,000,000	(SynergyHealth, Inc.), 6.00%, due 11/15/32	2,143,220
2,000,000	(Wheaton Franciscan Services, Inc. System) 5.125%, due 8/15/33	2,050,700
		4,193,920
Total Municipal Securities (cost $117,354,101)		120,387,061
Short-Term Municipal Securities - 3.4%
Iowa - 1.2%
	Iowa Higher Education Loan Authority Revenue:
800,000	(Mount Mercy College Project) Variable Rate, 3.05%, 7/1/25	800,000
600,000	(Private College-St. Ambrose) Variable Rate, 3.05%, 4/1/33	600,000
		1,400,000

Shares or Principal Amount		Value
Minnesota - 0.6%
700,000	Mankato, Minnesota, Multifamily Housing Revenue, (Highland Hills of Mankato) Variable Rate, 3.10%, 5/1/27	$700,000
Missouri - 0.9%
1,100,000	Missouri State Health and Educational Facilities Revenue, (The Washington University), Series D, Variable Rate 3.03%, 9/1/30	1,100,000
South Carolina - 0.7%
850,000	Piedmont, South Carolina, Municipal Power Agency Electric Revenue, (MBIA Insured), Subseries B-1, Variable Rate 3.00%, 1/1/34	850,000
Total Short-Term Municipal Securities (cost $4,050,000)		4,050,000
Total Investments (cost $121,404,101) – 104.0%		124,437,061
Liabilities, net of Cash, Receivables and Other Assets – (4.0)%		(4,815,400)
Net Assets – 100%		$119,621,661

ACA - American Capital Access Corp.

AMBAC - American Municipal Bond Assurance Corp.

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Investors Assurance Corp.

MBIA-IBC - Municipal Bond Investors Assurance Corp. - Insured Bond

Certificates

PSF-GTD - Public School Fund - Guaranteed

RDN - Radian Asset Assurance, Inc.

SCSDE - South Carolina School District Enhancement

See Notes to Schedules of Investments and Financial Statements.

10 Janus Bond & Money Market Funds April 30, 2005

Janus Flexible Bond Fund (unaudited)

Fund Snapshot

This bond fund adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Ron Speaker

portfolio manager

Performance Overview

The bond market proved volatile during the six-month period ended April 30, 2005, as changing assessments of economic growth, inflation risks and corporate credit quality kept investors on edge. The Federal Reserve ("Fed") continued to tighten credit conditions at a measured pace during the period. Since last June the Fed has increased the Fed Funds rate 200 basis points to 3.00%. By March, however, the market was pricing in more aggressive Fed rate tightening for the remainder of the year, which put additional upward pressure on short-term Treasury yields. Longer-term yields rose less dramatically, and the yield curve continued to flatten. The major change in the bond market was a widening of corporate bond spreads that began in earnest in March.

Against this backdrop, Janus Flexible Bond Fund earned a 0.51% return for the six-month period. By comparison, the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, gained 0.98%. Early in the period, the Fund's above-market weighting in corporate bonds helped to offset weakness in its Treasury holdings. Nonetheless, our focus on better-quality high-yield issuers kept us from fully capitalizing on a rally that favored more speculative securities. As 2005 got underway, our concerns over razor-thin credit spreads led us to systematically reduce our overweighting in the corporate bond market. Unfortunately, these efforts did not come quickly enough to protect us from the spring sell-off in the corporate bond market caused primarily by General Motors.

Strategy in This Environment

In this uncertain environment, we scaled back our corporate bond exposure, both investment grade and high yield, while adding to our weighting in mortgage-backed securities that are AAA-rated. This strategy proved fortuitous, as mortgage-backed securities were among the best performing asset classes for the six-month period. In addition, we maintained a neutral duration position versus the benchmark in an effort to mitigate relative interest rate risk.

Portfolio Composition

As of April 30, 2005, 61.6% of the Fund's total net assets were invested in U.S. Treasury & Agency bonds, compared to 37.6% in the Lehman Brothers Aggregate Bond Index, the Fund's benchmark. Corporate bonds accounted for 35.8% of the Fund's net assets – reduced from the start of the period, but still higher than the benchmark's 20.0% weighting. Mortgage-backed securities accounted for 26.3% of the Fund's total net assets, while accounting for 34.5% of the benchmark's.

Performance Suffered from an Overweight Position in Corporate Bonds

Despite our focus on better quality issuers, our overweighting in corporate bonds left us vulnerable to a March correction that affected all maturities and credit qualities. Among the hardest hit were our General Motors (GM) Acceptance Corporation bonds, issued by the financing arm of the automotive giant. GM recently has struggled against concerns over disappointing earnings growth, soft vehicle sales and a sizable pension fund liability. Most damaging of all, the automaker lowered its 2005 earnings estimate from a $5 billion gain to a $2 billion loss. This news triggered a series of credit downgrades on GM's bonds. On a positive note, the Fund was significantly underweight in General Motors compared to its benchmark, which helped our relative performance. The negative sentiment generated by the auto sector hurt the performance of the corporate sector in general. If GM and Ford lose their investment-grade status by two of the three major ratings agencies as expected, a major shift will occur in the composition of the corporate bond market.

Fund Profile

	April 30, 2005		October 31, 2004
Weighted Average Maturity	7.0	Yrs.	7.1	Yrs.
Average Modified Duration*	4.5	Yrs.	5.2	Yrs.
30-Day Current Yield**	4.37%		3.51%
Weighted Average Fixed Income Credit Rating	A		A
Number of Notes/Bonds	207		201

  *  A theoretical measure of price volatility

  **  Yield will fluctuate

Janus Bond & Money Market Funds April 30, 2005 11

Janus Flexible Bond Fund (unaudited)

Our high-yield bonds issued by Dallas-based electricity distributor Texas Utilities, or TXU, performed poorly during the period. TXU continues to affirm solid earnings guidance for 2005 and 2006, and its underlying financial performance remains good. However, TXU implemented an aggressive stock repurchase plan, thereby reducing the company's outlook for a credit upgrade. We continue to remain cautious on corporate issuers who are favoring shareholders over bondholders, however, in this instance we continue to believe in the management of TXU.

Our new investment in Noble Group, Asia's largest commodities trader, faltered amid the difficult climate for emerging-market high-yield issues caused by the GM-related market shift. Nonetheless, we remain constructive on Noble's market leadership in China, which has surpassed the United States as the world's most voracious consumer of basic resources.

Mortgage-Backed Securities and Crossover Corporate Bonds Aid Returns

On a positive note, our results benefited from our increased allocation to mortgage-backed securities ("MBS"), which outperformed other areas of the fixed-income market. MBS benefited from their high-quality rating (AAA) compared to corporate bonds. In addition, MBS tend to perform well in an interest rate range-bound environment. The U.S. Treasury 10-year yield, the best proxy for mortgage interest rates, moved only 17 basis points over the previous six month period, increasing from 4.03% on October 29 to 4.20% on April 30. This has aided the performance of the MBS market.

Among our corporate bond issues, we capitalized on our selection of crossover bonds. These high-yield issues have earned at least one upgrade from the major credit agencies and are, therefore, strong candidates for investment-grade status. Consequently, they offer solid fundamentals and minimal downside risk. Our crossover investments included our stake in insurance provider Ohio Casualty, which continues to report improved loss ratios and robust earnings growth.

We also maintained our focus on companies that are refinancing their debt and lowering their borrowing costs. These included electrical utility company Reliant Resources and Owens-Illinois, now called O-I, the world's largest maker of glass containers. O-I has sweetened its profit margins by slashing overhead costs and spinning off its less-profitable blow-molded plastics operations.

Our Nextel bonds benefited from news of a planned merger between the wireless communications company and its rival, Sprint. This deal will create the nation's third-largest cellular carrier, with 38.5 million customers. Nextel also reported solid earnings growth and healthy guidance, aided in part by the popularity of its new Boost Mobile "pay-as-you-go" service, which helped spur a 34% increase in its net subscriber growth for the first quarter.

Investment Strategy and Outlook

Given the risks of further Fed interest rate tightening, we will continue our efforts to mitigate relative interest rate risk by remaining in line with the benchmark in terms of duration. We have taken a more cautious approach to the corporate debt market, where we will continue to favor better-quality issuers that we believe are well-positioned to weather market uncertainty. We also continue to invest in mortgage-backed securities that are AAA-rated, while reducing our weighting in corporate bonds. Above all, our flexible investment mandate allows us to respond to changing market dynamics and pursue healthy returns with mitigated risk across the fixed-income universe.

Thank you for your continued investment in Janus Flexible Bond Fund.

Significant Areas of Investment - (% of Net Assets)

12 Janus Bond & Money Market Funds April 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year -to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Flexible Bond Fund	0.51%	4.19%	6.63%	7.36%	7.87%
Lehman Brothers Aggregate Bond Index	0.98%	5.26%	7.49%	7.14%	7.94	%**
Lehman Brothers Government/Credit Index	0.75%	5.13%	7.71%	7.22%	7.95	%**
Lipper Ranking – based on total returns for Intermediate Investment Grade Debt Funds	N/A	308/453	153/265	10/135	3/24

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – July 7, 1987

** The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Index's since inception returns are calculated from June 30, 1987.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,005.10	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91

*Expenses are equal to the annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006.

There were no waivers in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

Effective February 25, 2005, the Janus Flexible Income Fund changed its primary benchmark from Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the Lehman Brothers Government/Credit Index as a secondary index.

Janus Bond & Money Market Funds April 30, 2005 13

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Corporate Bonds - 35.3%
Advertising Agencies - 0.2%
$1,900,000	Interpublic Group of Companies, Inc. 6.25%, notes, due 11/15/14	$1,814,339
Aerospace and Defense - 0.3%
2,750,000	Northrop Grumman Corp., 4.079% notes, due 11/16/06	2,748,972
Agricultural Operations - 0.5%
5,500,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	5,483,368
Brewery - 0.7%
	Anheuser-Busch Companies, Inc.:
1,725,000	5.95%, debentures, due 1/15/33	1,894,724
1,250,000	6.00%, bonds, due 11/1/41	1,366,879
1,450,000	Miller Brewing Co., 5.50% notes, due 8/15/13 (144A)	1,491,615
2,000,000	SABMiller PLC, 6.625% bonds, due 8/15/33 (144A)	2,242,866
		6,996,084
Cable Television - 1.5%
6,250,000	Comcast Cable Communications, Inc. 6.20%, notes, due 11/15/08	6,598,175
4,500,000	Comcast Corp., 5.85% company guaranteed notes, due 1/15/10	4,729,811
3,900,000	Cox Communications, Inc. 4.625%, notes, due 1/15/10 (144A)	3,842,233
		15,170,219
Cellular Telecommunications - 0.9%
	Nextel Communications, Inc.:
3,750,000	6.875%, senior notes, due 10/31/13	3,937,500
1,350,000	7.375%, senior notes, due 8/1/15	1,437,750
3,800,000	Rogers Wireless Communications, Inc. 6.135%, secured notes, due 12/15/10‡	3,904,500
		9,279,750
Chemicals - Specialty - 0.1%
1,250,000	Lubrizol Corp., 6.50% debentures, due 10/1/34	1,350,354
Commercial Banks - 1.1%
1,950,000	Skandinaviska Enskilda Banken AB, 5.471% subordinated notes, due 3/29/49 (144A)‡	1,994,491
	Sovereign Bank:
1,950,000	4.00%, deposit notes, due 2/1/08	1,926,588
3,550,000	5.125%, subordinated notes, due 3/15/13	3,566,195
4,250,000	Zions Bancorporation, 2.70% senior notes, due 5/1/06	4,197,279
		11,684,553
Computers - 0.3%
3,000,000	IBM Corp., 2.375% notes, due 11/1/06	2,941,413
Computers - Peripheral Equipment - 0%
	Candescent Technologies Corp.:
2,750,000	8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)‡,##,ºº,§	0
4,250,000	8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)‡,ç,ºº,§	0

Shares or Principal Amount		Value
Containers - Metal and Glass - 2.0%
$975,000	Ball Corp., 6.875% company guaranteed notes, due 12/15/12	$1,001,813
2,500,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	2,662,500
	Owens-Illinois, Inc.:
5,250,000	8.10%, senior notes, due 5/15/07	5,486,249
11,135,000	7.35%, senior notes, due 5/15/08	11,441,212
		20,591,774
Cosmetics and Toiletries - 1.1%
5,500,000	Gillette Co., 4.125% senior notes, due 8/30/07‡	5,505,962
6,000,000	Procter & Gamble Co., 4.75% notes, due 6/15/07	6,101,352
		11,607,314
Data Processing and Management - 0.3%
3,750,000	Fiserv, Inc., 3.00% notes, due 6/27/08	3,580,976
Diversified Financial Services - 0.7%
	General Electric Capital Corp.:
1,500,000	3.50%, notes, due 5/1/08	1,469,069
3,250,000	3.75%, notes, due 12/15/09	3,162,652
2,650,000	4.375%, notes, due 11/21/11	2,634,397
		7,266,118
Diversified Operations - 1.2%
3,850,000	Noble Group, Ltd., 6.625% senior notes, due 3/17/15 (144A)	3,431,917
	Tyco International Group S.A.:
7,000,000	5.80%, company guaranteed notes due 8/1/06**	7,165,816
2,000,000	6.125%, company guaranteed notes due 11/1/08**	2,104,442
		12,702,175
Electric - Generation - 0.7%
6,250,000	Allegheny Energy Supply Company LLC 8.25%, bonds, due 4/15/12 (144A)‡,§	6,656,250
Electric - Integrated - 4.6%
	CenterPoint Energy, Inc.:
2,000,000	5.875%, senior notes, due 6/1/08	2,069,944
2,000,000	6.85%, senior notes, due 6/1/15	2,222,478
1,250,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	1,281,250
2,775,000	Dominion Resources, Inc., 5.125% senior notes, due 12/15/09	2,835,267
1,900,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	1,840,959
4,500,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	4,915,373
2,000,000	NiSource, Inc., 3.628% debentures, due 11/1/06	1,971,730
1,450,000	Northern States Power Co., 2.875% first mortgage notes, due 8/1/06	1,429,552
1,785,000	Pacific Gas and Electric Co., 4.80% first mortgage notes, due 3/1/14	1,771,839
	Southern California Edison Co.:
4,500,000	7.625%, notes, due 1/15/10	5,071,571
2,500,000	6.00%, first mortgage notes, due 1/15/34	2,698,513
3,000,000	5.75%, first mortgage notes, due 4/1/35	3,123,270

See Notes to Schedules of Investments and Financial Statements.

14 Janus Bond & Money Market Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Electric - Integrated - (continued)
$3,500,000	Southwestern Public Service Co., 5.125% senior notes, due 11/1/06	$3,553,008
	TXU Corp.:
5,500,000	6.375%, senior notes, due 6/15/06	5,624,442
2,600,000	4.80%, notes, due 11/15/09 (144A)	2,548,606
1,950,000	6.55%, notes, due 11/15/34 (144A)	1,929,096
1,575,000	TXU Energy Co., 7.00% senior notes, due 3/15/13	1,748,118
		46,635,016
Electronic Components - Semiconductors - 0.1%
1,450,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	1,384,750
Finance - Auto Loans - 0.3%
2,250,000	Ford Motor Credit Co., 7.375% notes, due 10/28/09	2,164,482
	General Motors Acceptance Corp.:
400,000	6.125%, notes, due 8/28/07	389,757
450,000	5.85%, senior unsubordinated notes due 1/14/09	412,101
		2,966,340
Finance - Commercial - 0.4%
3,800,000	CIT Group, Inc., 3.65% senior notes, due 11/23/07	3,735,617
Finance - Consumer Loans - 0.8%
3,500,000	Household Finance Corp., 4.625% notes, due 1/15/08	3,528,017
2,750,000	John Deere Capital Corp., 3.625% notes, due 5/25/07	2,718,865
1,750,000	SLM Corp., 5.09% notes, due 1/31/14‡	1,773,678
		8,020,560
Finance - Investment Bankers/Brokers - 0.5%
3,100,000	Goldman Sachs Group, Inc., 5.125% notes, due 1/15/15	3,095,905
2,500,000	Jefferies Group, Inc., 5.50% senior notes, due 3/15/16	2,507,930
		5,603,835
Food - Diversified - 1.5%
7,000,000	General Mills, Inc., 3.875% notes, due 11/30/07	6,935,404
8,500,000	Kellogg Co., 2.875% senior notes, due 6/1/08	8,158,275
		15,093,679
Foreign Government - 0.2%
2,250,000	United Mexican States, 4.625% notes, due 10/8/08	2,234,250
Funeral Services and Related Items - 0%
284,000	Service Corporation International, 6.00% notes, due 12/15/05	284,000
Gas - Distribution - 0.4%
3,750,000	Southwest Gas Corp., 7.625% senior notes, due 5/15/12	4,255,481
Independent Power Producer - 0.2%
1,450,000	Reliant Energy, Inc., 9.50% secured notes, due 7/15/13	1,504,375

Shares or Principal Amount		Value
Investment Management and Advisory Services - 0.3%
$3,500,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	$3,464,167
Leisure, Recreation and Gaming - 0.3%
2,750,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	2,952,813
Life and Health Insurance - 0.8%
3,500,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	3,664,546
3,850,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	4,244,174
		7,908,720
Medical - HMO - 0.7%
	Coventry Health Care, Inc.:
1,000,000	5.875%, senior notes, due 1/15/12 (144A)	995,000
1,000,000	6.125%, senior notes, due 1/15/15 (144A)	995,000
4,500,000	UnitedHealth Group, Inc., 3.30% senior notes, due 1/30/08	4,388,117
900,000	WellPoint Health Networks, Inc., 6.375% notes, due 6/15/06	922,452
		7,300,569
Medical Products - 0.1%
1,000,000	Fresenius Medical Care Capital Trust IV 7.875%, company guaranteed notes due 6/15/11	1,062,500
Metal Processors and Fabricators - 0.2%
2,500,000	Precision Castparts Corp., 5.60% company guaranteed notes, due 12/15/13	2,554,640
Motorcycle and Motor Scooter Manufacturing - 0.3%
2,750,000	Harley-Davidson, Inc., 3.625% notes, due 12/15/08 (144A)	2,709,289
Multimedia - 1.2%
6,000,000	News America, Inc., 6.625% senior notes, due 1/9/08	6,317,610
	Time Warner, Inc.:
3,750,000	6.125%, company guaranteed notes due 4/15/06	3,826,474
2,000,000	6.15%, company guaranteed notes due 5/1/07	2,072,294
		12,216,378
Music - 0.1%
400,000	WMG Holdings Corp., 7.385% senior notes, due 12/15/11 (144A)	412,000
Mutual Insurance - 0.2%
1,950,000	North Front, 5.81% notes, due 12/15/24 (144A)‡	1,997,533
Non-Hazardous Waste Disposal - 0.3%
2,450,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	2,742,322
Oil Companies - Exploration and Production - 0.3%
1,000,000	Forest Oil Corp., 8.00% senior notes, due 12/15/11	1,085,000
350,000	Kerr-McGee Corp., 6.95% company guaranteed notes, due 7/1/24	321,620
1,080,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	1,198,800

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 15

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
$500,000	Pemex Project Funding Master Trust 8.625%, company guaranteed notes due 2/1/22‡	$578,750
		3,184,170
Oil Companies - Integrated - 1.6%
5,750,000	ChevronTexaco Capital Co., 3.50% company guaranteed notes, due 9/17/07	5,685,916
2,750,000	El Paso CGP Co., 7.625% notes, due 9/1/08	2,729,375
	Occidental Petroleum Corp.:
4,200,000	5.875%, senior notes, due 1/15/07	4,322,531
3,250,000	4.25%, notes, due 3/15/10	3,216,811
		15,954,633
Oil Field Machinery and Equipment - 0.3%
3,000,000	Cooper Cameron Corp., 2.65% senior notes, due 4/15/07	2,903,064
Oil Refining and Marketing - 0.6%
	Enterprise Products Operating L.P.:
1,250,000	Series B, 6.375%, company guaranteed notes, due 2/1/13	1,333,094
2,000,000	5.60%, senior notes, due 10/15/14	2,011,584
2,700,000	6.65%, senior notes, due 10/15/34 (144A)	2,829,454
		6,174,132
Pipelines - 1.8%
2,000,000	Duke Capital LLC, 5.668% notes, due 8/15/14	2,056,954
3,375,000	Kaneb Pipe Line Operating Partnership L.P. 5.875%, senior notes, due 6/1/13	3,529,619
3,117,800	Kern River Funding Corp., 4.893% company guaranteed notes, due 4/30/18 (144A)‡	3,143,958
	Panhandle Eastern Pipe Line Co.:
3,850,000	Series B, 2.75%, senior notes, due 3/15/07	3,740,872
3,750,000	4.80%, senior notes, due 8/15/08	3,774,615
1,900,000	Plains All American Pipeline L.P., 5.625% senior notes, due 12/15/13‡	1,963,369
		18,209,387
Property and Casualty Insurance - 0.9%
3,750,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	3,920,288
700,000	NYMAGIC, Inc., 6.50% senior notes, due 3/15/14	690,682
4,150,000	Ohio Casualty Corp., 7.30% notes, due 6/15/14	4,478,808
		9,089,778
Publishing - Periodicals - 0.4%
1,475,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	1,734,969
1,709,000	Dex Media West Finance Co., 9.875% senior subordinated notes, due 8/15/13	1,896,990
		3,631,959
Radio - 0.1%
1,244,000	XM Satellite Radio Holdings, Inc., 12.00% secured notes, due 6/15/10	1,418,160

Shares or Principal Amount		Value
Reinsurance - 0.1%
$1,400,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	$1,378,854
Retail - Apparel and Shoe - 0.4%
3,850,000	Gap, Inc., 6.90% notes, due 9/15/07	4,008,685
Savings/Loan/Thrifts - 0.6%
750,000	Chevy Chase Bank FSB, 6.875% subordinated notes, due 12/1/13	776,250
3,650,000	Webster Bank, 5.875% subordinated notes, due 1/15/13	3,824,835
1,000,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	1,168,032
		5,769,117
Special Purpose Banks - 0.4%
3,800,000	Rabobank Capital Funding Trust II, 5.26% bonds, due 12/31/49 (144A)	3,828,200
Special Purpose Entity - 0.5%
1,600,000	Glencore Funding LLC, 6.00% company guaranteed notes, due 4/15/14 (144A)	1,530,640
3,200,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	3,624,387
		5,155,027
Super-Regional Banks - 0.2%
2,000,000	U.S. Bancorp, 2.75% senior notes, due 3/30/06	1,982,136
Telephone - Integrated - 1.3%
3,000,000	BellSouth Corp., 4.75% notes, due 11/15/12	2,984,388
	Cincinnati Bell, Inc.:
750,000	8.375%, senior subordinated notes due 1/15/14	714,375
1,450,000	8.375%, senior subordinated notes due 1/15/14 (144A)	1,381,125
7,500,000	Deutsche Telekom International Finance B.V., 3.875%, company guaranteed notes, due 7/22/08**	7,385,790
400,000	Hawaiian Telcom Communications, Inc., 0% senior notes, due 5/1/13 (144A)‡	396,000
380,000	Telecom Italia Capital, 4.95% company guaranteed notes, due 9/30/14 (144A)**	370,147
		13,231,825
Theaters - 0.2%
2,250,000	AMC Entertainment, Inc., 9.875% senior subordinated notes, due 2/1/12	2,250,000
Transportation - Services - 0.3%
3,500,000	FedEx Corp., 2.65% notes, due 4/1/07	3,401,545
Veterinary Diagnostics - 0.2%
2,250,000	Vicar Operating, Inc., 9.875% company guaranteed notes, due 12/1/09	2,438,438
Total Corporate Bonds (cost $365,114,469)		360,921,603

See Notes to Schedules of Investments and Financial Statements.

16 Janus Bond & Money Market Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount			Value
Foreign Bonds - 0.5%
	Cable Television - 0.2%
EUR	1,300,000	Telenet Communications N.V., 9.00% senior notes, due 12/15/13 (144A)**	$1,831,617
Drug Delivery Systems - 0.3%
EUR	2,750,000	Fresenius Finance B.V., 7.75% company guaranteed notes, due 4/30/09 (144A)**	3,777,269
	Total Foreign Bonds (cost $4,809,675)		5,608,886
Preferred Stock - 0.8%
	Finance - Other Services - 0.2%
	38,250	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	2,229,975
REIT - Diversified - 0.3%
	96,600	iStar Financial, Inc., 7.875%	2,481,413
Savings/Loan/Thrifts - 0.3%
	119,285	Chevy Chase Bank FSB, 8.00%	3,280,337
	Total Preferred Stock (cost $7,729,397)		7,991,725
U.S. Government Agencies - 35.0%
		Fannie Mae:
	$48,575,000	3.25%, due 11/15/07	47,754,082
	1,555,000	4.00%, due 9/2/08#	1,543,369
	10,815,000	5.50%, due 3/15/11	11,443,211
	4,908,626	(MBS), 7.00%, due 9/1/14	5,170,589
	4,041,933	(MBS), 6.00%, due 6/1/17	4,190,744
	6,733,558	(MBS), 5.00%, due 11/1/18	6,790,683
	9,743,981	(MBS), 5.00%, due 8/1/19	9,819,831
	3,997,804	(MBS), 5.50%, due 9/1/19	4,094,389
	720,259	(MBS), 5.50%, due 9/1/19	738,325
	5,697,641	(MBS), 4.50%, due 2/1/20	5,642,641
	3,030,083	(MBS), 4.00%, due 2/1/20	2,939,899
	7,772,321	(MBS), 5.50%, due 9/1/24	7,863,166
	3,535,000	6.625%, due 11/15/30	4,358,256
	3,515,023	(MBS), 7.00%, due 2/1/32	3,722,493
	3,211,203	(MBS), 6.50%, due 5/1/32	3,358,748
	10,730,744	(MBS), 5.50%, due 2/1/33**	10,853,231
	4,996,202	(MBS), 5.50%, due 11/1/33	5,049,896
	5,561,500	(MBS), 5.50%, due 2/1/34	5,618,113
	2,227,552	(MBS), 5.00%, due 4/1/34	2,207,313
	3,692,353	(MBS), 5.00%, due 4/1/34	3,666,836
	9,939,126	(MBS), 6.00%, due 7/1/34	10,237,544
	3,578,305	(MBS), 6.50%, due 8/1/34	3,728,092
	7,108,380	(MBS), 6.00%, due 8/1/34	7,303,668
	2,818,417	(MBS), 7.00%, due 10/1/34	2,976,396
	2,875,685	(MBS), 6.50%, due 11/1/34	2,995,795
	1,849,331	(MBS), 5.50%, due 11/1/34	1,868,156
	9,962,596	(MBS), 5.50%, due 12/1/34	10,064,009
	6,953,575	(MBS), 5.00%, due 12/1/34	6,890,399
	2,333,296	(MBS), 6.50%, due 1/1/35	2,432,375
	7,740,492	(MBS), 5.00%, due 2/1/35	7,670,427
	3,857,177	(MBS), 4.50%, due 2/1/35	3,726,582
	5,368,002	(MBS), 5.50%, due 3/1/35	5,422,781
	4,127,000	(MBS), 5.00%, due 4/1/35	4,089,644
	3,384,039	(MBS), 5.00%, due 6/15/35	3,341,739
		Federal Home Loan Bank System:
	3,806,368	(MBS), 4.50%, due 2/1/20	3,770,519
	8,145,069	(MBS), 5.50%, due 12/1/32**	8,251,099
	3,670,561	(MBS), 5.50%, due 12/1/34	3,713,654
	4,310,490	(MBS), 5.50%, due 12/1/34	4,361,097

Shares or Principal Amount		Value
U.S. Government Agencies - (continued)
$3,815,514	(MBS), 6.00%, due 1/1/35	$3,918,838
11,578,723	(MBS), 5.00%, due 2/1/35	11,472,544
3,221,832	(MBS), 4.50%, due 2/1/35	3,110,353
	Freddie Mac:
25,230,000	2.75%, due 8/15/06#	24,917,602
5,062,163	(MBS), 5.50%, due 1/1/18	5,189,053
8,761,314	(MBS), 4.50%, due 2/1/18**	8,698,709
4,605,134	(MBS), 5.00%, due 1/1/20	4,646,562
5,730,748	(MBS), 5.00%, due 2/1/20	5,778,854
4,646,952	(MBS), 6.00%, due 2/1/34	4,779,062
1,040,190	(MBS), 6.50%, due 7/1/34	1,084,808
1,871,317	(MBS), 6.50%, due 7/1/34	1,950,668
2,050,640	(MBS), 6.00%, due 11/1/34	2,106,110
2,209,489	(MBS), 6.00%, due 12/1/34	2,269,256
3,826,548	(MBS), 5.00%, due 3/1/35	3,791,457
2,754,851	(MBS), 5.00%, due 5/15/35	2,727,302
	Ginnie Mae:
7,283,663	(MBS), 5.50%, due 4/15/33**	7,418,592
1,441,670	(MBS), 5.50%, due 7/15/33	1,468,377
3,064,202	(MBS), 4.50%, due 10/15/33	2,989,853
3,286,098	(MBS), 5.50%, due 4/15/34	3,347,671
6,044,514	(MBS), 5.00%, due 4/15/34	6,041,017
7,403,270	(MBS), 6.00%, due 10/20/34	7,630,292
3,502,695	(MBS), 6.50%, due 2/20/35	3,656,458
Total U.S. Government Agencies (cost $360,490,618)		358,663,229
U.S. Treasury Notes/Bonds - 26.6%
	U.S. Treasury Notes/Bonds:
11,665,000	2.375%, due 8/15/06#	11,500,500
11,960,000	2.625%, due 11/15/06#	11,793,684
12,770,000	3.125%, due 1/31/07#	12,664,252
11,270,000	2.75%, due 8/15/07#	11,043,721
20,700,000	3.00%, due 2/15/08#	20,303,781
9,482,000	4.00%, due 4/15/10#	9,525,703
8,710,325	0.875%, due 4/15/10‡‡,#	8,591,865
23,165,000	5.00%, due 8/15/11#	24,456,263
31,338,561	1.625%, due 1/15/15‡‡,#	31,425,366
34,830,000	4.00%, due 2/15/15#	34,265,370
7,205,000	8.875%, due 8/15/17#	10,261,498
13,680,000	8.875%, due 2/15/19#	19,856,301
4,280,000	7.25%, due 8/15/22#	5,636,726
13,190,000	6.25%, due 8/15/23#	15,851,702
5,747,915	2.375%, due 1/15/25‡‡,#	6,277,987
4,495,000	5.25%, due 2/15/29#	4,908,855
15,490,000	6.25%, due 5/15/30#	19,285,654
12,600,000	5.375%, due 2/15/31**,#	14,231,108
Total U.S. Treasury Notes/Bonds (cost $268,516,469)		271,880,336
Other Securities - 17.3%
176,882,394	State Street Navigator Securities Lending Prime Portfolio† (cost $176,882,394)	176,882,394

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 17

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Repurchase Agreement - 1.2%
$12,400,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $12,403,090 collateralized by $24,815,921 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $12,648,079 (cost $12,400,000)	$12,400,000
Total Investments (total cost $1,195,943,022) – 116.7%		1,194,348,173
Liabilities, net of Cash, Receivables and Other Assets – (16.7)%		(171,006,974)
Net Assets – 100%		$1,023,341,199

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$1,831,617	0.2%
Bermuda	3,431,917	0.3%
Canada	9,590,416	0.8%
Luxembourg	9,640,405	0.8%
Mexico	2,234,250	0.2%
Netherlands	11,163,059	0.9%
Sweden	1,994,491	0.2%
United Kingdom	2,242,866	0.2%
United States††	1,152,219,152	96.4%
Total	$1,194,348,173	100.0%

††Includes Short-Term Securities and Other Securities (80.6% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 7/15/05	4,100,000	$5,287,822	$9,788
Total		$5,287,822	$9,788

See Notes to Schedules of Investments and Financial Statements.

18 Janus Bond & Money Market Funds April 30, 2005

Janus High-Yield Fund (unaudited)

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Performance Overview

For the six-month period ended April 30, 2005, Janus High-Yield Fund declined 0.64%, compared to a 0.08% gain by its benchmark, the Lehman Brothers High-Yield Bond Index.

The high-yield market enjoyed a strong rally early in the period, as generally healthy economic performance and an easing of election-related uncertainty led investors to seek higher returns in riskier assets as we headed into year-end 2004. But investors began to reassess their appetites for risk as surging oil prices, growing inflation concerns and disappointing corporate earnings news captured headlines in early 2005. Unfortunately, historically tight spreads left corporate bonds vulnerable to rising interest rates and renewed credit concerns. As a result, the high-yield market sold off in March, with riskier issues suffering the sharpest correction.

Against this backdrop, the Fund failed to keep pace with the broader high-yield market, largely due to our focus on better-quality issues and our avoidance of many of the more speculative CCC-rated securities favored in the late 2004 rally. While this focus on quality helped us avoid significant credit problems, the Fund was not insulated from the broad March sell-off, which led to negative returns across the high-yield spectrum.

Strategy in This Environment

During this volatile period, our emphasis remained on trying to shield our investors from undue market volatility. To this end, we kept the overall duration of the Fund short relative to our benchmark, while we continued to avoid many of the riskier high-yield credits. At the same time, we took steps to insulate the Fund from interest rate risk. We shifted resources away from the tightest segment of the market, BB-rated issues, focusing instead on select B-rated securities. These included carefully researched companies that we believe have sound fundamentals and may ultimately earn credit upgrades; we also added exposure to floating rate bonds, which tend to limit volatility against rising interest rates.

Portfolio Composition

As of April 30, 2005, BB-rated corporate bonds comprised 26.9% of Fund assets, which was below the benchmark weighting. B-rated bonds made up the bulk of our holdings, accounting for an above-market 50.2% share of net assets. The Fund held 12.8% of its net assets in the CCC-rated category – in line with the benchmark weighting. Bonds rated below CCC status accounted for only 1.9% of Fund assets, a below-market exposure. Meanwhile, investment-grade corporate bonds accounted for 1.5% of the Fund's holdings. The Fund's 10 largest holdings comprised 10.1% of its total net assets, with a cash position equal to a 5.1% share. It is important to note that our weighting in CCC-rated paper contains many credits whose credit metrics resemble those of Single B companies. Thus, we believe many are ripe for upgrades in the near future.

Weak Performers Included Holdings in the Automotive Industry

While we avoided many of the significant credit problems in the market, a number of our individual investments struggled during the period. In particular, our stake in automaker General Motors detracted from performance. GM shook the fixed-income market by projecting a $2 billion loss for 2005. The company has recently struggled with mounting healthcare obligations, rising interest rates and higher commodity prices.

Fund Profile

	April 30, 2005	October 31, 2004
Weighted Average Maturity	6.9 Years	6.0 Years
Average Modified Duration*	4.1 Years	4.4 Years
30-Day Current Yield**	6.51%	5.59%
Weighted Average Fixed Income Credit Rating	B	B
Number of Bonds/Notes	300	207

  *  A theoretical measure of price volatility

  **  Yield will fluctuate

Janus Bond & Money Market Funds April 30, 2005 19

Janus High-Yield Fund (unaudited)

GM's woes weighed on other auto-related holdings, including our investment in Affinia Group, Collins and Aikman, which we liquidated, and Tenneco Automotive, a leading manufacturer of emission and ride control systems. In light of the negative tone in the sector, Tenneco continues to cut costs and pay down debt. The company dedicated some of its healthy 2004 cash flow growth to prepaying $40 million of its $396 million Term Loan B credit facility – reducing its annual interest expense by about $2 million. Tenneco continues to outperform its industry in most segments, benefiting from its international diversification and growing consumer demand for better emissions controls.

Our position in CNH Global, formerly Case New Holland, a global producer of agricultural and construction equipment, weighed on our performance as concerns around global demand for its products surfaced. The company maintains an outstanding liquidity profile with over $2 billion in cash on the balance sheet. Also, our position in energy producer Dynegy weighed on performance as the company moved to a more shareholder friendly stance after spending the last two years cleaning up its balance sheet.

Finally, we reduced our position in Irish pharmaceutical maker Elan, after the company voluntarily suspended sales of its multiple sclerosis drug Tysabri amid safety concerns.

Wireless Telecommunications Holdings Aided Returns

On a positive note, a number of our wireless communications bonds benefited from consolidation headlines following news of the planned merger between Sprint and Nextel (one of our holdings). Standouts included Rogers Wireless, Centennial Cellular and Western Wireless. Centennial Cellular boasts a wireless footprint in the upper Midwest. Meanwhile, rural telecommunications provider Western Wireless is set to be acquired by investment-grade-rated Alltel later this year. The announcement led to significantly higher prices of our Western Wireless holdings.

In addition to our wireless holdings, our position in two wireline companies added to performance. Our position in the floating rate bonds of Qwest Communications and our position in a regional wireline company Eschelon added to performance.

Marquee Holdings, the holding company for AMC Entertainment, one of the world's largest movie theater chains, added to our overall performance. AMC continues to generate solid cash flows due in part to strong box office sales. Another of our media holdings, Warner Music, benefited from news of the proposed initial public offering, resulting in reduced leverage.

Investment Strategy and Outlook

The recent back-up in interest rates and the widening of corporate bond spreads has presented numerous new opportunities within the high-yield universe. In addition, the recent volatility in the automotive sector, in particular the concerns around General Motors and Ford, should present some outstanding opportunities in the future. We remain committed to bottom-up, fundamental, hands-on research and diligent credit analysis. In light of the recent volatility in the market, we continue to focus on the return profiles of every security that enters the Fund, with a close eye on upside/downside. Despite the recent spread widening, we remain upbeat on the underlying fundamentals in the high-yield market. Many companies continue to reduce their leverage, strengthen their balance sheets and vie for upgrades by the ratings agencies. We will continue our efforts in managing the risk profile of the Fund via our detailed, disciplined process, and remain focused on uncovering the best total return opportunities for our shareholders.

Thank you for your investment in Janus High-Yield Fund.

Significant Areas of Investment - (% of Net Assets)

20 Janus Bond & Money Market Funds April 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus High-Yield Fund	(0.64)%	5.83%	5.96%	8.16%
Lehman Brothers High-Yield Bond Index	0.08%	6.52%	6.88%	6.42%
Lipper Ranking - based on total returns for High Current Yield Funds	N/A	150/418	108/285	3/104

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – December 29, 1995

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$993.60	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006.

There were no waivers in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Bond & Money Market Funds April 30, 2005 21

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Corporate Bonds - 93.3%
Advanced Materials/Products - 0.2%
$1,100,000	Hexcel Corp., 6.75% senior subordinated notes due 2/1/15 (144A)	$1,056,000
Advertising Agencies - 0.6%
	Interpublic Group of Companies, Inc.:
1,500,000	5.40%, notes, due 11/15/09	1,452,846
1,950,000	6.25%, notes, due 11/15/14	1,862,084
		3,314,930
Advertising Services - 0.2%
1,050,000	R.H. Donnelley Financial Corp., 8.875% company guaranteed notes, due 12/15/10	1,141,875
Aerospace and Defense - Equipment - 1.3%
3,000,000	BE Aerospace, Inc., 8.50% senior notes, due 10/1/10	3,225,000
3,350,000	DRS Technologies, Inc., 6.875% senior subordinated notes, due 11/1/13	3,341,625
550,000	Moog, Inc., 6.25% senior subordinated notes, due 1/15/15	544,500
		7,111,125
Agricultural Chemicals - 0.3%
1,255,000	IMC Global, Inc. - Series B, 10.875% company guaranteed notes, due 6/1/08	1,430,700
Airlines - 0.5%
3,700,000	AMR Corp., 9.00% debentures, due 8/1/12	2,756,500
Apparel Manufacturers - 0.8%
	Levi Strauss & Co.:
1,000,000	7.73%, senior notes, due 4/1/12 (144A)‡,§	920,000
1,100,000	12.25%, senior notes, due 12/15/12	1,166,000
750,000	9.75%, senior notes, due 1/15/15 (144A)	716,250
1,500,000	Phillips-Van Heusen Corp., 8.125% senior notes, due 5/1/13	1,545,000
		4,347,250
Automotive - Cars and Light Trucks - 0.3%
2,000,000	General Motors Corp., 7.125% senior notes, due 7/15/13	1,587,884
Automotive - Truck Parts and Equipment - Original - 1.2%
2,500,000	Tenneco Automotive, Inc., 8.625% senior subordinated notes, due 11/15/14 (144A)	2,281,250
	TRW Automotive, Inc.:
1,750,000	9.375%, senior notes, due 2/15/13	1,811,250
1,850,000	11.00%, senior subordinated notes due 2/15/13	1,988,750
400,000	United Components, Inc., 9.375% senior subordinated notes, due 6/15/13	368,000
		6,449,250
Building - Residential and Commercial - 1.4%
2,150,000	D.R. Horton, Inc., 8.50% company guaranteed notes, due 4/15/12	2,350,604
1,100,000	Meritage Homes Corp., 6.25% senior notes, due 3/15/15 (144A)	1,012,000
2,000,000	WCI Communities, Inc., 10.625% company guaranteed notes, due 2/15/11	2,120,000

Shares or Principal Amount		Value
Building - Residential and Commercial - (continued)
$1,800,000	William Lyon Homes, Inc., 10.75% company guaranteed notes, due 4/1/13	$1,899,000
		7,381,604
Building and Construction Products - Miscellaneous - 0.2%
1,250,000	Nortek, Inc., 8.50% senior subordinated notes, due 9/1/14	1,106,250
Building Products - Air and Heating - 0.1%
600,000	Goodman Global Holding Company, Inc. 7.875%, senior subordinated notes due 12/15/12 (144A)	528,000
Cable Television - 2.9%
1,950,000	CCO Holdings LLC, 7.135% senior notes, due 12/15/10 (144A)‡	1,876,875
4,050,000	Charter Communications Holdings LLC 8.625%, senior notes, due 4/1/09	2,926,125
3,900,000	Charter Communications Holdings II 10.25%, senior notes, due 9/15/10	3,895,125
700,000	Charter Communications Operating LLC 8.00%, senior notes, due 4/30/12 (144A)	672,000
	CSC Holdings, Inc.:
450,000	7.25%, senior notes, due 7/15/08	450,000
2,250,000	8.125%, senior notes, due 7/15/09	2,306,250
	Echostar DBS Corp.:
1,100,000	5.75%, senior notes, due 10/1/08	1,082,125
1,250,000	6.625%, company guaranteed notes due 10/1/14 (144A)	1,212,500
1,100,000	Mediacom LLC/Mediacom Capital Corp. 9.50%, senior notes, due 1/15/13	1,053,250
		15,474,250
Casino Hotels - 2.3%
750,000	155 E. Tropicana LLC, 8.75% secured notes, due 4/1/12 (144A)	716,250
2,400,000	Kerzner International, Ltd., 8.875% company guaranteed notes, due 8/15/11	2,568,000
700,000	Mandalay Resort Group, Inc., 10.25% senior subordinated notes, due 8/1/07	768,250
	MGM Mirage, Inc.:
700,000	9.75%, company guaranteed notes due 6/1/07	754,250
1,250,000	8.375%, company guaranteed notes due 2/1/11	1,328,125
1,300,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10	1,417,000
	Park Place Entertainment Corp.:
700,000	9.375%, senior subordinated notes
	due 2/15/07	748,125
700,000	7.00%, senior notes, due 4/15/13	757,750
1,450,000	Station Casinos, Inc., 6.875% senior subordinated notes, due 3/1/16	1,464,500
1,850,000	Wynn Las Vegas LLC, 6.625% first mortgage notes, due 12/1/14 (144A)	1,729,750
		12,252,000
Casino Services - 0.1%
415,000	Herbst Gaming, Inc., 7.00% senior subordinated notes, due 11/15/14 (144A)	406,700

See Notes to Schedules of Investments and Financial Statements.

22 Janus Bond & Money Market Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Cellular Telecommunications - 2.2%
$900,000	Centennial Communications Corp., 10.125% company guaranteed notes, due 6/15/13	$983,250
	Dobson Communications Corp.:
350,000	10.875%, senior notes, due 7/1/10	315,000
750,000	9.875%, secured notes, due 11/1/12 (144A)	757,500
	Nextel Communications, Inc.:
2,350,000	6.875%, senior notes, due 10/31/13	2,467,500
1,800,000	5.95%, senior notes, due 3/15/14	1,822,500
1,850,000	Rogers Cantel, Inc., 9.75% debentures, due 6/1/16	2,164,500
	Rogers Wireless Communications, Inc.:
1,450,000	6.135%, secured notes, due 12/15/10‡	1,489,875
1,000,000	8.00%, senior subordinated notes due 12/15/12	1,025,000
950,000	7.50%, secured notes, due 3/15/15	974,938
		12,000,063
Chemicals - Diversified - 1.9%
	Huntsman Company LLC:
750,000	10.64063%, company guaranteed notes due 7/15/11 (144A)‡	802,500
1,254,000	11.75%, company guaranteed notes due 7/15/12 (144A)‡	1,442,100
	Lyondell Chemical Co.:
2,550,000	9.50%, company guaranteed notes due 12/15/08	2,718,938
4,700,000	11.125%, secured notes, due 7/15/12	5,369,750
		10,333,288
Chemicals - Plastics - 1.2%
3,825,000	PolyOne Corp., 8.875% senior notes, due 5/1/12	4,025,813
2,000,000	Resolution Performance Products LLC 13.50%, senior subordinated notes due 11/15/10	2,165,000
		6,190,813
Chemicals - Specialty - 2.5%
4,350,000	Equistar Chemicals L.P., 6.50% notes, due 2/15/06	4,350,000
	Huntsman International LLC:
362,000	10.125%, company guaranteed notes due 7/1/09	375,575
750,000	7.375%, senior subordinated notes due 1/1/15 (144A)	712,500
1,350,000	MacDermid, Inc., 9.125% company guaranteed notes, due 7/15/11	1,447,875
155,000	Millennium America, Inc., 9.25% company guaranteed notes, due 6/15/08	165,075
5,025,000	Nalco Co., 8.875% senior subordinated notes, due 11/15/13	5,150,625
750,000	PQ Corp., 7.50% company guaranteed notes due 2/15/13 (144A)	727,500
415,000	Rockwood Specialties, Inc., 7.50% subordinated notes, due 11/15/14 (144A)	402,550
		13,331,700
Coal - 0.3%
725,000	Massey Energy Co., 6.625% senior notes, due 11/15/10	725,000

Shares or Principal Amount		Value
Coal - (continued)
$1,200,000	Peabody Energy Corp., 5.875% senior notes, due 4/15/16	$1,164,000
		1,889,000
Commercial Services - 0.1%
684,000	Coinmach Corp., 9.00% senior notes, due 2/1/10	697,680
Consumer Products - Miscellaneous - 0.6%
2,500,000	Jarden Corp., 9.75% company guaranteed notes, due 5/1/12	2,662,500
510,000	Prestige Brands, Inc., 9.25% senior subordinated notes, due 4/15/12	525,300
		3,187,800
Containers - Metal and Glass - 4.9%
1,150,000	Ball Corp., 7.75% company guaranteed notes, due 8/1/06	1,181,625
4,650,000	Crown Cork & Seal Company, Inc., 7.00% company guaranteed notes, due 12/15/06	4,719,749
	Crown European Holdings S.A.:
2,500,000	9.50%, secured notes, due 3/1/11	2,700,000
4,050,000	10.875%, secured notes, due 3/1/13	4,627,125
	Owens-Brockway Glass Container, Inc.:
3,500,000	8.25%, company guaranteed notes due 2/15/09	3,710,000
3,500,000	8.875%, company guaranteed notes due 2/15/09	3,727,500
	Owens-Illinois, Inc.:
2,500,000	8.10%, senior notes, due 5/15/07	2,612,500
1,250,000	7.50%, debentures, due 5/15/10	1,284,375
1,450,000	7.80%, debentures, due 5/15/18	1,446,375
		26,009,249
Containers - Paper and Plastic - 0.5%
750,000	Graham Packaging Company, Inc., 8.50% senior notes, due 10/15/12 (144A)	716,250
2,000,000	Plastipak Holdings, Inc., 10.75% company guaranteed notes, due 9/1/11	2,180,000
		2,896,250
Cruise Lines - 0.6%
3,000,000	Royal Caribbean Cruises, Ltd., 8.00% senior notes, due 5/15/10	3,270,000
Dialysis Centers - 0.4%
750,000	Davita, Inc., 6.625% senior notes, due 3/15/13 (144A)	742,500
1,250,000	National Nephrology Associates, Inc., 9.00% senior subordinated notes, due 11/1/11 (144A)	1,384,375
		2,126,875
Distribution/Wholesale - 0.1%
750,000	Ingram Micro, Inc., 9.875% senior subordinated notes, due 8/15/08	793,125
Diversified Operations - 0.9%
2,830,000	J.B. Poindexter & Co., 8.75% senior notes, due 3/15/14 (144A)	2,745,100
750,000	Jacuzzi Brands, Inc., 9.625% secured notes, due 7/1/10	802,500
1,600,000	Park-Ohio Industries, Inc., 8.375% senior subordinated notes, due 11/15/14 (144A)	1,440,000
		4,987,600

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 23

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Electric - Generation - 3.2%
	AES Corp.:
$1,250,000	8.875%, senior notes, due 2/15/11	$1,346,875
1,950,000	9.00%, secured notes, due 5/15/15 (144A)	2,125,500
	Allegheny Energy Supply Company LLC:
3,250,000	7.80%, notes, due 3/15/11	3,380,000
3,150,000	8.25%, bonds, due 4/15/12 (144A)‡,§	3,354,750
1,800,000	Allegheny Energy Supply Statutory Trust 2001, 10.25%, secured notes, due 11/15/07(144A)	1,980,000
2,100,000	Edison Mission Energy, 7.73% senior notes, due 6/15/09	2,152,500
3,050,000	Texas Genco Holdings, Inc., 6.875% senior notes, due 12/15/14 (144A)	2,989,000
		17,328,625
Electric - Integrated - 5.3%
4,300,000	Allegheny Energy, Inc., 7.75% notes, due 8/1/05	4,338,699
	CMS Energy Corp.:
1,650,000	9.875%, senior notes, due 10/15/07	1,779,938
4,250,000	7.50%, senior notes, due 1/15/09	4,356,249
2,250,000	6.30%, senior notes, due 2/1/12	2,188,132
1,750,000	DPL, Inc., 6.875% senior notes, due 9/1/11	1,863,750
750,000	FirstEnergy Corp., 7.375% notes, due 11/15/31	883,905
5,450,000	Mission Energy Holding, Inc., 13.50% secured notes, due 7/15/08	6,390,124
	Nevada Power Co.:
285,000	6.50%, general refinance mortgage due 4/15/12	289,988
900,000	5.875%, general refinance mortgage due 1/15/15 (144A)	873,000
	PSE&G Energy Holdings LLC:
1,250,000	8.625%, senior notes, due 2/15/08	1,312,500
1,200,000	8.50%, senior notes, due 6/15/11	1,284,000
575,000	Sierra Pacific Power Co., 6.25% general refinance mortgage, due 4/15/12	573,563
	TXU Corp.:
1,100,000	6.50%, notes, due 11/15/24 (144A)	1,085,734
1,450,000	6.55%, notes, due 11/15/34 (144A)	1,434,456
		28,654,038
Electronic Components - Miscellaneous - 0.5%
1,700,000	Aavid Thermal Technologies, Inc., 12.75% company guaranteed notes, due 2/1/07	1,819,000
750,000	Flextronics International, Ltd., 6.25% senior subordinated notes, due 11/15/14	693,750
		2,512,750
Electronic Components - Semiconductors - 1.6%
3,300,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	3,151,500
350,000	Amkor Technology, Inc., 10.50% senior subordinated notes, due 5/1/09	278,250
	Freescale Semiconductor, Inc.:
2,150,000	5.89063%, senior notes due 7/15/09‡	2,203,750
1,850,000	7.125%, senior notes, due 7/15/14	1,924,000
1,150,000	STATS ChipPAC, Ltd., 6.75% senior notes, due 11/15/11 (144A)	1,086,750
		8,644,250

Shares or Principal Amount		Value
Electronics - Military - 0.3%
$1,650,000	L-3 Communications Corp., 5.875% senior subordinated notes, due 1/15/15	$1,571,625
Finance - Auto Loans - 0.4%
2,150,000	General Motors Acceptance Corp., 7.75% notes, due 1/19/10	2,026,474
Finance - Other Services - 0.8%
2,125,000	Alamosa Delaware, Inc., 8.50% senior notes, due 1/31/12	2,199,375
425,000	Athena Neuro Financial LLC, 7.25% company guaranteed notes, due 2/21/08	370,813
1,400,000	Madison River Capital LLC/Madison River Finance Corp., 13.25%, senior notes due 3/1/10	1,498,000
		4,068,188
Food - Diversified - 0.8%
1,300,000	Del Monte Corp., 6.75% senior subordinated notes due 2/15/15 (144A)	1,248,000
	Dole Food Company, Inc.:
382,000	8.625%, senior notes, due 5/1/09‡	402,055
750,000	7.25%, company guaranteed notes due 6/15/10	752,813
55,000	8.875%, senior notes, due 3/15/11	58,300
1,725,000	Wornick Co., 10.875% secured notes, due 7/15/11	1,759,500
		4,220,668
Food - Flour and Grain - 0.1%
450,000	Burns, Philp & Company, Ltd., 10.75% senior subordinated notes, due 2/15/11	497,250
Food - Meat Products - 0.1%
750,000	Pierre Foods, Inc., 9.875% senior subordinated notes, due 7/15/12	765,000
50,000	Swift & Co., 12.50% senior subordinated notes, due 1/1/10	55,125
		820,125
Forestry - 0.1%
600,000	Western Forest Products, Inc., 15.00% bonds, due 7/28/09 (144A)	654,000
Gambling-Non-Hotel - 1.0%
1,475,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12	1,567,188
2,150,000	Pinnacle Entertainment, Inc., 8.25% senior subordinated notes, due 3/15/12	2,107,000
1,775,000	River Rock Entertainment Authority, 9.75% senior notes, due 11/1/11	1,890,375
		5,564,563
Gas - Distribution - 0.4%
	Colorado Interstate Gas Co.:
1,275,000	10.00%, debentures, due 6/15/05	1,281,937
750,000	5.95%, senior notes, due 3/15/15 (144A)	725,366
		2,007,303
Hospital Beds and Equipment - 0.1%
750,000	Kinetic Concepts, Inc., 7.375% senior subordinated notes, due 5/15/13	780,000
Hotels and Motels - 1.5%
4,050,000	John Q. Hamons Hotels, Inc., 8.875% first mortgage notes, due 5/15/12	4,313,250

See Notes to Schedules of Investments and Financial Statements.

24 Janus Bond & Money Market Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Hotels and Motels - (continued)
$1,650,000	La Quinta Corp., 7.00% notes, due 8/15/07	$1,683,000
1,650,000	Starwood Hotels & Resorts Worldwide, Inc. 7.875%, company guaranteed notes due 5/1/12‡	1,808,813
		7,805,063
Independent Power Producer - 2.5%
1,950,000	AES China Generating Company, Ltd. 8.25%, bonds, due 6/26/10	1,988,598
978,000	NRG Energy, Inc., 8.00% secured notes, due 12/15/13 (144A)	987,780
	Reliant Energy, Inc.:
3,200,000	9.25%, secured notes, due 7/15/10	3,272,000
5,000,000	9.50%, secured notes, due 7/15/13	5,187,500
2,100,000	6.75%, secured notes, due 12/15/14	1,858,500
		13,294,378
Instruments - Scientific - 0.4%
2,000,000	Fisher Scientific International, Inc., 6.75% senior subordinated notes due 8/15/14 (144A)	2,015,000
Machinery - Construction and Mining - 0.3%
1,550,000	Terex Corp., 10.375% company guaranteed notes, due 4/1/11	1,681,750
Machinery - Farm - 0.7%
3,600,000	Case New Holland, Inc., 9.25% senior notes, due 8/1/11 (144A)	3,672,000
Machinery - General Industrial - 0.2%
1,350,000	Dresser-Rand Group, Inc., 7.375% senior subordinated notes due 11/1/14 (144A)	1,316,250
Medical - Biomedical and Genetic - 0.2%
1,000,000	Bio-Rad Laboratories, Inc., 7.50% senior subordinated notes, due 8/15/13	1,040,000
Medical - Drugs - 0.1%
375,000	Elan Corporation PLC, 6.49% senior notes, due 11/15/11 (144A)‡	291,563
Medical - Hospitals - 1.1%
	HCA, Inc.:
1,450,000	5.75%, senior notes, due 3/15/14	1,398,905
1,400,000	6.375%, notes, due 1/15/15	1,405,051
2,850,000	Tenet Healthcare Corp., 9.25% senior notes, due 2/1/15 (144A)	2,850,000
		5,653,956
Metal - Aluminum - 0.5%
2,900,000	Novelis, Inc., 7.25% senior notes, due 2/15/15 (144A)	2,805,750
Metal - Diversified - 0.4%
2,050,000	Earle M. Jorgensen Co., 9.75% secured notes, due 6/1/12	2,173,000
Metal Products - Fasteners - 0.2%
800,000	Fastentech, Inc., 12.50% senior notes, due 5/1/11 (144A)‡	860,000

Shares or Principal Amount		Value
Miscellaneous Manufacturing - 0.6%
	Maax Holdings Corp.:
$1,000,000	9.75%, senior subordinated notes due 6/15/12	$995,000
1,300,000	0%, senior discount notes due 12/15/12 (144A)‡	715,000
1,250,000	Reddy Ice Group, Inc., 8.875% senior subordinated notes, due 8/1/11	1,401,588
		3,111,588
Multimedia - 0.4%
2,100,000	LBI Media, Inc., 10.125% company guaranteed notes, due 7/15/12	2,310,000
Music - 0.6%
3,000,000	WMG Holdings Corp., 7.385% senior notes, due 12/15/11 (144A)‡	3,090,000
Non-Hazardous Waste Disposal - 0.9%
350,000	Allied Waste Industries, Inc., 9.25% debentures, due 5/1/21	353,500
	Allied Waste North America, Inc.:
1,900,000	6.375%, secured notes, due 4/15/11	1,729,000
1,100,000	7.875%, senior notes, due 4/15/13	1,069,750
2,000,000	7.25%, senior notes, due 3/15/15 (144A)	1,820,000
		4,972,250
Office Automation and Equipment - 0.8%
1,650,000	Xerox Capital Trust I, 8.00% company guaranteed notes, due 2/1/27	1,666,500
2,600,000	Xerox Corp., 6.875% senior notes, due 8/15/11 (144A)	2,697,500
		4,364,000
Oil - Field Services - 0.2%
1,100,000	Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes due 3/18/12 (144A)	995,500
Oil Companies - Exploration and Production - 4.0%
	Chesapeake Energy Corp.:
2,150,000	7.50%, senior notes, due 9/15/13	2,268,250
1,300,000	6.625%, senior notes, due 1/15/16 (144A)	1,280,500
1,500,000	El Paso Production Holding Co., 7.75% company guaranteed notes, due 6/1/13	1,511,250
1,050,000	Encore Acquisition Co., 6.25% senior subordinated notes, due 4/15/14	1,013,250
2,000,000	Energy Partners, Ltd., 8.75% company guaranteed notes, due 8/1/10	2,100,000
775,000	Evergreen Resources, Inc., 5.875% senior subordinated notes, due 3/15/12	775,198
	Forest Oil Corp.:
3,000,000	8.00%, senior notes, due 6/15/08	3,180,000
3,900,000	8.00%, senior notes, due 12/15/11	4,231,499
800,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	888,000
2,250,000	Stone Energy Corp., 8.25% senior subordinated notes, due 12/15/11	2,306,250
1,450,000	Swift Energy Co., 9.375% senior subordinated notes, due 5/1/12	1,551,500
100,000	Western Oil Sands, Inc., 8.375% secured notes, due 5/1/12	110,975
		21,216,672

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 25

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Oil Companies - Integrated - 2.3%
$750,000	Amerada Hess Corp., 7.125% notes, due 3/15/33	$843,568
2,550,000	Coastal Corp., 6.50% debentures, due 6/1/08	2,467,125
	El Paso CGP Co.:
1,250,000	7.625%, notes, due 9/1/08	1,240,625
1,650,000	6.375%, notes, due 2/1/09	1,571,625
800,000	7.75%, notes, due 6/15/10	796,000
1,750,000	9.625%, debentures, due 5/15/12	1,855,000
4,100,000	7.42%, notes, due 2/15/37	3,546,500
		12,320,443
Oil Refining and Marketing - 0.4%
	Enterprise Products Operating L.P.:
975,000	4.625%, senior notes, due 10/15/09	959,793
1,000,000	5.60%, senior notes, due 10/15/14	1,005,792
		1,965,585
Paper and Related Products - 2.1%
1,200,000	Abitibi-Consolidated, Inc., 6.51% notes, due 6/15/11‡	1,170,000
2,500,000	Boise Cascade LLC, 7.125% senior subordinated notes due 10/15/14 (144A)	2,375,000
1,100,000	Bowater, Inc., 6.50% notes, due 6/15/13	998,250
	Georgia-Pacific Corp.:
4,000,000	9.50%, debentures, due 12/1/11	4,680,000
1,600,000	9.375%, company guaranteed notes due 2/1/13	1,782,000
400,000	Neenah Paper, Inc., 7.375% senior notes, due 11/15/14 (144A)	380,000
		11,385,250
Physical Therapy and Rehabilitation Centers - 0.6%
	HEALTHSOUTH Corp.:
700,000	10.75%, senior subordinated notes due 10/1/08	717,500
2,850,000	7.625%, notes, due 6/1/12	2,736,000
		3,453,500
Physician Practice Management - 0.2%
1,100,000	US Oncology Holdings, Inc., 8.62% senior notes, due 3/15/15 (144A)‡	1,045,000
Pipelines - 4.4%
1,000,000	ANR Pipeline Co., 8.875% notes, due 3/15/10	1,084,749
3,250,000	Dynegy Holdings, Inc., 10.125% secured notes, due 7/15/13 (144A)§	3,347,500
	El Paso Corp.:
1,000,000	7.00%, senior notes, due 5/15/11	945,000
2,000,000	7.875%, notes, due 6/15/12	1,955,000
350,000	7.80%, senior notes, due 8/1/31	317,625
750,000	Holly Energy Partners L.P., 6.24% senior notes, due 3/1/15 (144A)	705,000
3,150,000	Northwest Pipeline Corp., 8.125% company guaranteed notes, due 3/1/10	3,390,187
2,550,000	Southern Natural Gas Co., 8.875% notes, due 3/15/10	2,771,595
3,250,000	Transcontinental Gas Pipe Line Corp., 7.00% notes, due 8/15/11	3,420,624

Shares or Principal Amount		Value
Pipelines - (continued)
$1,450,000	TransMontaigne, Inc., 9.125% senior subordinated notes, due 6/1/10	$1,500,750
1,250,000	Utilicorp Canada Finance Corp., 7.75% company guaranteed notes, due 6/15/11	1,250,000
	Williams Companies, Inc.:
900,000	7.625%, notes, due 7/15/19	965,250
1,100,000	7.50%, debentures, due 1/15/31	1,135,750
750,000	7.75%, notes, due 6/15/31	791,250
		23,580,280
Poultry - 0.4%
1,780,000	Pilgrim's Pride Corp., 9.625% company guaranteed notes, due 9/15/11	1,944,650
Private Corrections - 0.4%
	Corrections Corporation of America:
1,500,000	7.50%, senior notes, due 5/1/11	1,546,875
750,000	6.25%, senior notes, due 3/15/13 (144A)	723,750
		2,270,625
Publishing - Periodicals - 1.5%
600,000	Advertising Directory Solutions Holdings, Inc., 9.25%, senior notes due 11/15/12 (144A)	627,000
1,250,000	CBD Media Holdings LLC, 9.25% senior notes, due 7/15/12	1,221,875
800,000	CBD Media, Inc., 8.625% company guaranteed notes, due 6/1/11	794,000
1,600,000	Dex Media West Finance Co., 5.875% senior notes, due 11/15/11	1,544,000
3,850,000	Dex Media, Inc., 8.00% notes, due 11/15/13	3,965,500
		8,152,375
Racetracks - 0.3%
1,450,000	Penn National Gaming, Inc., 6.75% senior subordinated notes due 3/1/15 (144A)	1,388,375
Recycling - 0.3%
1,400,000	IMCO Recycling, Inc., 10.375% secured notes, due 10/15/10	1,522,500
REIT - Health Care - 0.4%
2,050,000	Senior Housing Properties Trust, 8.625% senior notes, due 1/15/12	2,224,250
REIT - Hotels - 1.0%
2,250,000	Host Marriott L.P., 6.375% senior notes, due 3/15/15 (144A)	2,140,312
	La Quinta Properties:
1,250,000	8.875%, senior notes, due 3/15/11	1,345,313
1,000,000	7.00%, senior notes, due 8/15/12	1,020,000
750,000	MeriStar Hospitality Corp., 9.00% company guaranteed notes, due 1/15/08	757,500
300,000	MeriStar Hospitality Operating Finance Corp., 10.50%, company guaranteed notes, due 6/15/09	315,000
		5,578,125
Rental Auto/Equipment - 0.2%
1,000,000	United Rentals North America, Inc, 7.75% senior subordinated notes, due 11/15/13	937,500

See Notes to Schedules of Investments and Financial Statements.

26 Janus Bond & Money Market Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Retail - Automobile - 0.4%
$1,900,000	Group 1 Automotive, Inc., 8.25% senior subordinated notes, due 8/15/13	$1,900,000
Retail - Drug Store - 0.8%
1,500,000	Jean Coutu Group, Inc., 7.625% senior notes, due 8/1/12	1,488,750
	Rite Aid Corp.:
1,250,000	6.125%, notes, due 12/15/08 (144A)‡	1,112,500
1,850,000	7.50%, secured notes, due 1/15/15 (144A)	1,697,375
		4,298,625
Retail - Propane Distribution - 0.6%
700,000	Amerigas Partners L.P., 7.25% senior unsecured notes due 5/20/15 (144A)	700,000
2,300,000	Ferrellgas Partners L.P., 8.75% senior notes, due 6/15/12	2,323,000
		3,023,000
Retail - Restaurants - 0.7%
1,750,000	Domino's, Inc., 8.25% senior subordinated notes, due 7/1/11	1,828,750
2,000,000	VICORP Restaurants, Inc., 10.50% senior notes, due 4/15/11	2,030,000
		3,858,750
Rubber - Tires - 1.1%
	Goodyear Tire & Rubber Co.:
3,550,000	8.50%, notes, due 3/15/07	3,612,125
2,550,000	7.857%, notes, due 8/15/11	2,295,000
		5,907,125
Satellite Telecommunications - 0.9%
	INTELSAT Bermuda, Ltd.:
425,000	7.805%, senior notes due 1/15/12 (144A)‡	426,063
750,000	8.25%, senior notes, due 1/15/13 (144A)	755,625
1,500,000	8.625%, senior notes, due 1/15/15 (144A)	1,522,499
	INTELSAT, Ltd.:
750,000	7.625%, notes, due 4/15/12	641,250
375,000	6.50%, notes, due 11/1/13	297,188
2,200,000	Zeus Special Subsidiary, Ltd., 0% senior discount notes due 2/1/15 (144A)‡	1,331,000
		4,973,625
Semiconductor Equipment - 0.2%
375,000	Amkor Technology, Inc., 9.25% senior notes, due 2/15/08	332,813
700,000	Magnachip Semiconductor, 6.875% secured notes, due 12/15/11 (144A)	640,500
		973,313
Soap and Cleaning Preparations - 0.1%
750,000	Church & Dwight Company, Inc., 6.00% senior subordinated notes, due 12/15/12 (144A)	727,500
Special Purpose Entity - 4.1%
1,900,000	Affinia Group, Inc., 9.00% company guarantee, due 11/30/14 (144A)	1,691,000
750,000	American Commercial Lines LLC, 9.50% senior notes, due 2/15/15 (144A)	761,250

Shares or Principal Amount		Value
Special Purpose Entity - (continued)
$1,395,000	Dow Jones & Company, Inc. (CDX), 8.25% pass thru certificates, due 6/29/10 (144A)	$1,347,047
800,000	Harvest Operations Corp., 7.875% senior notes, due 10/15/11	786,000
800,000	Interactive Health LLC, 7.25% senior notes, due 4/1/11 (144A)‡,§	728,000
300,000	K&F Acquisition, Inc., 7.75% senior subordinated notes due 11/15/14 (144A)	294,000
1,100,000	Riddell Bell Holdings, Inc., 8.375% senior subordinated notes due 10/1/12 (144A)	1,108,250
430,000	Standard Aero Holdings, Inc., 8.25% senior subordinated notes due 9/1/14 (144A)	440,750
7,571,757	Targeted Return Index Securities, 8.218% secured notes, due 8/1/15 (144A)‡	7,694,797
1,250,000	Vanguard Holding Company II LLC, 9.00% senior subordinated notes, due 10/1/14	1,303,125
	Virgin River Casino Corp.:
4,350,000	9.00%, secured notes, due 1/15/12 (144A)	4,502,250
2,005,000	0%, senior subordinated notes due 1/15/13 (144A)‡,§	1,283,200
		21,939,669
Specified Purpose Acquisition Company - 0.1%
350,000	Poster Financial Group, Inc., 8.75% secured notes, due 12/1/11	353,500
Steel - Producers - 0.5%
2,523,000	United States Steel Corp., 9.75% senior notes, due 5/15/10	2,775,300
Telecommunication Equipment - 0.6%
2,750,000	Eschelon Operating Co., 8.375% company guaranteed notes, due 3/15/10	2,385,625
700,000	Lucent Technologies, Inc., 6.45% debentures, due 3/15/29	590,625
		2,976,250
Telecommunication Services - 2.4%
2,418,320	Calpoint Receivable Structured Trust 2001 7.44%, notes, due 12/10/06 (144A)§	2,406,228
750,000	Cincinnati Bell Telephone Co., 6.30% company guaranteed notes, due 12/1/28	650,625
	Qwest Corp.:
2,950,000	7.875%, senior notes, due 9/1/11 (144A)	2,994,250
5,400,000	9.125%, notes, due 3/15/12 (144A)‡	5,724,000
750,000	Telcordia Technologies, Inc., 10.00% senior subordinated notes due 3/15/13 (144A)	723,750
475,000	US WEST Communications, Inc., 5.625% notes, due 11/15/08	464,313
		12,963,166
Telephone - Integrated - 3.3%
	AT&T Corp.:
850,000	6.00%, notes, due 3/15/09	887,170
402,000	7.30%, senior notes, due 11/15/11	458,783
	Cincinnati Bell, Inc.:
4,150,000	8.375%, senior subordinated notes due 1/15/14	3,952,874
250,000	8.375%, senior subordinated notes due 1/15/14 (144A)	238,125
750,000	7.005%, senior notes, due 2/15/15 (144A)	690,000

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 27

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Telephone - Integrated - (continued)
$1,600,000	Citizens Communications Co., 6.25% senior notes, due 1/15/13 (144A)	$1,492,000
	Hawaiian Telcom Communications, Inc.:
1,475,000	0%, senior notes, due 5/1/13 (144A)‡	1,460,250
1,100,000	9.75%, senior notes, due 5/1/13 (144A)	1,093,125
1,450,000	12.50%, senior subordinated notes due 5/1/15 (144A)	1,435,500
750,000	Level 3 Communications, Inc., 10.75% senior notes, due 10/15/11 (144A)	618,750
	MCI Communications Corp.:
900,000	6.908%, senior notes, due 5/1/07‡	913,500
700,000	7.688%, senior notes, due 5/1/09‡	722,750
350,000	Qwest Capital Funding, Inc., 6.50% company guaranteed notes, due 11/15/18	260,750
2,400,000	Qwest Services Corp., 14.00% notes, due 12/15/10 (144A)‡	2,699,999
550,000	Time Warner Telecommunications LLC 9.75%, senior notes, due 7/15/08	536,938
		17,460,514
Television - 0.4%
2,000,000	Videotron Ltee, 6.875% company guaranteed notes, due 1/15/14	1,970,000
Theaters - 1.4%
1,700,000	LCE Acquisition Corp., 9.00% company guaranteed notes due 8/1/14 (144A)	1,632,000
5,400,000	Marquee Holdings, Inc., 0% senior discount notes due 8/15/14 (144A)‡	3,375,000
	Marquee, Inc.:
1,300,000	7.04438%, senior notes due 8/15/10 (144A)‡	1,355,250
1,000,000	8.625%, senior notes, due 8/15/12 (144A)	1,037,500
		7,399,750
Transportation - Marine - 1.4%
3,150,000	General Maritime Corp., 10.00% senior notes, due 3/15/13	3,425,625
1,950,000	H-Lines Finance Holding Corp., 0% senior discount notes, due 4/1/13 (144A)‡	1,506,375
1,000,000	Horizon Lines LLC, 9.00% notes, due 11/1/12 (144A)	1,052,500
1,400,000	Ship Finance International, Ltd., 8.50% senior notes, due 12/15/13	1,330,000
		7,314,500
Wireless Equipment - 0.9%
	American Tower Corp.:
1,200,000	7.50%, senior notes, due 5/1/12	1,218,000
2,650,000	7.125%, senior notes, due 10/15/12	2,630,125
	Crown Castle International Corp.:
750,000	7.50%, senior notes, due 12/1/13	802,500
375,000	7.50%, senior notes, due 12/1/13	401,250
		5,051,875
Total Corporate Bonds (cost $504,205,454)		499,711,260
Preferred Stock - 1.3%
Non-Hazardous Waste Disposal - 0.3%
5,495	Allied Waste Industries, Inc. convertible, 6.25%	1,373,750

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 0.2%
13,000	Chesapeake Energy Corp., 5.00% (144A)	$1,288,625
Publishing - Periodicals - 0.6%
29,000	Primedia, Inc., Series D, 10.00%	2,929,000
REIT - Hotels - 0.2%
30,000	FelCor Lodging Trust, Inc., 8.00%	715,800
24,550	Strategic Hotel Capital, Inc., 8.50% (144A)	612,984
		1,328,784
Total Preferred Stock (cost $6,886,506)		6,920,159
Warrants - 0.3%
Casino Services - 0.3%
166,722	Mikohn Gaming Corp. - expires 8/15/08*,ß,ºº (cost $167)	$1,550,515
Repurchase Agreement - 3.3%
$17,700,000	Merrill Lynch and Company, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $17,704,425 collateralized by $18,027,074 in U.S. Treasury Notes/Bonds 3.125% - 3.375%, 1/31/07 - 2/28/07 with a value of $18,054,064 (cost $17,700,000)	17,700,000
Total Investments (total cost $528,792,127) – 98.2%		525,881,934
Cash, Receivables and Other Assets, net of Liabilities – 1.8%		9,730,322
Net Assets – 100%		$535,612,256

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$497,250	0.1%
Bahamas	2,568,000	0.5%
Bermuda	7,956,723	1.5%
Canada	18,226,788	3.5%
France	7,327,125	1.4%
Ireland	291,563	0.1%
Liberia	3,270,000	0.6%
Marshall Islands	3,425,625	0.6%
Singapore	1,780,500	0.3%
United Kingdom	4,719,749	0.9%
United States††	475,818,611	90.5%
Total	$525,881,934	100.0%

††Includes Short-Term Securities (87.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

28 Janus Bond & Money Market Funds April 30, 2005

Janus Short-Term Bond Fund (unaudited)

Fund Snapshot

This bond fund looks for investments that can provide a modest return while minimizing risk.

Gibson Smith

portfolio manager

Performance Overview

For the six months ended April 30, 2005, Janus Short-Term Bond Fund declined 0.10%. This compares to a 0.05% gain by its benchmark, the Lehman Brothers Government/Credit 1-3 Year Index.

The fixed-income market was volatile during the period, as investors weighed generally positive economic news, heightened inflation fears and measured interest rate tightenings by the Federal Reserve ("Fed"). During the period, the Fed raised overnight rates four times, for a total of one percentage point. This took the federal funds rate to 3.00%, up from 1% a year earlier. The Fed's ongoing campaign of measured tightenings kept upward pressure on short-term interest rates, causing the yield curve to flatten more dramatically late in the period. In light of inflation concerns, the front end of the market began to price in more aggressive Fed rate tightening before the end of 2005.

Meanwhile, the corporate bond market initially benefited from generally healthy economic news and an easing of election-related uncertainty. As investors sought higher yields, the high-yield market outperformed into early 2005. But the corporate bond market corrected sharply in March as inflation fears and several high-profile earnings misses dampened investors' appetites for risk. The resulting sell-off pressured all maturities and rating classes.

Strategy in This Environment

Fund positioning during this period reflected our concerns over rising interest rates and narrow corporate credit spreads. We maintained a short duration relative to the benchmark and continued to upgrade the overall quality of the Fund by reducing our weight in corporate bonds. Unfortunately, our repositioning of the Fund in an effort to shield our investors from associated risks related to rising rates and tight credit spreads worked against us, leading to marginal underperformance versus our benchmark.

Lower-quality credit aided our relative performance early in the period as the high-yield market rallied. As 2005 got underway, however, our concerns over narrow credit spreads led us to reduce the Fund's overall weighting in credit by selling many of our lower rated credit positives, while at the same time adding more exposure to less interest-rate-sensitive vehicles such as Treasury Inflation Protection Securities (TIPS) and floating-rate corporate bonds. In addition, we increased the Fund's weighting in U.S. Treasuries.

Portfolio Composition

As of April 30, 2005, 63.7% of the Fund's net assets were invested in U.S. Treasury Notes – above the benchmark weighting. Investment-grade corporate bonds accounted for 20.9% of net assets, while high-yield corporate issues comprised a 9.8% share.

Weak Performers Included Holdings in the Automotive and Finance Industries

Traditional Treasury bonds were among our worst performers for the period as rising rates lead to lower prices. Among our corporate issues, GMAC, General Motors' financing arm, detracted from the Fund's results. The company has recently struggled with mounting healthcare obligations, rising interest rates and higher commodity prices. In March, the automaker shook the market by projecting a $2 billion loss for 2005. GM's announcement started the trend for wider corporate bond spreads and put pressure on many of our other corporate bond positions.

Fund Profile

	April 30, 2005		October 31, 2004
Weighted Average Maturity	1.7	Yrs.	1.9	Yrs.
Average Modified Duration*	1.6	Yrs.	1.7	Yrs.
30-Day Current Yield**
With Reimbursement	3.56%		2.10%
Without Reimbursement	3.22%		1.77%
Weighted Average Fixed Income Credit Rating	AA		A
Number of Notes/Bonds	64		69

  *  A theoretical measure of price volatility

  **  Yield will fluctuate

Janus Bond & Money Market Funds April 30, 2005 29

Janus Short-Term Bond Fund (unaudited)

Meanwhile, our holdings in financially sensitive corporations Citigroup, Berkshire Hathaway and Fannie Mae were all hurt by rising interest rates. The Fund remains underweight in agency debt versus the Index.

Returns Benefited from Floating Rate Bonds and Select Corporate Issues

On a positive note, we benefited from our weighting in floating rate bonds. Floating rate corporate bonds generally offer coupons that adjust quarterly thus helping to mitigate the Fund's overall interest rate exposure. Among our successes was our floating rate investment in Freescale Semiconductors, a semi-chip business spun off by wireless equipment maker Motorola. Freescale's management team is commited to achieving investment-grade status and continues to slash costs, improve operating efficiency and bolster cash flow. In addition, the company carries a cash balance greater than its debt outstanding.

Another standout among our floating-rate issues was our investment in paper company Boise Cascade. In the fourth quarter of 2004, Boise Cascade sold its timber lands and slated the $1.68 billion in proceeds for debt repayment. Moreover, because of Boise Cascade's contract for supplying paper materials to Office Depot, its cash flow remains relatively consistent, another upside for bond investors.

Canadian mobile phone company Rogers Communications also contributed to the Fund. Rogers saw its bonds downgraded to high-yield status after a large debt issue added to its leverage. Nonetheless, we believe that this fast-growing company will generate significant free cash flow, allowing the company to reduce its leverage. For this reason, we believe it will return to investment-grade status within a few years.

Retailer May Department Store's bonds gained from news of its planned $11 billion merger with industry giant Federated Department Stores. May operates 490 department stores nationwide, including the Lord & Taylor and Robinson-May properties.

Meanwhile, our holdings in utilities Pacific Gas and Electric and TXU Corporation showed strong results, as did our holding in Enterprise Products LLP.

Investment Strategy and Outlook

Despite the recent correction in interest rates and corporate bond spreads, we continue to find good total return ideas within the market. We will continue our efforts to mitigate interest rate risk by keeping the duration of our Fund slightly short of our benchmark. At the same time, we remain on the lookout for opportunities within the credit universe.

In light of recent volatility in the market, we are paying very close attention to the return profiles of every issue that enters the portfolio, making sure we are weighting our best total return opportunities to try to maximize our return for our shareholders.

Thank you for your investment in Janus Short-Term Bond Fund.

Significant Areas of Investment - (% of Net Assets)

30 Janus Bond & Money Market Funds April 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Short-Term Bond Fund	(0.10)%	1.24%	4.58%	5.24%	4.84%
Lehman Brothers Government/Credit 1-3 Year Index	0.05%	1.45%	5.17%	5.56%	5.30%**
Lipper Ranking – based on total returns for Short Investment Grade Debt Funds	N/A	129/208	46/105	14/56	11/24

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – September 1, 1992

** The Lehman Brothers Government/Credit Index's since inception returns are calculated from August 31, 1992

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$999.00	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21

*Expenses are equal to the annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Bond & Money Market Funds April 30, 2005 31

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Corporate Bonds - 30.7%
Automotive - Truck Parts and Equipment - Original - 1.3%
$3,000,000	Lear Corp., 7.96% company guaranteed notes, due 5/15/05	$3,003,735
Beverages - Non-Alcoholic - 0.8%
2,000,000	Bottling Group LLC, 2.45% senior notes, due 10/16/06	1,957,772
Building - Residential and Commercial - 0.6%
1,250,000	D.R. Horton, Inc., 7.50% company guaranteed notes, due 12/1/07	1,323,229
Cable Television - 0.6%
1,300,000	Lenfest Communications, Inc., 10.50% senior subordinated notes, due 6/15/06	1,383,868
Cellular Telecommunications - 0.3%
725,000	Rogers Wireless Communications, Inc. 6.135%, secured notes, due 12/15/10‡	744,938
Chemicals - Specialty - 0.3%
600,000	Lubrizol Corp., 4.625% senior notes, due 10/1/09	594,674
Commercial Banks - 0.3%
600,000	Zions Bancorporation, 2.70% senior notes, due 5/1/06	592,557
Containers - Metal and Glass - 1.7%
2,270,000	Ball Corp., 7.75% company guaranteed notes, due 8/1/06	2,332,425
1,555,000	Crown Cork & Seal Company, Inc., 7.00% company guaranteed notes, due 12/15/06	1,578,325
		3,910,750
Diversified Financial Services - 3.5%
	General Electric Capital Corp.:
5,000,000	2.85%, notes, due 1/30/06	4,973,600
3,250,000	3.50%, notes, due 8/15/07	3,202,664
		8,176,264
Diversified Operations - 1.0%
2,300,000	Tyco International Group S.A., 5.80% company guaranteed notes, due 8/1/06	2,354,482
Electric - Generation - 0.6%
1,250,000	Allegheny Energy Supply Statutory Trust 2001 10.25%, secured notes, due 11/15/07(144A)	1,375,000
Electric - Integrated - 5.9%
4,250,000	FirstEnergy Corp., 5.50% notes, due 11/15/06	4,328,612
375,000	Pacific Gas and Electric Co., 3.82% first mortgage notes, due 4/3/06‡	375,850
	Southern California Edison Co.:
1,250,000	6.375%, notes, due 1/15/06	1,271,870
785,000	8.00%, first refunding mortgage, due 2/15/07	835,906
4,400,000	TXU Corp., 6.375% senior notes, due 6/15/06	4,499,554
2,465,000	TXU Energy Company LLC, 3.92% notes, due 1/17/06 (144A)‡	2,464,901
		13,776,693
Electronic Components - Semiconductors - 0.5%
1,125,000	Freescale Semiconductor, Inc., 5.89063% senior notes, due 7/15/09‡	1,153,125

Shares or Principal Amount		Value
Finance - Auto Loans - 0.8%
$2,000,000	General Motors Acceptance Corp., 4.50% notes, due 7/15/06	$1,956,086
Finance - Commercial - 1.0%
2,350,000	CIT Group, Inc., 4.125% senior notes, due 2/21/06	2,358,674
Finance - Investment Bankers/Brokers - 2.0%
4,725,000	Citigroup, Inc., 3.50% notes, due 2/1/08	4,639,733
Gas - Transportation - 0.5%
1,000,000	Williams Gas Pipelines Central, Inc., 7.375% senior notes, due 11/15/06 (144A)	1,044,818
Machinery - Farm - 0.7%
1,435,000	AGCO Corp., 9.50% company guaranteed notes, due 5/1/08	1,503,163
Machinery - Pumps - 0.2%
500,000	Flowserve Corp., 12.25% company guaranteed notes, due 8/15/10	540,000
Medical - Hospitals - 0.9%
2,000,000	HCA, Inc., 6.91% notes, due 6/15/05	2,007,052
Oil Companies - Integrated - 0.9%
2,000,000	BP Capital Markets PLC, 2.75% company guaranteed notes, due 12/29/06	1,966,394
Oil Refining and Marketing – 1.7%
	Enterprise Products Operating L.P.:
3,200,000	4.00%, senior notes, due 10/15/07	3,141,590
675,000	4.625%, senior notes, due 10/15/09	664,472
		3,806,062
Pipelines - 0.8%
	Panhandle Eastern Pipe Line Co. - Series B:
1,500,000	2.75%, senior notes, due 3/15/07	1,457,483
600,000	4.80%, senior notes, due 8/15/08	603,938
		2,061,421
Reinsurance - 1.4%
3,250,000	Berkshire Hathaway, Inc., 3.375% notes, due 10/15/08	3,151,268
Retail - Apparel and Shoe - 0.9%
2,000,000	Gap, Inc., 6.90% notes, due 9/15/07	2,082,434
Telecommunication Services - 0.3%
750,000	Verizon Global Funding Corp., 4.00% notes, due 1/15/08	745,043
Telephone - Integrated - 0.5%
1,100,000	Mountain States Telephone & Telegraph Co. 6.00%, debentures, due 8/1/07	1,095,875
Theaters - 0.2%
375,000	Marquee, Inc., 7.04438% senior notes, due 8/15/10 (144A)‡	390,938
Tools - Hand Held - 0.5%
1,200,000	Stanley Works, 3.50% notes, due 11/1/07	1,182,278
Total Corporate Bonds (cost $71,311,430)		70,878,326

See Notes to Schedules of Investments and Financial Statements.

32 Janus Bond & Money Market Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
U.S. Government Agencies - 3.4%
$1,665,000	Federal Home Loan Bank System, 3.75% due 5/15/07	$1,659,998
6,215,000	Freddie Mac, 3.625% due 9/15/06	6,203,136
Total U.S. Government Agencies (cost $7,865,105)		7,863,134
U.S. Treasury Notes - 63.7%
	U.S. Treasury Notes:
3,400,000	1.50%, due 7/31/05	3,388,447
7,025,000	1.875%, due 1/31/06#	6,952,558
3,625,000	4.625%, due 5/15/06#	3,669,464
3,110,000	2.625%, due 5/31/06#	3,079,385
1,550,000	2.75%, due 6/30/06#	1,537,588
9,725,000	2.75%, due 7/31/06#	9,638,768
23,080,000	2.375%, due 8/31/06#	22,740,101
10,860,000	2.50%, due 9/30/06#	10,706,005
5,195,000	2.50%, due 10/31/06#	5,116,265
11,390,000	3.50%, due 11/15/06#	11,382,437
6,370,000	2.875%, due 11/30/06#	6,302,816
2,575,000	3.00%, due 12/31/06#	2,550,156
10,808,485	3.375%, due 1/15/07††,#	11,343,450
1,985,000	3.125%, due 1/31/07#	1,968,562
1,500,000	2.25%, due 2/15/07#	1,464,843
3,125,000	3.375%, due 2/28/07#	3,111,084
5,300,000	3.75%, due 3/31/07	5,309,731
2,540,000	3.125%, due 5/15/07#	2,513,808
12,365,000	2.75%, due 8/15/07#	12,116,736
9,590,000	3.00%, due 11/15/07#	9,430,413
3,192,985	3.625%, due 1/15/08††	3,434,349
4,695,000	3.125%, due 10/15/08#	4,595,414
3,320,000	3.50%, due 8/15/09#	3,275,907
1,330,000	3.50%, due 2/15/10#	1,307,867
Total U.S. Treasury Notes (cost $148,119,635)		146,936,154
Other Securities - 25.4%
58,714,125	State Street Navigator Securities Lending Prime Portfolio† (cost $58,714,125)	58,714,125
Repurchase Agreement - 1.3%
$2,900,000	Cantor Fitzgerald and Co., 2.99% dated 4/29/05, maturing 5/2/05 to be repurchased at $2,900,723 collateralized by $5,803,723 in U.S. Government Agencies 3.50% - 6.50%, 6/15/11 - 12/15/33 with a value of $2,958,018 (cost $2,900,000)	2,900,000
Total Investments (total cost $288,910,295) – 124.5%		287,291,739
Liabilities, net of Cash, Receivables and Other Assets – (24.5)%		(56,574,918)
Net Assets – 100%		$230,716,821

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$744,938	0.3%
Luxembourg	2,354,482	0.8%
United Kingdom	3,544,719	1.2%
United States††	280,647,600	97.7%
Total	$287,291,739	100.0%

††Includes Short-Term Securities and Other Securities (76.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 33

Janus Money Market Funds (unaudited)

Janus Money Market Fund Average Annual Total Return For the Periods Ended April 30, 2005	Portfolio Managers Sharon Pichler J. Eric Thorderson
Investor Shares
Fiscal Year-to-Date	0.95%
1 Year	1.41%
5 Year	2.32%
10 Year	3.73%
Since Inception (February 14, 1995)	3.77%
Institutional Shares
Fiscal Year-to-Date	1.16%
1 Year	1.84%
5 Year	2.75%
10 Year	4.19%
Since Inception (April 14, 1995)	4.19%
Service Shares
Fiscal Year-to-Date	1.03%
1 Year	1.58%
5 Year	2.50%
Since Inception (November 22, 1996)	3.65%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	2.40%
Without Reimbursement	2.30%
Institutional Shares:
With Reimbursement	2.82%
Without Reimbursement	2.65%
Service Shares:
With Reimbursement	2.57%
Without Reimbursement	2.40%
Janus Tax-Exempt Money Market Fund Average Annual Total Return For the Periods Ended April 30, 2005	Portfolio Manager Sharon Pichler
Investor Shares
Fiscal Year-to-Date	0.65%
1 Year	0.99%
5 Year	1.55%
10 Year	2.36%
Since Inception (February 14, 1995)	2.38%
Institutional Shares
Fiscal Year-to-Date	0.86%
1 Year	1.41%
5 Year	1.97%
10 Year	2.80%
Since Inception (April 14, 1995)	2.81%
Service Shares
Fiscal Year-to-Date	0.74%
1 Year	1.16%
5 Year	1.73%
Since Inception (November 22, 1996)	2.38%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	2.19%
Without Reimbursement	2.09%
Institutional Shares:
With Reimbursement	2.61%
Without Reimbursement	2.44%
Service Shares:
With Reimbursement	2.35%
Without Reimbursement	2.18%
Janus Government Money Market Fund Average Annual Total Return For the Periods Ended April 30, 2005	Portfolio Managers J. Eric Thorderson Jeanine Morroni
Investor Shares
Fiscal Year-to-Date	0.91%
1 Year	1.34%
5 Year	2.26%
10 Year	3.64%
Since Inception (February 14, 1995)	3.68%
Institutional Shares
Fiscal Year-to-Date	1.14%
1 Year	1.79%
5 Year	2.72%
10 Year	4.11%
Since Inception (April 14, 1995)	4.11%
Service Shares
Fiscal Year-to-Date	1.01%
1 Year	1.54%
5 Year	2.46%
Since Inception (November 22, 1996)	3.57%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	2.31%
Without Reimbursement	2.21%
Institutional Shares:
With Reimbursement	2.76%
Without Reimbursement	2.56%
Service Shares:
With Reimbursement	2.51%
Without Reimbursement	2.31%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

See "Explanations of Charts, Tables and Financial Statements."

Income may be subject to state or local taxes and to a limited extent certain federal tax.

The yield more closely reflects the current earnings of each Money Market Fund than the total return.

Total return includes reinvestment of dividends and capital gains.

Janus Capital Management LLC has contractually agreed to waive each Fund's total operating expenses to the level indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total returns would have been lower.

See Notes to Schedules of Investments and Financial Statements.

34 Janus Bond & Money Market Funds April 30, 2005

Janus Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and allow you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,009.50	$2.99
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

*Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,011.60	$0.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$0.90

*Expenses are equal to the annualized expense ratio of 0.18%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,010.30	$2.14
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	$2.16

*Expenses are equal to the annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Bond & Money Market Funds April 30, 2005 35

Janus Government Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and allow you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,009.10	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.06

*Expenses are equal to the annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,011.40	$0.80
Hypothetical (5% return before expenses)	$1,000.00	$1,024.00	$0.80

*Expenses are equal to the annualized expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)		Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,010.10		$2.04
Hypothetical (5% return before expenses)	$1,000.00		$1,022.76		$2.06

*Expenses are equal to the annualized expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

36 Janus Bond & Money Market Funds April 30, 2005

Janus Tax-Exempt Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and allow you to compare these costs with those of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,006.50	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16

*Expenses are equal to the annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,008.60	$1.05
Hypothetical (5% return before expenses)	$1,000.00	$1023.75	$1.05

*Expenses are equal to the annualized expense ratio of 0.21%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05) *
Actual	$1,000.00	$1,007.40	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.31

*Expenses are equal to the annualized expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Bond & Money Market Funds April 30, 2005 37

Janus Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Principal Amount		Value
Certificates of Deposit - 8.4%
$50,000,000	BNP Paribas, New York 2.925%, 5/31/05	$50,000,000
25,000,000	HSH Nordbank A.G., New York 2.345%, 9/9/05	24,998,667
25,000,000	Landesbank Baden-Wurttemberg, New York 2.00%, 5/11/05	24,999,966
	Natexis Banques Populaires, New York:
50,000,000	2.66%, 11/9/05	49,998,702
35,000,000	3.18%, 1/27/06	35,000,000
	Norddeutsche Landesbank Girozentrale New York:
50,000,000	2.305%, 9/7/05	49,996,499
50,000,000	2.48%, 10/12/05	49,996,668
40,000,000	3.0275%, 12/30/05	40,000,000
50,000,000	Royal Bank of Scotland, New York 2.235%, 6/14/05	49,999,104
30,000,000	Standard Chartered Bank, New York 3.71%, 4/5/06	30,000,000
25,000,000	Sumitomo Mistui 3.00%, 5/23/05	25,000,000
50,000,000	UBS A.G., Stamford 2.925%, 5/31/05	50,000,207
30,000,000	US Bank N.A. 2.31%, 7/27/05	29,999,292
Total Certificates of Deposit (cost $509,989,105)		509,989,105
Commercial Paper - 19.8%
	Aquinas Funding LLC:
30,234,000	3.04%, 7/5/05 (Sections 4(2))	30,068,049
25,000,000	3.10%, 9/2/05 (Sections 4(2))	24,733,056
25,000,000	3.25%, 9/19/05 (Sections 4(2))	24,681,771
27,000,000	Blue Spice LLC 2.91%, 5/25/05 (144A)§	26,947,620
17,589,000	Bryant Park Funding LLC 3.03%, 7/6/05 (Sections 4(2))	17,491,293
	BTM Capital Corp.:
28,546,000	2.97%, 5/19/05 (Sections 4(2))	28,503,609
25,000,000	2.98%, 5/23/05 (Sections 4(2))	24,954,472
	Checkpoint Charlie, Inc.:
22,200,000	2.83%, 5/25/05 (Sections 4(2))	22,158,116
25,000,000	2.96%, 5/26/05 (Sections 4(2))	24,948,611
25,000,000	2.79%, 5/27/05 (Sections 4(2))	24,949,625
22,250,000	2.96%, 6/3/05 (Sections 4(2))	22,189,628
20,000,000	2.91%, 6/6/05 (Sections 4(2))	19,941,800
24,700,000	3.08%, 6/10/05 (Sections 4(2))	24,615,471
25,000,000	3.08%, 6/13/05 (Sections 4(2))	24,908,028
25,000,000	3.08%, 6/14/05 (Sections 4(2))	24,905,889
	Gotham Funding Corp.:
25,000,000	2.87%, 5/9/05 (Section 4(2))	24,984,056
30,491,000	2.95%, 5/18/05 (Section 4(2))	30,448,524
	Harrier Finance Funding LLC:
23,410,000	2.82%, 5/20/05 (Section 4(2))	23,375,158
49,000,000	2.95%, 6/27/05 (Section 4(2))	48,771,129
20,000,000	2.99%, 7/15/05 (Section 4(2))	19,875,417
20,000,000	3.075%, 9/2/05 (Section 4(2))	19,788,167
	K2 (USA) LLC:
22,800,000	3.03%, 7/11/05 (144A)	22,663,751
17,900,000	3.04%, 7/12/05 (144A)	17,791,168

Principal Amount		Value
	La Fayette Asset Securitization LLC:
$25,000,000	2.88%, 5/9/05 (Section 4(2))	$24,984,000
25,000,000	2.92%, 5/11/05 (Section 4(2))	24,979,722
	Manhattan Asset Funding Company LLC:
29,500,000	2.72%, 5/3/05 (Section 4(2))	29,495,542
20,270,000	2.73%, 5/5/05 (Section 4(2))	20,263,851
15,000,000	2.92%, 5/17/05 (Section 4(2))	14,980,533
25,000,000	2.97%, 5/18/05 (Section 4(2))	24,964,938
51,400,000	Medical Building Funding IV LLC 3.10%, 5/13/05	51,346,888
25,000,000	Northern Rock 2.83%, 5/23/05 (Section 4(2))	24,956,764
	PB Finance (Delaware), Inc.:
19,000,000	2.95%, 6/8/05	18,940,836
25,000,000	3.03%, 6/21/05	24,892,688
25,000,000	2.99%, 6/28/05	24,879,569
	Rhineland Funding Capital Corp.:
25,000,000	2.73%, 5/9/05 (Section 4(2))	24,984,833
28,033,000	2.76%, 5/10/05 (Section 4(2))	28,013,657
50,000,000	2.76%-2.82%, 5/12/05 (Section 4(2))	49,957,375
19,159,000	2.78%, 5/16/05 (Section 4(2))	19,136,807
35,000,000	2.87%, 5/27/05 (Section 4(2))	34,927,453
25,000,000	2.88%, 5/31/05 (Section 4(2))	24,940,000
	Victory Receivables Corp.:
40,000,000	2.96%, 5/18/05 (Section 4(2))	39,944,089
40,000,000	2.96%, 5/19/05 (Section 4(2))	39,940,800
40,000,000	2.96%, 5/20/05 (Section 4(2))	39,937,511
	Whistlejacket Capital, Ltd.:
20,000,000	2.84%, 5/25/05 (144A)	19,962,133
25,337,000	3.24%, 9/9/05 (144A)	25,038,277
Total Commercial Paper (cost $1,205,162,674)		1,205,162,674
Floating Rate Notes - 45.3%
12,030,000	Arbor Properties, Inc., Series 2004 3.04%, 11/1/24	12,030,000
75,000,000	Ares VII CLO Ltd., Class A-1A 2.82%, 5/8/15 (144A)§	75,000,000
75,000,000	Associates Corporation N.A. 3.19%, 6/27/06	75,000,000
176,000,000	Bank of America Securities LLC (same day put), 3.08%, 5/2/05	176,000,000
100,000,000	Blue Heron Funding IV, Ltd., Series 4A Class A, 3.02%, 12/16/05 (144A)§	100,000,000
100,000,000	Blue Heron Funding V, Ltd., Class A-1 3.06%, 5/23/05 (144A)	100,000,000
150,000,000	Blue Heron Funding VI, Ltd., Class A-1 3.03%, 5/18/05 (144A)	150,000,000
75,000,000	Blue Heron Funding VII, Ltd., Series 7A Class A-1, 2.88%, 5/27/05 (144A)	75,000,000
	Breckenridge Terrace LLC:
14,980,000	Series 99-A, 3.1144%, 5/1/39	14,980,000
3,690,000	Series 99-B, 3.1144%, 5/1/39	3,690,000
35,815,000	Cambridge Health Center of San Diego 3.12%, 12/1/28	35,815,000
32,610,000	Cambridge-Plano Partners 3.12%, 10/1/28	32,610,000
20,150,000	Champions Gate Apartments 3.12%, 1/1/24	20,150,000
16,025,000	Colorado Natural Gas, Inc., Series 2002 3.06%, 7/1/32	16,025,000
33,800,000	Cook County, Illinois, Series A 3.084%, 11/1/23	33,800,000

See Notes to Schedules of Investments and Financial Statements.

38 Janus Bond & Money Market Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Principal Amount		Value
	Cornerstone Funding Corporation I Series 2003C:
$10,070,000	3.12%, 4/1/13	$10,070,000
22,000,000	3.12%, 1/1/30	22,000,000
11,028,000	3.12%, 7/1/30	11,028,000
11,200,000	3.12%, 12/1/30	11,200,000
7,216,000	Cornerstone Funding Corporation I Series 2003E, 3.12%, 5/1/25	7,216,000
50,000,000	Davis Square Funding, Ltd. Series 2004-2A, 2.90063%, 5/6/39	50,000,000
375,000,000	EMC Mortgage Corp. (same day put) 3.16%, 5/6/05	375,000,000
2,400,000	First United Pentecostal 3.18%, 3/1/23	2,400,000
6,230,000	FJM Properties-Wilmar 3.12%, 10/1/24	6,230,000
11,295,000	Gary, Indiana Redevelopment District Economic Growth Revenue, Series A 3.11%, 1/8/06	11,295,000
34,000,000	Harrier Finance Funding LLC 2.93375%, 5/16/05 (144A)	33,999,669
16,280,000	HHH Supply and Investment Co. 3.05%, 7/1/29	16,280,000
17,600,000	Hillcrest Medical Plaza 3.06%, 9/1/23	17,600,000
16,090,000	Holston Medical Group 3.18%, 1/1/13	16,090,000
8,325,000	Istrouma Baptist Church, Inc., Series 2004 3.27%, 7/1/24	8,325,000
5,075,000	J&E Land Co. 3.17%, 6/1/23	5,075,000
190,000,000	JP Morgan Securities, Inc. (seven day put) 3.08%, 7/15/05	190,000,000
40,000,000	K2 (USA) LLC 2.90%, 6/20/05 (144A)	40,000,000
	Lehman Brothers, Inc.:
100,000,000	(90 day put) 3.18%, 3/6/06ß	100,000,000
90,000,000	(same day put) 3.15%, 3/17/06	90,000,000
9,000,000	Lenexa, Kansas Industrial Revenue (Labone, Inc. Project), Series A 3.16%, 9/1/09	9,000,000
20,675,000	Louisiana Health Systems Corp. Revenue Series B, 3.06%, 10/1/22	20,675,000
11,590,000	Medical Clinic Board, Mobile, AL 3.12%, 9/1/11	11,590,000
194,000,000	Merrill Lynch & Company, Inc. (seven day put), 3.15%, 3/28/06	194,000,000
19,285,000	Mississippi Business Finance Corp. 3.12%, 10/1/18	19,285,000
3,870,000	Montgomery-Engelside, Alabama Medical Clinic Board Revenue, (Surgical Center) 3.04%, 3/1/24	3,870,000
20,000,000	Morganite Industries, Inc. 3.06%, 7/1/18	20,000,000
50,000,000	Northern Rock PLC 3.17%, 7/13/05 (144A)	49,998,482
31,100,000	Olympic Club, California Revenue Series 2002, 3.10%, 10/1/32	31,100,000
67,927,314	Park Place Securities LLC 3.07%, 1/25/35 (144A)§	67,927,313

Principal Amount		Value
$10,000,000	Patrick Schaumburg Automobiles, Inc. 3.08%, 7/1/08	$10,000,000
14,470,000	Phoenix City Taxable Water and Sewer 3.04%, 8/15/29	14,470,000
60,250,000	Putnam Structured Product Funding 2003-1 LLC, Class A-1A 2.97375%, 10/15/38 (144A)	60,250,000
20,500,000	Putnam Structured Product Funding 2003-1 LLC, Class A-1B 2.97375%, 10/15/38 (144A)	20,500,000
10,500,000	Racetrac Capital LLC, Series 1998-A 3.06%, 4/1/18	10,500,000
25,000,000	Rehau, Inc. 3.39%, 10/1/19	25,000,000
6,005,000	Ron Investments, Ltd. 3.12%, 3/1/19	6,005,000
29,000,000	Shoosmith Brothers, Inc. 3.06%, 3/1/15	29,000,000
19,025,000	Timber Ridge County Affordable Housing Corp., Series 2003 3.16%, 12/1/32	19,025,000
4,495,000	Union City, Tennessee Industrial Development Board, (Cobank LLC Project), 3.13%, 1/1/25	4,495,000
38,975,000	Westchester County, New York Industrial Development Agency, (Fortwest II Facility), Series 2002, 3.19%, 5/1/32	38,975,000
150,000,000	Westdeutsche Landesbank A.G., New York 2.92%, 4/4/06 (144A)	150,000,000
Total Floating Rate Notes (cost $2,759,574,464)		2,759,574,464
Repurchase Agreements - 24.8%
304,000,000	Bear Stearns & Company, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $304,076,000 collateralized by $350,792,668 in U.S. Government Agencies 0% - 7.00%, 2/1/11 - 4/20/35 with a value of $310,081,844	304,000,000
176,000,000	Citigroup Global Markets, Inc., 3.17% dated 4/29/05, maturing 5/2/05 to be repurchased at $176,046,493 collateralized by $210,435,601 in Credit Enhanced Mortgage Loans 0% - 8.62%, 12/30/29 - 2/9/35 with a value of $201,431,679	176,000,000
24,600,000	Commerzbank Capital Markets Corp., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $24,606,150 collateralized by $30,885,813 in U.S. Government Agencies 4.019% - 5.082%, 3/1/33 - 9/1/34 $551,163 in U.S. Treasury Notes/Bonds 5.375% - 11.25%, 2/15/15 - 2/15/31 with respective values of $24,315,224 and $776,913	24,600,000

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 39

Janus Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Principal Amount		Value
$50,000,000	Credit Suisse First Boston LLC, 3.05% dated 4/29/05, maturing 5/2/05 to be repurchased at $50,012,708 collateralized by $280,098,230 in U.S. Government Agencies 0% - 5.50%, 1/1/20 - 7/16/44 with a value of $51,001,101	$50,000,000
176,000,000	Goldman Sachs and Co., 3.07% dated 4/29/05, maturing 5/2/05 to be repurchased at $176,045,027 collateralized by $180,015,696 in Commercial Paper 0% - 3.09%, 5/2/05 - 6/28/05 with a value of $179,520,000	176,000,000
126,000,000	IXIS Financial Products, Inc., 3.10% dated 4/29/05, maturing 5/2/05 to be repurchased at $126,032,550 collateralized by $138,635,805 in Collateralized Mortgage Obligations 0%, 5/24/05 with a value of $138,635,805	126,000,000
50,000,000	IXIS Financial Products, Inc., 3.12% dated 4/29/05, maturing 5/2/05 to be repurchased at $50,013,000 collateralized by $55,014,301 in Collateralized Mortgage Obligations 0%, 5/24/05 with a value of $55,014,301	50,000,000
304,000,000	J.P. Morgan Securities, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $304,076,000 collateralized by $2,106,657,009 in U.S. Government Agencies 0.23209% - 6.00%, 2/1/18 - 4/16/47 with a value of $310,081,206	304,000,000
304,000,000	Merrill Lynch and Company, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $304,076,000 collateralized by $309,617,540 in U.S. Treasury Notes/Bonds; 3.125% - 3.375% 1/31/07 - 2/28/07; with a value of $310,081,095	304,000,000
Total Repurchase Agreements (cost $1,514,600,000)		1,514,600,000
Short-Term Corporate Notes - 1.6%
43,000,000	CC USA, Inc. 2.79%, 11/22/05 (144A)	43,000,000
13,001,702	Ford Credit Auto Owner Trust Series 2005-A, Class A1, 2.62%, 9/15/05ß	13,001,702
40,000,000	Ford Credit Auto Owner Trust Series 2005-B, Class A1, 3.15%
	12/15/05ß	40,000,000
Total Short-Term Corporate Notes (cost $96,001,702)		96,001,702
Total Investments (total cost $6,085,327,945) – 99.9%		6,085,327,945
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		5,060,351
Net Assets – 100%		$6,090,388,296

See Notes to Schedules of Investments and Financial Statements.

40 Janus Bond & Money Market Funds April 30, 2005

Janus Government Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Principal Amount		Value
U.S Government Agency Notes - 16.7%
	Fannie Mae:
$5,000,000	2.46%, 5/11/05	$4,996,583
5,000,000	2.50%, 6/1/05	4,989,236
5,000,000	2.93%, 6/13/05	4,982,501
5,000,000	2.895%, 6/15/05	4,981,906
5,000,000	2.56%, 7/18/05	4,972,267
5,000,000	2.26%, 7/22/05	4,974,261
5,000,000	2.24%, 8/19/05	4,965,778
5,000,000	2.52%, 9/16/05	4,951,700
10,000,000	2.37%-3.07%, 10/14/05	9,874,578
5,000,000	2.852%, 11/10/05	4,923,551
5,000,000	3.255%, 1/27/06	4,877,485
	Freddie Mac:
10,000,000	1.90%-2.01%, 5/3/05	9,998,913
5,000,000	2.00%, 5/31/05	4,991,667
5,000,000	2.88%, 6/20/05	4,980,000
5,000,000	2.92%, 6/21/05	4,979,317
5,000,000	2.31%, 6/28/05	4,981,392
5,000,000	2.315%, 8/8/05	4,968,169
5,000,000	2.135%, 8/23/05	4,966,196
5,000,000	2.255%, 9/20/05	4,955,526
10,000,000	2.64%-2.74%, 11/15/05	9,852,050
5,000,000	3.04%, 1/10/06	4,892,756
5,000,000	3.135%, 2/7/06	4,877,212
5,000,000	3.345%, 3/7/06	4,855,979
5,000,000	3.57%, 3/15/06	4,842,325
5,000,000	3.47%, 3/17/06	4,845,778
Total U.S Government Agency Notes (cost $138,477,126)		138,477,126
U.S. Government Agency Floating Rate Notes - 18.6%
	Fannie Mae:
10,000,000	3.005%, 7/6/05	9,998,948
10,000,000	2.99%, 10/3/05	9,997,293
10,000,000	2.84%, 12/9/05	9,995,575
10,000,000	2.9506%, 12/29/05	9,996,135
10,000,000	2.745%, 5/22/06	9,993,636
10,000,000	2.925%, 9/21/06	9,991,073
	Federal Farm Credit Bank:
15,000,000	2.78%, 2/13/06	14,997,580
10,000,000	2.76%, 9/29/06	9,995,808
	Federal Home Loan Bank System:
5,000,000	2.785%, 8/2/05	4,999,802
10,000,000	2.87%, 9/16/05	9,998,815
10,000,000	2.945%, 9/20/05	9,997,994
6,000,000	2.975%, 3/28/06	5,996,616
2,000,000	2.79%, 6/1/06	1,998,549
10,000,000	2.76%, 6/2/06	9,992,934
10,000,000	2.88%, 6/13/06	9,992,241
10,000,000	2.633%, 8/2/06	9,992,344
7,232,160	Freddie Mac 3.0844%, 1/15/42	7,232,160
Total U.S. Government Agency Floating Rate Notes (cost $155,167,503)		155,167,503

Principal Amount		Value
Repurchase Agreements - 64.7%
$140,500,000	ABN Amro Bank N.V., 2.90% dated 4/29/05, maturing 5/2/05 to be repurchased at $140,533,954 collateralized by $9,646,000 in U.S. Government Agencies 0% - 6.00%, 7/17/18 - 12/15/22 $135,289,000 in U.S. Treasury Notes/Bonds 0%, 9/22/05; with respective values of $9,639,335 and $133,670,944	$140,500,000
150,000,000	Bear Stearns & Company, Inc., 3.05% dated 4/29/05, maturing 5/2/05 to be repurchased at $150,038,125 collateralized by $2,524,937,486 in U.S. Government Agencies 0.05% - 9.22167%, 8/25/17 - 1/15/35 with a value of $153,000,011	150,000,000
125,000,000	Credit Suisse First Boston LLC, 3.05% dated 4/29/05, maturing 5/2/05 to be repurchased at $125,031,771 collateralized by $700,245,576 in U.S. Government Agencies 0% - 5.5%, 1/1/20 - 7/16/44 with a value of $127,502,753	125,000,000
124,400,000	J.P. Morgan Securities, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $124,431,100 collateralized by $862,066,223 in U.S. Government Agencies 0.23209% - 6.00%, 2/1/18 - 4/16/47 with a value of $126,888,494	124,400,000
Total Repurchase Agreements (cost $539,900,000)		539,900,000
Total Investments (total cost $833,544,629) – 100%		833,544,629
Liabilities, net of Cash, Receivables and Other Assets – 0%		(57,549)
Net Assets – 100%		$833,487,080

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 41

Janus Tax-Exempt Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Municipal Securities - 90.3%
Colorado - 24.4%
$900,000	Arvada, Colorado Variable Rate, 2.40%, 11/1/20	$900,000
1,260,000	Aspen Valley Hospital District, Colorado Variable Rate, 3.07%, 10/15/33	1,260,000
1,560,000	Aurora, Colorado, Centretech Metropolitan District, Series A Variable Rate, 2.30%, 12/1/28	1,560,000
1,015,000	Boulder County, Colorado, Industrial Development Revenue, (Mental Health Center), Variable Rate, 3.10%, 11/1/14	1,015,000
2,500,000	Brighton Crossing Metropolitan District No.4, Variable Rate, 3.14%, 12/1/34	2,500,000
	Cherry Creek, Colorado, South Metropolitan District No. 1:
2,176,000	Series A Variable Rate, 2.35%, 12/15/21	2,176,000
1,000,000	Series B
	Variable Rate, 2.35%, 12/15/33	1,000,000
4,500,000	Colorado Educational and Cultural Facilities Authority Revenue, (Charter School-James Irwin) Variable Rate, 3.07%, 9/1/34	4,500,000
400,000	Colorado Housing and Finance Authority Multifamily Housing Revenue, (Winridge Apartments) Variable Rate, 3.04%, 2/15/28	400,000
2,100,000	Colorado Springs, Colorado, Industrial Development Revenue, (Cook Communications Project) Variable Rate 3.05%, 3/1/17	2,100,000
4,000,000	Ebert Metropolitan District Securitization Trust, Series 2004-S1
	Variable Rate, 3.14%, 12/1/34	4,000,000
3,725,000	Kipling Ridge Metropolitan District Colorado, Variable Rate, 3.07%, 12/1/23	3,725,000
2,750,000	NBC Metropolitan District, Colorado Variable Rate, 3.09%, 12/1/30	2,750,000
4,000,000	Pinery West, Colorado, Metropolitan District No. 2
	Variable Rate, 1.95%, 11/1/32	4,000,000
3,215,000	Triview, Colorado, Metropolitan District Variable Rate, 2.10%, 11/21/23	3,215,000
		35,101,000
Florida - 3.0%
2,350,000	Jacksonville, Florida, Industrial Development Revenue, (Airport Hotel) Variable Rate, 3.00%, 7/1/13	2,350,000
2,000,000	Palm Beach County, Florida, Revenue (Maltz Jupiter Theatre Project) Variable Rate, 3.05%, 3/1/35	2,000,000
		4,350,000
Illinois - 11.6%
4,400,000	Chicago, Illinois, Tax Increment, Series B Variable Rate, 3.12%, 12/1/14	4,400,000
8,025,000	Illinois Development Finance Authority Revenue, (Illinois Central College) Series A, Variable Rate, 3.26%, 6/1/33	8,025,000
4,285,000	Illinois Health Facilities Authority Revenue (Blessing Hospital), Series B Variable Rate, 3.04%, 11/15/29	4,285,000
		16,710,000

Shares or Principal Amount		Value
Indiana - 0.8%
$1,100,000	Logansport, Indiana, Economic Development Revenue, (Modine Manufacturing Co.) Variable Rate, 3.08%, 1/1/08	$1,100,000
Iowa - 5.7%
5,250,000	Buffalo, Iowa, Pollution Control Revenue (LaFarge Corp.), Series B Variable Rate, 3.25%, 10/1/10	5,250,000
1,650,000	Cerro Gordo County, Iowa, Private School Facility Revenue, (Newman Catholic School System)
	Variable Rate, 3.15%, 5/1/32	1,650,000
1,275,000	Iowa Finance Authority Small Business Development Revenue, (Terrace Center Association)
	Variable Rate, 3.15%, 3/1/22	1,275,000
		8,175,000
Kansas - 1.5%
1,200,000	Salina, Kansas, Revenue, (Salina Central Mall - Dillards) Variable Rate, 3.20%, 12/1/14	1,200,000
1,000,000	Shawnee, Kansas, Industrial Revenue (Shawnee Village Association) 3.00%, 12/1/09	1,000,000
		2,200,000
Minnesota - 7.7%
2,500,000	Bemidji Minnesota Independent School District No. 031, (Aid Anticipation Certificates of Indebtedness) 3.00%, 9/30/05	2,513,305
1,250,000	St. Paul, Minnesota, Housing and Redevelopment Authority Revenue (Goodwill/Easter Seals) Variable Rate, 3.15%, 8/1/25	1,250,000
2,000,000	Stillwater, Minnesota, Independent School District No. 834, Series A, 3.00%, 8/14/05	2,007,672
1,500,000	Stillwater, Minnesota, Private School Facilities Revenue, (Catholic Finance Corporation Project) Variable Rate, 3.15%, 12/1/22	1,500,000
3,820,000	Waconia, Minnesota, Independent School District No. 110, Series A 3.00%, 8/29/05	3,835,998
		11,106,975
Missouri - 2.6%
	Missouri Health and Educational Facilities Authority Revenue:
2,000,000	(Rockhurst High School), Series B Variable Rate, 3.05%, 6/1/23	2,000,000
600,000	(St. Louis University) Variable Rate, 3.10%, 7/1/32	600,000
1,085,000	St. Louis, Missouri, Land Clearance Redevelopment Authority, (Lammert Building Project) Variable Rate, 3.15%, 6/1/05	1,085,000
		3,685,000

See Notes to Schedules of Investments and Financial Statements.

42 Janus Bond & Money Market Funds April 30, 2005

Schedule of Investments (unaudited)

As of April 30, 2005

Shares or Principal Amount		Value
Nebraska - 1.3%
1,900,000	Norfolk, Nebraska, Industrial Development Revenue, (Supervalu, Inc.) Variable Rate, 3.10%, 11/1/14	$1,900,000
Nevada - 1.4%
$2,000,000	Clark County, Nevada, Economic Development Revenue, (Lutheran Secondary School Association) Variable Rate, 3.20%, 2/1/30	2,000,000
New Mexico - 0.5%
725,000	Sante Fe, New Mexico (Tierra Contenta Corporation Project), Series 1998 Variable Rate, 3.10%, 11/1/08	725,000
Ohio - 8.5%
9,800,000	Cuyahoga County, Ohio, Hospital Facilities Revenue, (Sisters of Charity Health System), Variable Rate, 3.03%, 11/1/30	9,800,000
1,000,000	Medina, Ohio, City School District 2.00%, 5/26/05	1,000,237
1,500,000	Warren County, Ohio, Industrial Development Revenue, (Pioneer Industrial Components) Variable Rate, 3.25%, 12/1/05	1,500,000
		12,300,237
Oklahoma - 0.6%
800,000	Oklahoma City, Oklahoma, Industrial and Cultural Facilities Trust Revenue (Oklahoma Christian College) Variable Rate, 3.29%, 7/1/15	800,000
Pennsylvania - 10.5%
2,070,000	Allegheny County, Pennsylvania, Industrial Development Authority Revenue (Carnegie Museums Pittsburgh) Variable Rate, 3.05%, 4/1/35	2,070,000
1,000,000	Pennsylvania State Higher Education (Independent Colleges and Universities) Series G-3, 1.95%, 11/1/20	1,000,000
3,145,000	Somerset County Hospital Authority Revenue, (Somerset County Hospital Project), Series A, 2.50%, 3/1/06	3,143,696
1,900,000	Washington County, Pennsylvania, Hospital Authority Revenue Variable Rate, 1.80%, 7/1/31	1,900,000
7,000,000	Westmoreland County, Pennsylvania Industrial Development Authority Revenue, (Health System-Excela Project) Series C, Variable Rate, 3.03%, 7/1/27	7,000,000
		15,113,696
Rhode Island - 0.1%
200,000	Rhode Island Health and Educational Building Corporation, (Portsmouth Abbey School) Variable Rate, 3.05%, 10/1/31	200,000
South Carolina - 1.6%
2,350,000	South Carolina Jobs Economic Development Authority Health Facilities Revenue, (The Methodist Home Project) Variable Rate, 3.05%, 12/1/14	2,350,000

Shares or Principal Amount		Value
Tennessee - 1.5%
2,100,000	Morristown, Tennessee, Health Educational and Housing Facilities Board, (All Saints Episcopal School) Variable Rate, 3.05%, 8/1/16	$2,100,000
Texas - 4.6%
$4,675,000	Alamo Heights, Texas, Higher Education Facilities Corp. Revenue, (University of the Incarnate Word) Variable Rate, 3.10%, 4/1/19	4,675,000
2,000,000	State of Texas, (Tax and Revenue Anticipation Notes), 3.00%, 8/31/05	2,009,205
		6,684,205
Washington - 1.4%
2,000,000	Seattle, Washington, Series D 1.65%, 1/15/26	2,000,000
Wisconsin - 1.0%
	Wisconsin Health and Educational Facilities Authority Revenue:
1,000,000	(Mequon Jewish Project) Variable Rate, 3.07%, 7/1/28	1,000,000
500,000	(Wisconsin Lutheran College) Variable Rate, 3.10%, 9/1/31	500,000
		1,500,000
Total Investments (total cost $130,101,113) – 90.3%		130,101,113
Cash, Receivables and Other Assets, net of Liabilities – 9.7%		13,971,764
Net Assets – 100%		$144,072,877

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 43

Statements of Assets and Liabilities – Bond Funds

As of April 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund(1)	Janus High-Yield Fund	Janus Short-Term Bond Fund
Assets:
Investments at cost(2)	$121,404	$1,195,943	$528,792	$288,910
Investments at value(2)	$124,437	$1,194,348	$525,882	$287,292
Cash	105	–	521	61
Receivables:
Investments sold	–	24,344	7,164	2,012
Fund shares sold	126	829	340	236
Dividends	–	–	72	–
Interest	1,705	10,865	11,263	2,297
Other assets	1	13	18	2
Forward currency contracts	–	10	–	–
Total Assets	126,374	1,230,409	545,260	291,900
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–	176,882	–	58,714
Due to custodian	–	441	–	–
Investments purchased	6,478	27,201	8,196	2,017
Fund shares repurchased	99	1,435	741	223
Dividends and distributions	47	272	256	17
Advisory fees	13	428	272	57
Transfer agent fees and expenses	28	210	119	66
Accrued expenses	87	194	64	89
Variation margin	–	5	–	–
Total Liabilities	6,752	207,068	9,648	61,183
Net Assets	$119,622	$1,023,341	$535,612	$230,717
Net Assets Consist of:
Capital (par value and paid in surplus)*	$121,017	$1,025,875	$566,677	$232,937
Undistributed net investment income/(loss)*	1	986	201	21
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(4,429)	(1,929)	(28,356)	(622)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	3,033	(1,591)	(2,910)	(1,619)
Total Net Assets	$119,622	$1,023,341	$535,612	$230,717
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,924	106,635	56,492	79,768
Net Asset Value Per Share	$7.07	$9.60	$9.48	$2.89

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Flexible Income Fund.

(2)  Investments at cost and value include $173,351,654 and $57,531,500 of securities loaned for Janus Flexible Bond Fund and Janus Short-Term Bond Fund, respectively (Note 1).

See Notes to Financial Statements.

44 Janus Bond & Money Market Funds April 30, 2005

Statements of Operations - Bond Funds

For the six-month period ended April 30, 2005 (unaudited) (all numbers in thousands)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund(1)	Janus High-Yield Fund	Janus Short-Term Bond Fund
Investment Income:
Interest	$2,512	$25,181	$20,739	$4,021
Securities lending income	–	161	–	24
Dividends	–	287	145	–
Foreign tax withheld	–	–	–	–
Total Investment Income	2,512	25,629	20,884	4,045
Expenses:
Advisory fees	310	2,724	1,676	787
Transfer agent fees and expenses	144	1,159	624	315
Registration fees	20	11	16	11
Postage and mailing expenses	14	75	35	20
Custodian fees	1	13	5	6
System fees	34	11	9	8
Printing expenses	36	139	49	37
Professional fees	13	15	15	9
Non-interested Trustees' fees and expenses	6	17	14	8
Other expenses	8	26	14	9
Non-recurring cost (Note 2)	–	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	586	4,190	2,457	1,210
Expense and Fee Offset	(1)	(19)	(13)	(4)
Net Expenses	585	4,171	2,444	1,206
Less: Excess Expense Reimbursement	(245)	–	–	(418)
Net Expenses after Expense Reimbursement	340	4,171	2,444	788
Net Investment Income/(Loss)	2,172	21,458	18,440	3,257
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(14)	7,108	6,923	(269)
Net realized gain/(loss) from foreign currency transactions	–	254	–	–
Net realized gain/(loss) from futures contracts	–	324	–	(49)
Net realized gain/(loss) from short sales	–	–	–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency	(920)	(24,678)	(29,021)	(3,014)
Payment from affiliate (Note 2)	–	–	–	1
Net Realized and Unrealized Gain/Loss on Investments	(934)	(16,992)	(22,098)	(3,331)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,238	$4,466	$(3,658)	$(74)

(1)  Formerly named Janus Flexible Income Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 45

Statements of Changes in Net Assets - Bond Funds

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund(1)		Janus High-Yield Fund		Janus Short-Term Bond Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$2,172	$5,005	$21,458	$55,026	$18,440	$40,560	$3,257	$7,896
Net realized gain/(loss) from investment and foreign currency transactions	(14)	787	7,362	47,022	6,923	25,920	(269)	865
Net realized gain/(loss) from futures contracts	–	–	324	(10,997)	–	(369)	(49)	(313)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(920)	336	(24,678)	(28,570)	(29,021)	(6,326)	(3,014)	34
Payment from affiliate (Note 2)	–	–	–	–	–	–	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,238	6,128	4,466	62,481	(3,658)	59,785	(74)	8,482
Dividends and Distributions to Shareholders:
Net investment income*	(2,171)	(5,005)	(23,197)	(59,947)	(18,254)	(40,560)	(3,251)	(7,896)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	(744)	(4,274)
Net Increase/(Decrease) from Dividends and Distributions	(2,171)	(5,005)	(23,197)	(59,947)	(18,254)	(40,560)	(3,995)	(12,170)
Capital Share Transactions:
Shares sold	6,019	17,742	63,629	171,179	108,128	161,386	25,838	81,866
Redemption fees	N/A	N/A	N/A	N/A	70	99	N/A	N/A
Reinvested dividends and distributions	1,893	4,376	21,159	54,849	16,384	35,959	3,823	11,697
Shares repurchased	(19,624)	(74,643)	(202,637)	(602,581)	(124,894)	(426,866)	(65,636)	(185,151)
Net Increase/(Decrease) from Capital Share Transactions	(11,712)	(52,525)	(117,849)	(376,553)	(312)	(229,422)	(35,975)	(91,588)
Net Increase/(Decrease) in Net Assets	(12,645)	(51,402)	(136,580)	(374,019)	(22,224)	(210,197)	(40,044)	(95,276)
Net Assets:
Beginning of Period	132,267	183,669	1,159,921	1,533,940	557,836	768,033	270,761	366,037
End of Period	$119,622	$132,267	$1,023,341	$1,159,921	$535,612	$557,836	$230,717	$270,761
Undistributed Net Investment Income/(Loss)*	$1	$–	$986	$2,726	$201	$15	$21	$15

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Flexible Income Fund.

See Notes to Financial Statements.

46 Janus Bond & Money Market Funds April 30, 2005

Financial Highlights - Bond Funds

For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Federal Tax-Exempt Fund
and through each fiscal year ended October 31	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$7.12		$7.07		$7.05		$7.01		$6.74		$6.66
Income from Investment Operations:
Net investment income/(loss)	.12		.23		.26		.27		.31		.34
Net gain/(loss) on securities (both realized and unrealized)	(.05)		.05		.02		.04		.27		.08
Total from Investment Operations	.07		.28		.28		.31		.58		.42
Less Distributions and Other:
Dividends (from net investment income)*	(.12)		(.23)		(.26)		(.27)		(.31)		(.34)
Distributions (from capital gains)*	–		–		–		–		–		–
Payment from affiliate	–	(1)	–		–		–		–		–
Total Distributions and Other	(.12)		(.23)		(.26)		(.27)		(.31)		(.34)
Net Asset Value, End of Period	$7.07		$7.12		$7.07		$7.05		$7.01		$6.74
Total Return**	1.05	%(2)	4.07%		3.97%		4.56%		8.80%		6.47%
Net Assets, End of Period (in thousands)	$119,622		$132,267		$183,669		$230,077		$128,951		$80,056
Average Net Assets for the Period (in thousands)	$124,919		$151,433		$228,760		$148,070		$105,066		$77,794
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.55	%(5)	0.62	%(5)	0.65	%(5)	0.66	%(5)	0.68	%(5)	0.67	%(3)
Ratio of Net Expenses to Average Net Assets***(3)	0.55%		0.62%		0.65%		0.65%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.51%		3.30%		3.58%		3.83%		4.50%		5.09%
Portfolio Turnover Rate***	89%		52%		39%		58%		60%		115%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Flexible Bond Fund(6)
and through each fiscal year ended October 31	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$9.76		$9.74		$9.51		$9.49		$8.99		$9.35
Income from Investment Operations:
Net investment income/(loss)	.20		.46		.46		.49		.58		.65
Net gain/(loss) on securities (both realized and unrealized)	(.15)		.01		.21		.02		.50		(.35)
Total from Investment Operations	.05		.47		.67		.51		1.08		.30
Less Distributions and Other:
Dividends (from net investment income)*	(.21)		(.45)		(.44)		(.49)		(.58)		(.66	)(7)
Distributions (from capital gains)*	–		–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–		–		–		–
Total Distributions and Other	(.21)		(.45)		(.44)		(.49)		(.58)		(.66)
Net Asset Value, End of Period	$9.60		$9.76		$9.74		$9.51		$9.49		$8.99
Total Return**	0.51	%(2)	4.97	%(2)	7.12%		5.63%		12.41%		3.31%
Net Assets, End of Period (in thousands)	$1,023,341		$1,159,921		$1,533,940		$1,585,108		$1,326,110		$1,080,423
Average Net Assets for the Period (in thousands)	$1,081,841		$1,288,903		$1,731,995		$1,347,054		$1,147,222		$1,137,973
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.78%		0.85%		0.83%		0.81%		0.79%		0.81%
Ratio of Net Expenses to Average Net Assets***(3)	0.78%		0.85%		0.83%		0.81%		0.77%		0.79%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.00%		4.27%		4.47%		5.24%		6.33%		7.31%
Portfolio Turnover Rate***	195%		149%		163%		243%		284%		173%

  *See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

  ***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the period ended April 30, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services Capital LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  The ratio was 0.95% in 2005, 0.99% in 2004, 0.90% in 2003, 0.92% in 2002, 1.05% in 2001 and 1.02% in 2000 before waiver of certain fees incurred by the Fund.

(6)  Formerly named Janus Flexible Income Fund.

(7)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 47

Financial Highlights - Bond Funds (continued)

For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus High-Yield Fund
and through each fiscal year ended October 31	2005		2004		2003		2002		2001(1)		2000
Net Asset Value, Beginning of Period	$9.86		$9.55		$8.82		$9.28		$9.84		$10.03
Income from Investment Operations:
Net investment income/(loss)	.33		.67		.64		.65		.78		.86
Net gain/(loss) on securities (both realized and unrealized)	(.39)		.31		.72		(.46)		(.57)		(.19)
Total from Investment Operations	(.06)		.98		1.36		.19		.21		.67
Less Distributions and Other:
Dividends (from net investment income)*	(.32)		(.67)		(.64)		(.65)		(.78	)(2)	(.86	)(2)
Distributions (from capital gains)*	–		–		–		–		–		–
Redemption fees	–	(3)	–	(3)	.01		–	(3)	.01		–	(3)
Payment from affiliate	–	(4)	–		–		–		–		–
Total Distributions and Other	(.32)		(.67)		(.63)		(.65)		(.77)		(.86)
Net Asset Value, End of Period	$9.48		$9.86		$9.55		$8.82		$9.28		$9.84
Total Return**	(0.64	)%(5)	10.62%		16.00%		1.97%		2.23%		6.72%
Net Assets, End of Period (in thousands)	$535,612		$557,836		$768,033		$573,388		$409,366		$299,924
Average Net Assets for the Period (in thousands)	$560,025		$582,992		$842,175		$490,524		$382,153		$285,821
Ratio of Gross Expenses to Average Net Assets***(6)(7)	0.88%		0.96%		0.95%		0.96%		1.03%		1.03	%(8)
Ratio of Net Expenses to Average Net Assets***(6)	0.88%		0.96%		0.95%		0.96%		0.99%		1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.64%		6.96%		6.90%		7.02%		8.04%		8.43%
Portfolio Turnover Rate***	121%		133%		203		161%		358%		295%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Short-Term Bond Fund
and through each fiscal year ended October 31	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$2.94		$2.97		$2.93		$2.97		$2.86		$2.83
Income from Investment Operations:
Net investment income/(loss)	.04		.08		.08		.10		.14		.16
Net gain/(loss) on securities (both realized and unrealized)	(.04)		.01		.04		(.04)		.11		.03
Total from Investment Operations	–		.09		.12		.06		.25		.19
Less Distributions and Other:
Dividends (from net investment income)*	(.04)		(.08)		(.08)		(.10	)(2)	(.14)		(.16)
Distributions (from capital gains)*	(.01)		(.04)		–		–		–		–
Payment from affiliate	–	(4)	–		–		–		–		–
Total Distributions and Other	(.05)		(.12)		(.08)		(.10)		(.14)		(.16)
Net Asset Value, End of Period	$2.89		$2.94		$2.97		$2.93		$2.97		$2.86
Total Return**	(0.10	)%(5)	2.94%		4.12%		2.22%		9.50%		6.65%
Net Assets, End of Period (in thousands)	$230,717		$270,761		$366,037		$492,557		$523,600		$139,899
Average Net Assets for the Period (in thousands)	$248,143		$299,461		$456,695		$499,807		$284,977		$128,788
Ratio of Gross Expenses to Average Net Assets***(6)(7)	0.64	%(9)	0.65	%(9)	0.65	%(9)	0.65	%(9)	0.66	%(9)	0.66	%(9)
Ratio of Net Expenses to Average Net Assets***(6)	0.64%		0.65%		0.65%		0.65%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.65%		2.64%		2.68%		3.55%		4.70%		5.74%
Portfolio Turnover Rate***	100%		110%		238%		164%		201%		134%

*See Note 4 in Notes to Financial Statements.

 **Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain prior year amounts have been reclassified to conform with current year presentation.

(2)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(3)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(5)  During the period ended April 30, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  See "Explanations of Charts, Tables and Financial Statements."

(7)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(8)  The ratio was 1.05% in 2000 before waiver of certain fees incurred by the Fund.

(9)  The ratio was 0.98% in 2005, 1.00% in 2004, 0.91% in 2003, 0.88% in 2002, 0.98% in 2001 and 1.03% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

48 Janus Bond & Money Market Funds April 30, 2005

Statements of Assets and Liabilities - Money Market Funds

As of April 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Fund
Assets:
Investments at amortized cost	$6,085,328	$833,545	$130,101
Cash	–	20	58
Receivables:
Investments sold	–	–	13,301
Fund shares sold	3,878	493	164
Interest	13,317	600	637
Other assets	4	–	–
Total Assets	6,102,527	834,658	144,261
Liabilities:
Payables:
Due to custodian	1,968	–	–
Portfolio shares repurchased	3,570	253	125
Dividends and distributions	5,219	688	2
Advisory fees	484	81	12
Administrative fees - Investor Shares	597	81	41
Administrative fees - Institutional Shares	290	26	4
Administrative fees - Service Shares	1	7	–
Service fees - Service Shares	4	32	–
Professional fees	4	3	2
Trustees' fees and expenses	2	–	2
Total Liabilities	12,139	1,171	188
Net Assets	$6,090,388	$833,487	$144,073
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$6,090,388	$833,486	$144,073
Undistributed net realized gain/(loss) from investments*	–	1	–
Total Net Assets	$6,090,388	$833,487	$144,073
Net Assets – Investor Shares	$1,460,858	$197,464	$98,971
Shares Outstanding $0.01 Par Value (unlimited shares authorized)	1,460,857	197,464	98,971
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Institutional Shares	$4,615,816	$495,774	$45,001
Shares Outstanding $0.01 Par Value (unlimited shares authorized)	4,615,817	495,773	45,001
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Service Shares	$13,714	$140,249	$101
Shares Outstanding $0.01 Par Value (unlimited shares authorized)	13,714	140,249	101
Net Asset Value Per Share	$1.00	$1.00	$1.00

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 49

Statements of Operations - Money Market Funds

For the six-month period ended April 30, 2005 (unaudited) (all numbers in thousands)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Investment Income:
Interest	$92,840	$11,152	$1,469
Total Investment Income:	92,840	11,152	1,469
Expenses:
Advisory fees	7,621	921	153
Administrative fees – Investor Shares	3,706	513	253
Administrative fees – Institutional Shares	4,588	428	39
Administrative fees – Service Shares	15	109	–
Service fees – Service Shares	26	182	1
Professional fees	16	11	13
Trustees fees and expenses	73	14	7
Non-recurring cost (Note 2)	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–
Total Expenses	16,045	2,178	466
Less: Excess Expense Reimbursement	(5,959)	(819)	(95)
Net Expenses after Expense Reimbursement	10,086	1,359	371
Net Investment Income/(Loss)	82,754	9,793	1,098
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	–	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$82,754	$9,794	$1,098

See Notes to Financial Statements.

50 Janus Bond & Money Market Funds April 30, 2005

Statements of Changes in Net Assets - Money Market Funds

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Money Market		Janus Government Money Market		Janus Tax-Exempt Money Market
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$82,754	$100,976	$9,793	$9,943	$1,098	$1,338
Net realized gain/(loss) from investment transactions	–	99	1	18	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	82,754	101,075	9,794	9,961	1,098	1,339
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(13,931)	(13,202)	(1,855)	(1,681)	(653)	(710)
Institutional Shares	(68,617)	(87,452)	(6,468)	(6,830)	(443)	(627)
Service Shares	(206)	(322)	(1,470)	(1,432)	(2)	(1)
Net realized gain from investment transactions*
Investor Shares	–	(21)	–	(5)	–	(1)
Institutional Shares	–	(78)	–	(10)	–	–
Service Shares	–	–	–	(3)	–	–
Net Decrease from Dividends and Distributions	(82,754)	(101,075)	(9,793)	(9,961)	(1,098)	(1,339)
Capital Share Transactions:
Shares sold
Investor Shares	454,382	1,005,643	36,742	100,649	26,268	81,886
Institutional Shares	21,436,203	69,784,930	3,019,547	6,648,178	29,701	83,996
Service Shares	39,323	468,014	408,027	746,697	–	307
Reinvested dividends and distributions
Investor Shares	13,607	12,892	1,814	1,637	638	688
Institutional Shares	31,704	45,418	1,901	2,474	442	612
Service Shares	136	165	425	290	3	1
Shares repurchased
Investor Shares	(595,935)	(1,626,899)	(65,176)	(191,893)	(35,321)	(115,276)
Institutional Shares	(24,975,667)	(70,847,939)	(2,910,444)	(7,041,709)	(34,527)	(108,262)
Service Shares	(51,475)	(502,774)	(411,059)	(795,044)	(300)	–
Net Increase/(Decrease) from Capital Share Transactions	(3,647,722)	(1,660,550)	81,777	(528,721)	(13,096)	(56,048)
Net Increase/(Decrease) in Net Assets	(3,647,722)	(1,660,550)	81,778	(528,721)	(13,096)	(56,048)
Net Assets:
Beginning of period	9,738,110	11,398,660	751,709	1,280,430	157,169	213,217
End of period	$6,090,388	$9,738,110	$833,487	$751,709	$144,073	$157,169

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 51

Financial Highlights - Money Market Funds

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year ended October 31	Janus Money Market Fund
Investor Shares	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.01		.01		.02		.04		.06
Net gains/(losses) on securities (both realized and unrealized)	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.01		.01		.01		.02		.04		.06
Less Distributions:
Dividends (from net investment income)*	(.01)		(.01)		(.01)		(.02)		(.04)		(.06)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.01)		(.01)		(.01)		(.02)		(.04)		(.06)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	0.95%		0.75%		0.79%		1.53%		4.52%		5.88%
Net Assets, End of Period (in thousands)	$1,460,858		$1,588,804		$2,197,167		$3,041,637		$3,614,097		$3,165,642
Average Net Assets for the Period (in thousands)	$1,494,588		$1,790,472		$2,658,402		$3,180,307		$3,629,621		$2,982,106
Ratio of Expenses to Average Net Assets***(2)(3)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.88%		0.74%		0.80%		1.53%		4.43%		5.77%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year ended October 31	Janus Government Money Market Fund
Investor Shares	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.01		.01		.01		.04		.06
Net gains/(losses) on securities (both realized and unrealized)	–	(1)	–	(1)	–		–	(1)	–	(1)	–	(1)
Total from Investment Operations	.01		.01		.01		.01		.04		.06
Less Distributions:
Dividends (from net investment income)*	(.01)		(.01)		(.01)		(.01)		(.04)		(.06)
Distributions (from capital gains)*	–		–	(1)	–		–	(1)	–	(1)	–	(1)
Total Distributions	(.01)		(.01)		(.01)		(.01)		(.04)		(.06)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	0.91%		0.68%		0.72%		1.49%		4.47%		5.76%
Net Assets, End of Period (in thousands)	$197,464		$224,084		$313,691		$447,313		$471,335		$330,396
Average Net Assets for the Period (in thousands)	$206,657		$253,183		$388,077		$431,132		$402,844		$340,813
Ratio of Expenses to Average Net Assets***(2)(3)	0.61	%(5)	0.60	%(5)	0.60	%(5)	0.60	%(5)	0.60	%(5)	0.60	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.81%		0.66%		0.73%		1.48%		4.25%		5.61%

  *See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.70% in 2005, 0.70% in 2004, 0.70% in 2003, 0.70% in 2002, 0.70% in 2001 and 0.70% in 2000 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.71% in 2005, 0.70% in 2004, 0.70% in 2003, 0.70% in 2002, 0.70% in 2001 and 0.70% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

52 Janus Bond & Money Market Funds April 30, 2005

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Investor Shares	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.01		.01		.01		.03		.04
Net gains/(losses) on securities (both realized and unrealized)	–		–	(1)	–	(1)	–		–		–	(1)
Total from Investment Operations	.01		.01		.01		.01		.03		.04
Less Distributions:
Dividends (from net investment income)*	(.01)		(.01)		(.01)		(.01)		(.03)		(.04)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–		–	(1)
Total Distributions	(.01)		(.01)		(.01)		(.01)		(.03)		(.04)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	0.65%		0.59%		0.64%		1.09%		2.84%		3.58%
Net Assets, End of Period (in thousands)	$98,971		$107,386		$140,087		$187,272		$205,510		$171,383
Average Net Assets for the Period (in thousands)	$101,912		$120,544		$173,152		$192,498		$190,597		$168,435
Ratio of Expenses to Average Net Assets***(2)(3)	0.63	%(4)	0.61	%(4)	0.60	%(4)	0.60	%(4)	0.61	%(4)	0.60	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.29%		0.59%		0.65%		1.08%		2.79%		3.53%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year ended October 31	Janus Money Market Fund
Institutional Shares	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.01		.01		.02		.05		.06
Net gains/(losses) on securities (both realized and unrealized)	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.01		.01		.01		.02		.05		.06
Less Distributions:
Dividends (from net investment income)*	(.01)		(.01)		(.01)		(.02)		(.05)		(.06)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.01)		(.01)		(.01)		(.02)		(.05)		(.06)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	1.16%		1.17%		1.22%		1.96%		4.96%		6.35%
Net Assets, End of Period (in thousands)	$4,615,816		$8,123,575		$9,141,167		$10,541,200		$13,268,612		$7,308,448
Average Net Assets for the Period (in thousands)	$6,168,481		$7,453,480		$10,403,767		$12,632,647		$10,427,053		$6,804,495
Ratio of Expenses to Average Net Assets***(2)(3)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.16	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.24%		1.17%		1.21%		1.95%		4.70%		6.22%

  *See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.73% in 2005, 0.71% in 2004, 0.70% in 2003, 0.70% in 2002, 0.71% in 2001 and 0.70% in 2000 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.35% in 2005, 0.35% in 2004, 0.35% in 2003, 0.35% in 2002, 0.35% in 2001 and 0.33% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 53

Financial Highlights - Money Market Funds (continued)

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year ended October 31	Janus Government Money Market Fund
Institutional Shares	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.01		.01		.02		.05		.06
Net gains/(losses) on securities (both realized and unrealized)	–	(1)	–	(1)	–		–	(1)	–	(1)	–	(1)
Total from Investment Operations	.01		.01		.01		.02		.05		.06
Less Distributions:
Dividends (from net investment income)*	(.01)		(.01)		(.01)		(.02)		(.05)		(.06)
Distributions (from capital gains)*	–		–	(1)	–		–	(1)	–	(1)	–	(1)
Total Distributions	(.01)		(.01)		(.01)		(.02)		(.05)		(.06)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	1.14%		1.13%		1.18%		1.95%		4.93%		6.24%
Net Assets, End of Period (in thousands)	$495,774		$384,769		$775,826		$1,274,650		$933,973		$782,370
Average Net Assets for the Period (in thousands)	$575,405		$610,052		$1,136,909		$1,250,675		$751,585		$741,708
Ratio of Expenses to Average Net Assets***(2)(3)	0.16	%(4)	0.15	%(4)	0.15	%(4)	0.15	%(4)	0.15	%(4)	0.15	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.27%		1.12%		1.17%		1.90%		4.72%		6.07%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Institutional Shares	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.01		.01		.02		.03		.04
Net gains/(losses) on securities (both realized and unrealized)	–		–	(1)	–	(1)	–		–		–	(1)
Total from Investment Operations	.01		.01		.01		.02		.03		.04
Less Distributions:
Dividends (from net investment income)*	(.01)		(.01)		(.01)		(.02)		(.03)		(.04)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–		–	(1)
Total Distributions	(.01)		(.01)		(.01)		(.02)		(.03)		(.04)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	0.86%		1.01%		1.07%		1.51%		3.27%		4.03%
Net Assets, End of Period (in thousands)	$45,001		$49,385		$73,039		$105,009		$136,557		$56,172
Average Net Assets for the Period (in thousands)	$51,984		$61,801		$101,230		$109,354		$61,859		$73,351
Ratio of Expenses to Average Net Assets***(2)(3)	0.21	%(5)	0.19	%(5)	0.18	%(5)	0.18	%(5)	0.19	%(5)	0.16	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.72%		1.01%		1.07%		1.51%		3.10%		4.00%

  *See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.36% in 2005, 0.35% in 2004, 0.35% in 2003, 0.35% in 2002, 0.35% in 2001 and 0.35% in 2000 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.38% in 2005, 0.36% in 2004, 0.35% in 2003, 0.35% in 2002, 0.36% in 2001 and 0.33% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

54 Janus Bond & Money Market Funds April 30, 2005

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year ended October 31	Janus Money Market Fund
Service Shares	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.01		.01		.02		.05		.06
Net gains/(losses) on securities (both realized and unrealized)	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.01		.01		.01		.02		.05		.06
Less Distributions:
Dividends (from net investment income)*	(.01)		(.01)		(.01)		(.02)		(.05)		(.06)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.01)		(.01)		(.01)		(.02)		(.05)		(.06)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	1.03%		0.92%		0.96%		1.70%		4.70%		6.08%
Net Assets, End of Period (in thousands)	$13,714		$25,731		$60,326		$98,643		$74,515		$129,634
Average Net Assets for the Period (in thousands)	$20,697		$36,421		$68,106		$80,774		$99,861		$59,503
Ratio of Expenses to Average Net Assets***(2)(3)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.42	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.01%		0.88%		0.95%		1.71%		4.62%		6.02%
For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year ended October 31	Janus Government Money Market Fund
Service Shares	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.01		.01		.02		.05		.06
Net gains/(losses) on securities (both realized and unrealized)	–	(1)	–	(1)	–		–	(1)	–	(1)	–	(1)
Total from Investment Operations	.01		.01		.01		.02		.05		.06
Less Distributions:
Dividends (from net investment income)*	(.01)		(.01)		(.01)		(.02)		(.05)		(.06)
Distributions (from capital gains)*	–		–	(1)	–		–	(1)	–	(1)	–	(1)
Total Distributions	(.01)		(.01)		(.01)		(.02)		(.05)		(.06)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	1.01%		0.88%		0.92%		1.69%		4.67%		5.97%
Net Assets, End of Period (in thousands)	$140,249		$142,856		$190,913		$173,292		$85,589		$78,877
Average Net Assets for the Period (in thousands)	$146,665		$164,773		$189,811		$118,192		$103,932		$63,802
Ratio of Expenses to Average Net Assets***(2)(3)	0.41	%(5)	0.40	%(5)	0.40	%(5)	0.40	%(5)	0.40	%(5)	0.40	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.02%		0.87%		0.91%		1.64%		4.57%		5.86%

  *See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.60% in 2005, 0.60% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001 and 0.59% in 2000 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.61% in 2005, 0.60% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001 and 0.60% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2005 55

Financial Highlights - Money Market Funds (continued)

For a share outstanding during the six-month period ended April 30, 2005 (unaudited) and through each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Service Shares	2005		2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.01		.01		.01		.03		.04
Net gains/(losses) on securities (both realized and unrealized)	–		–	(1)	–	(1)	–		–		–	(1)
Total from Investment Operations	.01		.01		.01		.01		.03		.04
Less Distributions:
Dividends (from net investment income)*	(.01)		(.01)		(.01)		(.01)		(.03)		(.04)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–		–	(1)
Total Distributions	(.01)		(.01)		(.01)		(.01)		(.03)		(.04)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	0.74%		0.76%		0.81%		1.27%		3.02%		3.81%
Net Assets, End of Period (in thousands)	$101		$398		$91		$663		$10		$10
Average Net Assets for the Period (in thousands)	$343		$124		$233		$192		$10		$737
Ratio of Expenses to Average Net Assets***(2)(3)	0.46	%(4)	0.44	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.41	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.39%		0.88%		0.89%		1.21%		2.98%		3.67%

  *See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.63% in 2005, 0.61% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001 and 0.58% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

56 Janus Bond & Money Market Funds April 30, 2005

Notes to Schedules of Investments (unaudited)

Lehman Brothers Aggregate Bond Index		The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit Index		The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

Lehman Brothers Government/Credit 1-3 Year Index		The Lehman Brothers Government/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

Lehman Brothers Municipal Bond Index		The Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.

Lehman Brothers High-Yield Bond Index		The Lehman Brothers High-Yield Bond Index is composed of fixed rate, publicly issued, non-investment grade debt.

Lipper General Municipal Debt Funds		A fund that invests at least 65% of its assets in municipal debt issues in the top four credit ratings.

Lipper High Current Yield Fund		A fund that aims at high (relative) current yield from fixed income securities, has no quality or Yield Fund maturity restrictions, and tends to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds		A fund that invests at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds		A fund that invests at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144	A	144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the1933 Act.

MBS		Mortgage Backed Security

PLC		Public Limited Company

REIT		Real Estate Investment Trust

Section 4(2)		Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

WI		When-Issued Securities

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or mortgage backed securities (with extended settlement dates).

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ç  Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $170,000 that was written-off December 10, 2001.

  ##  Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $110,000 that was written-off December 10, 2001.

‡‡  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  ß  Security is illiquid.

  #  Loaned security, a portion or all of the security is on loan as of April 30, 2005.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

Janus Bond & Money Market Funds April 30, 2005 57

Notes to Schedules of Investments (unaudited) (continued)

ºº  Schedule of Fair Valued Securities as of April 30, 2005

	Value	Value as a % of Net Assets
Janus Flexible Bond Fund(1)
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	$–	0.0%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	–	0.0%
	$–	0.0%
Janus High-Yield Fund
Mikohn Gaming Corp. - expires 8/15/08	$1,550,515	0.3%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

(1)  Formerly named Janus Flexible Income Fund.

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements and/or mortgage backed securities (with extended settlement dates) as of April 30, 2005 are noted below.

Fund	Aggregate Value
Janus Federal Tax-Exempt Fund	$5,305,153
Janus Flexible Bond Fund(1)	236,662,029
Janus Short-Term Bond Fund	58,714,125

(1) Formerly named Janus Flexible Income Fund.

58 Janus Bond & Money Market Funds April 30, 2005

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Flexible Bond Fund(1)
Allegheny Energy Supply Company LLC, 8.25% bonds, due 4/15/12 (144A)	3/12/04 - 7/13/04	$6,228,644	$6,656,250	0.7%
Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)	4/25/03 - 5/21/03	3,476,535	3,664,546	0.3%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	4/17/98	4,250,000	–	0.0%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00	2,200,000	–	0.0%
		$16,155,179	$10,320,796	1.0%
Janus High-Yield Fund
Allegheny Energy Supply Company LLC, 8.25% bonds, due 4/15/12 (144A)	2/9/04 - 4/2/04	$3,141,625	$3,354,750	0.6%
Calpoint Receivable Structured Trust 2001, 7.44% notes, due 12/10/06 (144A)	9/22/03 - 8/24/04	2,356,871	2,406,228	0.5%
Dynegy Holdings, Inc., 10.125% secured notes, due 7/15/13 (144A)	8/4/04 - 12/28/04	3,645,625	3,347,500	0.6%
Interactive Health LLC, 7.25% senior notes, due 4/1/11 (144A)	3/19/04	643,392	728,000	0.1%
Levi Strauss & Co., 7.73% senior notes, due 4/1/12 (144A)	3/7/05	1,000,000	920,000	0.2%
Virgin River Casino Corp., 0% senior subordinated notes, due 1/15/13 (144A)	12/10/04 - 4/20/05	1,259,183	1,283,200	0.2%
		$12,046,696	$12,039,678	2.2%
Janus Money Market Fund
Ares VII CLO Ltd., Class A-1A 2.82%, 5/8/15 (144A)	4/23/03	$75,000,000	$75,000,000	1.2%
Blue Heron Funding IV, Ltd., Series 4A, Class A 3.02%, 12/16/05 (144A)	12/17/04	100,000,000	100,000,000	1.6%
Blue Spice LLC 2.91%, 5/25/05	4/5/05	26,890,875	26,947,620	0.5%
Park Place Securities LLC 3.07%, 1/25/35	12/3/04	67,927,314	67,927,313	1.1%
		$269,818,189	$269,874,933	4.4%

The funds have registration rights for certain restricted securities held as of April 30, 2005. The issuer incurs all registration costs.

(1)  Formerly named Janus Flexible Income Fund.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2005.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Bond & Money Market Funds April 30, 2005 59

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund (formerly named Janus Flexible Income Fund), Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the "Bond Funds") and Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively the "Money Market Funds") are series funds. The Bond Funds and the Money Market Funds (collectively the "Funds" and individually a "Fund") are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest in high-quality money market instruments. Each of the Bond Funds in this report is classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

The Money Market Funds offer three classes of shares: "Investor Shares" are available to the general public, "Institutional Shares" are available only to investors that meet certain minimum dollar limits, and "Service Shares" are available through banks and other financial institutions.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the funds are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares for each of the Money Market Funds based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares of each Money Market Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds' Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent, however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

60 Janus Bond & Money Market Funds April 30, 2005

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2005, the Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2005
Janus Flexible Bond Fund(1)	$173,351,654
Janus Short-Term Bond Fund	57,531,500

(1)  Formerly named Janus Flexible Income Fund.

As of April 30, 2005, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2005
Janus Flexible Bond Fund(1)	$176,882,394
Janus Short-Term Bond Fund	58,714,125

(1)  Formerly named Janus Flexible Income Fund.

As of April 30, 2005, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations (if applicable).

During the six-month period ended April 30, 2005, there were no securities lending arrangements for Janus Federal Tax-Exempt Fund, Janus High-Yield Fund or the Money Market Funds.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exhange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Bond Funds may enter into futures contracts. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Funds' custodian.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and

Janus Bond & Money Market Funds April 30, 2005 61

Notes to Financial Statements (unaudited) (continued)

paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

Foreign Currency Translation

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

Janus High-Yield Fund is, and Janus Flexible Bond Fund and Janus Short-Term Bond Fund may be, invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Bond Fund.

Fund	Average Daily Net Assets of Fund	Management Fee %
Janus Federal Tax-Exempt Fund	First $300 Million Over $300 Million	0.50% 0.45%

Janus Flexible Bond Fund(1)	First $300 Million Over $300 Million	0.58% 0.48%

Janus High-Yield Fund	First $300 Million Over $300 Million	0.65% 0.55%

Janus Short-Term Bond Fund	First $300 Million Over $300 Million	0.64% 0.54%

(1)  Formerly named Janus Flexible Income Fund.

62 Janus Bond & Money Market Funds April 30, 2005

Until at least March 1, 2006, provided that Janus Capital remains investment adviser to the Bond Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rates noted below. Janus Capital is not entitled to recoup such reimbursements or fee reductions from the Funds. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit Fee %
Janus Federal Tax-Exempt Fund	0.55%
Janus Flexible Bond Fund(1)	0.93%
Janus High-Yield Fund	0.90%
Janus Short-Term Bond Fund	0.64%

(1)  Formerly named Janus Flexible Income Fund

Each of the Money Market Funds pays Janus Capital 0.20% of average daily net assets as an investment advisory fee. Effective July 1, 2003, Janus Capital agreed to reduce its advisory fee for each of the Money Market Funds to 0.10%. In addition, each class of shares of each of the Money Market Funds pays Janus Capital an administrative fee. This fee is 0.50%, 0.15%, and 0.40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Effective April 1, 2002, Janus Capital agreed to reduce the administrative fee to 0.08% and 0.33% on the Institutional Shares and Service Shares, respectively, for both Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. Additionally, the administrative fee was reduced to 0.05% and 0.30% on the Institutional Shares and Service Shares, respectively, for Janus Government Money Market Fund effective April 1, 2002. For the Service Shares of each of the Money Market Funds, a portion of the administrative fee, designated separately as service fees, is used to compensate Financial Institutions for providing administrative services to their customers who invest in the shares. Each of the Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

A 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus High-Yield Fund were $69,737 for the six-month period ended April 30, 2005.

Each of the Bond Funds pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Bond Funds' total net assets sold directly and the proportion of each of the Bond Funds' net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account from each of the Bond Funds for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

During the six-month period ended April 30, 2005, Janus Services reimbursed Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund $279, $340, $21 and $589, respectively, as a result of dilutions caused by incorrectly processed shareholder activity.

For the six-month period ended April 30, 2005, Janus Capital assumed $3,084 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These non-recurring costs and offsetting waiver are shown in the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

The Bond Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Custody credits received reduce Custodian Fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2005, the Funds did not have affiliated purchases in the money market funds.

Janus Bond & Money Market Funds April 30, 2005 63

Notes to Financial Statements (unaudited) (continued)

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended April 30, 2005 (unaudited)

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Federal Tax-Exempt Fund	$54,763,367	$63,123,172	$–	$–
Janus Flexible Bond Fund(1)	216,826,230	469,486,250	817,125,150	684,901,324
Janus High-Yield Fund	328,415,663	317,872,855	–	–
Janus Short-Term Bond Fund	26,718,488	71,978,337	92,842,529	84,307,169

(1)  Formerly named Janus Flexible Income Fund.

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Federal Tax-Exempt Fund	$121,404,101	$3,128,152	$(95,192)	$3,032,960
Janus Flexible Bond Fund(1)	1,198,229,713	11,741,044	(15,622,584)	(3,881,540)
Janus High-Yield Fund	529,084,812	8,992,722	(12,195,600)	(3,202,878)
Janus Short-Term Bond Fund	289,168,617	296,900	(2,173,778)	(1,876,878)
Janus Money Market Fund	6,085,327,945	–	–	–
Janus Government Money Market Fund	833,544,629	–	–	–
Janus Tax-Exempt Money Market Fund	130,101,113	–	–	–

(1)  Formerly named Janus Flexible Income Fund.

64 Janus Bond & Money Market Funds April 30, 2005

Net capital loss carryovers as of October 31, 2004 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2004

Fund	October 31, 2007	October 31, 2008	October 31, 2009	October 31, 2010	Accumulated Capital Losses
Janus Federal Tax-Exempt Fund	$(455,751)	$(3,958,986)	$–	$–	$(4,414,737)
Janus Flexible Bond Fund(1)	–	(2,017,419)	–	(7,257,223)	(9,274,642)
Janus High-Yield Fund	–	–	(8,392,552)	(26,735,934)	(35,128,486)
Janus Short-Term Bond Fund	–	–	–	–	–
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–
Janus Tax-Exempt Money Market Fund	–	–	–	–	–

(1)  Formerly named Janus Flexible Income Fund.

During the year ended October 31, 2004, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryovers Utilized
Janus Federal Tax-Exempt Fund	$786,929
Janus Flexible Bond Fund(1)	31,932,795
Janus High-Yield Fund	25,580,671

(1)  Formerly named Janus Flexible Income Fund.

Janus Bond & Money Market Funds April 30, 2005 65

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARES TRANSACTIONS

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004 (all numbers in thousands)	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund(1)		Janus High-Yield Fund		Janus Short-Term Bond Fund
Bond Funds	2005	2004	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares
Shares sold	853	2,495	6,593	17,509	10,979	16,710	8,895	27,796
Reinvested distributions	269	618	2,196	5,639	1,675	3,729	1,318	3,976
Shares repurchased	(2,783)	(10,524)	(20,985)	(61,851)	(12,731)	(44,317)	(22,585)	(62,837)
Net Increase/(Decrease) in Capital Share Transactions	(1,661)	(7,411)	(12,196)	(38,703)	(77)	(23,878)	(12,372)	(31,065)
Shares Outstanding, Beginning of Period	18,585	25,996	118,831	157,534	56,569	80,447	92,140	123,205
Shares Outstanding, End of Period	16,924	18,585	106,635	118,831	56,492	56,569	79,768	92,140

(1)  Formerly named Janus Flexible Income Fund.

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004 (all numbers in thousands)	Janus Money Market Fund		Janus Government Money Market Fund		Janus Tax-Exempt Money Market Fund
Money Market Funds	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares – Investor Shares
Shares sold	454,381	1,005,643	36,742	100,649	26,268	81,886
Reinvested dividends and distributions	13,607	12,893	1,814	1,637	638	689
Shares repurchased	(595,935)	(1,626,899)	(65,176)	(191,893)	(35,321)	(115,276)
Net Increase/(Decrease) in Capital Share Transactions	(127,947)	(608,363)	(26,620)	(89,607)	(8,415)	(32,701)
Shares Outstanding, Beginning of Period	1,588,804	2,197,167	224,084	313,691	107,386	140,087
Shares Outstanding, End of Period	1,460,857	1,588,804	197,464	224,084	98,971	107,386
Transactions in Fund Shares – Institutional Shares
Shares sold	21,436,203	69,784,929	3,019,547	6,648,178	29,701	83,996
Reinvested dividends and distributions	31,705	45,418	1,901	2,474	442	612
Shares repurchased	(24,975,666)	(70,847,939)	(2,910,444)	(7,041,709)	(34,527)	(108,262)
Net Increase/(Decrease) in Capital Share Transactions	(3,507,758)	(1,017,592)	111,004	(391,057)	(4,384)	(23,654)
Shares Outstanding, Beginning of Period	8,123,575	9,141,167	384,769	775,826	49,385	73,039
Shares Outstanding, End of Period	4,615,817	8,123,575	495,773	384,769	45,001	49,385
Transactions in Fund Shares – Service Shares
Shares sold	39,323	468,014	408,027	746,697	–	306
Reinvested dividends and distributions	136	165	425	290	3	1
Shares repurchased	(51,476)	(502,774)	(411,059)	(795,044)	(300)	–
Net Increase/(Decrease) in Capital Share Transactions	(12,017)	(34,595)	(2,607)	(48,057)	(297)	307
Shares Outstanding, Beginning of Period	25,731	60,326	142,856	190,913	398	91
Shares Outstanding, End of Period	13,714	25,731	140,249	142,856	101	398

(1)  Formerly named Janus Flexible Income Fund.

66 Janus Bond & Money Market Funds April 30, 2005

6. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC'') and the Office of the New York State Attorney General ("NYAG'') publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to ''market time'' certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG'') and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of JCG on a derivative basis against the Board of Directors of JCG; and (v) claims by a putative class of shareholders of JCG asserting claims on behalf of the shareholders. Each of the five complaints name JCG and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies LLC ("INTECH"), Bay Isle, Perkins Wolf McDonnell and Company LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCG.

In early 2005, a lawsuit was filed in the State of Kansas alleging violations under Kansas law based on Janus Capital's involvement in the market timing allegations. Also, the Attorney General's Office for the State of West Virginia recently filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing'' actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Funds.

On March 16, 2005, Bay Isle received a document request in connection with the SEC's informal inquiry into issues raised by the SEC staff in a deficiency letter resulting from a routine examination of Bay Isle in March 2004. Bay Isle is in the process of responding to such request. In addition, the SEC examination of Janus Capital commenced in September 2003 remains open.

Janus Bond & Money Market Funds April 30, 2005 67

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

68 Janus Bond & Money Market Funds April 30, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each of the Bond Funds and each class of the Money Market Funds. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each Fund and each class of the Money Market Funds. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

Janus Bond & Money Market Funds April 30, 2005 69

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods for the Bond Funds and each class of the Money Market Funds. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate (as applicable).

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

70 Janus Bond & Money Market Funds April 30, 2005

Notes

Janus Bond & Money Market Funds April 30, 2005 71

Notes

72 Janus Bond & Money Market Funds April 30, 2005

Notes

Janus Bond & Money Market Funds April 30, 2005 73

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (4/05)

C-0605-4  111-24-102 06-05

2005 Semiannual Report

Janus Institutional Cash Reserves Fund

Schedule of Investments	3

Statement of Assets and Liabilities	5

Statement of Operations	6

Statements of Changes in Net Assets	7

Financial Highlights	8

Notes to Schedule of Investments	9

Notes to Financial Statements	10

Additional Information	14

Explanations of Charts, Tables and Financial Statements	15

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding the Fund's Expense Example, which appears on page 2 of this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2004 to April 30, 2005.

Actual Expenses

The first line of the table in the example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in the example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund's Prospectus.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. These fees are fully described in the prospectus. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Institutional Cash Reserves Fund April 30, 2005 1

Janus Institutional Cash Reserves
Fund (unaudited)

Portfolio Managers

Sharon Pichler

Eric Thorderson

Janus Institutional Cash Reserves Fund

For the Periods Ended April 30, 2005
Institutional Shares
Fiscal Year-to-Date	1.16%
1 Year	1.84%
Since Inception (May 15, 2002)	1.52%
Seven-Day Current Yield
Institutional Shares:
With Reimbursement	2.82%
Without Reimbursement	2.65%

Data presented represents past performance, which is no guarantee of future results. Call 1-800-525-1068 or visit www.janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Total return includes reinvestment of dividends and distributions.

See "Explanations of Charts, Tables and Financial Statements."

The yield more closely reflects the current earnings of Janus Institutional Cash Reserves Fund than the total return.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total returns would have been lower.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/04)	Ending Account Value (4/30/05)	Expenses Paid During Period (11/1/04-4/30/05)*
Actual	$1,000.00	$1,011.60	$0.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$0.90

*Expenses are equal to the annualized expense ratio of 0.18%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

2 Janus Institutional Cash Reserves Fund April 30, 2005

Janus Institutional Cash Reserves Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Principal Amount		Value
Certificates of Deposit - 11.3%
$25,000,000	HSH Nordbank A.G., New York 2.345%, 9/9/05	$24,998,667
25,000,000	Landesbank Baden-Wurttemberg, New York 2.00%, 5/11/05	24,999,966
	Natexis Banques Populaires, New York:
10,000,000	2.66%, 11/9/05	9,999,740
15,000,000	3.18%, 1/27/06	15,000,000
	Norddeutsche Landesbank Girozentrale New York:
25,000,000	2.48%, 10/12/05	24,998,334
10,000,000	3.0275%, 12/30/05	10,000,000
20,000,000	Standard Chartered Bank, New York 3.71%, 4/5/06	20,000,000
20,000,000	US Bank N.A. 2.31%, 7/27/05	19,999,528
Total Certificates of Deposit (cost $149,996,235)		149,996,235
Commercial Paper - 16.6%
	Check Point Charlie, Inc.:
25,000,000	2.71%, 5/5/05 (Section 4(2))	24,992,473
14,000,000	3.26%, 10/3/05 (Section 4(2))	13,803,494
10,023,000	Gotham Funding Corp. 2.95%, 5/18/05 (Section 4(2))	10,009,037
10,000,000	Harrier Finance Funding 3.075%, 9/2/05 (Section 4(2))	9,894,083
16,000,000	K2 (USA) LLC 3.08%, 7/25/05 (144A)	15,883,644
10,000,000	La Fayette Asset Securitization LLC 2.92%, 5/11/05 (Section 4(2))	9,991,889
	Manhattan Asset Funding Company LLC:
20,000,000	2.73%, 5/5/05 (Section 4(2))	19,993,934
10,000,000	2.97%, 5/18/05 (Section 4(2))	9,985,975
	Rhineland Funding Capital Corp.:
10,000,000	2.82%, 5/12/05 (Section 4(2))	9,991,383
11,747,000	2.80%, 5/16/05 (Section 4(2))	11,733,295
15,000,000	3.02%, 6/7/05 (Section 4(2))	14,953,442
	Victory Receivables Corp.:
10,000,000	2.96%, 5/18/05 (Section 4(2))	9,986,022
10,000,000	2.96%, 5/19/05 (Section 4(2))	9,985,200
10,000,000	2.96%, 5/20/05 (Section 4(2))	9,984,378
	Whistlejacket Capital, Ltd.:
14,000,000	2.84%, 5/25/05 (144A)	13,973,493
15,148,000	2.86%, 6/20/05 (144A)	15,087,829
10,175,000	3.28%, 9/20/05 (144A)	10,043,358
Total Commercial Paper (cost $220,292,929)		220,292,929
Floating Rate Notes - 59.1%
1,880,000	A.E. Realty LLC, Series 2003 3.17%, 10/1/23	1,880,000
3,250,000	Alexander City, Alabama Special Care Facilities Financing Authority Revenue (Russell Hospital), Series B 3.04%, 10/1/23	3,250,000
8,700,000	American Health Centers, Inc. Series 2001, 3.18%, 3/1/19	8,700,000
25,000,000	Ares VII CLO Ltd., Class A-1A 2.82%, 5/8/15 (144A) §	25,000,000
39,000,000	Bank of America Securities LLC (same day put), 3.08%, 5/2/05	39,000,000
50,000,000	Blue Heron Funding VI, Ltd. Class A-1, 3.03%, 5/18/05 (144A)	50,000,000

Principal Amount		Value
$25,000,000	Blue Heron Funding VII, Ltd., Series 7A Class A-1, 2.88%, 5/27/05 (144A)	$25,000,000
17,000,000	Brooklyn Tabernacle 3.11%, 4/1/24	17,000,000
3,936,300	Campus Research Corp. 3.22%, 6/1/13	3,936,300
2,800,000	Capel, Inc. 3.11%, 9/1/09	2,800,000
4,840,000	Colonial Acquisitions, Inc. 3.18%, 2/1/23	4,840,000
4,350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 3.1144%, 7/1/35	4,350,000
6,000,000	Colorado Natural Gas, Inc. Series 2002, 3.06%, 7/1/32	6,000,000
	Cornerstone Bank
10,000,000	3.22%, 1/1/25	10,000,000
13,323,000	3.12%, 1/1/29	13,323,000
5,860,000	Courtesy Realty LLC, Series 2002 3.18%, 12/1/17	5,860,000
8,085,000	Crozer-Keystone Health Systems 3.10%, 12/15/21	8,085,000
	Eagle County, Colorado Housing Facility Revenue, Project A:
9,100,000	(BC Housing LLC) 3.0644%, 6/1/27	9,100,000
8,000,000	(The Tarnes at BC LLC) 3.1144%, 5/1/39	8,000,000
11,140,000	Edison Chouest Offshore LLC 3.18%, 2/1/14	11,140,000
80,000,000	EMC Mortgage Corp. (same day put) 3.16%, 5/6/05	80,000,001
5,000,000	H.C. Equities L.P. 3.06%, 12/1/23	5,000,000
	Illinois Development Finance Authority Revenue:
8,270,000	(Shelby Memorial Hospital) Variable Rate, 3.26%, 10/1/29	8,270,000
1,695,000	(St. Anthony's Health Center) Variable Rate, 3.26%, 10/1/29	1,695,000
3,000,000	Illinois Health Facilities Authority Revenue, (Villa St. Benedict) Series C, 3.10%, 11/15/10	3,000,000
4,250,000	J.D. Parks and Lissa Parks, Series 2002 3.18%, 6/1/22	4,250,000
40,000,000	J.P. Morgan Securities, Inc. (seven day put) 3.08%, 1/17/06	40,000,000
7,800,000	Jasper, Morgan, Newton and Walton Counties, Georgia Joint Development Authority Revenue, (Industrial Park Project), 3.13%, 12/1/20	7,800,000
20,000,000	K2 (USA) LLC 2.90%, 6/20/05 (144A)	20,000,000
55,000,000	Lehman Brothers, Inc. (90 day put) 3.18%, 3/6/06 ß	55,000,000
7,725,000	Lock-N-Store, Inc., Series 2002 3.29%, 9/1/22	7,725,000
14,170,000	Louisiana Local Government Authority (Environmental Facilities Community Development Center), 3.26%, 3/1/11	14,170,000
4,500,000	Lowell Family LLC 3.13%, 4/1/30	4,500,000
8,785,000	Luxor Management Co. 3.18%, 4/1/18	8,785,000

See Notes to Schedule of Investments and Financial Statements.

Janus Institutional Cash Reserves Fund April 30, 2005 3

Janus Institutional Cash Reserves Fund

Schedule of Investments (unaudited)

As of April 30, 2005

Principal Amount		Value
$7,890,000	McElroy Metal Mill, Inc., Series 2003 3.18%, 7/1/18	$7,890,000
42,000,000	Merrill Lynch & Company, Inc. (seven day put), 3.15%, 3/28/06	42,000,000
10,485,000	Mississippi Business Finance Corp. 3.18%, 12/1/22	10,485,000
5,555,000	Montgomery, Alabama Downtown Redevelopment Authority Capital Improvement Revenue, 3.04%, 11/1/18	5,555,000
4,700,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 3.13%, 9/1/14	4,700,000
5,185,000	Ohio Health Care Facility Revenue Bonds (United Church Homes, Inc. Project) Series 2002, 3.10%, 9/1/27	5,185,000
8,140,000	Orthopaedic Institute of Ohio, Inc. 3.25%, 12/1/11	8,140,000
16,981,828	Park Place Securities LLC 3.07%, 1/25/35 (144A) §	16,981,828
20,000,000	Putnam Structured Product Funding 2003-1 LLC, Class A-1A 2.97375%, 10/15/38 (144A)	20,000,000
13,300,000	Russell Lands, Inc., Series 2002 3.18%, 8/1/12	13,300,000
11,050,000	Safe Mini Storage Development LLC Series 2002, 3.22%, 10/1/17	11,050,000
6,100,000	Stone-Lee Partners LLC 3.11%, 3/1/21	6,100,000
7,000,000	Tennessee Aluminum Processors, Inc. 3.10%, 5/1/14	7,000,000
4,164,000	TOG Properties LLC 3.18%, 9/1/18	4,164,000
13,800,000	Village Green Finance Co. 3.06%, 11/1/22	13,800,000
5,700,000	Virginia Health Services 3.06%, 1/1/18	5,700,000
9,670,000	West Park Apartments and Cedar Pines Apartments, Series 2002, 3.12%, 9/1/22	9,670,000
32,000,000	Westchester County, New York Industrial Development Agency, (Fortwest II Facility), Series 2002, 3.19%, 5/1/32	32,000,000

Principal Amount		Value
$40,000,000	Westdeutsche Landesbank A.G., New York 2.92%, 4/4/06 (144A)	$40,000,000
5,000,000	Wiley Properties, Inc. 3.06%, 12/1/22	5,000,000
Total Floating Rate Notes (cost $786,180,129)		786,180,129
Repurchase Agreements - 12.1%
39,000,000	Citigroup Global Markets, Inc., 3.17% dated 4/29/05, maturing 5/2/05 to be repurchased at $39,010,303 collateralized by $130,710,337 in Credit Enhanced Mortgage Loans 0% - 0.001%, 6/1/28 - 2/17/35 with a value of $45,176,415	39,000,000
39,000,000	Goldman Sachs and Co., 3.07% dated 4/29/05, maturing 5/2/05 to be repurchased at $39,009,978 collateralized by $39,944,374 in Commercial Paper 2.61% - 3.05%, 5/23/05 - 6/27/05 with a value of $39,780,001	39,000,000
66,000,000	J.P. Morgan Securities, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $66,016,500 collateralized by $457,366,324 in U.S. Government Agencies 0.23209% - 6.00%, 2/1/18 - 4/16/47 with a value of $67,320,262	66,000,000
17,400,000	Merrill Lynch and Company, Inc., 3.00% dated 4/29/05, maturing 5/2/05 to be repurchased at $17,404,350 collateralized by $17,721,530 in U.S. Treasury Notes/Bonds 3.125% - 3.375%, 1/31/07 - 2/28/07 with a value of $17,748,063	17,400,000
Total Repurchase Agreements (cost $161,400,000)		161,400,000
Short-Term Corporate Notes - 0.8%
10,000,000	CC USA, Inc. 2.79%, 11/22/05 (144A) (cost $10,000,000)	10,000,000
Total Investments (total cost $1,327,869,293) – 99.9%		1,327,869,293
Cash, Receivables and Other Assets, net of Liabilities - 0.1%		1,887,560
Net Assets – 100%		$1,329,756,853

See Notes to Schedule of Investments and Financial Statements.

4 Janus Institutional Cash Reserves Fund April 30, 2005

Statement of Assets and Liabilities

As of April 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Institutional Cash Reserves Fund
Assets:
Investments at amortized cost	$1,327,869
Receivables:
Interest	4,016
Other assets	18
Total Assets	1,331,903
Liabilities:
Payables:
Due to custodian	627
Dividends and distributions	1,321
Advisory fees	110
Administrative fees	88
Professional fees	-
Total Liabilities	2,146
Net Assets	$1,329,757
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,330,017
Undistributed net realized gain/(loss) from investments*	(260)
Total Net Assets	$1,329,757
Shares Outstanding $0.01 Par Value (unlimited shares authorized)	1,330,017
Net Asset Value Per Share	$1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Institutional Cash Reserves Fund April 30, 2005 5

Statement of Operations

For the six-month period ended April 30, 2005 (unaudited) (all numbers in thousands)	Janus Institutional Cash Reserves Fund
Investment Income:
Interest	$19,589
Total Investment Income	19,589
Expenses:
Advisory fees	1,590
Administrative fees	1,192
Professional fees	6
Non-interested Trustees fees and expenses	20
Non-recurring costs (Note 2)	-
Costs assumed by Janus Capital Management LLC (Note2)	-
Total Expenses	2,808
Less: Excess Expense Reimbursement	(1,351)
Net Expenses after Expense Reimbursement	1,457
Net Investment Income/(Loss)	18,132
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(260)
Net Gain/(Loss) on Investments	(260)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$17,872

See Notes to Financial Statements.

6 Janus Institutional Cash Reserves Fund April 30, 2005

Statements of Changes in Net Assets

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004	Janus Institutional Cash Reserves Fund
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$18,132	$26,101
Net realized gain/(loss) from investment transactions	(260)	53
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,872	26,154
Dividends and Distributions to Shareholders:
Net investment income*	(18,132)	(26,101)
Net realized gain from investment transactions*	–	(53)
Net Decrease from Dividends and Distributions	(18,132)	(26,154)
Capital Share Transactions:
Shares sold	6,223,665	16,879,624
Reinvested dividends and distributions:	8,374	11,072
Shares repurchased	(6,775,240)	(17,813,342)
Net Increase/(Decrease) from Capital Share Transactions	(543,201)	(922,646)
Net Increase/(Decrease) in Net Assets	(543,461)	(922,646)
Net Assets:
Beginning of Period	1,873,218	2,795,864
End of Period	$1,329,757	$1,873,218

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Institutional Cash Reserves Fund April 30, 2005 7

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2005 (unaudited)	Janus Institutional Cash Reserves Fund
and through each fiscal year or period ended October 31	2005		2004		2003		2002(1)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.01		.01		.01
Net realized/unrealized gain/(loss) on securities	–		–	(2)	–	(2)	–
Total from Investment Operations	.01		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.01)		(.01)		(.01)		(.01)
Distributions (from net capital gains)*	–		–	(2)	–	(2)	–
Total Distributions	(.01)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00
Total Return**	1.16%		1.20%		1.27%		0.87%
Net Assets, End of Period (in thousands)	$1,329,757		$1,873,218		$2,795,864		$1,792,158
Average Net Assets for the Period (in thousands)	$1,603,090		$2,216,408		$2,495,376		$1,262,186
Ratio of Expenses to Average Net Assets***(3)	0.18	%(4)	0.18	%(4)	0.18	%(4)	0.18	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.28%		1.18%		1.24%		1.86%

  *  See Note 3 in Notes to Financial Statements.

  **  Total return not annualized for periods of less than one full year.

  ***  Annualized for periods less than one full year.

  (1)  Period May 15, 2002 (inception date) through October 31, 2002.

  (2)  Net realized/unrealized gain/(loss) on securities and distributions (from net capital gains) aggregated less than a $.01 on a per share basis for the fiscal year ended.

  (3)  See "Explanations of Charts, Tables and Financial Statements."

  (4)  The ratio was 0.35% in 2005, 2004, 2003 and 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

8 Janus Institutional Cash Reserves Fund April 30, 2005

Notes to Schedule of Investments (unaudited)

Section 4(2)		Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

144	A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ß		Security is illiquid

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Institutional Cash Reserves Fund
Ares VII CLO Ltd., Class A-1A 2.82%, 5/8/15 (144A)	4/23/03	$25,000,000	$25,000,000	1.9%
Park Place Securities LLC 3.07%, 1/25/35	12.3/04	16,891,828	16,981,828	1.3%
		$41,891,828	$41,981,828	3.2%

The fund has registration rights for certain restricted securities held as of April 30, 2005. The issuer incurs all registration costs.

Variable rate notes are notes which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2005.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Institutional Cash Reserves Fund April 30, 2005 9

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies of Janus Institutional Cash Reserves Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain how the Fund operates and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Fund is part of Janus Investment Fund (the "Trust") which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. The Fund invests primarily in high-quality money market instruments. The Fund is a no-load investment.

The Fund currently offers the initial class of shares exclusively to institutional and individual clients that meet the minimum investment requirement of $5,000,000.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities held by the Fund are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, these securities are valued at fair value as determined in good faith under procedures established by the Fund's trustees. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2005, there were no outstanding borrowing or lending arrangements for the Fund.

When-issued Securities

The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of April 30, 2005, the Fund was not invested in when-issued securities.
Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the Fund's net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the

10 Janus Institutional Cash Reserves Fund April 30, 2005

Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with their vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays Janus Capital 0.20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for the Fund to 0.10% until at least March 1, 2006. In addition, the Fund pays Janus Capital an administrative services fee of 0.15%, which Janus Capital agreed to reduce to 0.08% until at least the next annual renewal of the advisory agreement. All other expenses of the Fund except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and extraordinary costs are paid by Janus Capital.

For the six-month period ended April 30, 2005, Janus Capital assumed $3,084 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 5. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waiver are shown in the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Fund.

Other funds managed by Janus Capital may invest in the Fund. During the six-month period ended April 30, 2005, the Fund had the following affiliated activity:

	Subscriptions	Redemptions	Dividends Paid	Value at 4/30/05
Janus Institutional Cash Reserves Fund
Janus Fund	$–	$50,000,000	$39,645	$–
Janus Mid Cap Value Fund	200,000,000	160,000,000	1,602,996	200,000,000
Janus Small Cap Value Fund	150,000,000	165,000,000	1,283,769	125,000,000
Janus Twenty Fund	795,000,000	695,000,000	1,107,464	100,000,000
Janus Worldwide Fund	475,000,000	775,000,000	1,320,913	–
	$1,620,000,000	$1,845,000,000	$5,354,787	$425,000,000

Janus Institutional Cash Reserves Fund April 30, 2005 11

Notes to Financial Statements (unaudited) (continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

For the six-month period ended April 30, 2005

Fund	Federal Tax Cost
Janus Institutional Cash Reserves Fund	$1,327,869,293

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2005 (unaudited) and the fiscal year ended October 31, 2004 (all numbers in thousands)	2005	2004
Transactions in Fund Shares
Shares sold	6,223,665	16,879,624
Reinvested dividends and distributions	8,374	11,072
Shares repurchased	(6,775,240)	(17,813,342)
Net Increase/(Decrease) in Capital Share Transactions	(543,201)	(922,646)
Shares Outstanding, Beginning of Period	1,873,218	2,795,864
Shares Outstanding, End of Period	1,330,017	1,873,218

12 Janus Institutional Cash Reserves Fund April 30, 2005

5. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC'') and the Office of the New York State Attorney General ("NYAG'') publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time'' certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG'') and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of JCG on a derivative basis against the Board of Directors of JCG; and (v) claims by a putative class of shareholders of JCG asserting claims on behalf of the shareholders. Each of the five complaints name JCG and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies LLC ("INTECH"), Bay Isle, Perkins Wolf McDonnell and Company LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCG.

In early 2005, a lawsuit was filed in the State of Kansas alleging violations under Kansas law based on Janus Capital's involvement in the market timing allegations. Also, the Attorney General's Office for the State of West Virginia recently filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing'' actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Funds.

On March 16, 2005, Bay Isle received a document request in connection with the SEC's informal inquiry into issues raised by the SEC staff in a deficiency letter resulting from a routine examination of Bay Isle in March 2004. Bay Isle is in the process of responding to such request. In addition, the SEC examination of Janus Capital commenced in September 2003 remains open.

Janus Institutional Cash Reserves Fund April 30, 2005 13

Additional Information (unaudited)

Proxy Voting Polices and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

14 Janus Institutional Cash Reserves Fund April 30, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Fund's net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENTS OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Janus Institutional Cash Reserves Fund April 30, 2005 15

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Fund. Following is the total of gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period.

The ratio of net investment income summarizes the income earned less expenses divided by the average net assets of the Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

16 Janus Institutional Cash Reserves Fund April 30, 2005

Notes

Janus International Cash Reserves Fund April 30, 2005 17

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-295-2687

Fund distributed by Janus Distributors LLC. (4/05)

C-0605-4  103-24-100 0605

Item 2	-	Code of Ethics
Not applicable to semi-annual reports;

Item 3	-	Audit Committee Financial Expert
Not applicable to semi-annual reports;

Item 4	-	Principal Accountant Fees and Services
Not applicable to semi-annual reports;

Item 5	-	Audit Committee of Listed Registrants
Not applicable.

Item 6	-	Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7	-	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8	-	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9	-	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10	-	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11	-	Controls and Procedures

(a)                                  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12	-	Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)                    Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)                                 A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Girard C. Miller
Girard C. Miller,
President and Chief Executive Officer (Principal Executive Officer)

Date: June 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Girard C. Miller
Girard C. Miller,
President and Chief Executive Officer (Principal Executive Officer)

Date: June 24, 2005

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer (Principal Accounting Officer and Principal Financial
Officer)

Date: June 24, 2005